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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

Item 1 -  Reports to Shareholders

2007 Semiannual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Orion Fund

Janus Research Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Growth Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Fund	5

Janus Enterprise Fund	13

Janus Orion Fund	21

Janus Research Fund	29

Janus Triton Fund	37

Janus Twenty Fund	45

Janus Venture Fund	51

Janus Global Life Sciences Fund	59

Janus Global Technology Fund	66

Statements of Assets and Liabilities	74

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Schedules of Investments	87

Notes to Financial Statements	91

Additional Information	102

Explanations of Charts, Tables and Financial Statements	105

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus Funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets delivered healthy gains during the six months ended April 30, 2007, amid continued evidence of strong U.S. economic growth with modest inflation. Despite a brief bout of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide valuation support to equities in the U.S. and around the globe.

Continued Strong Performance

We are pleased to report that several fund managers continued to deliver strong performance compared to their peers. For the one-year period ended April 30, 2007, 81% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the three-year period, 68% of our retail funds achieved first- or second- quartile Lipper rankings, and 67% ranked in Lipper's top two quartiles for the five-year period. (See complete rankings on page 3).

Investment Team Depth

We're proud of the depth we've built in our investment team over the past few years. Recently, we said farewell to several long-term Janus portfolio managers who announced their retirements. In transitioning the leadership of their portfolios, we're confident that our investment team bench strength will ensure smooth transitions.

Management of Janus Global Life Sciences Fund will reside in the capable hands of Andy Acker. Barney Wilson will assume sole portfolio management responsibilities for Janus Global Technology Fund. In addition, Gibson Smith and Darrell Watters, with more than 33 years of combined investment experience, will co-manage Janus Flexible Bond Fund. Jason Groom, a seasoned fixed-income professional with 13 years of investment experience, will assume co-portfolio management responsibilities with Darrell Watters for Janus Short-Term Bond Fund, previously managed by Gibson Smith. Lastly, Craig Jacobson will join Eric Thorderson as Co-Portfolio Manager of all Janus money market funds, with the exception of Janus Tax-Exempt Money Market Fund, for which he will be sole Portfolio Manager.

It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

Outlook

Looking ahead, with most U.S. equity indexes near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historic lows. We intend to watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we plan to monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Second, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, has supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained.

In summary, while there are both positive and negative factors that could influence the markets in the coming months, we view the fundamental economic outlook as positive. While inflationary concerns and questions about the strength of consumer spending abound, we feel valuations for equities are reasonable by historic standards. In fact, as overall economic growth slows, investors could place an increasing premium on the shares of companies with strong growth prospects. We believe Janus' fundamental research can be beneficial in such an environment. Regardless of the macroeconomic

Janus Growth Funds April 30, 2007 1

Continued

climate, we remain dedicated to rewarding your confidence in Janus with strong, consistent fund performance.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Growth Funds April 30, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 4/30/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Fund
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	5	34/723	19	117/620	29	147/506	38	74/195	10	2/20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	5	26/628	11	53/499	6	21/393	45	72/161	34	17/49
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	13	62/497	2	5/395	5	13/317	N/A	N/A	29	66/232
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	1	1/723	2	9/620	3	11/506	1	1/195	2	1/81
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	33	178/536	N/A	N/A	N/A	N/A	N/A	N/A	4	21/476
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	2	9/723	1	3/620	1	3/506	3	4/195	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	3	11/536	7	29/437	10	33/364	27	39/147	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	79	134/169	50	75/151	56	74/132	N/A	N/A	38	18/47
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/287	32	83/260	52	125/241	N/A	N/A	27	20/75
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	25	102/423	17	53/319	39	81/212	6	6/113	4	1/29
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2/897	1	1/661	1	2/479	N/A	N/A	11	31/323
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	90	713/795	1	10/670	7	41/567	1	2/255	1	1/212
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	97	772/795	12	79/670	28	159/567	4	9/255	6	4/76
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	49	434/897	22	144/661	N/A	N/A	N/A	N/A	32	172/548
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	43	128/300	63	147/232	41	73/178	N/A	N/A	6	4/68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	14	98/713	74	410/556	81	350/432	11	16/145	16	21/132
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	56	135/241	71	164/230	72	155/216	79	109/137	80	55/68
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	38	198/530	52	226/442	18	65/380	31	54/174	24	6/24
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	40	174/443	39	146/378	68	209/308	16	20/127	5	5/99
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	53	126/237	51	101/199	46	65/142	41	32/79	54	13/24
Janus Global Opportunities Fund(1) (6/01)	Global Funds	33	132/399	94	281/301	85	198/234	N/A	N/A	24	49/209
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15/497	N/A	N/A	N/A	N/A	N/A	N/A	1	4/424
Janus Overseas Fund(1) (5/94)	International Funds	1	1/987	1	1/803	2	12/661	4	11/280	1	1/117
Janus Worldwide Fund(1) (5/91)	Global Funds	7	25/399	90	270/301	96	225/234	69	66/96	32	5/15
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	11	64/609	N/A	N/A	N/A	N/A	N/A	N/A	7	41/598
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	18	73/423	N/A	N/A	N/A	N/A	N/A	N/A	9	35/417
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	8	28/365	N/A	N/A	N/A	N/A	N/A	N/A	4	11/344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Growth Funds April 30, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2007. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2006 to April 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2008. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Growth Funds April 30, 2007

Janus Fund (unaudited)

Ticker: JANSX

Fund Snapshot

For more than 36 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

David Corkins
portfolio manager

Let me begin by emphasizing how much I value this opportunity to speak directly with my fellow Janus Fund shareholders. I am pleased to report that performance continued to improve. It was particularly satisfying to see that last year's actions – shrinking the names in the portfolio, leveraging the full resources of the research team and diversifying the portfolio more broadly among sectors – began to have a positive impact on performance.

Performance Overview

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

My goal for the Fund is to provide superior long-term returns for shareholders. In practice, these potential long-term returns begin with positive absolute performance and follow with consistent execution in up and down markets. For the six months ending April 30, 2007, Janus Fund returned 10.98%. By comparison, the Fund's primary benchmark, the Russell 1000® Growth Index returned 8.42% and our secondary benchmark the S&P 500® Index returned 8.60%.

Utilities and Industrials Boosted Performance

Within the Fund, holdings within the industrial, consumer discretionary and utilities sectors made positive contributions to performance during the period.

Among the utility holdings, wholesale power provider, NRG Energy, generated significant gains and was the largest individual contributor to performance for the six-month period. I was initially attracted to NRG last year due to what I saw as its reasonable valuation, high free cash generation, improving returns on capital and a management team that is focused on shareholder value-creation. A buy-out of Texas-based TXU, a smaller holding in the portfolio, which also contributed positively to performance, refocused investor attention on the utility industry and led to a revaluation of the group.

Within industrials, Precision Castparts, a supplier to Boeing and other aerospace manufacturers, benefited from Boeing's market share gains in the wide body commercial aircraft market. Precision Castparts also reported improved margins and returns in its specialty metals division. While remaining constructive on the outlook for the company, I trimmed back the position as the risk/reward profile changed due to the strong increase in the share price.

It should be noted that Boeing was also a top contributor to performance for the time period, driven in part by better-than-expected margins. The company has been able to gain market share at Airbus' expense, given operational difficulties by its competitor.

Looking within the healthcare sector, Coventry Health Care moved ahead after it reported improved financial results for 2007 based on market share gains in its Medicare business. Coventry has appealing membership growth, numerous opportunities to raise margins and an attractive valuation.

Information Technology (IT) and Consumer Staples Holdings Detract From Performance

The Fund holdings within the IT and consumer staples sectors detracted from performance during the time period.

The single largest detractor from performance was Advanced Micro Devices (AMD). Our initial thesis on AMD centered on its manufacturing advantages and the potential to improve margins and returns as the company captured market share from its competitor, Intel. However, AMD's fundamental outlook has been negatively impacted by the price war taking place between it and Intel, as well as industry oversupply issues. I also thought that the company's 2006 acquisition of ATI Technologies severely diluted returns on capital. For these reasons, I elected to exit the position during the period.

Another stock that negatively impacted performance was food retailer, Whole Foods Market, which declined after reporting that comparable store sales had moderated to an 8.6% level after posting years of double-digit gains. The company also guided down future comparable store expectations. I have maintained exposure to the name, given the continued robust

Janus Growth Funds April 30, 2007 5

Janus Fund (unaudited)

outlook for growth as Whole Foods seeks to expand its store base over the next few years.

While, in the aggregate, the Fund's healthcare investments made a positive contribution to performance, select holdings declined during the time period. Varian Medical Systems, a manufacturer and distributor of laser-guided radiation therapy instruments, reported inconsistent order growth from both their domestic and international businesses. From a macro perspective, I remain constructive on the outlook for the business, driven by higher rates of cancer, increases in the number of patients qualifying for radiation treatment and reasonable reimbursement rates.

Outlook

With most U.S. equity indexes near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we will monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration. Second, U.S. corporate profit growth experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, supported higher equity valuations.

We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained. We will also watch market volatility, which in recent years has been well below average compared to the past 30 years. In my opinion, volatility will likely increase in the future and so my goal is for the Fund to capitalize on the situation.

In sum, I am honored to manage Janus Fund and I want to stress that I believe my investment and incentives are in alignment with yours. Lastly, I want to commend the entire investment team at Janus, who work very hard every day to seek attractive opportunities to grow our principal.

Janus Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
NRG Energy, Inc.	1.14%
Precision Castparts Corp.	0.83%
Boeing Co.	0.57%
Coventry Health Care, Inc.	0.42%
JP Morgan Chase & Co.	0.40%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.50)%
Whole Foods Market, Inc.	(0.30)%
Varian Medical Systems, Inc.	(0.12)%
SanDisk Corp.	(0.09)%
Electronic Arts, Inc.	(0.08)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Industrials	2.29%	14.20%	14.32%
Consumer Discretionary	1.71%	10.57%	14.20%
Health Care	1.62%	13.15%	17.46%
Utilities	1.22%	3.86%	1.43%
Financials	1.13%	14.84%	8.54%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Telecommunication Services	0.26%	3.02%	0.90%
Consumer Staples	0.63%	9.35%	9.77%
Energy	0.86%	5.95%	4.01%
Materials	0.93%	4.34%	2.84%
Information Technology	1.10%	20.73%	26.54%

6 Janus Growth Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.5%
Boeing Co. Aerospace and Defense	3.3%
Procter & Gamble Co. Cosmetics and Toiletries	3.1%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
Roche Holding A.G. Medical - Drugs	2.8%
15.6%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Growth Funds April 30, 2007 7

Janus Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Fund	10.98%	12.79%		5.82%		6.57%		13.83%		0.91%
Russell 1000® Growth Index	8.42%	12.25%		6.22%		5.32%		11.97	%**
S&P 500® Index	8.60%	15.24%		8.54%		8.05%		11.51%
Lipper Quartile	–	1	st	2	nd	2	nd	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	–	34/723		147/506		74/195		2/20

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 5, 1970

**The Russell 1000® Growth Index's since inception returns are calculated from December 31, 1978.

8 Janus Growth Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,109.80	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2007 9

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.4%
Aerospace and Defense - 4.8%
7,834,454	BAE Systems PLC**	$71,104,166
4,152,015	Boeing Co.**	386,137,395
1,173,760	Lockheed Martin Corp.**,#	112,845,286
		570,086,847
Agricultural Chemicals - 2.8%
2,773,380	Monsanto Co.#	163,601,686
820,225	Syngenta A.G.#	163,149,973
		326,751,659
Agricultural Operations - 0.6%
1,947,565	Archer-Daniels-Midland Co.#	75,370,766
Audio and Video Products - 0.6%
1,420,200	Sony Corp.**	75,646,521
Automotive - Cars and Light Trucks - 1.1%
2,044,576	BMW A.G.**,#	126,644,657
Beverages - Non-Alcoholic - 0.4%
976,155	Coca-Cola Co.#	50,945,529
Building - Residential and Commercial - 0.5%
66,445	NVR, Inc.*,#	54,750,680
Casino Hotels - 1.8%
1,415,475	Harrah's Entertainment, Inc.	120,740,018
1,132,040	Station Casinos, Inc.	98,487,480
		219,227,498
Cellular Telecommunications - 1.0%
2,226,110	America Movil S.A. de C.V. - Series L (ADR)	116,937,558
Chemicals - Diversified - 0.6%
1,068,600	Shin-Etsu Chemical Company, Ltd.**	69,150,272
Commercial Services - Finance - 0.9%
826,385	Moody's Corp.#	54,640,576
2,554,860	Western Union Co.	53,779,803
		108,420,379
Computers - 3.2%
1,975,165	Apple, Inc.*,**	197,121,467
3,083,050	Hewlett-Packard Co.#	129,919,727
418,570	Research In Motion, Ltd. (U.S. Shares)*	55,075,441
		382,116,635
Computers - Memory Devices - 1.8%
13,692,385	EMC Corp.*,#	207,850,404
Consumer Products - Miscellaneous - 1.1%
1,779,455	Kimberly-Clark Corp.	126,643,812
Containers - Metal and Glass - 0.8%
1,843,442	Ball Corp.	93,444,075
Cosmetics and Toiletries - 4.1%
2,743,548	Avon Products, Inc.#	109,193,210
5,808,380	Procter & Gamble Co.	373,536,917
		482,730,127
Data Processing and Management - 0.8%
2,388,592	Paychex, Inc.#	88,616,763
Distribution/Wholesale - 0.7%
7,139,500	Esprit Holdings, Ltd.	86,402,649
Diversified Operations - 2.7%
8,798,325	General Electric Co.	324,306,260

Shares or Principal Amount		Value
E-Commerce/Services - 0.8%
2,293,993	eBay, Inc.*,#	$77,858,122
553,632	IAC/InterActiveCorp*,#	21,104,452
		98,962,574
Electric - Integrated - 1.6%
2,820,780	TXU Corp.	184,986,752
Electric Products - Miscellaneous - 0.5%
1,347,030	Emerson Electric Co.	63,296,940
Electronic Components - Semiconductors - 2.3%
7,987,059	Texas Instruments, Inc.#	274,515,218
Electronic Forms - 0.7%
2,104,745	Adobe Systems, Inc.*,#	87,473,202
Enterprise Software/Services - 1.6%
6,094,540	Oracle Corp.*,#	114,577,352
1,618,235	SAP A.G. (ADR)**,#	77,675,280
		192,252,632
Entertainment Software - 1.3%
3,095,341	Electronic Arts, Inc.*,**	156,036,140
Finance - Consumer Loans - 0.8%
1,863,695	SLM Corp.#	100,322,702
Finance - Credit Card - 1.3%
2,590,390	American Express Co.	157,158,961
Finance - Investment Bankers/Brokers - 7.1%
7,859,760	JP Morgan Chase & Co.	409,493,495
1,828,110	Merrill Lynch & Company, Inc.	164,950,365
2,121,572	UBS A.G.#	137,503,265
1,926,370	UBS A.G. (U.S. Shares)	125,021,413
		836,968,538
Finance - Mortgage Loan Banker - 1.3%
2,692,175	Fannie Mae#	158,622,951
Finance - Other Services - 0.7%
158,412	Chicago Mercantile Exchange Holdings, Inc.#	81,859,401
Food - Retail - 0.5%
1,277,315	Whole Foods Market, Inc.#	59,765,569
Food - Wholesale/Distribution - 0.4%
1,420,975	Sysco Corp.#	46,522,722
Independent Power Producer - 2.6%
3,862,770	NRG Energy, Inc.*,#	305,004,319
Internet Infrastructure Software - 0.5%
1,280,940	Akamai Technologies, Inc.*,#	56,463,835
Investment Management and Advisory Services - 0.3%
767,370	T. Rowe Price Group, Inc.	38,122,942
Medical - Biomedical and Genetic - 1.9%
2,868,856	Celgene Corp.*	175,459,233
672,078	Genentech, Inc.*	53,759,519
		229,218,752
Medical - Drugs - 4.5%
3,870,030	Merck & Company, Inc.	199,074,343
1,786,843	Roche Holding A.G.	337,070,252
		536,144,595
Medical - HMO - 2.0%
4,044,475	Coventry Health Care, Inc.*	233,891,989
Medical - Wholesale Drug Distributors - 0.9%
1,559,125	Cardinal Health, Inc.#	109,060,794

See Notes to Schedules of Investments and Financial Statements.
10 Janus Growth Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Medical Instruments - 0.3%
237,478	Intuitive Surgical, Inc.*	$30,791,397
Medical Products - 0.4%
1,031,070	Varian Medical Systems, Inc.*,#	43,521,465
Metal Processors and Fabricators - 2.1%
2,347,085	Precision Castparts Corp.#	244,355,019
Multi-Line Insurance - 1.0%
1,665,050	American International Group, Inc.	116,403,646
Multimedia - 1.3%
4,276,175	News Corporation, Inc. - Class A	95,743,559
3,396,816	Publishing & Broadcasting, Ltd.	57,523,286
		153,266,845
Networking Products - 0.5%
2,353,870	Cisco Systems, Inc.*	62,942,484
Oil and Gas Drilling - 0.7%
2,499,635	Nabors Industries, Ltd.*	80,288,276
Oil Companies - Exploration and Production - 1.0%
770,665	Apache Corp.#	55,873,213
1,205,280	EnCana Corp. (U.S. Shares)	63,216,936
		119,090,149
Oil Companies - Integrated - 3.5%
4,366,860	Exxon Mobil Corp.#	346,641,346
1,205,330	Hess Corp.	68,402,478
		415,043,824
Oil Refining and Marketing - 0.8%
1,396,435	Valero Energy Corp.	98,071,630
Reinsurance - 0.9%
27,981	Berkshire Hathaway, Inc. - Class B*	101,515,068
Retail - Apparel and Shoe - 2.7%
2,171,841	Industria de Diseno Textil S.A.**	133,133,991
3,488,650	Nordstrom, Inc.	191,596,658
		324,730,649
Retail - Consumer Electronics - 0.8%
1,995,625	Best Buy Company, Inc.#	93,095,906
Retail - Drug Store - 1.8%
5,985,029	CVS/Caremark Corp.	216,897,451
Retail - Office Supplies - 1.2%
5,554,802	Staples, Inc.	137,759,090
Savings/Loan/Thrifts - 0.8%
3,980,575	Hudson City Bancorp, Inc.#	53,021,259
3,033,949	NewAlliance Bancshares, Inc.#	47,359,944
		100,381,203
Semiconductor Components/Integrated Circuits - 0.3%
2,227,685	Marvell Technology Group, Ltd.*	35,932,559
Soap and Cleaning Preparations - 1.3%
2,837,113	Reckitt Benckiser PLC**	155,462,896
Telecommunication Equipment - Fiber Optics - 0.8%
3,899,530	Corning, Inc.*	92,496,852
Telecommunication Services - 0.6%
2,449,085	NeuStar, Inc. - Class A*	70,435,685
Telephone - Integrated - 0.5%
11,038,880	Level 3 Communications, Inc.*,**,#	61,376,173
Therapeutics - 1.9%
1,799,760	Amylin Pharmaceuticals, Inc.*,#	74,384,081
1,860,404	Gilead Sciences, Inc.*	152,032,215
		226,416,296

Shares or Principal Amount		Value
Tobacco - 0.5%
930,745	Altria Group, Inc.	$64,146,945
Transportation - Railroad - 1.4%
1,923,680	Canadian National Railway Co. (U.S. Shares)	96,645,683
612,905	Union Pacific Corp.#	70,024,396
		166,670,079
Transportation - Services - 1.2%
2,662,595	C.H. Robinson Worldwide, Inc.#	142,342,329
Web Portals/Internet Service Providers - 3.2%
303,565	Google, Inc. - Class A*,#	143,094,470
8,531,825	Yahoo!, Inc.*,#	239,232,373
		382,326,843
Wireless Equipment - 3.0%
3,143,975	Crown Castle International Corp.*,#	107,964,102
2,803,700	Nokia Oyj (ADR)**,#	70,793,425
3,943,320	QUALCOMM, Inc.	172,717,416
		351,474,943
Total Common Stock (cost $8,681,555,849)		11,679,930,321
Money Markets - 1.5%
45,177,295	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	45,177,295
128,903,700	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	128,903,700
Total Money Markets (cost $174,080,995)		174,080,995
Other Securities - 6.6%
2,345,164	Foreign Government Bonds†	2,345,164
734,966,045	State Street Navigator Securities Lending Prime Portfolio†	734,966,045
43,116,592	U.S. Treasury Notes/Bonds†	43,116,592
Total Other Securities (cost $780,427,801)		780,427,801
Total Investments (total cost $9,636,064,645) – 106.5%		12,634,439,117
Liabilities, net of Cash, Receivables and Other Assets** – (6.5)%		(771,018,543)
Net Assets – 100%		$11,863,420,574

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$57,523,286	0.5%
Bermuda	202,623,484	1.6%
Canada	214,938,060	1.7%
Finland	70,793,425	0.6%
Germany	204,319,937	1.6%
Japan	144,796,793	1.1%
Mexico	116,937,558	0.9%
Spain	133,133,991	1.1%
Switzerland	762,744,903	6.0%
United Kingdom	226,567,062	1.8%
United States††	10,500,060,618	83.1%
Total	$12,634,439,117	100.0%

††Includes Short-Term Securities and Other Securities (75.6% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 11

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 10/17/07	18,300,000	$36,522,093	$(1,203,093)
Euro 6/8/07	69,900,000	95,530,323	(4,095,531)
Euro 10/18/07	8,500,000	11,665,288	(79,958)
Japanese Yen 10/18/07	3,000,000,000	25,670,960	(46,141)
Total		$169,388,664	$(5,424,723)

Value
Schedule of Written Options - Calls
Apple, Inc. expires May 2007 992 contracts exercise price $110.00	$(9,920)
Apple, Inc. expires May 2007 1,588 contracts exercise price $115.00	(7,940)
Boeing Co. expires May 2007 1,587 contracts exercise price $100.00	(11,109)
Electronic Arts, Inc. expires May 2007 398 contracts exercise price $55.00	(13,930)
Electronic Arts, Inc. expires May 2007 795 contracts exercise price $60.00	(3,975)
Level 3 Communications, Inc. expires May 2007 3,970 contracts exercise price $7.50	(19,850)
Lockheed Martin Corp. expires May 2007 795 contracts exercise price $105.00	(7,950)
Total Written Options - Calls
10,125 contracts (Premiums received $229,431)	$(74,674)
Schedule of Written Options - Puts
Best Buy Company, Inc. expires May 2007 1,586 contracts exercise price $45.00	$(49,166)
Total Written Options - Puts
1,586 contracts (Premiums received $30,134)	$(49,166)

See Notes to Schedules of Investments and Financial Statements.
12 Janus Growth Funds April 30, 2007

Janus Enterprise Fund (unaudited)

Ticker: JAENX

Fund Snapshot

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Jonathan Coleman
portfolio manager

Performance Overview

During the six months ended April 30, 2007, Janus Enterprise Fund gained 13.60%. By comparison, the Fund's primary benchmark, the Russell Midcap® Growth Index, and the Fund's secondary benchmark, the S&P MidCap 400 Index, returned 11.77% and 11.98%, respectively.

Economic Overview

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

Materials Stocks Boost Performance

Fund performance for the period benefited from solid stock selection in the materials sector, where it held an above-benchmark weighting. Additionally, solid stock selection in the information technology (IT), consumer discretionary and healthcare sectors contributed positively to results.

Owens-Illinois, a materials holding, was our top contributor for the period. The glass manufacturer benefited from a change in management and investor optimism that new CEO Al Stroucken's focus on pricing and cost reduction could improve operating margins. This thesis gained credibility as the company put at least one high profile capital expenditure on hold in the first quarter. Over time, I think this new management focus on margin improvement could help this business become more predictable and, as a result, receive a higher valuation from investors.

Potash Corporation of Saskatchewan, Canada, also within the materials sector, was the second top-performing holding. Potash holds the world's largest excess supply of potash, a key ingredient in fertilizer. As such, the company has benefited from increasing global demand for agricultural land. Further boosting performance, the company's share of the global potash market increased with the flood of a competitor's mine late in 2006.

Financials Stocks Weigh on Results

On the downside, performance for the period was hindered by the Fund's overweight exposure to the financials sector. While the Fund did not have direct exposure to the subprime mortgage market, several individual financial services holdings were pressured by concerns that subprime mortgage delinquencies could lead to problems in other areas of consumer lending and the economy overall.

Advanced Micro Devices (AMD), an IT holding, was our largest detractor from performance in the period. AMD and rival Intel engaged in a series of price cuts that have taken a toll on margins, which undermined my confidence in the company's long-term outlook. As such, I eliminated the position in AMD.

Additionally, while the Fund's healthcare holdings generally performed well for the period, Varian Medical Systems, a maker of cancer-therapy systems, suffered. The company reported slowing order growth and longer sales cycles due to heightened competition affecting its oncology franchise. Given my concerns over changes in the company's competitive landscape, I trimmed my investment in Varian late in the period.

Outlook

With most U.S. equity indexes near all-time highs at the end of the period, I am closely monitoring several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate is near historical lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. I will be watching the labor market closely for any sign of a slowdown which could impact consumer sentiment and economic growth. Similarly, I will be monitoring the higher-quality prime mortgage market and other areas of consumer lending for any indication of a deterioration in credit quality. Second, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, has supported higher equity valuations. I will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained.

Janus Growth Funds April 30, 2007 13

Janus Enterprise Fund (unaudited)

Going forward, I remain constructive on the market outlook, but caution that uncertainty over inflation pressures and the Fed policy could keep markets volatile in the near term. Such volatility could present me with attractive buying opportunities as I continue to rely on research-driven approaches to help identify promising investments.

As I always do in this space, I would like to reiterate to you that I am an investor alongside you in Janus Enterprise Fund. I invest a portion of every paycheck in the Fund and I have never sold a share of the Fund as long as I have managed it. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Enterprise Fund.

Janus Enterprise Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	1.23%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.05%
Precision Castparts Corp.	0.62%
Ball Corp.	0.61%
Cypress Semiconductor Corp.	0.58%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.30)%
Varian Medical Systems, Inc.	(0.27)%
Corporate Executive Board Co.	(0.18)%
Jackson Hewitt Tax Service, Inc.	(0.17)%
Office Depot, Inc.	(0.15)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	3.11%	7.44%	4.09%
Health Care	2.62%	17.13%	14.85%
Consumer Discretionary	2.38%	18.17%	22.38%
Information Technology	2.25%	17.84%	18.49%
Industrials	1.48%	12.25%	14.62%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Consumer Staples	0.25%	1.91%	4.37%
Telecommunication Services	0.30%	3.70%	2.32%
Utilities	0.35%	0.68%	1.78%
Energy	0.40%	4.82%	7.74%
Financials	0.65%	16.06%	9.36%

14 Janus Growth Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
EOG Resources, Inc. Oil Companies - Exploration and Production	3.1%
Lamar Advertising Co. Advertising Sales	3.0%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	3.0%
Celgene Corp. Medical - Biomedical and Genetic	2.9%
Ball Corp. Containers - Metal and Glass	2.9%
14.9%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Growth Funds April 30, 2007 15

Janus Enterprise Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Enterprise Fund	13.60%	14.94%		12.76%		9.86%		11.85%		1.00%
Russell Midcap® Growth Index	11.77%	11.13%		11.60%		9.65%		11.36%
S&P MidCap 400 Index	11.98%	10.19%		11.47%		14.34%		14.70%
Lipper Quartile	–	1	st	1	st	2	nd	2	nd
Lipper Ranking - based on total return for Mid-Cap Growth Funds	–	26/628		21/393		72/161		17/49

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – September 1, 1992

16 Janus Growth Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,136.00	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*Expenses are equal to the annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2007 17

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 99.2%
Advertising Sales - 3.0%
954,090	Lamar Advertising Co.*	$57,569,790
Aerospace and Defense - 1.5%
348,265	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	16,337,111
384,870	Spirit Aerosystems Holdings, Inc.*,#	12,173,438
		28,510,549
Aerospace and Defense - Equipment - 0.3%
64,875	Alliant Techsystems, Inc.*,#	6,041,809
Agricultural Chemicals - 2.4%
260,560	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	46,775,731
Airlines - 1.2%
503,646	Ryanair Holdings PLC (ADR)*,#	23,505,159
Batteries and Battery Systems - 0.7%
139,195	Energizer Holdings, Inc.*,#	13,526,970
Beverages - Wine and Spirits - 0.5%
599,236	C&C Group PLC	10,061,510
Building - Mobile Home and Manufactured Homes - 0.4%
172,055	Thor Industries, Inc.#	6,852,951
Building - Residential and Commercial - 1.1%
25,410	NVR, Inc.*,#	20,937,840
Building and Construction Products - Miscellaneous - 0.6%
228,925	USG Corp.*,#	10,564,889
Casino Hotels - 1.7%
819,740	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	14,279,871
217,190	Station Casinos, Inc.	18,895,530
		33,175,401
Casino Services - 1.4%
791,005	Scientific Games Corp. - Class A*,#	26,332,556
Cellular Telecommunications - 1.8%
338,020	MetroPCS Communications, Inc.*,#	9,481,461
318,905	N.I.I. Holdings, Inc.*,#	24,475,959
		33,957,420
Commercial Banks - 0.5%
183,970	SVB Financial Group*,#	9,422,943
Commercial Services - 1.0%
698,517	Iron Mountain, Inc.*,#	19,628,328
Commercial Services - Finance - 1.9%
113,030	Equifax, Inc.#	4,498,594
429,780	Jackson Hewitt Tax Service, Inc.#	11,853,332
311,723	Moody's Corp.#	20,611,125
		36,963,051
Computer Services - 2.5%
843,640	Ceridian Corp.*	28,481,286
457,655	IHS, Inc. - Class A*,#	18,919,458
		47,400,744
Computers - 1.1%
210,702	Apple, Inc.*,#	21,028,060
Consulting Services - 1.2%
117,795	Corporate Executive Board Co.#	7,496,474
589,055	Gartner Group, Inc.*,#	14,861,857
		22,358,331

Shares or Principal Amount		Value
Containers - Metal and Glass - 5.3%
1,084,495	Ball Corp.	$54,973,051
1,545,605	Owens-Illinois, Inc.*	46,507,254
		101,480,305
Data Processing and Management - 2.3%
324,247	Global Payments, Inc.#	12,314,901
351,130	NAVTEQ Corp.*,#	12,415,957
532,351	Paychex, Inc.#	19,750,222
		44,481,080
Dental Supplies and Equipment - 0.7%
394,555	Sirona Dental Systems, Inc.*,#	13,024,261
Diagnostic Kits - 1.8%
701,180	Dade Behring Holdings, Inc.	34,434,950
Distribution/Wholesale - 1.2%
1,223,000	Esprit Holdings, Ltd.	14,800,818
2,701,600	Li & Fung, Ltd.	8,316,876
		23,117,694
Diversified Operations - 0.6%
35,394,279	Polytec Asset Holdings, Ltd.§	10,856,498
E-Commerce/Services - 0.5%
226,520	IAC/InterActiveCorp*,#	8,634,942
Electric Products - Miscellaneous - 1.2%
606,857	AMETEK, Inc.	22,016,772
Electronic Components - Semiconductors - 1.5%
445,695	International Rectifier Corp.*,#	15,724,119
180,525	Microchip Technology, Inc.#	7,282,379
196,710	SiRF Technology Holdings, Inc.*	4,772,185
		27,778,683
Electronic Measuring Instruments - 1.0%
647,690	Trimble Navigation, Ltd.*,#	18,575,749
Entertainment Software - 1.8%
1,333,031	Activision, Inc.*,#	26,660,620
148,480	Electronic Arts, Inc.*	7,484,877
		34,145,497
Fiduciary Banks - 0.9%
280,590	Northern Trust Corp.	17,663,141
Finance - Consumer Loans - 0.8%
552,000	Nelnet, Inc. - Class A#	14,843,280
Finance - Investment Bankers/Brokers - 0.5%
366,035	optionsXpress Holdings, Inc.#	9,033,744
Finance - Other Services - 1.4%
51,920	Chicago Mercantile Exchange Holdings, Inc.#	26,829,660
Food - Canned - 0.9%
582,729	TreeHouse Foods, Inc.*	17,563,452
Human Resources - 0.2%
141,935	Robert Half International, Inc.	4,726,436
Independent Power Producer - 0.8%
200,115	NRG Energy, Inc.*,#	15,801,080
Industrial Automation and Robotics - 0.4%
130,122	Rockwell Automation, Inc.#	7,747,464
Instruments - Controls - 0.6%
117,590	Mettler-Toledo International, Inc.*	11,479,136
Instruments - Scientific - 1.4%
499,274	Thermo Electron Corp.*	25,992,204
Investment Management and Advisory Services - 3.6%
272,665	National Financial Partners Corp.	12,561,677
1,133,730	T. Rowe Price Group, Inc.#	56,323,705
		68,885,382

See Notes to Schedules of Investments and Financial Statements.
18 Janus Growth Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Machinery - General Industrial - 0.2%
10,832,000	Shanghai Electric Group Company, Ltd.	$4,618,930
Machinery - Pumps - 0.5%
252,575	Graco, Inc.#	9,976,713
Medical - Biomedical and Genetic - 2.9%
913,148	Celgene Corp.*	55,848,131
Medical - HMO - 2.0%
649,733	Coventry Health Care, Inc.*	37,574,059
Medical - Nursing Homes - 1.3%
373,885	Manor Care, Inc.	24,261,398
Medical Instruments - 0.9%
46,420	Intuitive Surgical, Inc.*	6,018,817
254,595	Kyphon, Inc.*,#	11,866,673
		17,885,490
Medical Labs and Testing Services - 0.4%
131,200	Covance, Inc.*,#	7,937,600
Medical Products - 0.5%
235,110	Varian Medical Systems, Inc.*	9,923,993
Metal Processors and Fabricators - 1.4%
258,200	Precision Castparts Corp.	26,881,202
Multi-Line Insurance - 1.3%
425,345	Assurant, Inc.#	24,470,098
Networking Products - 0.5%
401,950	Juniper Networks, Inc.*,#	8,987,602
Oil and Gas Drilling - 0.6%
380,810	Nabors Industries, Ltd.*	12,231,617
Oil Companies - Exploration and Production - 3.9%
256,350	Chesapeake Energy Corp.#	8,651,813
798,985	EOG Resources, Inc.#	58,677,457
210,155	Forest Oil Corp.*	7,405,862
		74,735,132
Physician Practice Management - 0.8%
262,115	Pediatrix Medical Group, Inc.*	14,953,661
Property and Casualty Insurance - 0.6%
346,367	W. R. Berkley Corp.	11,253,464
Racetracks - 0.9%
347,775	Penn National Gaming, Inc.*	16,811,444
Real Estate Management/Services - 0.7%
388,500	CB Richard Ellis Group, Inc.*,#	13,150,725
Real Estate Operating/Development - 0.9%
313,435	St. Joe Co.#	17,749,824
Recreational Vehicles - 0.6%
230,255	Polaris Industries, Inc.#	11,634,785
Reinsurance - 1.8%
9,399	Berkshire Hathaway, Inc. - Class B*	34,099,572
REIT - Mortgages - 1.1%
812,335	CapitalSource, Inc.#	20,933,873
Respiratory Products - 1.5%
726,720	Respironics, Inc.*,#	29,621,107
Retail - Apparel and Shoe - 2.4%
302,230	Abercrombie & Fitch Co. - Class A#	24,680,102
170,800	J. Crew Group, Inc.*,#	6,915,692
253,315	Nordstrom, Inc.#	13,912,060
		45,507,854
Retail - Gardening Products - 0.7%
246,055	Tractor Supply Co.*,#	12,730,886

Shares or Principal Amount		Value
Retail - Office Supplies - 2.0%
299,625	Office Depot, Inc.*,#	$10,073,393
1,118,815	Staples, Inc.#	27,746,612
		37,820,005
Schools - 0.5%
201,754	Apollo Group, Inc. - Class A*,#	9,542,964
Semiconductor Components/Integrated Circuits - 2.8%
1,582,555	Cypress Semiconductor Corp.*	36,113,905
1,038,310	Marvell Technology Group, Ltd.*	16,747,940
		52,861,845
Telecommunication Equipment - 0.6%
240,200	CommScope, Inc.*,#	11,205,330
Telecommunication Services - 1.8%
562,260	Amdocs, Ltd. (U.S. Shares)*,#	20,663,055
625,400	Time Warner Telecom, Inc. - Class A*,#	12,820,700
		33,483,755
Therapeutics - 1.9%
283,827	Gilead Sciences, Inc.*	23,194,342
605,415	MannKind Corp.*,#	8,802,734
91,860	United Therapeutics Corp.*	5,135,893
		37,132,969
Toys - 0.8%
488,092	Marvel Entertainment, Inc.*	14,413,357
Transportation - Equipment and Leasing - 0.4%
170,715	GATX Corp.#	8,366,742
Transportation - Marine - 0.4%
146,215	Alexander & Baldwin, Inc.#	7,815,192
Transportation - Railroad - 0.9%
325,590	Canadian National Railway Co. (U.S. Shares)	16,357,642
Transportation - Services - 0.8%
358,795	Expeditors International of Washington, Inc.#	14,997,631
Transportation - Truck - 0.8%
327,920	Landstar System, Inc.#	15,841,815
Web Hosting/Design - 0.9%
211,176	Equinix, Inc.*,#	17,626,861
Wireless Equipment - 2.0%
1,091,990	Crown Castle International Corp.*,#	37,498,937
Total Common Stock (cost $1,198,584,951)		1,892,469,647
Money Markets - 0.8%
11,772,399	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	11,772,399
4,252,600	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	4,252,600
Total Money Markets (cost $16,024,999)		16,024,999
Other Securities - 17.0%
324,530,053	State Street Navigator Securities Lending Prime Portfolio†	324,530,053
745,249	U.S. Treasury Notes/Bonds†	745,249
Total Other Securities (cost $325,275,302)		325,275,302
Total Investments (total cost $1,539,885,252) – 117.0%		2,233,769,948
Liabilities, net of Cash, Receivables and Other Assets – (17.0)%		(325,363,850)
Net Assets – 100%		$1,908,406,098

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 19

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$52,097,251	2.3%
Brazil	16,337,111	0.7%
Canada	63,133,373	2.8%
Cayman Islands	10,856,498	0.5%
China	4,618,930	0.2%
Hong Kong	14,279,871	0.7%
Ireland	33,566,669	1.5%
United Kingdom	20,663,055	0.9%
United States††	2,018,217,190	90.4%
Total	$2,233,769,948	100.0%

††Includes Short-Term Securities and Other Securities (75.1% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
20 Janus Growth Funds April 30, 2007

Janus Orion Fund (unaudited)

Ticker: JORNX

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs
portfolio manager

Investment Strategy

In keeping with Janus' core investment approach, I focus on individual stocks and company fundamentals. Company fundamentals are often greatly influenced by the macroeconomic environment in which businesses operate. Therefore, I closely monitor the macroeconomic backdrop that feeds the assumptions and expectations I have for each of the companies in the Fund.

At period end, I thought U.S. and global equity markets were reasonably valued based on the fact that I was able to find numerous compelling investment opportunities with what I believed to be attractive risk/reward tradeoffs. That belief was further confirmed by looking at the valuation multiples of the broad market indexes in developed markets relative to the growth expectations for gross domestic product (GDP) and corporate profits. Market participants seemed very cognizant of risk and reacted appropriately as fundamental risks changed.

Within that environment, I continued to find what I believed were great businesses with attractive valuations for the Fund. When I am able to find those types of businesses, I truly enjoy my job. My challenge as Portfolio Manager is less about discovering new attractive investment opportunities and more focused on selecting from a list of attractive risk/reward opportunities uncovered by the research analysts and portfolio managers at Janus. More compelling stock ideas should lead to fewer stocks in the portfolio. Rather than struggling to fill the Fund with many small positions with a reasonably attractive risk/reward tradeoff, I would rather cull what I believe to be great ideas that merit larger position sizes. As of period end, I believed even some of the best-performing positions in the Fund over the past six, 12 and 24 months remained compelling investment opportunities because the business fundamentals had improved in step with or ahead of the stock prices. By focusing on the long-term competitive position of a company, I was able to decide whether to hold or sell a stock based on whether its business executed and grew as I had anticipated.

Market Overview

Notwithstanding the strong recent performance of the stocks in Janus Orion Fund, I think the fact that stock indexes across the globe and in most every segment of the market, including commodities and real estate, have performed well should be a cause for concern. Therefore, I have begun to focus on possible risks, such as the existence of "bubbles," stemming from this positive environment. Unfortunately, bubbles are usually only identifiable in hindsight.

While I don't believe the overall stock market is in such a bubble, I do believe there are pockets of the investment universe that have exhibited irrational confidence. For example, real estate in Dublin sold at over 30 times rental costs and the Chinese stock market mirrored the Internet sector of the late 1990s with individual investors opening new accounts at an unprecedented rate.

These developments prompted numerous questions for me. Have other asset classes been pulled into higher valuation ranges by those bubbles? Will a collapse of any small bubble have spillover effects? Historically, bubbles have driven great fundamentals for businesses but I intend to exit early from companies in the Fund that I believe are enjoying the benefits of a market bubble.

Fund Performance

The Fund was up 13.33% during the six-month period ended April 30, 2007, versus a return of 8.34% for the Fund's primary benchmark, the Russell 3000® Growth Index, and a return of 8.60% for the S&P 500® Index, the Fund's secondary benchmark. A number of the top contributors to the Fund over the period were holdings where the company's business model met or exceeded my expectations.

Dade Behring and ABB Were Important Contributors

One of these holdings, Dade Behring Holdings, was the top contributor during the period. This leading player in the clinical diagnostics industry is in the early stages of rolling out a new high-volume integrated chemistry and immunochemistry analyzer. I believe the Dimension Vista analyzer should enable large hospitals to deliver faster, more accurate test results with less labor than current alternatives. In my opinion, the market underestimated the impact of the Dimension Vista, and at the same time, did not give Dade credit for its ability to execute in the small- to mid-size hospital market. I believe the clinical diagnostics industry has great potential for growth over the long term.

Janus Growth Funds April 30, 2007 21

Janus Orion Fund (unaudited)

Another important contributor during the period was ABB, a leading provider of electric grid transmission and distribution equipment and systems. I believe investors finally recognized the great pricing power that ABB enjoyed because of its technologies, long-standing business relationships and established track record of reliability, as well as the breadth and depth of ABB's competitive moat. Because of the multi-year backlog ABB has in some of its most critical end-markets, I believe the strength of its pricing power has not been fully reflected in the company's operating results.

I spoke with ABB's management about its underleveraged balance sheet and stated goal of putting cash to use in an acquisition. Accordingly, I believe the market's fears of a value-destroying acquisition are misplaced. Instead, I believe ABB faces a multi-year growth opportunity in its primary markets and can continue to create value through production rationalization and smart pricing decisions. That said, I believe there are investors who view ABB's current business momentum as a product of an emerging market bubble fueled by China's rapid industrialization and urbanization. While I agree that China has been an important driver of global growth, I do not agree that the global demand for electricity transmission and distribution infrastructure depends solely on China.

Whole Foods, Corporate Executive Board Detracted From Performance

The two largest detractors from performance were Whole Foods Market and Corporate Executive Board.

Whole Foods Market is the leading supermarket chain focused on organic and natural products. I believe it has built strong customer loyalty and has a clear path to growth through new store openings because many landlords view Whole Foods as an attractive tenant. During the period, the company disappointed on two fronts. First, same-store sales, a key driver of operating profit growth, were disappointing. I think this is likely the result of both increased competition in health-conscious products from traditional supermarkets, and the fact that many Whole Foods locations neared maximum utilization as lack of parking and long checkout lines drove incremental customers elsewhere. The other area of disappointment was in the company's projections for new store openings. The rate of new openings was lower than I expected, and the cost of each new store seemed higher than for earlier locations. While I am a long-term believer in the secular opportunity for healthy food retailing, Whole Foods' lofty valuation demanded strong results from existing stores and rapid expansion into new locations with attractive economic returns. Lacking confidence that Whole Foods would exceed market expectations, I sold the Fund's position.

Corporate Executive Board is a subscription-based consulting business with a business model that I believe should have pricing power and operating leverage as it grows. I watched the stock for years and viewed the market's reaction to a slowdown in projected growth rates as an attractive opportunity to finally establish a position. Unfortunately, the slowdown was the result of some sales force problems at Corporate Executive Board that may take longer to fix than anticipated, so the stock continued to decline after I purchased it. I believe the long-term fundamentals of Corporate Executive Board's business model remain attractive and believe the stock may still have considerable upside from here. That said, I am working to better understand the company's pricing power opportunities with existing customers in the event that reinvigorating new customer growth proves more challenging than the company anticipates.

I am excited about the businesses in the Fund and plan to continue working toward strong results in the future. Thank you for your investment in Janus Orion Fund.

22 Janus Growth Funds April 30, 2007

(unaudited)

Janus Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Dade Behring Holdings, Inc.	2.54%
ABB, Ltd.	1.98%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.81%
America Movil S.A. de C.V. - Series L (ADR)	0.78%
Intuitive Surgical, Inc.	0.78%

5 Largest Detractors from Performance – Holdings

Contribution
Whole Foods Market, Inc.	(0.72)%
Corporate Executive Board Co.	(0.44)%
Varian Medical Systems, Inc.	(0.40)%
FedEx Corp.	(0.18)%
CapitalSource, Inc.	(0.14)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Health Care	3.72%	20.67%	17.64%
Information Technology	3.22%	18.25%	26.33%
Consumer Discretionary	2.76%	12.46%	14.39%
Materials	1.62%	4.72%	2.87%
Industrials	1.54%	12.61%	14.60%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Energy	0.00%	0.00%	4.17%
Utilities	0.00%	0.00%	1.32%
Consumer Staples	0.17%	5.93%	9.18%
Telecommunication Services	0.94%	9.56%	0.93%
Financials	1.07%	15.81%	8.59%

Janus Growth Funds April 30, 2007 23

Janus Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
Dade Behring Holdings, Inc. Diagnostic Kits	8.5%
ABB, Ltd. Engineering - Research and Development Services	5.8%
Celgene Corp. Medical - Biomedical and Genetic	4.1%
CapitalSource, Inc. REIT - Mortgages	3.9%
Sony Corp. Audio and Video Products	3.8%
26.1%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 8.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

24 Janus Growth Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007								Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Orion Fund	13.33%	13.45%		14.36%		1.23%		1.01%
Russell 3000® Growth Index	8.34%	11.53%		6.44%		(4.38)%
S&P 500® Index	8.60%	15.24%		8.54%		1.96%
Lipper Quartile	–	1	st	1	st	2	nd
Lipper Ranking - based total return for Multi-Cap Growth Funds	–	62/497		13/317		66/232

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – June 30, 2000

Janus Growth Funds April 30, 2007 25

Janus Orion Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,133.30	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

*Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26 Janus Growth Funds April 30, 2007

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 97.2%
Advertising Sales - 1.0%
609,160	Lamar Advertising Co.*	$36,756,714
Agricultural Chemicals - 1.8%
366,680	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	65,826,394
Audio and Video Products - 3.8%
2,582,345	Sony Corp.	137,547,821
Beverages - Wine and Spirits - 3.4%
11,804,838	Davide Campari - Milano S.P.A.	122,218,480
Building - Residential and Commercial - 0.7%
435,370	Desarrolladora Homex S.A. (ADR)*,#	25,268,875
Casino Services - 1.0%
1,132,680	Scientific Games Corp. - Class A*,#	37,706,917
Cellular Telecommunications - 4.3%
2,459,775	America Movil S.A. de C.V. - Series L (ADR)	129,211,980
1,316,110	Cellcom Israel, Ltd. (U.S. Shares)*	26,282,717
		155,494,697
Chemicals - Specialty - 0%
29,150	Cytec Industries, Inc.	1,600,335
Commercial Services - 1.6%
872,928	CoStar Group, Inc.*	42,607,615
1,280,400	Park24 Company, Ltd.	15,886,023
		58,493,638
Computers - 4.0%
1,102,700	Apple, Inc.*	110,049,460
262,990	Research In Motion, Ltd. (U.S. Shares)*	34,604,224
		144,653,684
Consulting Services - 1.5%
850,180	Corporate Executive Board Co.#	54,105,455
Data Processing and Management - 1.0%
1,054,395	NAVTEQ Corp.*,#	37,283,407
Diagnostic Kits - 8.5%
6,268,506	Dade Behring Holdings, Inc.£	307,846,330
Diversified Minerals - 1.2%
1,282,858	Companhia Vale do Rio Doce - Preference Shares	44,402,007
E-Commerce/Products - 1.1%
470,460	Submarino S.A.	16,797,676
319,605	Submarino S.A. (GDR)	23,175,102
		39,972,778
Electronic Measuring Instruments - 2.9%
3,599,560	Trimble Navigation, Ltd.*,£	103,235,381
Engineering - Research and Development Services - 5.8%
10,494,195	ABB, Ltd.#	209,746,300
Entertainment Software - 0.8%
560,380	Electronic Arts, Inc.*	28,248,756
Finance - Investment Bankers/Brokers - 3.2%
200,725	Goldman Sachs Group, Inc.	43,880,492
1,107,294	UBS A.G.#	71,765,908
		115,646,400

Shares or Principal Amount		Value
Finance - Other Services - 2.3%
122,850	Chicago Mercantile Exchange Holdings, Inc.#	$63,482,738
1,141,845	MarketAxess Holdings, Inc.*	18,703,421
		82,186,159
Investment Management and Advisory Services - 2.4%
1,921,215	National Financial Partners Corp.	88,510,375
Medical - Biomedical and Genetic - 4.1%
2,451,682	Celgene Corp.*	149,944,871
Medical - Drugs - 3.3%
631,587	Roche Holding A.G.#	119,142,639
Medical Instruments - 2.7%
755,731	Intuitive Surgical, Inc.*	97,988,081
Medical Products - 1.2%
1,043,080	Varian Medical Systems, Inc.*,#	44,028,407
Multi-Line Insurance - 1.9%
1,206,365	Assurant, Inc.#	69,402,178
Printing - Commercial - 2.7%
2,618,272	VistaPrint, Ltd.*,£	97,871,007
REIT - Mortgages - 3.9%
5,467,752	CapitalSource, Inc.#	140,903,969
Retail - Apparel and Shoe - 2.6%
1,719,060	Nordstrom, Inc.	94,410,775
Semiconductor Components/Integrated Circuits - 1.8%
2,793,285	Cypress Semiconductor Corp.*	63,742,764
Soap and Cleaning Preparations - 1.6%
1,077,260	Reckitt Benckiser PLC**	59,029,711
Storage and Warehousing - 0.7%
863,870	Mobile Mini, Inc.*,#	25,890,184
Telecommunication Equipment - Fiber Optics - 2.3%
3,522,860	Corning, Inc.*	83,562,239
Telecommunication Services - 3.7%
2,203,535	NeuStar, Inc. - Class A*	63,373,667
3,408,137	Time Warner Telecom, Inc. - Class A*,#	69,866,808
		133,240,475
Telephone - Integrated - 0.5%
1,324,350	GVT Holdings S.A.*	16,757,321
Transportation - Marine - 0.5%
329,590	Alexander & Baldwin, Inc.#	17,616,586
Transportation - Railroad - 0.7%
2,171,200	All America Latina Logistica (GDR)	25,356,144
Transportation - Services - 1.8%
612,825	FedEx Corp.	64,616,268
Web Hosting/Design - 1.4%
621,515	Equinix, Inc.*,#	51,877,857
Web Portals/Internet Service Providers - 2.8%
3,611,665	Yahoo!, Inc.*	101,271,087
Wireless Equipment - 4.7%
3,007,120	Crown Castle International Corp.*,#	103,264,501
1,523,655	QUALCOMM, Inc.	66,736,089
		170,000,590
Total Common Stock (cost $2,605,508,241)		3,523,404,056

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 27

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Money Markets - 2.4%
888,850	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	$888,850
84,499,706	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	84,499,706
Total Money Markets (cost $85,388,556)		85,388,556
Other Securities - 13.0%
5,731,021	Foreign Government Bonds†	5,731,021
460,848,450	State Street Navigator Securities Lending Prime Portfolio†	460,848,450
4,584,991	U.S. Treasury Notes/Bonds†	4,584,991
Total Other Securities (cost $471,164,462)		471,164,462
Total Investments (total cost $3,162,061,259) – 112.6%		4,079,957,074
Liabilities, net of Cash, Receivables and Other Assets – (12.6)%		(455,829,965)
Net Assets – 100%		$3,624,127,109

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$97,871,007	2.4%
Brazil	126,488,250	3.1%
Canada	100,430,618	2.5%
Israel	26,282,717	0.6%
Italy	122,218,480	3.0%
Japan	153,433,844	3.8%
Mexico	154,480,855	3.8%
Switzerland	400,654,847	9.8%
United Kingdom	59,029,711	1.4%
United States††	2,839,066,745	69.6%
Total	$4,079,957,074	100.0%

††Includes Short-Term Securities and Other Securities (55.9% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 6/8/07	4,600,000	$9,195,531	$(273,371)
British Pound 8/15/07	400,000	799,034	(28,414)
Total		$9,994,565	$(301,785)

See Notes to Schedules of Investments and Financial Statements.
28 Janus Growth Funds April 30, 2007

Janus Research Fund (unaudited)

Ticker: JAMRX

Fund Snapshot

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the six-month period ended April 30, 2007, Janus Research Fund gained 15.96%, outperforming its primary benchmark, the Russell 1000® Growth Index, which advanced 8.42% and its secondary benchmark, the S&P 500® Index, which rose 8.60%.

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. International markets were particularly strong during the period. After a brief period of market volatility in late February and early March, stocks rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust merger and acquisition (M&A) activity and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

Janus Research Fund is comprised of the best ideas of Janus' 35 equity analysts. Stock selection within the portfolio is primarily individual analyst-driven, but benefits from debate and oversight by Janus' eight global sector research teams.

The Janus analyst team managed Janus Research Fund over the past 15 months, as of period end. It focused on driving consistency for long-term shareholders. During that time, we believe the Fund effectively captured the value of Janus' research in a highly diversified fashion. It demonstrated continuity with the formerly named Janus Mercury Fund on many levels – the portfolio was managed in a moderate risk fashion with approximately 79% of its total investments in U.S. stocks and 21% in non-U.S. stocks. More importantly, the portfolio continued to generate strong investment returns.

Janus Research Fund is different than most mutual funds in several important respects. The Fund is directly managed by Janus' analyst team. We believe there is great power in individual analysts making direct investment decisions as they are most familiar with the stocks they cover. The Fund is also managed as sector neutral, which means the Fund's exposure to different sectors is approximately the same as that of the primary benchmark, the Russell 1000® Growth Index. This creates an element of simplicity to the Fund by allowing the analysts to attempt to generate performance through pure stock selection.

Contributors to Fund Performance

Within the Fund, positions in the materials and consumer discretionary sectors provided the largest contributions to relative performance during the period. For the six-month period ended April 30, 2007, each of our eight sector teams outperformed the relevant portion of the primary benchmark index. The top individual contributors during the period were Owens-Illinois, NVR, Companhia Vale do Rio Doce (CVRD), CapitaLand, Precision Castparts, Cypress Semiconductor, NRG Energy, Ceridian, Suntech Power Holdings and Apple.

Two materials stocks, glass manufacturer Owens-Illinois and Brazilian iron ore producer CVRD, were among the strongest individual performers during the period.

Owens-Illinois, the largest contributor, benefited from investor optimism that new CEO Al Stroucken's focus on pricing and cost reductions could drive margin growth. This thesis gained credibility midway through the period as the company put its solidly performing – but non-core – plastics packaging business up for sale.

A key supplier to booming infrastructure markets in India and China, CVRD, the Fund's third top performer, fell out of favor when it announced plans to purchase Canadian nickel producer, Inco, in August 2006. By the period's close, however, we believe the markets had warmed to the fact that the deal effectively diversified CVRD's revenues beyond iron ore and could enhance earnings.

Detractors from Fund Performance

The biggest detractors included Whole Foods Market, optionsXpress Holdings, SanDisk Corp., Varian Medical Systems, Federated Department Stores, SiRf Technology Holdings, Best Buy and Amgen.

A consumer staples stock, organic food retailer, Whole Foods Market, proved the poorest performer during the period. The stock dropped amid reduced same-store sales reports and lowered expectations for same-store sales going forward. Displeased with developments, we exited the position.

Another detractor was online options trading platform operator, optionsXpress. The company faced persistent challenges in adding new accounts, even during the traditionally busy first quarter.

Outlook

We believe our recent investment returns, both on an absolute basis and relative to the Fund's benchmarks, were unsustainably high and should not be expected to continue at

Janus Growth Funds April 30, 2007 29

Janus Research Fund (unaudited)

such a high level. We are gratified by the strength of our recent results, but what is even more important to us is that we produced these results without making large bets in the portfolio on individual companies or sectors. We are excited about the long-term prospects for Janus Research Fund. We have a great team of research analysts, an intensive research process and a disciplined investment process that seeks to produce a diversified portfolio of best ideas. By adding value through our research and managing risk through diversification, we hope to continue to produce strong risk-adjusted returns for our fellow investors. Thank you for your investment in Janus Research Fund.

Janus Research Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	1.31%
NVR, Inc.	0.72%
Companhia Vale do Rio Doce (ADR)	0.67%
Precision Castparts Corp.	0.59%
CapitaLand, Ltd.	0.55%

5 Largest Detractors from Performance – Holdings

Contribution
Whole Foods Market, Inc.	(0.36)%
Varian Medical Systems, Inc.	(0.27)%
SanDisk Corp.	(0.22)%
optionsXpress Holdings, Inc.	(0.22)%
SiRF Technology Holdings, Inc.	(0.16)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	3.99%	23.90%	26.54%
Consumer Discretionary	2.95%	17.70%	14.20%
Materials	2.58%	5.28%	2.84%
Health Care	2.42%	16.63%	17.46%
Industrials	1.59%	10.49%	14.32%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Telecommunication Services	0.10%	1.61%	0.90%
Utilities	0.53%	1.02%	1.43%
Financials	0.89%	8.50%	8.54%
Energy	0.89%	4.60%	4.01%
Consumer Staples	0.96%	10.26%	9.77%

30 Janus Growth Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
General Electric Co. Diversified Operations	2.2%
Owens-Illinois, Inc. Containers - Metal and Glass	2.1%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	1.8%
Apple, Inc. Computers	1.8%
QUALCOMM, Inc. Wireless Equipment	1.7%
9.6%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 5.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Growth Funds April 30, 2007 31

Janus Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Research Fund	15.96%	17.42%		9.29%		10.31%		13.03%		0.98%
Russell 1000® Growth Index	8.42%	12.25%		6.22%		5.32%		9.01%
S&P 500® Index	8.60%	15.24%		8.54%		8.05%		11.07%
Lipper Quartile	–	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	–	1/723		11/506		1/195		1/81

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Effective December 31, 2006, Janus Mercury Fund changed its name to "Janus Research Fund." The Fund will continue to be managed with the same investment objective and strategies.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 3, 1993

32 Janus Growth Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,159.60	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

*Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2007 33

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.9%
Advertising Sales - 0.7%
481,780	Lamar Advertising Co.*	$29,070,605
Aerospace and Defense - 3.2%
3,079,215	BAE Systems PLC**	27,946,429
578,900	Boeing Co.	53,837,700
1,177,335	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	55,228,785
		137,012,914
Agricultural Chemicals - 1.3%
162,590	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**	29,188,156
136,313	Syngenta A.G.**,#	27,113,856
		56,302,012
Agricultural Operations - 1.0%
541,825	Bunge, Ltd.	41,048,662
Applications Software - 0.8%
1,712,540	Red Hat, Inc.*,#	36,203,096
Athletic Footwear - 0.6%
462,110	NIKE, Inc. - Class B#	24,889,245
Audio and Video Products - 1.1%
862,300	Sony Corp.**	45,930,147
Automotive - Cars and Light Trucks - 1.8%
421,136	BMW A.G.**,#	26,085,909
2,504,500	Nissan Motor Company, Ltd.**,#	25,268,485
1,443,940	Tata Motors, Ltd. (ADR)#	26,395,224
		77,749,618
Brewery - 0.6%
335,818	Interbrew S.A.**,#	26,147,051
Broadcast Services and Programming - 0.3%
469,430	Grupo Televisa S.A. (ADR)	13,167,512
Building - Residential and Commercial - 1.7%
86,980	NVR, Inc.*,#	71,671,520
Casino Hotels - 1.1%
312,630	Harrah's Entertainment, Inc.	26,667,339
1,165,355	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	20,300,484
		46,967,823
Casino Services - 0.9%
1,103,510	Scientific Games Corp. - Class A*	36,735,848
Cellular Telecommunications - 0.6%
454,400	America Movil S.A. de C.V. - Series L (ADR)	23,869,632
Commercial Banks - 0.3%
230,965	SVB Financial Group*,#	11,830,027
Commercial Services - 0.4%
1,454,700	Park24 Company, Ltd.**,#	18,048,576
Computer Services - 1.4%
1,787,490	Ceridian Corp.*	60,345,662
Computers - 1.8%
751,395	Apple, Inc.*	74,989,221
Computers - Memory Devices - 1.5%
4,166,890	EMC Corp.*,#	63,253,390
Consumer Products - Miscellaneous - 1.1%
642,705	Kimberly-Clark Corp.#	45,741,315

Shares or Principal Amount		Value
Containers - Metal and Glass - 3.4%
1,074,048	Ball Corp.	$54,443,493
3,017,055	Owens-Illinois, Inc.*	90,783,185
		145,226,678
Cosmetics and Toiletries - 2.4%
1,324,630	Avon Products, Inc.	52,720,274
805,030	Procter & Gamble Co.	51,771,479
		104,491,753
Data Processing and Management - 1.6%
848,405	NAVTEQ Corp.*,#	29,999,601
1,073,745	Paychex, Inc.#	39,835,939
		69,835,540
Diagnostic Kits - 1.1%
940,720	Dade Behring Holdings, Inc.	46,198,759
Distribution/Wholesale - 0.6%
2,139,600	Esprit Holdings, Ltd.	25,893,565
Diversified Operations - 2.2%
2,557,090	General Electric Co.	94,254,337
Drug Delivery Systems - 0.9%
954,390	Hospira, Inc.*	38,700,515
Electronic Components - Semiconductors - 4.7%
16,166,516	ARM Holdings PLC**	43,031,247
1,197,525	Microsemi Corp.*,#	27,674,803
51,220	Samsung Electronics Company, Ltd.**	31,364,341
1,453,055	SiRF Technology Holdings, Inc.*	35,251,114
1,860,145	Texas Instruments, Inc.	63,933,183
		201,254,688
Electronic Forms - 1.1%
1,088,920	Adobe Systems, Inc.*	45,255,515
Energy - Alternate Sources - 0.9%
1,611,100	JA Solar Holdings Company, Ltd. (ADR)*	39,294,729
Enterprise Software/Services - 0.5%
1,201,070	Oracle Corp.*	22,580,116
Entertainment Software - 1.6%
1,148,895	Activision, Inc.*	22,977,900
913,039	Electronic Arts, Inc.*	46,026,296
		69,004,196
Finance - Consumer Loans - 0.5%
422,740	SLM Corp.#	22,756,094
Finance - Credit Card - 0.9%
604,170	American Express Co.#	36,654,994
Finance - Investment Bankers/Brokers - 2.9%
66,605	Bear Stearns Companies, Inc.#	10,370,399
679,365	JP Morgan Chase & Co.	35,394,916
367,235	Merrill Lynch & Company, Inc.#	33,135,614
1,277,985	optionsXpress Holdings, Inc.#	31,540,670
213,500	UBS A.G. (U.S. Shares)**	13,856,150
		124,297,749
Finance - Mortgage Loan Banker - 0.7%
524,565	Fannie Mae	30,907,370
Food - Diversified - 0.5%
54,494	Nestle S.A.**	21,589,343
Food - Retail - 0.4%
2,047,267	Tesco PLC **	18,812,993
Food - Wholesale/Distribution - 0.9%
1,235,835	Sysco Corp.	40,461,238

See Notes to Schedules of Investments and Financial Statements.
34 Janus Growth Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Independent Power Producer - 1.2%
624,666	NRG Energy, Inc.*,#	$49,323,627
Industrial Automation and Robotics - 1.1%
812,190	Rockwell Automation, Inc.	48,357,793
Investment Management and Advisory Services - 0.7%
642,205	National Financial Partners Corp.	29,586,384
Medical - Biomedical and Genetic - 2.3%
918,277	Celgene Corp.*	56,161,822
637,775	Genzyme Corp.*,#	41,653,085
		97,814,907
Medical - Drugs - 4.1%
1,133,203	Cubist Pharmaceuticals, Inc.*	24,307,204
859,740	Merck & Company, Inc.	44,225,026
748,387	Novartis A.G.**,#	43,566,828
324,349	Roche Holding A.G.**,#	61,185,230
		173,284,288
Medical - HMO - 1.4%
1,049,402	Coventry Health Care, Inc.*	60,686,918
Medical - Nursing Homes - 1.1%
714,680	Manor Care, Inc.	46,375,585
Medical Instruments - 1.5%
173,165	Intuitive Surgical, Inc.*,#	22,452,574
981,495	St. Jude Medical, Inc.*,#	41,998,171
		64,450,745
Medical Products - 0.6%
613,875	Varian Medical Systems, Inc.*,#	25,911,664
Metal Processors and Fabricators - 1.2%
496,860	Precision Castparts Corp.	51,728,095
Multimedia - 0.7%
1,378,860	News Corporation, Inc. - Class A	30,872,675
Oil - Field Services - 0.8%
1,116,130	BJ Services Co.	31,988,286
Oil and Gas Drilling - 0.5%
670,785	Nabors Industries, Ltd.*	21,545,614
Oil Companies - Exploration and Production - 1.8%
414,186	Apache Corp.	30,028,485
337,969	EnCana Corp.**	17,691,683
394,879	EOG Resources, Inc.#	28,999,914
		76,720,082
Oil Refining and Marketing - 1.4%
794,676	Reliance Industries, Ltd.	29,792,211
452,480	Valero Energy Corp.	31,777,671
		61,569,882
Optical Supplies - 0.8%
265,375	Alcon, Inc. (U.S. Shares)**	35,807,049
Real Estate Operating/Development - 1.4%
8,618,000	CapitaLand, Ltd.#	47,539,642
183,910	St. Joe Co.#	10,414,823
		57,954,465
Reinsurance - 0.7%
8,386	Berkshire Hathaway, Inc. - Class B*	30,424,408
REIT - Mortgages - 0.5%
829,435	CapitalSource, Inc.#	21,374,540

Shares or Principal Amount		Value
Respiratory Products - 0.9%
964,625	Respironics, Inc.*	$39,318,115
Retail - Apparel and Shoe - 2.6%
524,450	Abercrombie & Fitch Co. - Class A	42,826,588
408,698	Industria de Diseno Textil S.A. **,#	25,053,213
760,885	Nordstrom, Inc.	41,787,804
		109,667,605
Retail - Computer Equipment - 0.7%
852,760	GameStop Corp. - Class A*	28,286,049
Retail - Consumer Electronics - 1.4%
725,425	Best Buy Company, Inc.	33,841,076
262,770	Yamada Denki Company, Ltd.**,#	24,212,196
		58,053,272
Retail - Drug Store - 1.1%
1,297,395	CVS/Caremark Corp.#	47,017,595
Retail - Major Department Stores - 0.4%
198,975	J.C. Penney Company, Inc.#	15,736,933
Retail - Pet Food and Supplies - 0.6%
825,910	PETsMART, Inc.#	27,411,953
Retail - Restaurants - 0.7%
452,410	Chipotle Mexican Grill, Inc. - Class A*,#	29,510,704
Semiconductor Components/Integrated Circuits - 1.8%
3,304,390	Cypress Semiconductor Corp.*	75,406,180
Semiconductor Equipment - 0.6%
954,295	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	26,004,539
Soap and Cleaning Preparations - 0.5%
390,530	Reckitt Benckiser PLC**	21,399,544
Telecommunication Equipment - Fiber Optics - 1.0%
1,856,825	Corning, Inc.*	44,043,889
Telecommunication Services - 2.1%
614,930	Amdocs, Ltd. (U.S. Shares)*,**	22,598,678
740,655	SAVVIS, Inc.*,#	38,195,577
1,454,359	Time Warner Telecom, Inc. - Class A*,#	29,814,360
		90,608,615
Television - 0.8%
2,868,196	British Sky Broadcasting Group PLC**,#	32,846,666
Therapeutics - 2.9%
1,003,410	Amylin Pharmaceuticals, Inc.*,#	41,470,935
543,875	Gilead Sciences, Inc.*	44,445,465
700,943	United Therapeutics Corp.*	39,189,723
		125,106,123
Tobacco - 1.2%
760,412	Altria Group, Inc.	52,407,595
Transportation - Services - 1.2%
706,340	United Parcel Service, Inc. - Class B#	49,747,526
Transportation - Truck - 0.7%
660,335	Landstar System, Inc.	31,900,784
Web Portals/Internet Service Providers - 0.8%
1,222,575	Yahoo!, Inc.*	34,281,003

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 35

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Wireless Equipment - 3.1%
1,638,465	Crown Castle International Corp.*,#	$56,264,888
1,687,525	QUALCOMM, Inc.	73,913,595
		130,178,483
Total Common Stock (cost $3,479,640,034)		4,223,154,228
Money Markets - 2.6%
7,512,441	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	7,512,441
102,190,942	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	102,190,942
Total Money Markets (cost $109,703,383)		109,703,383
Other Securities - 11.9%
48,437,452	Foreign Government Bonds†	48,437,452
441,581,181	State Street Navigator Securities Lending Prime Portfolio†	441,581,181
17,455,693	U.S. Treasury Notes/Bonds†	17,455,693
Total Other Securities (cost $507,474,326)		507,474,326
Total Investments (total cost $4,096,817,743) – 113.4%		4,840,331,937
Liabilities, net of Cash, Receivables and Other Assets – (13.4)%		(570,571,098)
Net Assets – 100%		$4,269,760,839

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Belgium	$26,147,051	0.5%
Bermuda	88,487,841	1.8%
Brazil	55,228,785	1.1%
Canada	46,879,839	1.0%
China	39,294,729	0.8%
Germany	26,085,909	0.5%
Hong Kong	20,300,484	0.4%
India	56,187,435	1.2%
Japan	113,459,404	2.4%
Mexico	37,037,144	0.8%
Netherlands	26,004,539	0.5%
Singapore	47,539,642	1.0%
South Korea	31,364,341	0.7%
Spain	25,053,213	0.5%
Switzerland	203,118,456	4.2%
United Kingdom	166,635,557	3.4%
United States††	3,831,507,568	79.2%
Total	$4,840,331,937	100.0%

†† Includes Short-Term Securities and Other Securities (66.4% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 6/8/07	7,000,000	$13,993,199	$(415,999)
British Pound 10/17/07	13,000,000	25,944,656	(854,656)
Canadian Dollar 6/8/07	11,250,000	10,151,167	(578,328)
Euro 10/17/07	4,500,000	6,175,555	(183,062)
Euro 10/18/07	32,000,000	43,916,379	(301,020)
Japanese Yen 10/18/07	3,350,000,000	28,665,905	(51,524)
South Korean Won 10/17/07	20,650,000,000	22,298,611	(417,816)
Swiss Franc 6/8/07	34,300,000	28,506,864	(552,504)
Total		$179,652,336	$(3,354,909)

See Notes to Schedules of Investments and Financial Statements.
36 Janus Growth Funds April 30, 2007

Janus Triton Fund (unaudited)

Ticker: JATTX

Fund Snapshot

A growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

Small- and mid-cap stocks performed admirably during the six-month period ending April 30, 2007. The Russell 2500TM Growth Index returned 10.62%, handedly outperforming large cap growth indexes. Stocks in general shrugged off concerns surrounding subprime mortgage lending, a spike in gasoline prices and the steepest one day sell off in the Shanghai Composite Index in over a decade. Instead, investors chose to focus on the large amount of liquidity in the market and the almost daily announcements of public companies being taken private.

Janus Triton Fund returned 10.12% for the six-month period. While we are pleased with this absolute performance, we are disappointed that the Fund failed to keep pace with the Russell 2500TM Growth Index's return.

Investment Philosophy

Since taking over management of the Fund on July 1, 2006, we have focused our attention on looking for high quality small- and mid-cap growth stocks with sustainable competitive advantages that we believe offer superior return potential over the long term. As we highlighted in our annual letter, we believe what sets us apart is a well thought out investment philosophy; a process that seeks to control risk; a talented, stable and hard working team of research analysts; and virtually unlimited resources to conduct research.

The Concepts of Competitive Advantage and Pricing Power

At the core of our investment philosophy is the concept of competitive advantage. We believe companies with competitive advantages are more likely to have superior long-term growth prospects, the opportunity to expand margins, and high and increasing returns on invested capital. These ingredients, coupled with an attractive valuation, typically make for a good stock. One way to measure a company's competitive advantage is to consider the barriers that a new competitor must overcome to enter the market. Another method is to consider how well positioned a company is relative to its customers and suppliers. A company with patents, one with a proprietary product that would be difficult or impossible to recreate or that has a diverse and powerless base of suppliers with long-term contractual relationships with customers is an example of a company that would be very well positioned from a competitive advantage standpoint. In general, we have learned that the best measure of a company's competitive advantage is its ability to raise prices. If we could ask only one question of the many management teams we meet, without a doubt, it would be, "Are you able to raise prices?"

Certain Biotech and Internet Software Stocks Negatively Impacted Returns

Achillion Pharmaceuticals, a biopharmaceutical company with a novel mechanism to treat the Hepatitis C Virus (HCV), suffered a setback when its lead compound was found to create renal toxicity in a Phase I trial. This was clearly a major setback for the company and delayed the program by at least one year. Despite this negative news, we remained enthusiastic because the data from the Phase I trial suggested that the drug's mechanism of action worked. Achillion has a backup compound with a different chemotype that we hope will be metabolized differently than the lead compound and will not create renal toxicity. We believe that the risk/reward profile for the company is solidly in our favor and that if the backup compound successfully gets through the Phase I trial, there is significant upside potential in the stock.

Meanwhile, Adolor was dealt a devastating blow when its leading product in development was found to be unsafe. Entereg, an experimental drug for the treatment of gastrointestinal disease that often accompanies the use of narcotic medications such as codeine, caused increased rates of heart attack, tumors and bone fractures in a year long study of 538 patients taking the drug. This news resulted in a one day 58.72% drop in Adolor's share price and all but ensures that Entereg will never make it to market. We sold Adolor from the Fund entirely.

Another laggard was Japanese company E-Seikatsu. E-Seikatsu offers a web-based subscription service to real estate agents in Japan to help manage rental apartment listings. The Japanese real estate market is quite different than the U.S. market in that the majority of the Japanese population lives in rented apartments instead of owning

Janus Growth Funds April 30, 2007 37

Janus Triton Fund (unaudited)

their own residential property. Additionally, Japanese real estate agents, unlike their U.S. peers, have been slow to adopt technology and instead, have managed all of their listings using an inefficient and cumbersome paper based system. While we believe E-Seikatsu offers a compelling product that continues to gain traction with real estate agents, a system glitch caused the company to suspend sales for approximately one month. This setback forced E-Seikatsu's management to lower financial guidance in January 2007. We continue to be enthusiastic about the company's long-term prospects despite a 67.67% decline in the share price over the six-month period.

Select Investments in the Financial and Information Technology (IT) Sectors Added to Performance

The financial sector suffered from the dramatic demise of several subprime mortgage lenders during the period. The Fund successfully avoided the subprime space and was able to find attractive investment ideas within the sector. MarketAxess Holdings performed especially well, delivering a 45.60% return. MarketAxess operates an electronic platform for high grade corporate and emerging markets bond trading. We believe that electronic trading will take share in bond markets just as it has in equity markets. With a significant first-mover advantage and a superior product that is liked by both broker-dealers and institutional investors, we feel MarketAxess is in an enviable position. As the company grew during the period, it created significant network effects as the number of broker-dealers and institutional investors on the platform continued to increase. This network effect is a barrier to entry that, in our estimation, will make it very hard for competitors to penetrate the market. For this reason, MarketAxess remains an attractive acquisition target for other companies like the investment banks and Bloomberg, all of whom participate in bond trading. Our investment thesis in the company was confirmed in the six-month period as average monthly volumes traded through the platform increased by approximately 33.7%. We remain optimistic about MarketAxess' long-term prospects but after the stock's strong run we trimmed the Fund's position during the period.

The Fund's investments in the technology sector also performed notably well during the period. Two standouts were Equinix and SAVVIS. Both companies own and operate data centers that provide Internet exchange services to networks, Internet content providers and enterprises. The data center business model has benefited from continued growth in Internet usage driven by the emergence of internet video sites such as YouTube and social media sites such as MySpace. Both companies enjoyed a resurgence after significant overbuilding during the Internet bubble that resulted in many data center owners filing for bankruptcy protection. These bankruptcy filings had the effect of rationalizing the amount of data center space and allowing demand to catch up with supply. Over the past several quarters, Equinix and SAVVIS raised the prices they charge to customers. We believe this is the ultimate sign that they are well positioned and that demand remains healthy. SAVVIS delivered a 65.87% return while Equinix delivered a 22.03% return during the six-month period.

Summary

In conclusion, we would like to reinforce that we are investors in Janus Triton Fund alongside you. We take the responsibility of managing the capital committed to the Fund in a responsible and disciplined manner that we believe will generate consistent long-term results. We look forward to updating you on the Fund's performance in another six months.

Thank you for your investment in Janus Triton Fund.

38 Janus Growth Funds April 30, 2007

(unaudited)

Janus Triton Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
MarketAxess Holdings, Inc.	0.88%
SAVVIS, Inc.	0.81%
TransDigm Group, Inc.	0.69%
Intuitive Surgical, Inc.	0.59%
Bankrate, Inc.	0.56%

5 Largest Detractors from Performance – Holdings

Contribution
Adolor Corp.	(0.83)%
Achillion Pharmaceuticals, Inc.	(0.71)%
Corporate Executive Board Co.	(0.62)%
Varian Medical Systems, Inc.	(0.40)%
E-Seikatsu Company, Ltd.	(0.37)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Information Technology	3.33%	20.76%	20.77%
Industrials	1.91%	22.93%	16.52%
Consumer Discretionary	1.73%	15.04%	17.65%
Financials	1.50%	9.18%	10.84%
Energy	0.60%	4.33%	6.62%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Consumer Staples	(0.11)%	1.22%	2.19%
Utilities	0.00%	0.00%	0.56%
Materials	0.03%	0.34%	4.95%
Telecommunication Services	0.20%	7.06%	1.90%
Health Care	0.42%	19.15%	18.00%

Janus Growth Funds April 30, 2007 39

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
SBA Communications Corp. - Class A Wireless Equipment	2.0%
Terremark Worldwide, Inc. Web Hosting/Design	1.8%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	1.8%
SAVVIS, Inc. Telecommunication Services	1.8%
NuCo2, Inc. Distribution/Wholesale	1.8%
9.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 4.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

40 Janus Growth Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007						Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Triton Fund	10.12%	5.07%		18.55%		1.11%	1.11%
Russell 2500TM Growth Index	10.62%	7.32%		13.45%
Lipper Quartile	–	2	nd	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	–	178/536		21/476

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 25, 2005

Janus Growth Funds April 30, 2007 41

Janus Triton Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,101.20	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56

*Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

42 Janus Growth Funds April 30, 2007

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 99.7%
Advertising Sales - 1.1%
20,648	Lamar Advertising Co.*	$1,245,900
Aerospace and Defense - 3.9%
29,230	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	1,371,179
34,685	Spirit Aerosystems Holdings, Inc.*	1,097,087
53,850	TransDigm Group, Inc.*	2,039,299
		4,507,565
Airport Development - Maintenance - 0.7%
27,070	Grupo Aeroportuario del Centro Norte (ADR)*	791,527
Apparel Manufacturers - 1.1%
93,305	Quiksilver, Inc.*	1,240,957
Applications Software - 0.7%
36,840	Red Hat, Inc.*	778,798
Auction House - Art Dealer - 0.7%
13,860	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	818,849
Audio and Video Products - 1.0%
50,510	DTS, Inc.*	1,130,414
Building - Mobile Home and Manufactured Homes - 1.0%
28,845	Thor Industries, Inc.	1,148,896
Casino Services - 1.6%
53,650	Scientific Games Corp. - Class A*	1,786,009
Chemicals - Plastics - 1.3%
47,175	Landec Corp.*	599,594
34,475	Metabolix, Inc.*	862,220
		1,461,814
Commercial Banks - 2.4%
27,560	East West Bancorp, Inc.	1,098,542
35,490	Westamerica Bancorporation	1,661,996
		2,760,538
Commercial Services - 1.4%
32,555	CoStar Group, Inc.*	1,589,010
Commercial Services - Finance - 2.3%
40,645	Bankrate, Inc.*	1,640,838
34,570	Jackson Hewitt Tax Service, Inc.	953,441
		2,594,279
Communications Software - 0.8%
99,405	InPhonic, Inc.*	948,324
Computer Services - 2.5%
48,855	Ceridian Corp.*	1,649,345
28,485	IHS, Inc. - Class A*	1,177,570
		2,826,915
Consulting Services - 1.7%
30,165	Corporate Executive Board Co.	1,919,701
Data Processing and Management - 1.6%
53,390	NAVTEQ Corp.*	1,887,870
Distribution/Wholesale - 3.1%
41,605	MWI Veterinary Supply, Inc.*	1,546,042
82,320	NuCo2, Inc.*	2,049,768
		3,595,810
Diversified Operations - 1.9%
28,585	Crane Co.	1,215,149
3,134,289	Polytec Asset Holdings, Ltd.§	961,381
		2,176,530

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 5.1%
30,160	International Rectifier Corp.*	$1,064,045
38,260	IPG Photonics Corp.*	695,949
16,570	Microchip Technology, Inc.	668,434
63,425	Microsemi Corp.*	1,465,752
39,718	Silicon-On-Insulator Technologies (SOITEC)*	929,197
43,345	SiRF Technology Holdings, Inc.*	1,051,550
		5,874,927
Electronic Measuring Instruments - 1.1%
44,809	Trimble Navigation, Ltd.*	1,285,122
Energy - Alternate Sources - 1.2%
3,870	Comverge, Inc.*	83,012
52,640	JA Solar Holdings Company, Ltd. (ADR)*	1,283,889
		1,366,901
Enterprise Software/Services - 1.7%
85,270	Omnicell, Inc.*	1,956,094
Finance - Consumer Loans - 1.8%
75,755	Nelnet, Inc. - Class A	2,037,052
Finance - Other Services - 2.2%
20,175	International Securities Exchange, Inc.	1,345,471
68,980	MarketAxess Holdings, Inc.*	1,129,892
		2,475,363
Firearms and Ammunition - 1.0%
90,125	Sturm Ruger and Company, Inc.*	1,163,514
Human Resources - 0.9%
35,360	Resources Connection, Inc.*	1,066,811
Internet Applications Software - 0.6%
926	E-Seikatsu Company, Ltd.*	635,756
Internet Content - Information/News - 0.6%
114,280	Harris Interactive, Inc.*	687,966
Machinery - General Industrial - 0.8%
2,214,000	Shanghai Electric Group Company, Ltd.	944,083
Medical - Biomedical and Genetic - 0.5%
14,600	Alexion Pharmaceuticals, Inc.*	611,156
Medical - Drugs - 1.7%
97,640	Achillion Pharmaceuticals, Inc.*	595,604
45,955	Array BioPharma, Inc.*	641,072
33,335	Cubist Pharmaceuticals, Inc.*	715,036
		1,951,712
Medical Instruments - 2.0%
13,091	Intuitive Surgical, Inc.*	1,697,379
13,225	Ventana Medical Systems, Inc.*	642,603
		2,339,982
Medical Products - 1.3%
27,655	Varian Medical Systems, Inc.*	1,167,318
26,775	Xtent, Inc.*	361,998
		1,529,316
Office Furnishings - Original - 1.2%
59,860	Knoll, Inc.	1,389,949
Oil and Gas Drilling - 1.5%
53,800	Helmerich & Payne, Inc.	1,737,202
Oil Companies - Exploration and Production - 2.0%
37,885	Carrizo Oil & Gas, Inc.*	1,396,062
492,295	Gasco Energy, Inc.*	886,131
		2,282,193

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 43

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Physician Practice Management - 2.4%
32,310	Healthways, Inc.*	$1,370,590
24,520	Pediatrix Medical Group, Inc.*	1,398,866
		2,769,456
Printing - Commercial - 1.3%
40,685	VistaPrint, Ltd.*	1,520,805
Real Estate Operating/Development - 1.3%
27,000	Rodobens Negocios Imobiliarios S.A.*	264,404
20,825	St. Joe Co.	1,179,319
		1,443,723
Recreational Centers - 0.5%
11,825	Life Time Fitness, Inc.*	607,805
Recreational Vehicles - 0.6%
12,875	Polaris Industries, Inc.	650,574
REIT - Mortgages - 1.0%
46,804	CapitalSource, Inc.	1,206,139
Respiratory Products - 1.7%
49,180	Respironics, Inc.*	2,004,577
Retail - Apparel and Shoe - 0.5%
7,705	Abercrombie & Fitch Co. - Class A	629,190
Retail - Computer Equipment - 0.8%
26,920	GameStop Corp. - Class A*	892,936
Retail - Gardening Products - 1.0%
23,115	Tractor Supply Co.*	1,195,970
Retail - Petroleum Products - 1.1%
26,420	World Fuel Services Corp.	1,220,868
Retail - Restaurants - 1.1%
19,470	Chipotle Mexican Grill, Inc. - Class A*,**	1,270,028
Retail - Sporting Goods - 1.5%
44,250	Zumiez, Inc.*,**	1,746,105
Schools - 1.2%
10,760	Strayer Education, Inc.	1,337,898
Semiconductor Components/Integrated Circuits - 1.8%
91,070	Cypress Semiconductor Corp.*	2,078,217
Telecommunication Services - 6.1%
33,690	Amdocs, Ltd. (U.S. Shares)*	1,238,108
94,945	FiberTower Corp.*	428,202
58,215	NeuStar, Inc. - Class A*	1,674,263
40,140	SAVVIS, Inc.*	2,070,019
78,785	Time Warner Telecom, Inc. - Class A*	1,615,093
		7,025,685
Theaters - 1.1%
49,065	National Cinemedia, Inc.*	1,289,919
Therapeutics - 2.0%
12,305	Amylin Pharmaceuticals, Inc.*	508,566
39,490	MannKind Corp.*	574,185
29,455	MGI Pharma, Inc.*	648,598
18,185	Theravance, Inc.*	602,469
		2,333,818
Transactional Software - 0.9%
85,515	Innerworkings, Inc.*	1,049,269
Transportation - Equipment and Leasing - 1.4%
32,770	GATX Corp.	1,606,058
Transportation - Services - 1.4%
245,000	Integrated Distribution Services Group, Ltd.	689,133
41,110	UTi Worldwide, Inc. (U.S. Shares)	964,852
		1,653,985

Shares or Principal Amount		Value
Transportation - Truck - 3.9%
25,045	Con-Way, Inc.	$1,368,208
67,240	Heartland Express, Inc.	1,158,545
40,530	Landstar System, Inc.	1,958,005
		4,484,758
Veterinary Diagnostics - 1.2%
35,930	VCA Antech, Inc.*	1,416,720
Web Hosting/Design - 3.3%
20,055	Equinix, Inc.*	1,673,991
250,895	Terremark Worldwide, Inc.*	2,082,428
		3,756,419
Web Portals/Internet Service Providers - 0.6%
20,695	SINA Corp. (U.S. Shares)*	713,564
Wireless Equipment - 2.0%
78,870	SBA Communications Corp. - Class A*	2,320,355
Total Common Stock (cost $103,528,309)		114,769,646
Money Markets - 0.9%
258,826	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	258,826
752,894	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	752,894
Total Money Markets (cost $1,011,720)		1,011,720
Total Investments (total cost $104,540,029) – 100.6%		115,781,366
Liabilities, net of Cash, Receivables and Other Assets — (0.6)%		(663,487)
Net Assets – 100%		$115,117,879

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investments Securities
Bermuda	$1,520,805	1.3%
Brazil	1,635,583	1.4%
Canada	818,849	0.7%
Cayman Islands	1,674,945	1.4%
China	2,227,973	1.9%
France	929,197	0.8%
Hong Kong	689,133	0.6%
Japan	635,756	0.6%
Mexico	791,527	0.7%
United Kingdom	2,202,959	1.9%
United States††	102,654,639	88.7%
Total	$115,781,366	100.0%

††Includes Short-Term Securities (87.8% excluding Short-Term Securities).

Value
Schedule of Written Options - Calls
Chipotle Mexican Grill, Inc. - Class A expires June 2007 48 contracts exercise price $65.00	$(14,400)
Zumiez, Inc. expires May 2007 268 contracts exercise price $40.00	(40,200)
Total Written Options - Calls
316 contracts (Premiums received $77,970)	$(54,600)

See Notes to Schedules of Investments and Financial Statements.
44 Janus Growth Funds April 30, 2007

Janus Twenty Fund (unaudited) (closed to new investors)

Ticker: JAVLX

Fund Snapshot

This focused growth fund invests primarily in a core group of 20-30 companies, including many market leaders whose products and services are being used more often every day.

Scott Schoelzel
portfolio manager

Performance Overview

For the six-month period ending April 30, 2007, Janus Twenty Fund returned 11.03%. During the same six-month period, the Russell 1000® Growth Index returned 8.42% and the S&P 500® Index, 8.60%.

Needless to say, we continue to be quite pleased with the Fund's performance. When these latest returns, through April 30, 2007, are added to the Fund's past performance, Janus Twenty Fund is solidly in the top performance percentiles compared to its peers for the trailing one-, three-, five- and 10-year periods based on total returns, according to Lipper Analytical Services. The table below depicts the Fund's relative performance in more detail.

	One Year	Three Years	Five Years	Ten Years
Lipper Quartile (Rank as of 4/30/07, based on total Returns for Lipper Large-Cap Growth Funds)	1st (9 out of 723)	1st (3 out of 620)	1st (3 out of 506)	1st (4 out of 195)

Data presented reflects past performance, which is no guarantee of future results.

Stewardship of the Fund

In addition to the Fund's performance, I personally take great pride in our stewardship of your investments. Janus Twenty Fund's expense ratio remains well below the Lipper Large Cap Growth industry average. As of the most recent fiscal year end, the Fund's annual expense ratio was 0.92% versus the industry average of 1.40%. One of the contributing factors to keeping fund expenses lower than the industry average is the Fund's lower portfolio turnover rate, which results in lower overall trading costs. Janus Twenty Fund's portfolio turnover rate was 41% versus the industry average of 96% as of 10/31/06. Janus Twenty Fund also remains closed to new investors as it has since April of 1999. While there are some compelling arguments to re-open the Fund, and I have little doubt that our expanded research efforts could support a larger find size, I also continue to believe that there is some truth to the old Wall Street adage that "size is the enemy of performance." So, for at least the time being, I prefer to error on the side of conservatism and keep the fund closed to new investors. Finally, in addition to being the Fund's portfolio manager, I remain one of its largest investors, side by side with each one of you.

Key Contributors

Janus Twenty Fund has a number of investments in agriculture and agriculture-related stocks that contributed positively to the Fund's performance. Specifically, our investment in Potash Corporation of Saskatchewan was the single biggest contributor to the Fund's performance during the past six months. Potash is one of the three primary ingredients used to manufacture fertilizer (the other two being phosphate and nitrogen). As the world becomes more industrialized and standards of living have risen, studies show that people who find themselves in an improved economic condition eat better. They consume more meat, poultry and complex foods of all types. Growing and processing more complex foods requires more feed stocks (primarily corn and soy beans), which in turn require higher yields on increasingly tight farmable acreage. We believe Potash is well-positioned with both its potash and phosphate deposits. The company has seen the demand for these mined products increase substantially over the past couple of years. We are often asked if Potash is also an "ethanol" play. The answer is "yes," but ethanol is only one of the positive components of our investment thesis for Potash.

One of the other significant contributors to the Fund's performance was our investment in Syngenta, a Swiss-based company that specializes in the development of seeds and crop-protection products. Syngenta enjoys a very strong market share position in Brazil, which is one of the world's largest agricultural markets; and a competitive position in the U.S. behind Monsanto Corporation, which is also owned in the Fund. The agricultural sector, much like minerals and mining, has historically been very cyclical, and investments in the sector can be volatile and easily misunderstood. I think our research analysts deserve a tremendous amount of credit for the fine work they have done on these investments.

Main Detractor

Whole Foods Market was the biggest detractor to the Fund's performance during the past six months. To be fair, Whole Foods was one of the smaller investments in the Fund and although it was an expensive stock by most financial metrics, we

Janus Growth Funds April 30, 2007 45

Janus Twenty Fund (unaudited)

thought its growth prospects were worthy of a modest investment. Unfortunately, as is often the case with a fast-growing enterprise, it's very difficult to meet the ever-enthusiastic expectations of Wall Street. Whole Foods proved to be no exception. Store openings slowed, food costs rose slightly and sales moderated as the economy softened. Together, the convergence of these three factors caused Whole Foods to fall off our expected growth curve, and as a result the Fund lost money on this investment. Rather than rationalize the bad news as being temporary, I elected to sell the stock. Subsequent to our sale, Whole Foods bought its nearest competitor and I believe the combination of these two enterprises has many potential benefits. We continue to be intrigued with consumers' move toward more natural foods and will be watching their progress.

Outlook Going Forward

The equity markets both here in the U.S. and around the world have been quite strong, but there are signs that the U.S. economy is beginning to slow. Housing in some markets is particularly soft, and the subprime mortgage market has garnered a disproportionate amount of attention, with many pundits claiming this is the first in a series of potential dominos to fall. I am not in that camp. Yes, I think there will be some fallout from the excesses of the recent boom in housing, but our analysis suggests that the economy will be able to absorb these dislocations and after some pause, even the most affected markets should slowly recover.

Outside the U.S., many of the world's economies remain quite strong. In addition to China and India, I believe Latin America and emerging Eastern Europe are particularly robust. I expect some very sharp sell-offs from time to time in these markets, which have historically been faster-growing. I think the sharp sell-offs will spread to the more mature markets. But if there is any lesson to be learned from the past decade, it's that a steady hand is often well-rewarded. I remain optimistic about the global prospects for growth and am confident that our research-centric investment process will continue to find compelling investment opportunities for our investors.

Thank you for you continued confidence and investment in Janus Twenty Fund.

Janus Twenty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.73%
Companhia Vale do Rio Doce (ADR)	0.98%
Gilead Sciences, Inc.	0.89%
Syngenta A.G.	0.88%
Apple, Inc.	0.82%

5 Largest Detractors from Performance – Holdings

Contribution
Whole Foods Market, Inc.	(0.48)%
Amylin Pharmaceuticals, Inc.	(0.22)%
BHP Billiton, Ltd. (ADR)	(0.15)%
SPDR Trust Series 1	(0.15)%
Archer-Daniels-Midland Co.	(0.14)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Materials	3.95%	12.50%	2.84%
Health Care	2.50%	21.97%	17.46%
Energy	1.84%	13.51%	4.01%
Consumer Discretionary	1.42%	9.13%	14.20%
Information Technology	1.42%	16.18%	26.54%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Consumer Staples	(0.18)%	7.15%	9.77%
Utilities	(0.07)%	0.08%	1.43%
Telecommunication Services	0.00%	0.00%	0.90%
Industrials	0.49%	2.40%	14.32%
Financials	0.60%	17.08%	8.54%

46 Janus Growth Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
Google, Inc. - Class A Web Portals/Internet Service Providers	6.2%
Celgene Corp. Medical - Biomedical and Genetic	5.3%
Wells Fargo & Co. Super-Regional Banks	4.8%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	4.8%
Gilead Sciences, Inc. Therapeutics	4.7%
25.8%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Growth Funds April 30, 2007 47

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception**		Total Annual Fund Operating Expenses
Janus Twenty Fund*	11.03%	15.05%		12.23%		9.93%		13.55%		0.92%
Russell 1000® Growth Index	8.42%	12.25%		6.22%		5.32%		11.37%
S&P 500® Index	8.60%	15.24%		8.54%		8.05%		12.75%
Lipper Quartile	–	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	–	9/723		3/506		4/195		1/40

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*Closed to new investors.

**The Fund's inception date – April 30, 1985

48 Janus Growth Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,110.30	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2007 49

Janus Twenty Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.8%
Aerospace and Defense - 2.3%
25,682,995	BAE Systems PLC	$233,094,476
Agricultural Chemicals - 10.8%
3,099,255	Monsanto Co.	182,825,052
2,704,920	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	485,587,239
2,127,776	Syngenta A.G.	423,233,377
		1,091,645,668
Agricultural Operations - 2.9%
3,935,525	Bunge, Ltd.	298,155,374
Audio and Video Products - 2.7%
5,146,110	Sony Corp. (ADR)	274,081,819
Casino Hotels - 4.1%
4,247,275	Harrah's Entertainment, Inc.	362,292,558
582,275	Las Vegas Sands Corp.*	49,604,007
		411,896,565
Computers - 7.6%
4,013,045	Apple, Inc.*	400,501,891
2,840,605	Research In Motion, Ltd. (U.S. Shares)*	373,766,806
		774,268,697
Cosmetics and Toiletries - 3.7%
5,870,065	Procter & Gamble Co.	377,503,880
Diversified Minerals - 2.3%
5,644,590	Companhia Vale do Rio Doce (ADR)	229,226,800
Entertainment Software – 1.0%
1,914,085	Electronic Arts, Inc.*,#	96,489,025
Finance - Investment Bankers/Brokers - 12.8%
1,672,380	Bear Stearns Companies, Inc.#	260,389,566
2,074,390	Goldman Sachs Group, Inc.#	453,482,397
3,693,845	Lehman Brothers Holdings, Inc.#	278,072,652
3,421,580	Merrill Lynch & Company, Inc.	308,729,163
		1,300,673,778
Finance - Other Services - 1.2%
143,195	Chicago Mercantile Exchange Holdings, Inc.#	73,996,016
350,000	IntercontinentalExchange, Inc.*	44,450,000
		118,446,016
Medical - Biomedical and Genetic - 7.2%
8,858,991	Celgene Corp.*	541,815,889
2,399,831	Genentech, Inc.*	191,962,482
		733,778,371
Medical - Drugs - 4.1%
2,211,936	Roche Holding A.G.	417,259,841
Multimedia - 1.6%
9,492,772	Publishing & Broadcasting, Ltd.	160,755,084
Oil Companies - Exploration and Production - 2.2%
1,508,335	Apache Corp.	109,354,288
1,582,932	EOG Resources, Inc.#	116,250,526
		225,604,814
Oil Companies - Integrated - 7.4%
4,352,195	ConocoPhillips	301,824,724
4,060,635	Hess Corp.#	230,441,036
4,374,260	Occidental Petroleum Corp.	221,774,982
		754,040,742

Shares or Principal Amount		Value
Oil Refining and Marketing - 1.4%
2,025,430	Valero Energy Corp.	$142,245,949
Optical Supplies - 3.1%
2,350,925	Alcon, Inc. (U.S. Shares)	317,210,310
Retail - Apparel and Shoe - 1.2%
2,053,706	Industria de Diseno Textil S.A.	125,892,308
Retail - Consumer Electronics - 1.3%
1,435,410	Yamada Denki Company, Ltd.	132,261,782
Super-Regional Banks - 4.8%
13,566,810	Wells Fargo & Co.	486,912,811
Therapeutics - 5.2%
1,222,948	Amylin Pharmaceuticals, Inc.*,#	50,544,441
5,884,360	Gilead Sciences, Inc.*	480,869,899
		531,414,340
Web Portals/Internet Service Providers - 6.2%
1,333,996	Google, Inc. - Class A*	628,819,034
Wireless Equipment - 1.7%
3,933,695	QUALCOMM, Inc.	172,295,841
Total Common Stock (cost $6,703,413,652)		10,033,973,325
Money Markets - 0.9%
84,080,082	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	84,080,082
8,893,000	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	8,893,000
Total Money Markets (cost $92,973,082)		92,973,082
Other Securities - 0.5%
53,442,838	State Street Navigator Securities Lending Prime Portfolio † (cost $53,442,838)	53,442,838
Total Investments (total cost $6,849,829,572) – 100.2%		10,180,389,245
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(16,682,552)
Net Assets – 100%		$10,163,706,693

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$160,755,084	1.6%
Bermuda	298,155,374	2.9%
Brazil	229,226,800	2.3%
Canada	859,354,045	8.4%
Japan	406,343,601	4.0%
Spain	125,892,308	1.2%
Switzerland	1,157,703,528	11.4%
United Kingdom	233,094,476	2.3%
United States††	6,709,864,029	65.9%
Total	$10,180,389,245	100.0%

††Includes Short-Term Securities and Other Securities (64.5% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
50 Janus Growth Funds April 30, 2007

Janus Venture Fund (unaudited) (closed to new investors)

Ticker: JAVTX

Fund Snapshot

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

Will Bales
portfolio manager

Performance Overview

For the six-month period ending April 30, 2007, the Fund returned 14.48%, outpacing both its primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, which returned 7.42% and 6.86%, respectively.

Economic Overview

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

With most U.S. equity indexes near all-time highs at the end of the period, I closely monitored several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, at the end of the period the U.S. unemployment rate was near historic lows, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. I watched the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, I monitored the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration. Second, U.S. corporate profit growth experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, supported higher equity valuations. I will continue to watch both the future path of corporate earnings and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained.

Select Consumer and Information Technology (IT) Holdings Aided Performance

I apply a "bottom up" approach in choosing investments. This means that I look at companies one at a time to determine if it is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

For this particular period, Fund performance benefited from successful stock selection in the consumer discretionary and IT sectors, though an overweight to the latter was a detractor from performance Additionally, the Fund's underweight exposure to the financials sector proved fortuitous as consumer lending stocks came under selling pressure early in 2007.

One standout among consumer discretionary holdings was Brazilian online retailer Submarino, which rallied on news that it was being acquired by a larger competitor. Select IT names also aided returns, including employment database provider TALX. This holding with historically recurring revenue streams and strong quarterly results benefited from the recent announcement of its purchase by Equifax.

Industrials Shares Weighed on Performance

On the downside, the Fund suffered from pressure on select names in the industrials sector, where it remained overweight relative to its primary benchmark. Within the industrials sector, IPG Photonics guided to lower-than-expected financial results for the second quarter due to one contract being pulled into the first quarter. I continue to believe the company's laser fabrication technology should earn market share over the long run and use the weakness in its share price to add to the position.

Also within industrials, a relatively new position in non-asset based printing company, InnerWorkings, hurt returns as the stock price suffered. Much of the negative performance of the company's stock came from short positions in the market. I believe the company's competitive advantage is its network of printers and potential clients which should drive positive results.

Outlook

I remain constructive on prospects for the equity market, but caution that uncertainty over the near-term economic outlook could contribute to short-term volatility. Given the recent strength in small cap growth stocks, I will continue to reduce the Fund's positions where I think valuations are less compelling, and use short-term volatility as an opportunity to build positions in the highest-conviction ideas.

Janus Growth Funds April 30, 2007 51

Janus Venture Fund (unaudited)

Janus Venture Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Submarino S.A.	1.03%
TALX Corp.	0.97%
Huron Consulting Group, Inc.	0.75%
International Securities Exchange, Inc.	0.68%
Omniture, Inc.	0.59%

5 Largest Detractors from Performance – Holdings

Contribution
IPG Photonics Corp.	(0.33)%
Advisory Board Co.	(0.25)%
Innerworkings, Inc.	(0.25)%
Century Casinos, Inc.	(0.23)%
Adams Respiratory Therapeutics, Inc.	(0.22)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Growth Index Weighting
Information Technology	5.33%	27.19%	23.98%
Consumer Discretionary	4.40%	20.92%	16.45%
Industrials	1.86%	22.04%	17.63%
Health Care	0.81%	16.89%	19.59%
Financials	0.62%	6.78%	9.08%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Growth Index Weighting
Utilities	0.00%	0.00%	0.14%
Telecommunication Services	0.00%	1.26%	1.31%
Materials	0.01%	0.04%	3.22%
Consumer Staples	0.21%	1.31%	2.70%
Energy	0.28%	3.57%	5.91%

52 Janus Growth Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
Ultimate Software Group, Inc. Enterprise Software/Services	3.0%
VistaPrint, Ltd. Printing - Commercial	2.8%
Equinix, Inc. Web Hosting/Design	2.7%
Jarden Corp. Consumer Products - Miscellaneous	2.6%
Omnicell, Inc. Enterprise Software/Services	2.5%
13.6%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 2.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Growth Funds April 30, 2007 53

Janus Venture Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception**		Total Annual Fund Operating Expenses
Janus Venture Fund*	14.48%	14.05%		12.54%		12.56%		13.89%		0.91%
Russell 2000® Growth Index	7.42%	4.53%		8.91%		6.71%		8.25%
Russell 2000® Index	6.86%	7.83%		11.14%		10.40%		11.11%
Lipper Quartile	–	1	st	1	st	2	nd	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	–	11/536		33/364		39/147		1/10

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*Closed to new investors.

**The Fund's inception date – April 30, 1985

54 Janus Growth Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,144.80	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2007 55

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 99.6%
Advanced Materials/Products - 0.8%
215,851	Ceradyne, Inc.*,#	$12,702,831
Aerospace and Defense - 0.9%
144,668	Aerovironment, Inc.*,#	3,095,895
301,305	TransDigm Group, Inc.*,#	11,410,421
		14,506,316
Applications Software - 2.1%
655,580	American Reprographics Co.*,#	21,765,256
654,450	Quest Software, Inc.*,#	11,132,195
		32,897,451
Auction House - Art Dealer - 1.3%
393,240	Sotheby's Holdings, Inc. - Class A#	20,299,049
Audio and Video Products - 0.4%
274,765	DTS, Inc.*,#	6,149,241
Casino Services - 0.3%
482,833	Pokertek, Inc.*,ºº,§,£	4,746,248
Chemicals - Plastics - 0.3%
213,595	Metabolix, Inc.*,#	5,342,011
Commercial Services - 3.5%
723,415	CoStar Group, Inc.*,	35,309,886
2,346,939	Intermap Technologies, Ltd.*,£	13,258,228
229,805	Providence Service Corp.*,#	5,510,724
		54,078,838
Commercial Services - Finance - 3.0%
431,330	Bankrate, Inc.*,#	17,412,791
261,726	Euronet Worldwide, Inc.*,#	7,289,069
473,205	Heartland Payment Systems, Inc.#	11,797,001
226,665	Jackson Hewitt Tax Service, Inc.#	6,251,421
91,715	Wright Express Corp.*,#	2,889,940
		45,640,222
Communications Software - 0.2%
128,245	DivX, Inc.*,#	2,585,419
Computer Graphics - 0.4%
321,865	Trident Microsystems, Inc.*,#	6,833,194
Computer Services - 2.6%
446,700	IHS, Inc. - Class A*,#	18,466,578
3,140,420	LivePerson, Inc.*,#,£	21,982,940
		40,449,518
Computer Software - 1.0%
801,275	Omniture, Inc.*,#	15,096,021
Computers - Integrated Systems - 1.3%
627,550	Riverbed Technology, Inc.*,#	20,025,121
Consulting Services - 2.9%
333,380	Advisory Board Co.*,#	15,828,882
471,125	Huron Consulting Group, Inc.*,#	28,526,619
		44,355,501
Consumer Products - Miscellaneous - 2.6%
950,745	Jarden Corp.*,#	40,064,394
Cosmetics and Toiletries - 0.3%
213,470	Physicians Formula Holdings, Inc.*,#	4,487,139

Shares or Principal Amount		Value
Data Processing and Management - 1.8%
1,702,158	Infocrossing, Inc.*,£	$27,217,506
Dental Supplies and Equipment - 0.7%
329,729	Sirona Dental Systems, Inc.*,#	10,884,354
Dialysis Centers - 0%
46,410	Dialysis Corporation of America*,#	540,677
Direct Marketing - 1.4%
1,704,932	ValueVision Media, Inc.*,§,£	19,282,781
211,690	ValueVision Media, Inc. - Class A*	2,394,214
		21,676,995
Distribution/Wholesale - 2.3%
337,680	Beacon Roofing Supply, Inc.*,#	5,311,706
269,866	MWI Veterinary Supply, Inc.*,#	10,028,221
803,330	NuCo2, Inc.*,#,£	20,002,917
		35,342,844
Diversified Operations - 0.6%
27,950,763	Polytec Asset Holdings, Ltd.§	8,573,346
Drug Delivery Systems - 0.9%
904,930	I-Flow Corp.*,#	14,008,316
E-Commerce/Products - 0%
29,670	Baby Universe, Inc.*,#	243,294
E-Commerce/Services - 0.7%
2,085,250	Think Partnership, Inc.*,#	4,816,928
4,957,152	Workstream, Inc. (U.S. Shares)*,#,£	5,750,296
		10,567,224
Electronic Components - Semiconductors - 2.2%
673,620	IPG Photonics Corp.*	12,253,148
186,255	Microsemi Corp.*,#	4,304,353
733,685	SiRF Technology Holdings, Inc.*	17,799,198
		34,356,699
Electronic Measuring Instruments - 1.1%
593,562	Trimble Navigation, Ltd.*	17,023,358
E-Marketing/Information - 0.7%
232,475	Liquidity Services, Inc.*,#	4,854,078
195,230	ValueClick, Inc.*,#	5,583,578
		10,437,656
Engineering - Research and Development Services - 0.2%
172,125	Stanley, Inc.*,#	2,600,809
Enterprise Software/Services - 5.8%
1,694,539	Omnicell, Inc.*,£	38,872,725
229,245	Salary.com, Inc.*	2,750,940
1,685,930	Ultimate Software Group, Inc.*,£	46,531,667
		88,155,332
E-Services/Consulting - 1.1%
804,165	GSI Commerce, Inc.*,#	17,772,047
Finance - Consumer Loans - 0.4%
247,758	Nelnet, Inc. - Class A#	6,662,213
Finance - Investment Bankers/Brokers - 0.7%
417,485	optionsXpress Holdings, Inc.#	10,303,530
Finance - Other Services - 3.1%
97,040	FCStone Group, Inc.*,#	4,372,622
579,170	International Securities Exchange, Inc.#	38,624,847
260,015	MarketAxess Holdings, Inc.*,#	4,259,046
		47,256,515

See Notes to Schedules of Investments and Financial Statements.
56 Janus Growth Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Firearms and Ammunition - 1.4%
587,825	Smith & Wesson Holding Corp.*,#	$8,064,959
1,010,940	Sturm Ruger and Company, Inc.*,#	13,051,235
		21,116,194
Food - Canned - 0.6%
318,575	TreeHouse Foods, Inc.*	9,601,851
Gambling - Non-Hotel - 0.8%
1,528,091	Century Casinos, Inc.*,£	12,805,403
Hotels and Motels - 1.9%
569,445	Orient-Express Hotel, Ltd. - Class A#	29,981,279
Human Resources - 2.1%
425,854	Barrett Business Services, Inc.#	9,717,988
424,790	Kenexa Corp.*,#	13,151,499
298,770	Resources Connection, Inc.*,#	9,013,891
		31,883,378
Identification Systems and Devices - 0.7%
575,455	L-1 Identity Solutions, Inc.*,#	11,060,245
Internet Applications Software - 1.0%
472,245	DealerTrack Holdings, Inc.*,#	15,584,085
Internet Connectivity Services - 0.1%
115,235	Internap Network Services Corp.*,#	1,770,010
Internet Content - Information/News - 1.3%
1,808,435	Harris Interactive, Inc.*,#	10,886,779
1,563,480	Health Grades, Inc.*,£	9,380,880
		20,267,659
Internet Infrastructure Software - 0.3%
403,117	Chordiant Software, Inc.*,#	5,333,238
Investment Companies - 0.8%
568,740	Hercules Technology Growth Capital, Inc.#	7,831,550
30,000	UTEK Corp.#	507,000
230,960	UTEK Corp.*,§	3,903,224
		12,241,774
Marine Services - 0.4%
1,648,955	Odyssey Marine Exploration, Inc.*	6,859,653
Medical - Generic Drugs - 0.1%
107,290	Simcere Pharmaceutical Group (ADR)*,#	1,781,014
Medical - HMO - 0.8%
595,994	Centene Corp.*,#	12,402,635
Medical - Outpatient and Home Medical Care - 3.5%
684,932	Hythiam, Inc.*,§	4,760,277
1,549,375	Hythiam, Inc.*	10,768,156
557,450	LHC Group LLC*,#	14,270,720
852,209	Radiation Therapy Services, Inc.*	25,063,467
		54,862,620
Medical Instruments - 0.3%
92,970	Ventana Medical Systems, Inc.*,#	4,517,412
Medical Labs and Testing Services - 0.3%
184,763	Bio-Reference Laboratories, Inc.*,#	4,983,058
Medical Products - 1.5%
170,950	Accuray, Inc.*,#	4,034,420
939,425	PSS World Medical, Inc.*,#	18,882,443
		22,916,863

Shares or Principal Amount		Value
Motion Pictures and Services - 2.1%
2,880,100	Lions Gate Entertainment Corp. (U.S. Shares)*,#	$32,919,543
Music - 0.9%
4,750,000	Genius Products, Inc.*,§,£	14,392,500
Networking Products - 0.7%
321,080	Acme Packet, Inc.*,#	4,337,791
388,915	Switch and Data, Inc.*,#	7,128,812
		11,466,603
Office Furnishings - Original - 0.7%
456,290	Knoll, Inc.	10,595,054
Oil - Field Services - 1.3%
229,860	Basic Energy Services, Inc.*,#	5,941,881
563,928	Flint Energy Services, Ltd.*	14,002,933
		19,944,814
Oil Companies - Exploration and Production - 0.9%
277,860	Carrizo Oil & Gas, Inc.*,#	10,239,141
2,293,805	Gasco Energy, Inc.*,#	4,128,849
		14,367,990
Pharmacy Services - 1.1%
536,785	HealthExtras, Inc.*,#	16,613,496
1,869,694	Ronco Fi-Tek, Inc.*,ºº,§,£	0
		16,613,496
Physical Therapy and Rehabilitation Centers - 0.1%
22,630	Psychiatric Solutions, Inc.*	793,634
Physician Practice Management - 1.5%
298,355	Healthways, Inc.*,#	12,656,219
192,210	Pediatrix Medical Group, Inc.*,#	10,965,581
		23,621,800
Printing - Commercial - 2.8%
1,142,494	VistaPrint, Ltd.*	42,706,426
Private Corrections - 1.2%
356,440	Geo Group, Inc.*,#	18,249,728
Property and Casualty Insurance - 1.1%
137,405	First Mercury Financial Corp.*,#	2,844,284
550,950	OneBeacon Insurance Group, Ltd.#	13,415,632
		16,259,916
Real Estate Management/Services - 0.6%
562,570	HFF, Inc.*,#	8,989,869
Real Estate Operating/Development - 2.0%
208,190	Iguatemi Empresa de Shopping Centers S.A.*	3,286,186
1,973,020	LPS Brasil - Consultoria de Imoveis S.A.	20,302,357
504,980	PDG Realty S.A. Empreendimentos e Participacoes*	3,505,597
345,965	Rodobens Negocios Imobiliarios S.A.*	3,387,939
		30,482,079
Recreational Vehicles - 0.4%
116,315	Polaris Industries, Inc.#	5,877,397
Retail - Apparel and Shoe - 1.6%
622,605	J. Crew Group, Inc.*,#	25,209,276
Retail - Petroleum Products - 2.1%
693,435	World Fuel Services Corp.#	32,043,631

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 57

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Retail - Sporting Goods - 0.8%
320,760	Zumiez, Inc.*,#	$12,657,190
Schools - 0.6%
644,500	Anhanguera Educacional*	7,552,114
50,825	Capella Education Co.*,#	1,776,334
		9,328,448
Semiconductor Components/Integrated Circuits - 0.5%
177,857	Hittite Microwave Corp.*,#	8,035,579
Telecommunication Services - 1.6%
558,925	NeuStar, Inc. - Class A*	16,074,683
125,580	SAVVIS, Inc.*,#	6,476,161
452,145	UCN, Inc.*	1,817,623
		24,368,467
Theaters - 1.1%
632,905	National Cinemedia, Inc.*,#	16,639,072
Therapeutics - 0.5%
136,635	United Therapeutics Corp.*	7,639,263
Toys - 1.1%
563,450	Marvel Entertainment, Inc.*	16,638,679
Transactional Software - 2.0%
1,668,905	Innerworkings, Inc.*	20,477,464
412,955	Synchronoss Technologies, Inc.*	9,266,710
74,132	Systems Xcellence, Inc. (U.S. Shares)*	1,690,951
		31,435,125
Transportation - Truck - 0.5%
431,495	Heartland Express, Inc.#	7,434,659
Veterinary Diagnostics - 0.3%
341,695	Animal Health International, Inc.*	4,565,045
Web Hosting/Design - 4.0%
492,145	Equinix, Inc.*,#	41,079,342
3,216,205	NaviSite Inc.*,£	20,583,712
		61,663,054
Total Common Stock (cost $1,086,120,257)		1,538,787,937
Warrants - 0.4%
Casino Services - 0%
146,926	Pokertek, Inc. - expires 4/23/12*,ºº,§	560,317
Data Processing and Management - 0.3%
521,660	Infocrossing, Inc. - expires 10/16/08ºº,§	4,541,258
Medical - Wholesale Drug Distributors - 0%
305,000	Familymeds Group, Inc. - expires 9/29/10ºº,§	2,898
Music - 0.1%
1,425,000	Genius Products, Inc. - expires 12/5/10ºº,§	1,520,760
Travel Services - 0%
458,181	OneTravel Holdings, Inc. - expires 4/14/10ºº,§	0
Total Warrants (cost $2,176,863)		6,625,233
Other Securities - 25.2%
390,469,502	State Street Navigator Securities Lending Prime Portfolio (cost $390,469,502)†	390,469,502
Total Investments (total cost $1,478,766,622) – 125.2%		1,935,882,672
Liabilities, net of Cash, Receivables and Other Assets – (25.2)%		(389,421,396)
Net Assets – 100%		$1,546,461,276

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$86,103,337	4.4%
Brazil	38,034,193	2.0%
Canada	67,621,951	3.5%
Cayman Islands	10,354,360	0.5%
United States††	1,733,768,831	89.6%
Total	$1,935,882,672	100.0%

††Includes Other Securities (69.4% excluding Other Securities).

See Notes to Schedules of Investments and Financial Statements.
58 Janus Growth Funds April 30, 2007

Janus Global Life Sciences Fund (unaudited)

Ticker: JAGLX

Fund Snapshot

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

portfolio manager

Performance Overview

Equity markets around the globe delivered healthy gains during the period amid continued evidence of strong economic growth and modest inflation. After a brief period of market volatility in late February and early March, stocks rebounded quickly and many indexes posted double-digit gains. While U.S. corporate profit growth showed signs of slowing, robust merger and acquisition (M&A) activity and private equity transactions continued to provide key valuation support to equities in the U.S. and around the world.

Although Janus Global Life Sciences Fund posted a gain of 8.30% during the six month period, it trailed its primary benchmark, the S&P 500® Index, which advanced 8.60%. The Fund beat the 7.37% return of the Morgan Stanley Capital International World Health Care Index, its secondary benchmark.

Select Biotechnology Stocks Weighed on Returns

Select holdings within the healthcare sector detracted from performance during the period. Nuvelo, a California-based biotech company, declined after its anti-clotting drug Alfimeprase, did not meet primary end points for its Phase III trials. Alfimeprase had generated a high level of enthusiasm in the medical community as a novel agent that promised to be faster, safer and easier to administer than currently available clot-busting drugs. However, despite highly positive Phase II results, the Phase III trials failed to meet their primary endpoints. Given this negative development, I sold the stock at a loss.

Adolor was also stymied by negative news surrounding a new drug offering. In November 2006, the company received notification from the Food and Drug Administration (FDA) that approval for its lead drug Entereg, designed for use in post-surgical complications, would be delayed due to concerns about cardiovascular safety issues that arose from a long term trial. In response, I liquidated the stock.

Achillion Pharmaceuticals, which is developing novel compounds for the treatment of Hepatitis C, also received a setback when its initial drug candidate was discontinued due to adverse effects on the kidney. However, I believe this approach still has merit so I held onto the position, awaiting data from the company's second generation products.

Select Biotechnology and Healthcare Service Stocks Aided Returns

The Fund also experienced its share of success stories during the semiannual period. Advanced Magnetics was our top performer. The company posted a sharp gain fueled by positive data for its drug Ferumoxytol, a potential best in class iron replacement therapeutic for chronic kidney disease patients.

I was also pleased with the performance of Medco Health Solutions, one of the country's largest prescription drug benefit managers. Medco advanced during the period on better-than-expected earnings that stemmed from an increase in generic drug utilization and better penetration of specialty biotechnology products.

The Fund also benefited when one of our venture capital investments, Cougar Biotechnology, went public at a significant premium to our initial investment. Cougar has three novel cancer agents in clinical development that I believe could drive further upside potential.

Looking Ahead

The outlook at this juncture is cautiously optimistic. Healthcare spending trends will be carefully watched as there have been signs that Congress may look to restrain the growth of Medicare spending. At the same time, my team and I feel that any changes at the companies in which we invest will be manageable. We are confident in the names we own and feel that the healthcare sector's recent underperformance could be due for a turnaround. Regardless, we will continue to seek investments within the healthcare arena that we feel represent the sector's best opportunities.

In closing, I recently announced that I will retire from my portfolio manager responsibilities for the Janus Global Life Sciences Fund, effective May 1, 2007. Andy Acker will become the portfolio manager of the Fund.

After working closely with Andy over the past eight years researching and investing in leading health care companies, I have high confidence in his ability to successfully manage the Fund. With his 11 years of experience, educational background in business and biochemistry and intuition about the markets, he is ideally suited to take over the reins.

I want to thank you for all your support over the years. It has been an honor to have worked on your behalf.

Janus Growth Funds April 30, 2007 59

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Advanced Magnetics, Inc.	1.08%
Medco Health Solutions, Inc.	1.04%
Manor Care, Inc.	0.93%
Acorda Therapeutics, Inc.	0.69%
Merck & Company, Inc.	0.68%

5 Largest Detractors from Performance – Holdings

Contribution
Nuvelo, Inc.	(3.03)%
Adolor Corp.	(0.78)%
Adams Respiratory Therapeutics, Inc.	(0.46)%
Varian Medical Systems, Inc.	(0.37)%
Achillion Pharmaceuticals, Inc.	(0.30)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Health Care	6.58%	90.58%	12.12%
Consumer Staples	0.94%	5.04%	9.34%
Materials	0.45%	2.17%	3.04%
Financials	0.28%	1.75%	21.95%
Energy	0.00%	0.00%	9.82%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Consumer Discretionary	(0.16)%	0.45%	10.61%
Utilities	0.00%	0.00%	3.54%
Telecommunication Services	0.00%	0.00%	3.52%
Information Technology	0.00%	0.00%	15.18%
Industrials	0.00%	0.00%	10.88%

60 Janus Growth Funds April 30, 2007

(unaudited)

5 Largest Holdings – (% of Net Assets)

As of April 30, 2007
Merck & Company, Inc. Medical - Drugs	4.1%
Roche Holding A.G. Medical - Drugs	4.0%
CVS/Caremark Corp. Retail - Drug Store	3.6%
Gilead Sciences, Inc. Therapeutics	3.6%
Medco Health Solutions, Inc. Pharmacy Services	3.4%
18.7%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Growth Funds April 30, 2007 61

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007								Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Global Life Sciences Fund	8.30%	8.46%		6.70%		9.90%		1.02%
S&P 500® Index	8.60%	15.24%		8.54%		3.90%
Morgan Stanley Capital International World Health Care Index	7.37%	14.32%		6.83%		3.33%
Lipper Quartile	–	4	th	3	rd	2	nd
Lipper Ranking - based on total return for Health/Biotechnology Funds	–	134/169		74/132		18/47

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Andrew Acker became Portfolio Manager of Janus Global Life Sciences Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 31, 1998

62 Janus Growth Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,083.00	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

*Expenses are equal to the annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2007 63

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 97.5%
Agricultural Chemicals - 2.2%
99,572	Syngenta A.G.**	$19,805,747
Diagnostic Kits - 1.4%
258,431	Dade Behring Holdings, Inc.	12,691,546
Dialysis Centers - 1.6%
91,294	Fresenius Medical Care A.G. & Co.**,#	13,761,837
Drug Delivery Systems - 2.2%
469,760	Hospira, Inc.*	19,048,768
Medical - Biomedical and Genetic - 18.4%
755,792	Acorda Therapeutics, Inc.*,#	18,728,526
131,460	Advanced Magnetics, Inc.*,#	8,650,068
431,801	Alexion Pharmaceuticals, Inc.*,#	18,075,190
234,660	Amgen, Inc.*	15,051,092
470,045	Celgene Corp.*	28,747,952
567,486	Cougar Biotechnology, Inc.*	12,059,078
684,025	Exelixis, Inc.*,#	7,346,429
1,271,821	Fibrogen, Inc.*,oo,§	9,538,658
185,870	Genentech, Inc.*	14,867,741
245,430	Genzyme Corp.*	16,029,033
176,480	Millipore Corp.*,#	13,029,518
		162,123,285
Medical - Drugs - 25.3%
293,720	Achillion Pharmaceuticals, Inc.*	1,791,692
125,455	Allergan, Inc.	15,205,146
632,072	Cubist Pharmaceuticals, Inc.*	13,557,944
772,440	Dr. Reddy's Laboratories, Ltd. (ADR)#	13,216,448
331,660	Eli Lilly and Co.	19,611,056
520,230	K-V Pharmaceutical Co. - Class A*,#	13,531,182
697,805	Merck & Company, Inc.	35,895,090
361,837	Novartis A.G.**,#	21,064,089
409,590	OSI Pharmaceuticals, Inc.*,#	14,212,773
187,123	Roche Holding A.G.**,#	35,298,903
117,079	Sanofi-Aventis**	10,751,003
204,519	Stada Arzneimittel A.G.**	13,496,290
268,725	Wyeth#	14,914,238
		222,545,854
Medical - Generic Drugs - 0.2%
122,135	Simcere Pharmaceutical Group (ADR)*	2,027,441
Medical - HMO - 7.7%
487,099	Coventry Health Care, Inc.*	28,168,934
249,260	UnitedHealth Group, Inc.	13,225,736
335,750	WellPoint, Inc.*	26,514,178
		67,908,848
Medical - Nursing Homes - 3.1%
416,555	Manor Care, Inc.	27,030,254
Medical - Wholesale Drug Distributors - 1.2%
151,265	Cardinal Health, Inc.	10,580,987
Medical Instruments - 3.4%
225,625	Medtronic, Inc.	11,942,331
422,600	St. Jude Medical, Inc.*	18,083,054
		30,025,385
Medical Products - 2.4%
48,366	Nobel Biocare Holding A.G.**,#	17,459,876
258,550	Xtent, Inc.*	3,495,596
		20,955,472

Shares or Principal Amount		Value
Optical Supplies - 1.9%
126,365	Alcon, Inc. (U.S. Shares)**	$17,050,429
Pharmacy Services - 4.7%
120,825	Express Scripts, Inc. - Class A*	11,544,829
379,440	Medco Health Solutions, Inc.*	29,603,909
		41,148,738
Physician Practice Management - 1.6%
245,800	Pediatrix Medical Group, Inc.*	14,022,890
REIT - Health Care - 1.1%
237,115	Ventas, Inc.	9,996,768
REIT - Office Property - 1.2%
99,315	Alexandria Real Estate Equities, Inc.#	10,512,493
Respiratory Products - 1.7%
365,090	Respironics, Inc.*	14,881,068
Retail - Drug Store - 3.6%
878,079	CVS/Caremark Corp.	31,821,583
Soap and Cleaning Preparations - 1.9%
299,183	Reckitt Benckiser PLC**	16,394,079
Therapeutics - 10.7%
261,950	Amylin Pharmaceuticals, Inc.*,#	10,826,394
594,525	BioMarin Pharmaceutical, Inc.*,#	9,607,524
382,695	Gilead Sciences, Inc.*	31,273,835
586,890	MannKind Corp.*,#	8,533,381
548,015	MGI Pharma, Inc.*,#	12,067,290
391,099	United Therapeutics Corp.*	21,866,345
		94,174,769
Total Common Stock (cost $615,690,290)		858,508,241
Preferred Stock - 1.3%
Medical - Biomedical and Genetic - 0.1%
26,677	Cougar Biotechnology, Inc.ºº,§	566,886
Medical - Generic Drugs - 0.8%
8,364,183	Mediquest Therapeuticsºº,§	7,527,765
Medical Instruments - 0.4%
44,502,593	GMP Companies, Inc.ºº,§	3,925,129
Total Preferred Stock (cost $8,951,512)		12,019,780
Warrants - 0.2%
Medical - Generic Drugs - 0.1%
2,093,750	Mediquest Therapeutics - expires 6/15/11ºº,§	628,125
Medical Instruments – 0.1%
21,509,194	GMP Companies, Inc. - expires 6/1/11ºº,§	473,202
3,679,948	GMP Companies, Inc. - expires 6/1/11ºº,§	176,638
		649,840
Total Warrants (cost $0)		1,277,965
Other Securities - 17.6%
152,681,772	State Street Navigator Securities Lending Prime Portfolio†	152,681,772
2,038,343	U. S. Treasury Notes/Bonds†	2,038,343
Total Other Securities (cost $154,720,115)		154,720,115
Total Investments (total cost $779,361,917) – 116.6%		1,026,526,101
Liabilities, net of Cash, Receivables and Other Assets – (16.6)%		(146,454,897)
Net Assets – 100%		$880,071,204

See Notes to Schedules of Investments and Financial Statements.
64 Janus Growth Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Cayman Islands	$2,027,441	0.2%
France	10,751,003	1.0%
Germany	27,258,127	2.7%
India	13,216,448	1.3%
Switzerland	110,679,044	10.8%
United Kingdom	16,394,079	1.6%
United States††	846,199,959	82.4%
Total	$1,026,526,101	100.0%

†† Includes Other Securities (67.4% excluding Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 8/15/07	1,793,000	$3,581,670	$(127,366)
Euro 10/17/07	5,900,000	8,096,838	(240,015)
Swiss Franc 6/8/07	14,450,000	12,009,451	(232,760)
Swiss Franc 8/15/07	12,700,000	10,612,393	(133,758)
Total		$34,300,352	$(733,899)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 65

Janus Global Technology Fund (unaudited)

Ticker: JAGTX

Fund Snapshot

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Team Based Approach
Led by Brad Slingerlend
and Barney Wilson

Performance Overview

During the six months ended April 30, 2007, Janus Global Technology Fund advanced 12.51%. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology Index and the S&P 500® Index returned 7.85% and 8.60%, respectively.

Investment Strategy

Janus Global Technology Fund's strategy is to seek long-term growth of capital. The Janus team of technology analysts and I look for high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. To do this, we scour the globe to find what we believe are the best investment opportunities for the Fund. While investing in the technology sector can be more volatile than a broader market index, we believe the sector can provide an excellent area in which to seek attractive investment returns if one can tolerate the volatility.

As was recently announced, my very capable co-manager, Brad Slingerlend, elected to leave Janus to pursue other opportunities. I want to thank Brad for his many contributions to the Janus technology team over the years and wish him well in his new endeavors. As such, I have assumed responsibility as sole portfolio manager on the Fund and I plan to maintain the current investment strategy. The analysts and I will continue to employ the same in-depth fundamental analysis that is the hallmark of Janus. I intend to maintain the approach of keeping the portfolio close to the Janus analysts' views on stocks and intend to maintain over 90% of the portfolio in "buy" and "strong buy" rated stocks, which we did during the period. In addition, I plan to continue to construct a portfolio that is diversified across subsectors of tech, geographies, market capitalizations and valuation ranges.

The Fund invested in a few exciting themes during the period. One such theme included the increasing interactivity of the Internet as it undergoes a second wave of innovation. Driven by broadband penetration levels reaching above 40% in many developed countries, we are starting to see new and compelling ways to utilize the Internet. Companies like YouTube, recently purchased by Google, are changing the way consumers view their entertainment options. This broader sector theme is borne out in the Fund's investments including Akamai Technologies, Yahoo!, Google, Equinix and Juniper Networks.

Another exciting theme included the globalization of technology development and services. The Janus team of technology analysts visited hundreds of companies around the world during the period. They returned enthusiastic about the rapidly developing skill sets, such as information technology (IT) services and low-cost hardware manufacturing, in Asia. For example, longtime holding Hon Hai Precision Industry, based in Taiwan, has become the largest contract manufacturer in the world and continues to grow rapidly. In India, we think the large and growing pool of skilled software engineers helped contribute to gains in our investments in Infosys Technologies and Satyam Computer. As innovation continues to evolve in these emerging markets we continue to seek what we believe are the best growth technology companies at reasonable valuations.

Contributors to Fund Performance

Select holdings within industrials and consumer discretionary made positive contributions to performance during the time period.

Within industrials, solar company Suntech Power posted significant gains as it was able to maintain high rates of revenue and earnings growth. Another solar company, SunPower Corporation, also contributed to performance. We are quite positive on the multiyear outlook for the leading manufacturers of solar cells and the related food chain. As such, a number of holdings in the Fund are exposed to the secular trend of increasing the use of solar power to meet worldwide energy needs.

Within the consumer discretionary sector, Sony performed well during the time period. Based on our proprietary research, we have increased conviction in the company's ability to achieve manufacturing leverage by driving down costs. Our analysis contradicts Wall Street's skeptical view of Sony's ability to achieve operating margin goals. Furthermore, we are constructive on the flat panel TV market, which we think will likely benefit Sony's electronics market.

Detractors from Performance

While select holdings within the IT semiconductors sub-sector made a positive contribution to performance, certain

66 Janus Growth Funds April 30, 2007

(unaudited)

semiconductor holdings declined in the quarter. Silicon-On-Insulator Technologies (SOITEC), a French-based semiconductor company, was the largest detractor to performance. The company manufactures a layer of insulation that sits on top of a wafer and allows a hot processor to run cooler. Our view is that unit sales remain satisfactory and there are no competitive threats to the technology. While we slightly trimmed the position, we held onto the stock.

SanDisk, a leader in the flash memory market, was another detractor to performance. The company reported in its recent quarter that prices for flash memory had declined more than expected, which negatively impacted margins. While remaining constructive on the outlook for flash memory usage in devices like MP3 players and digital cameras, we sold the stock to reflect the uncertain price environment.

Looking Ahead

The Janus team of technology analysts will continue to focus on anticipating change. What consumer electronic products will be multiyear successes? What business-related technology products will provide more value at lower cost? Where is innovation happening? Which vendors are falling behind and who is gaining share? These are just some of the questions we try to answer before the rest of the investment community. Leveraging the strong grassroots research foundation of Janus, we will utilize Janus' global research platform to uncover what we believe are the best companies with the most upside potential for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

Janus Global Technology Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Suntech Power Holdings Company, Ltd. (ADR)	0.86%
Submarino S.A.	0.82%
Sony Corp.	0.80%
Cypress Semiconductor Corp.	0.79%
Sunpower Corp. - Class A	0.77%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(0.34)%
SanDisk Corp.	(0.26)%
Marvell Technology Group, Ltd.	(0.22)%
SiRF Technology Holdings, Inc.	(0.20)%
IPG Photonics Corp.	(0.19)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Information Technology	9.43%	78.94%	15.18%
Consumer Discretionary	2.39%	11.35%	10.61%
Industrials	1.45%	3.88%	10.88%
Health Care	0.23%	2.35%	12.12%
Materials	0.08%	0.99%	3.04%

5 Largest Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	(0.02)%	2.43%	3.52%
Utilities	0.00%	0.00%	3.54%
Energy	0.00%	0.00%	9.82%
Consumer Staples	0.00%	0.00%	9.34%
Financials	0.00%	0.07%	21.95%

Janus Growth Funds April 30, 2007 67

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007
ARM Holdings PLC Electronic Components - Semiconductors	3.0%
QUALCOMM, Inc. Wireless Equipment	3.0%
Sony Corp. Audio and Video Products	2.8%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.7%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	2.7%
14.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 11.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

68 Janus Growth Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007								Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Global Technology Fund	12.51%	6.34%		6.67%		4.19%		1.13%
S&P 500® Index	8.60%	15.24%		8.54%		3.90%
Morgan Stanley Capital International World Information Technology Index	7.85%	9.20%		6.23%		(1.03)%
Lipper Quartile	–	2	nd	3	rd	2	nd
Lipper Ranking - based on total return for Science and Technology Funds	–	94/287		125/241		20/75

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Burton H. Wilson became Portfolio Manager of Janus Global Technology Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 31, 1998

Janus Growth Funds April 30, 2007 69

Janus Global Technology Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,125.10	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70 Janus Growth Funds April 30, 2007

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 96.9%
Advertising Sales - 0.8%
118,325	Lamar Advertising Co.*	$7,139,731
Aerospace and Defense - 0.8%
745,786	BAE Systems PLC**	6,768,626
Aerospace and Defense - Equipment - 1.4%
137,505	Alliant Techsystems, Inc.*,#	12,805,841
Applications Software - 4.7%
200,685	Infosys Technologies, Ltd.	9,956,444
572,193	Patni Computer Systems, Ltd.	6,509,533
648,845	Red Hat, Inc.*,**,#	13,716,583
110,710	Salesforce.com, Inc.*,**	4,649,820
585,125	Satyam Computer Services, Ltd.	6,685,595
		41,517,975
Audio and Video Products - 2.8%
470,900	Sony Corp.**	25,082,345
Batteries and Battery Systems - 0.3%
476,255	BYD Company, Ltd.#	2,925,876
Chemicals - Diversified - 1.4%
106,400	Shin-Etsu Chemical Company, Ltd.**	6,885,261
28,571	Wacker Chemie A.G.**	5,209,479
		12,094,740
Commercial Services - Finance - 0.5%
120,795	Bankrate, Inc.*,#	4,876,494
Computer Services - 0.9%
244,180	Ceridian Corp.*	8,243,517
Computers - 5.3%
189,340	Apple, Inc.*,**	18,896,132
442,670	Hewlett-Packard Co.	18,654,114
75,455	Research In Motion, Ltd. (U.S. Shares)*	9,928,369
		47,478,615
Computers - Memory Devices - 1.7%
966,475	EMC Corp.*	14,671,091
Computers - Peripheral Equipment - 1.3%
428,127	Logitech International S.A.*	11,563,422
Data Processing and Management - 1.6%
124,140	NAVTEQ Corp.*,#	4,389,590
268,710	Paychex, Inc.	9,969,141
		14,358,731
Electric Products - Miscellaneous - 1.4%
680,000	Sharp Corp.**	12,446,482
Electronic Components - Miscellaneous - 3.0%
1,840,316	Hon Hai Precision Industry Company, Ltd.**	12,126,648
360,637	Koninklijke (Royal) Philips Electronics N.V.**	14,748,371
		26,875,019
Electronic Components - Semiconductors - 15.1%
9,963,190	ARM Holdings PLC**	26,519,534
290,695	International Rectifier Corp.*,#	10,255,720
250,035	IPG Photonics Corp.*	4,548,137
270,405	Microchip Technology, Inc.**	10,908,138
647,115	Microsemi Corp.*,#	14,954,828
807,998	MIPS Technologies, Inc.*,#	6,932,623
39,257	Samsung Electronics Company, Ltd.**	24,038,850
433,469	Silicon-On-Insulator Technologies (SOITEC)*,**	10,140,951
400,740	SiRF Technology Holdings, Inc.*,**	9,721,952
458,250	Texas Instruments, Inc.**	15,750,053
		133,770,786

Shares or Principal Amount		Value
Electronic Connectors - 0.4%
94,135	Amphenol Corp. - Class A	$3,305,080
Electronic Forms - 1.7%
364,445	Adobe Systems, Inc.*	15,146,334
Electronic Measuring Instruments - 1.0%
320,383	Trimble Navigation, Ltd.*	9,188,584
Energy - Alternate Sources - 4.3%
104,610	Comverge, Inc.*	2,243,885
73,855	First Solar, Inc.*,**	4,430,561
364,895	JA Solar Holdings Company, Ltd. (ADR)*	8,899,789
302,000	Motech Industries, Inc.**	3,687,653
166,040	SunPower Corp. - Class A*,#	10,075,307
240,835	Suntech Power Holdings Company, Ltd. (ADR)*,**	8,737,494
		38,074,689
Enterprise Software/Services - 3.9%
546,445	BEA Systems, Inc.*	6,442,587
801,805	Oracle Corp.*	15,073,934
278,213	SAP A.G.**	13,390,042
		34,906,563
Entertainment Software - 1.2%
213,495	Electronic Arts, Inc.*	10,762,283
E-Services/Consulting - 0.8%
464,120	RightNow Technologies, Inc.*,#	6,896,823
Internet Connectivity Services - 1.5%
264,396	NDS Group PLC (ADR)*,**	13,634,902
Internet Infrastructure Software - 1.1%
220,445	Akamai Technologies, Inc.*,#	9,717,216
Internet Security - 0.9%
441,420	Symantec Corp.*,#	7,768,992
Machinery - General Industrial - 0.4%
8,778,000	Shanghai Electric Group Company, Ltd.#	3,743,073
Medical - Drugs - 1.5%
599,909	Cubist Pharmaceuticals, Inc.*	12,868,048
Multimedia - 0.7%
292,175	News Corporation, Inc. - Class A	6,541,798
Networking Products - 2.7%
345,240	Cisco Systems, Inc.*	9,231,718
673,499	Juniper Networks, Inc.*	15,059,437
		24,291,155
Retail - Computer Equipment - 0.9%
237,495	GameStop Corp. - Class A*,**	7,877,709
Retail - Consumer Electronics - 1.9%
166,150	Best Buy Company, Inc.#	7,750,898
95,260	Yamada Denki Company, Ltd.**	8,777,462
		16,528,360
Semiconductor Components/Integrated Circuits - 7.3%
914,120	Actions Semiconductor Company, Ltd. (ADR)*	6,599,946
1,057,420	Cypress Semiconductor Corp.*	24,130,324
725,725	Marvell Technology Group, Ltd.*	11,705,944
3,340,000	Siliconware Precision Industries Co.**	6,345,038
7,736,139	Taiwan Semiconductor Manufacturing Company, Ltd.**	15,791,898
		64,573,150
Semiconductor Equipment - 2.1%
362,686	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	9,883,194
153,715	KLA-Tencor Corp.#	8,538,868
		18,422,062

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 71

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Telecommunication Equipment - 0.7%
126,435	CommScope, Inc.*	$5,898,193
Telecommunication Equipment - Fiber Optics - 2.1%
776,880	Corning, Inc.*,**	18,427,594
Telecommunication Services - 4.4%
517,375	Amdocs, Ltd. (U.S. Shares)*,**	19,013,531
425,090	NeuStar, Inc. - Class A*	12,225,588
146,375	SAVVIS, Inc.*,#	7,548,559
		38,787,678
Television - 1.0%
769,905	British Sky Broadcasting Group PLC**	8,816,975
Web Hosting/Design - 1.5%
99,485	Equinix, Inc.*,**,#	8,304,012
622,965	Terremark Worldwide, Inc.*,#	5,170,610
		13,474,622
Web Portals/Internet Service Providers - 3.0%
20,745	Google, Inc. - Class A*	9,778,778
587,223	Yahoo!, Inc.*,**	16,465,733
		26,244,511
Wireless Equipment - 6.9%
274,715	Crown Castle International Corp.*	9,433,713
390,745	Nokia Oyj (ADR)**	9,866,311
601,725	QUALCOMM, Inc.	26,355,555
413,965	Telefonaktiebolaget LM Ericsson (ADR)	15,801,044
		61,456,623
Total Common Stock (cost $634,526,501)		859,972,308
Equity-Linked Structured Notes - 1.0%
Finance - Investment Bankers/Brokers - 1.0%
	Goldman Sachs Group, Inc.:
9,803	convertible, (Google, Inc. - Class A) 0% (144A)§	4,720,154
8,984	convertible, (Google, Inc. - Class A) 0% (144A)§	4,317,639
Total Equity-Linked Structured Notes (cost $9,052,800)		9,037,793
Money Markets - 3.0%
11,000	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	11,000
26,626,000	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	26,626,000
Total Money Markets (cost $26,637,000)		26,637,000
Other Securities - 8.9%
78,016,409	State Street Navigator Securities Lending Prime Portfolio†	78,016,409
511,665	U.S. Treasury Notes/Bonds†	511,665
Total Other Securities (cost $78,528,074)		78,528,074
Total Investments (total cost $748,744,375) - 109.8%		974,175,175
Securities Sold Short - (1.3)%
Computers - (0.5)%
257,110	Palm, Inc.*	(4,340,017)
Investment Companies - (0.8)%
152,635	PowerShares QQQ	(7,015,105)
Total Securities Sold Short (proceeds $10,728,045)		(11,355,122)
Liabilities, net of Cash, Receivables and Other Assets – (8.5)%		(75,214,487)
Net Assets – 100%		$887,605,566

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$11,705,944	1.2%
Canada	9,928,369	1.0%
Cayman Islands	15,337,440	1.6%
China	15,568,738	1.6%
Finland	9,866,311	1.0%
France	10,140,951	1.0%
Germany	18,599,521	1.9%
India	23,151,572	2.4%
Japan	53,191,550	5.5%
Netherlands	24,631,565	2.5%
South Korea	24,038,850	2.5%
Sweden	15,801,044	1.6%
Switzerland	11,563,422	1.2%
Taiwan	37,951,237	3.9%
United Kingdom	74,753,568	7.7%
United States††	617,945,093	63.4%
Total	$974,175,175	100.0%

††Includes Short-Term Securities and Other Securities (52.6% excluding Short-Term Securities and Other Securities).

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(11,355,122)	100.0%
Total	$(11,355,122)	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 10/17/07	5,555,000	$11,086,351	$(365,201)
Euro 6/8/07	10,200,000	13,940,047	(597,631)
Japanese Yen 6/8/07	788,000,000	6,631,249	87,141
South Korean Won 10/17/07	7,800,000,000	8,422,720	(157,819)
Taiwan Dollar 10/17/07	213,000,000	6,455,871	93,944
Total		$46,536,238	$(939,566)

See Notes to Schedules of Investments and Financial Statements.
72 Janus Growth Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Value
Schedule of Written Options - Calls
Apple, Inc. expires October 2007 472 contracts exercise price $110.00	$(261,960)
Equinix, Inc. expires June 2007 550 contracts exercise price $85.00	(335,500)
First Solar, Inc. expires September 2007 405 contracts exercise price $55.00	(473,850)
GameStop Corp. - Class A expires July 2007 1,660 contracts exercise price $27.50	(1,162,000)
Microchip Technology, Inc. expires October 2007 1,194 contracts exercise price $40.00	(382,080)
Red Hat, Inc. expires June 2007 1,006 contracts exercise price $25.00	(15,090)
Salesforce.com, Inc. expires August 2007 489 contracts exercise price $45.00	(136,920)
SiRF Technology Holdings, Inc. expires September 2007 749 contracts exercise price $32.50	(56,175)
Suntech Power Holdings Company, Ltd. (ADR) expires June 2007 1,226 contracts exercise price $40.00	(110,340)
Yahoo!, Inc. expires July 2007 1,587 contracts exercise price $30.00	(158,700)
Total Written Options - Calls
9,338 contracts (Premiums received $2,920,726)	$(3,092,615)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds April 30, 2007 73

Statements of Assets and Liabilities

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Fund	Janus Enterprise Fund	Janus Orion Fund		Janus Research Fund(1)		Janus Triton Fund
Assets:
Investments at cost(2)	$9,636,065	$1,539,885	$3,162,061		$4,096,818		$104,540
Investments at value(2)	$12,634,439	$2,233,770	$4,079,957		$4,840,332		$115,781
Cash	529	–	764		508		–
Cash denominated in foreign currency(3)	8,842	23	1,724		–		2
Restricted cash (Note 1)	7,494	–	–		–		–
Deposits with broker for short sales	–	–	–		–		–
Receivables:
Investments sold	53,106	2,951	12,794		66,028		887
Fund shares sold	3,828	1,400	3,106		6,111		114
Dividends	10,436	265	3,093		2,868		12
Interest	555	199	398		410		11
Other assets	165	18	58		37		1
Forward currency contracts	–	–	–		–		–
Total Assets	12,719,394	2,238,626	4,101,894		4,916,294		116,808
Liabilities:
Payables:
Short sales, at value(4)	–	–	–		–		–
Options written, at value(5)	124	–	–		–		55
Collateral for securities loaned (Note 1)	780,428	325,275	471,164		507,474		–
Due to custodian	–	28	–		–		17
Investments purchased	47,057	–	–		128,046		995
Fund shares repurchased	13,495	3,133	3,500		2,837		488
Advisory fees	6,161	994	1,879		2,630		61
Transfer agent fees and expenses	2,511	553	484		1,161		40
Non-interested Trustees' fees and expenses	76	13	8		23		3
Short sale dividends	–	–	–		–		–
Foreign tax liability	–	–	400		539		1
Accrued expenses	696	224	30		468		30
Forward currency contracts	5,425	–	302		3,355		–
Total Liabilities	855,973	330,220	477,767		646,533		1,690
Net Assets	$11,863,421	$1,908,406	$3,624,127		$4,269,761		$115,118
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$14,086,135	$5,241,912	$4,456,478		$8,360,925		$98,152
Undistributed net investment income/(loss)*	39,301	(176)	7,556		4,394		(460)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,255,029)	(4,027,215)	(1,757,108)		(4,835,177)		6,162
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,993,014	693,885	917,201	(6)	739,619	(6)	11,264	(6)
Total Net Assets	$11,863,421	$1,908,406	$3,624,127		$4,269,761		$115,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	391,020	36,800	337,811		152,335		8,091
Net Asset Value Per Share	$30.34	$51.86	$10.73		$28.03		$14.23

*  See Note 4 in Notes to Financial Statements.

(1) Formerly named Janus Mercury Fund.

(2)  Investments at cost and value include $757,517,251, $317,854,138, $454,110,356, $489,819,936, $52,303,796, $380,969,239, $149,682,810 and $76,285,235 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(3)  Includes cost of $8,838,280, $22,626, $1,723,907, $2,003 and $17,867 for Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Triton Fund and Janus Venture Fund, respectively.

(4)  Includes proceeds of $10,728,045 on short sales for Janus Global Technology Fund.

(5)  Includes premiums of $259,565, $77,970 and $2,920,726 on written options for Janus Fund, Janus Triton Fund and Janus Global Technology Fund, respectively.

(6)  Net of foreign taxes on investments of $400,495, $539,199, $995 and $144,530 for Janus Orion Fund, Janus Research Fund, Janus Triton Fund and Janus Venture Fund, respectively.

See Notes to Financial Statements.
74 Janus Growth Funds April 30, 2007

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Twenty Fund	Janus Venture Fund		Janus Global Life Sciences Fund	Janus Global Technology Fund
Assets:
Investments at cost(2)	$6,849,830	$1,478,767		$779,362	$748,744
Investments at value(2)	$10,180,389	$1,935,883		$1,026,526	$974,175
Cash	455	–		–	–
Cash denominated in foreign currency(3)	–	18		–	–
Restricted cash (Note 1)	–	–		–	–
Deposits with broker for short sales	–	–		–	10,728
Receivables:
Investments sold	39,139	15,454		12,548	–
Fund shares sold	4,265	175		172	239
Dividends	11,116	92		251	609
Interest	580	149		29	118
Other assets	122	29		16	17
Forward currency contracts	–	–		–	181
Total Assets	10,236,066	1,951,800		1,039,542	986,067
Liabilities:
Payables:
Short sales, at value(4)	–	–		–	11,355
Options written, at value(5)	–	–		–	3,093
Collateral for securities loaned (Note 1)	53,443	390,470		154,720	78,528
Due to custodian	–	9,605		936	67
Investments purchased	–	3,090		–	1,863
Fund shares repurchased	8,867	807		2,150	1,278
Advisory fees	5,311	809		460	471
Transfer agent fees and expenses	1,827	274		325	411
Non-interested Trustees' fees and expenses	68	11		7	8
Short sale dividends	2,358	–		–	3
Foreign tax liability	–	145		–	–
Accrued expenses	485	128		139	263
Forward currency contracts	–	–		734	1,121
Total Liabilities	72,359	405,339		159,471	98,461
Net Assets	$10,163,707	$1,546,461		$880,071	$887,606
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$8,389,549	$997,077		$1,399,266	$3,155,104
Undistributed net investment income/(loss)*	8,247	(4,594)		(1,423)	(394)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,564,644)	97,012		(764,205)	(2,490,819)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	3,330,555	456,966	(6)	246,433	223,715
Total Net Assets	$10,163,707	$1,546,461		$880,071	$887,606
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,947	23,003		40,125	64,527
Net Asset Value Per Share	$58.43	$67.23		$21.93	$13.76

See Notes to Financial Statements.
Janus Growth Funds April 30, 2007 75

Statements of Operations

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Fund	Janus Enterprise Fund	Janus Orion Fund	Janus Research Fund(1)	Janus Triton Fund
Investment Income:
Interest	$886	$6	$1	$25	$–
Securities lending income	400	547	279	792	–
Dividends	85,510	8,918	20,921	22,314	241
Dividends from affiliates	4,390	501	6,271	1,162	84
Foreign tax withheld	(2,086)	(65)	(1,149)	(930)	(2)
Total Investment Income	89,100	9,907	26,323	23,363	323
Expenses:
Advisory fees	36,261	5,776	10,775	13,252	374
Transfer agent fees and expenses	11,979	2,264	3,826	4,792	160
Registration fees	91	23	20	28	28
Postage and mailing expenses	534	180	162	359	12
Custodian fees	132	20	99	88	11
Professional fees	24	15	10	16	14
Non-interested Trustees' fees and expenses	210	34	47	66	5
Printing expenses	675	239	195	465	31
Short sales dividend expense	–	–	–	–	–
Other expenses	192	43	57	77	19
Non-recurring costs (Note 2)	2	–	1	1	–
Cost assumed by Janus Capital Management LLC (Note 2)	(2)	–	(1)	(1)	–
Total Expenses	50,098	8,594	15,191	19,143	654
Expense and Fee Offset	(299)	(72)	(195)	(174)	(9)
Net Expenses	49,799	8,522	14,996	18,969	645
Net Investment Income/(Loss)	39,301	1,385	11,327	4,394	(322)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	141,729	100,559	86,173	176,430	6,992
Net realized gain/(loss) from short sales	–	–	–	–	–
Net realized gain/(loss) from option contracts	5,573	–	–	5,034	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	1,008,007	129,488	329,339 (2)	404,887 (2)	4,275 (2)
Payment from affiliate (Note 2)	6	8	3	15	4
Net Gain/(Loss) on Investments	1,155,315	230,055	415,515	586,366	11,271
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,194,616	$231,440	$426,842	$590,760	$10,949

(1) Formerly named Janus Mercury Fund.

(2) Net of foreign taxes on investments of $400,495, $539,199, $995 and $144,530 for Janus Orion Fund, Janus Research Fund, Janus Triton Fund and Janus Venture Fund, respectively.

See Notes to Financial Statements.
76 Janus Growth Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Twenty Fund	Janus Venture Fund	Janus Global Life Sciences Fund	Janus Global Technology Fund
Investment Income:
Interest	$16	$–	$–	$19
Securities lending income	121	797	303	249
Dividends	47,094	2,409	2,793	4,150
Dividends from affiliates	7,051	42	64	303
Foreign tax withheld	(1,774)	(150)	(139)	(385)
Total Investment Income	52,508	3,098	3,021	4,336
Expenses:
Advisory fees	31,118	4,725	2,830	2,879
Transfer agent fees and expenses	9,499	1,388	1,212	1,392
Registration fees	32	16	18	16
Postage and mailing expenses	426	79	119	165
Custodian fees	134	95	100	60
Professional fees	20	14	16	19
Non-interested Trustees' fees and expenses	181	28	15	18
Printing expenses	525	111	162	236
Short sales dividend expense	2,358	–	–	3
Other expenses	167	37	32	29
Non-recurring costs (Note 2)	2	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(2)	–	–	–
Total Expenses	44,460	6,493	4,504	4,817
Expense and Fee Offset	(199)	(34)	(60)	(74)
Net Expenses	44,261	6,459	4,444	4,743
Net Investment Income/(Loss)	8,247	(3,361)	(1,423)	(407)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	310,421	147,362	210	61,298
Net realized gain/(loss) from short sales	3,530	–	(1,123)	91
Net realized gain/(loss) from option contracts	–	–	–	648
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	708,119	55,418 (2)	69,890	45,496
Payment from affiliate (Note 2)	41	9	3	5
Net Gain/(Loss) on Investments	1,022,111	202,789	68,980	107,538
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,030,358	$199,428	$67,557	$107,131

See Notes to Financial Statements.
Janus Growth Funds April 30, 2007 77

Statements of Changes in Net Assets

For the six-month period ended April 30, 2007 (unaudited)
and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Fund		Janus Enterprise Fund		Janus Orion Fund
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$39,301	$38,586	$1,385	$(4,351)	$11,327	$7,762
Net realized gain/(loss) from investment and foreign currency transactions	141,729	1,319,127	100,559	237,157	86,173	125,852
Net realized gain/(loss) from option contracts	5,573	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,008,007	(49,416)	129,488	20,858	329,339	44,104
Payment from affiliate (Note 2)	6	47	8	–	3	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,194,616	1,308,344	231,440	253,664	426,842	177,718
Dividends and Distributions to Shareholders:
Net investment income*	(38,592)	(7,997)	–	–	(7,756)	(6,052)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(38,592)	(7,997)	–	–	(7,756)	(6,052)
Capital Share Transactions:
Shares sold	578,446	1,366,201	156,876	219,251	308,113	546,892
Shares issued in connection with acquisition**	N/A	N/A	N/A	N/A	N/A	2,124,929
Reinvested dividends and distributions	37,606	7,771	–	–	7,599	5,942
Shares repurchased	(1,117,284)	(2,608,611)	(223,526)	(432,841)	(353,773)	(297,728)
Net Increase/(Decrease) from Capital Share Transactions	(501,232)	(1,234,639)	(66,650)	(213,590)	(38,061)	2,380,035
Net Increase/(Decrease) in Net Assets	654,792	65,708	164,790	40,074	381,025	2,551,701
Net Assets:
Beginning of period	11,208,629	11,142,921	1,743,616	1,703,542	3,243,102	691,401
End of period	$11,863,421	$11,208,629	$1,908,406	$1,743,616	$3,624,127	$3,243,102
Undistributed net investment income/(loss)*	$39,301	$38,592	$(176)	$(1,561)	$7,556	$3,985

*  See Note 4 in Notes to Financial Statements.

**  See Note 6 in Notes to Financial Statements.

(1)  Formerly named Janus Mercury Fund.

See Notes to Financial Statements.
78 Janus Growth Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited)
and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Research Fund(1)		Janus Triton Fund
	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$4,394	$4,370	$(322)	$129
Net realized gain/(loss) from investment and foreign currency transactions	176,430	1,157,345	6,992	771
Net realized gain/(loss) from option contracts	5,034	980	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	404,887	(758,886)	4,275	4,828
Payment from affiliate (Note 2)	15	–	4	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	590,760	403,809	10,949	5,728
Dividends and Distributions to Shareholders:
Net investment income*	(2,946)	(12,423)	–	(125)
Net realized gain/(loss) from investment transactions*	–	–	(1,572)	(89)
Net Decrease from Dividends and Distributions	(2,946)	(12,423)	(1,572)	(214)
Capital Share Transactions:
Shares sold	217,272	410,525	28,737	161,859
Shares issued in connection with acquisition**	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	2,818	11,886	1,545	209
Shares repurchased	(415,140)	(1,410,231)	(36,534)	(93,284)
Net Increase/(Decrease) from Capital Share Transactions	(195,050)	(987,820)	(6,252)	68,784
Net Increase/(Decrease) in Net Assets	392,764	(596,434)	3,125	74,298
Net Assets:
Beginning of period	3,876,997	4,473,431	111,993	37,695
End of period	$4,269,761	$3,876,997	$115,118	$111,993
Undistributed net investment income/(loss)*	$4,394	$2,946	$(460)	$(138)

See Notes to Financial Statements.
Janus Growth Funds April 30, 2007 79

Statements of Changes in Net Assets (continued)

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Twenty Fund		Janus Venture Fund
	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$8,247	$56,704	$(3,361)	$(7,403)
Net realized gain/(loss) from investment and foreign currency transactions	310,421	1,410,117	147,362	171,533
Net realized gain/(loss) from short sales	3,530	3,322	–	–
Net realized gain/(loss) from option contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	708,119	(446,870)	55,418	100,725
Payment from affiliate (Note 2)	41	17	9	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,030,358	1,023,290	199,428	264,855
Dividends and Distributions to Shareholders:
Net investment income*	(57,335)	(20,137)	–	–
Net realized gain/(loss) from investment transactions*	–	–	(158,239)	(65,400)
Net Decrease from Dividends and Distributions	(57,335)	(20,137)	(158,239)	(65,400)
Capital Share Transactions:
Shares sold	228,379	433,075	29,678	31,199
Redemption fees	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	56,152	19,712	152,892	62,815
Shares repurchased	(676,310)	(1,485,980)	(75,753)	(188,164)
Net Increase/(Decrease) from Capital Share Transactions	(391,779)	(1,033,193)	106,817	(94,150)
Net Increase/(Decrease) in Net Assets	581,244	(30,040)	148,006	105,305
Net Assets:
Beginning of period	9,582,463	9,612,503	1,398,455	1,293,150
End of Period	$10,163,707	$9,582,463	$1,546,461	$1,398,455
Undistributed net investment income/(loss)*	$8,247	$57,335	$(4,594)	$(1,233)

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
80 Janus Growth Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Global Life Sciences Fund		Janus Global Technology Fund
	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$(1,423)	$(4,337)	$(407)	$(3,026)
Net realized gain/(loss) from investment and foreign currency transactions	210	164,350	61,298	227,550
Net realized gain/(loss) from short sales	(1,123)	(755)	91	–
Net realized gain/(loss) from option contracts	–	(1,098)	648	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	69,890	(107,495)	45,496	(105,152)
Payment from affiliate (Note 2)	3	–	5	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	67,557	50,665	107,131	119,376
Dividends and Distributions to Shareholders:
Net investment income*	–	–	–	(719)
Net realized gain/(loss) from investment transactions*	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	(719)
Capital Share Transactions:
Shares sold	16,694	57,712	20,369	57,580
Redemption fees	33	69	29	75
Reinvested dividends and distributions	–	–	–	703
Shares repurchased	(186,243)	(276,082)	(154,272)	(256,329)
Net Increase/(Decrease) from Capital Share Transactions	(169,516)	(218,301)	(133,874)	(197,971)
Net Increase/(Decrease) in Net Assets	(101,959)	(167,636)	(26,743)	(79,314)
Net Assets:
Beginning of period	982,030	1,149,666	914,349	993,663
End of Period	$880,071	$982,030	$887,606	$914,349
Undistributed net investment income/(loss)*	$(1,423)	$–	$(394)	$13

See Notes to Financial Statements.
Janus Growth Funds April 30, 2007 81

Financial Highlights

	Janus Fund
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.43		$24.44		$22.69		$22.52		$18.39	$22.11
Income from Investment Operations:
Net investment income/(loss)	.10		.09		.02		–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	2.91		2.92		1.73		.17		4.13	(3.72)
Total from Investment Operations	3.01		3.01		1.75		.17		4.13	(3.72)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.02)		–		–		–	–
Distributions (from capital gains)*	–		–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.10)		(.02)		–		–		–	–
Net Asset Value, End of Period	$30.34		$27.43		$24.44		$22.69		$22.52	$18.39
Total Return**	10.98	%(3)	12.31	%(3)	7.71	%(3)	0.75	%(3)	22.46%	(16.82)%
Net Assets, End of Period (in thousands)	$11,863,421		$11,208,629		$11,142,921		$13,277,473		$17,426,458	$16,320,421
Average Net Assets for the Period (in thousands)	$11,451,876		$11,232,055		$12,310,464		$15,433,191		$16,206,681	$21,651,285
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.88%		0.90%		0.88%		0.90%		0.89%	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%		0.90%		0.87%		0.90%		0.89%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%		0.34%		0.07%		(0.17)%		(0.17)%	(0.24)%
Portfolio Turnover Rates***	32%		69%		78%		21%		22%	27%
	Janus Enterprise Fund
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$45.65		$39.48		$33.73		$30.02		$22.93	$29.67
Income from Investment Operations:
Net investment income/(loss)	.04		(.04)		–	(1)	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	6.17		6.21		5.75		3.71		7.09	(6.74)
Total from Investment Operations	6.21		6.17		5.75		3.71		7.09	(6.74)
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–		–		–	–
Distributions (from capital gains)*	–		–		–		–		–	–
Payment from affiliate	–	(2)	–		–		–		–	–
Total Distributions and Other	–		–		–		–		–	–
Net Asset Value, End of Period	$51.86		$45.65		$39.48		$33.73		$30.02	$22.93
Total Return**	13.60	%(3)	15.63%		17.05%		12.36%		30.92%	(22.72)%
Net Assets, End of Period (in thousands)	$1,908,406		$1,743,616		$1,703,542		$1,679,958		$1,916,706	$1,854,192
Average Net Assets for the Period (in thousands)	$1,822,946		$1,778,532		$1,728,579		$1,795,534		$1,741,680	$2,518,273
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.95%		1.00%		0.96%		1.04%		1.02%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%		0.99%		0.95%		1.03%		1.02%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%		(0.24)%		(0.30)%		(0.46)%		(0.46)%	(0.43)%
Portfolio Turnover Rates***	35%		40%		28%		27%		32%	64%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.
82 Janus Growth Funds April 30, 2007

	Janus Orion Fund(1)
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$9.49		$7.80		$6.25	$5.64		$4.33	$5.21
Income from Investment Operations:
Net investment income/(loss)	.03		.04		.03	–	(2)	– (2)	– (2)
Net gains/(losses) on securities (both realized and unrealized)	1.23		1.71		1.52	.61		1.31	(.88)
Total from Investment Operations	1.26		1.75		1.55	.61		1.31	(.88)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.06)		–	–		–	–
Distributions (from capital gains)*	–		–		–	–		–	–
Payment from affiliate	–	(3)	–		–	–	(3)	–	–
Total Distributions and Other	(.02)		(.06)		–	–		–	–
Net Asset Value, End of Period	$10.73		$9.49		$7.80	$6.25		$5.64	$4.33
Total Return**	13.33	%(4)	22.58%		24.80%	10.82	%(4)	29.95%	(16.70)%
Net Assets, End of Period (in thousands)	$3,624,127		$3,243,102		$691,401	$529,804		$513,708	$421,458
Average Net Assets for the Period (in thousands)	$3,429,452		$966,223		$590,421	$540,305		$431,124	$562,457
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.89%		1.00%		1.02%	1.09%		1.10%	1.09%
Ratio of Net Expenses to Average Net Assets***(5)	0.88%		0.99%		1.01%	1.08%		1.08%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%		0.80%		0.52%	(0.05)%		(0.43)%	(0.30)%
Portfolio Turnover Rates***	40%		63%		68%	69%		72%	161%
	Janus Research Fund(7)
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$24.19		$22.05		$19.48	$18.14		$14.92	$19.14
Income from Investment Operations:
Net investment income/(loss)	.03		.02		.09	–	(2)	– (2)	– (2)
Net gains/(losses) on securities (both realized and unrealized)	3.83		2.18		2.51	1.34		3.22	(4.18)
Total from Investment Operations	3.86		2.20		2.60	1.34		3.22	(4.18)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.06)		(.03)	–		–	(.04)
Distributions (from capital gains)*	–		–		–	–		–	–
Payment from affiliate	–	(3)	–	(3)	–	–		–	–
Total Distributions and Other	(.02)		(.06)		(.03)	–		–	(.04)
Net Asset Value, End of Period	$28.03		$24.19		$22.05	$19.48		$18.14	$14.92
Total Return**	15.96	%(4)	10.00	%(4)	13.35%	7.39%		21.58%	(21.88)%
Net Assets, End of Period (in thousands)	$4,269,761		$3,876,997		$4,473,431	$4,471,514		$5,282,164	$5,034,041
Average Net Assets for the Period (in thousands)	$3,984,396		$4,052,013		$4,447,616	$5,007,156		$5,088,567	$6,783,864
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.97%		0.98%		0.93%	0.97%		0.96%	0.94%
Ratio of Net Expenses to Average Net Assets***(5)	0.96%		0.97%		0.92%	0.97%		0.95%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%		0.11%		0.42%	(0.26)%		(0.31)%	(0.07)%
Portfolio Turnover Rates***	66%		147%		38%	43%		54%	97%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund. See Note 6.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(7)  Formerly named Janus Mercury Fund.

See Notes to Financial Statements.
Janus Growth Funds April 30, 2007 83

Financial Highlights (continued)

Janus Triton Fund

For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year or period ended October 31	2007		2006	2005(1)
Net Asset Value, Beginning of Period	$13.09		$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)		.01	–
Net gains/(losses) on securities (both realized and unrealized)	1.36		2.27	.86
Total from Investment Operations	1.32		2.28	.86
Less Distributions and Other:
Dividends from net investment income*	–		(.03)	–
Distributions from net realized gains*	(.18)		(.02)	–
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(.18)		(.05)	–
Net Asset Value, End of Period	$14.23		$13.09	$10.86
Total Return**	10.12	%(3)	21.06%	8.60%
Net Assets, End of Period (in thousands)	$115,118		$111,993	$37,695
Average Net Assets for the Period (in thousands)	$118,344		$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(4)	1.11%		1.11%	1.27	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.10%		1.09%	1.25%
Ratio of Net Invest Income to Average Net Assets***	(0.55)%		0.12%	(0.24)%
Portfolio Turnover Rates***	86%		262%	48%

	Janus Twenty Fund
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$52.93		$47.63		$39.60		$34.06		$30.47	$36.31
Income from Investment Operations:
Net investment income/(loss)	.05		.32		.10		.03		.17	.21
Net gains/(losses) on securities (both realized and unrealized)	5.77		5.08		7.94		5.68		3.63	(5.71)
Total from Investment Operations	5.82		5.40		8.04		5.71		3.80	(5.50)
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.10)		(.01)		(.17)		(.21)	(.34)
Distributions (from capital gains)*	–		–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.32)		(.10)		(.01)		(.17)		(.21)	(.34)
Net Asset Value, End of Period	$58.43		$52.93		$47.63		$39.60		$34.06	$30.47
Total Return**	11.03	%(6)	11.35	%(6)	20.31	%(6)	16.85	%(6)	12.60%	(15.35)%
Net Assets, End of Period (in thousands)	$10,163,707		$9,582,463		$9,612,503		$9,023,479		$9,821,492	$10,107,243
Average Net Assets for the Period (in thousands)	$9,847,364		$9,511,589		$9,458,921		$9,319,532		$9,749,457	$12,572,984
Ratio of Gross Expenses to Average Net Assets***(4)(7)	0.91	%(8)	0.88	%(8)	0.86%		0.89%		0.88%	0.84%
Ratio of Net Expenses to Average Net Assets***(4)	0.91	%(8)	0.87	%(8)	0.86%		0.89%		0.88%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%		0.60%		0.21%		0.06%		0.52%	0.56%
Portfolio Turnover Rates***	34%		41%		44%		14%		44%	53%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

(6)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(8)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
84 Janus Growth Funds April 30, 2007

	Janus Venture Fund
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$65.75		$56.82	$51.57	$47.77		$31.59	$36.99
Income from Investment Operations:
Net investment income/(loss)	(.14)		(.06)	– (1)	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	9.11		11.92	5.25	3.80		16.18	(5.40)
Total from Investment Operations	8.97		11.86	5.25	3.80		16.18	(5.40)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–		–	–
Distributions (from capital gains)*	(7.49)		(2.93)	–	–		–	–
Payment from affiliate	–	(2)	–	–	–		–	–
Total Distributions and Other	(7.49)		(2.93)	–	–		–	–
Net Asset Value, End of Period	$67.23		$65.75	$56.82	$51.57		$47.77	$31.59
Total Return**	14.48	%(3)	21.69%	10.18%	7.95%		51.22%	(14.60)%
Net Assets, End of Period (in thousands)	$1,546,461		$1,398,455	$1,293,150	$1,327,088		$1,392,358	$756,323
Average Net Assets for the Period (in thousands)	$1,489,009		$1,353,079	$1,367,775	$1,355,755		$988,156	$992,760
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.88%		0.91%	0.87%	0.90%		0.94%	0.88%
Ratio of Net Expenses to Average Net Assets***(4)	0.87%		0.91%	0.87%	0.90%		0.93%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.46)%		(0.55)%	(0.64)%	(0.74)%		(0.67)%	(0.73)%
Portfolio Turnover Rates***	54%		55%	63%	61%		75%	90%
	Janus Global Life Sciences Fund
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$20.25		$19.37	$16.08	$14.61		$12.82	$16.96
Income from Investment Operations:
Net investment income/(loss)	(.04)		– (1)	– (1)	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.72		.88	3.29	1.47		1.79	(4.14)
Total from Investment Operations	1.68		.88	3.29	1.47		1.79	(4.14)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–		–	–
Distributions (from capital gains)*	–		–	–	–		–	–
Redemption fees	–	(6)	– (6)	– (6)	–	(6)	– (6)	N/A
Payment from affiliate	–	(2)	–	–	–	(2)	–	–
Total Distributions and Other	–		–	–	–		–	–
Net Asset Value, End of Period	$21.93		$20.25	$19.37	$16.08		$14.61	$12.82
Total Return**	8.30	%(3)	4.54%	20.46%	10.06	%(3)	13.87%	(24.35)%
Net Assets, End of Period (in thousands)	$880,071		$982,030	$1,149,666	$1,183,496		$1,264,220	$1,389,723
Average Net Assets for the Period (in thousands)	$892,193		$1,101,726	$1,181,741	$1,288,416		$1,296,095	$1,927,734
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.02%		1.02%	0.97%	1.02%		0.99%	0.89%
Ratio of Net Expenses to Average Net Assets***(4)	1.00%		1.01%	0.96%	1.01%		0.98%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%		(0.39)%	(0.49)%	(0.52)%		(0.28)%	(0.42)%
Portfolio Turnover Rates***	56%		87%	77%	78%		135%	73%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(6)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.
Janus Growth Funds April 30, 2007 85

Financial Highlights (continued)

	Janus Global Technology Fund
For a share outstanding during the six-month period ended April 30, 2007 (unaudited) and through each fiscal year ended October 31	2007		2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$12.23		$10.88		$9.70	$10.44		$7.41	$10.83
Income from Investment Operations:
Net investment income/(loss)	(.01)		–	(1)	.01	.02		– (1)	(.01)
Net gains/(losses) on securities (both realized and unrealized)	1.54		1.36		1.17	(.76)		3.03	(3.41)
Total from Investment Operations	1.53		1.36		1.18	(.74)		3.03	(3.42)
Less Distributions and Other:
Dividends (from net investment income)*	–		(.01)		–	–		–	–
Distributions (from capital gains)*	–		–		–	–		–	–
Redemption fees	–	(2)	–	(2)	– (2)	–	(2)	– (2)	N/A
Payment from affiliate	–	(3)	–	(3)	–	–	(3)	–	–
Total Distributions and Other	–		(.01)		–	–		–	–
Net Asset Value, End of Period	$13.76		$12.23		$10.88	$9.70		$10.44	$7.41
Total Return**	12.51	%(4)	12.48	%(4)	12.16%	(7.09	)%(4)	41.08%	(31.67)%
Net Assets, End of Period (in thousands)	$887,606		$914,349		$993,663	$1,255,023		$1,655,731	$1,249,514
Average Net Assets for the Period (in thousands)	$908,994		$999,147		$1,109,908	$1,480,508		$1,332,510	$1,906,518
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.07%		1.13%		1.04%	1.07%		1.07%	0.96%
Ratio of Net Expenses to Average Net Assets***(5)	1.05%		1.11%		1.03%	1.07%		1.06%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%		(0.30)%		0.07%	(0.37)%		(0.27)%	(0.14)%
Portfolio Turnover Rates***	60%		85%		31%	24%		48%	66%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Service's fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.
86 Janus Growth Funds April 30, 2007

Notes to Schedules of Investments (unaudited)

Lipper Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

Janus Growth Funds April 30, 2007 87

Notes to Schedules of Investments (unaudited) (continued)

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, short sales, securities with extended settlement dates and/or option contracts.

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2007.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ºº Schedule of Fair Valued Securities (as of April 30, 2007)

	Value	Value as a % of Net Assets
Janus Venture Fund
Familymeds Group, Inc. - expires 9/29/10	$2,898	0.0%
Genius Products, Inc. - expires 12/5/10	1,520,760	0.1%
Infocrossing, Inc. - expires 10/16/08	4,541,258	0.3%
OneTravel Holdings, Inc. - expires 4/14/10	–	0.0%
Pokertek Inc.	4,746,248	0.3%
Pokertek Inc. - expires 4/23/12	560,317	0.0%
Ronco Fi-Tek, Inc.	–	0.0%
	$11,371,481	0.7%
Janus Global Life Sciences Fund
Cougar Biotechnology, Inc.	$566,886	0.1%
Fibrogen, Inc.	9,538,658	1.1%
GMP Companies, Inc.	3,925,129	0.4%
GMP Companies, Inc. - expires 6/1/11	473,202	0.1%
GMP Companies, Inc. - expires 6/1/11	176,638	0.0%
Mediquest Therapeutics	7,527,765	0.8%
Mediquest Therapeutics - expires 6/15/11	628,125	0.1%
	$22,836,403	2.6%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

88 Janus Growth Funds April 30, 2007

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Enterprise Fund
Polytec Asset Holdings, Ltd.	5/5/06	$9,134,007	$10,856,498	0.6%
Janus Triton Fund
Polytec Asset Holdings, Ltd.	5/5/06	$808,849	$961,381	0.8%
Janus Venture Fund
Familymeds Group, Inc. - expires 9/29/10ºº	9/23/05	$381,250	$2,898	0.0%
Genius Products, Inc.	12/5/05	8,417,000	14,392,500	0.9%
Genius Products, Inc. - expires 12/5/10ºº	12/5/05	1,083,000	1,520,760	0.1%
Hythiam, Inc.	12/12/06	5,000,004	4,760,277	0.3%
Infocrossing, Inc. - expires 10/16/08ºº	10/16/03	–	4,541,258	0.3%
OneTravel Holdings, Inc. - expires 4/14/10ºº	4/14/05	–	–	0.0%
Pokertek, Inc.ºº	4/23/07	3,632,884	4,746,248	0.3%
Pokertek, Inc. - expires 4/23/12ºº	4/23/07	712,613	560,317	0.0%
Polytec Asset Holdings, Ltd.	5/5/06	7,213,100	8,573,346	0.6%
Ronco Fi-Tek, Inc.ºº	6/24/05 - 9/6/06	6,000,000	–	0.0%
UTEK Corp.	8/12/05	2,575,204	3,903,224	0.3%
ValueVision Media, Inc.	7/8/05	18,754,252	19,282,781	1.2%
		$53,769,307	$62,283,609	4.0%
Janus Global Life Sciences Fund
Cougar Biotechnology, Inc.ºº	3/31/06	$58,135	$566,886	0.1%
Fibrogen, Inc.ºº	12/28/04 - 11/8/05	5,786,786	9,538,658	1.1%
GMP Companies, Inc.ºº	5/31/06 - 10/4/06	3,874,867	3,925,129	0.4%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	–	473,202	0.1%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06	–	176,638	0.0%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	5,018,510	7,527,765	0.8%
Mediquest Therapeutics - expires 6/15/11ºº	5/11/06 - 6/15/06	–	628,125	0.1%
		$14,738,298	$22,836,403	2.6%
Janus Global Technology Fund
Goldman Sachs Group, Inc. - Class A convertible, (Google Corp), 0% (144A)	2/1/07	$4,801,814	$4,720,154	0.5%
Goldman Sachs Group, Inc. - Class A convertible, (Google Corp.), 0% (144A)	3/8/07	4,250,986	4,317,639	0.5%
		$9,052,800	$9,037,793	1.0%

The Funds have registration rights for certain restricted securities held as of April 30, 2007. The issuer incurs all registration costs.

Janus Growth Funds April 30, 2007 89

Notes to Schedules of Investments (unaudited) (continued)

£ The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/07
Janus Orion Fund
Dade Behring Holdings, Inc.	1,732,005	$67,430,277	–	$–	$–	$581,792	$307,846,330
Trimble Navigation, Ltd.(1)	1,799,780	–	–	–	–	–	103,235,381
VistaPrint, Ltd.	–	–	–	–	–	–	97,871,007
		$67,430,277		$–	$–	$581,792	$508,952,718

(1) Adjusted for 2 for 1 stock split 2/23/07

Janus Venture Fund
Century Casinos, Inc.	–	$–	–	$–	$–	$–	$12,805,403
Genius Products, Inc.	–	–	–	–	–	–	14,392,500
Health Grades, Inc.	649,880	3,174,344	–	–	–	–	9,380,880
Infocrossing, Inc.	–	–	21,470	225,435	51,953	–	27,217,506
Intermap Technologies, Ltd.	–	–	–	–	–	–	13,258,228
LivePerson, Inc.	–	–	–	–	–	–	21,982,940
NaviSite Inc.	3,216,205	14,472,923	–	–	–	–	20,583,712
NuCo2, Inc.	–	–	–	–	–	–	20,002,917
Omnicell, Inc.	–	–	185,190	2,766,741	1,337,242	–	38,872,725
Pokertek, Inc.	482,833	3,632,884	–	–	–	–	4,746,248
Ronco Fi-Tek, Inc.	–	–	–	–	–	–	–
Ultimate Software Group, Inc.	–	–	69,690	766,590	1,048,646	–	46,531,667
ValueVision Media, Inc.	–	–	–	–	–	–	19,282,781
Workstream, Inc. (U.S. Shares)	–	–	–	–	–	–	5,750,296
		$21,280,151		$3,758,766	$2,437,841	$–	$254,807,803

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2007 are noted below.

Fund	Aggregate Value
Growth
Janus Fund	$734,625,249
Janus Orion Fund	59,029,711
Janus Research Fund(1)	463,689,351
Janus Triton Fund	1,370,632
Specialty Growth
Janus Global Life Sciences Fund	106,441,742
Janus Global Technology Fund	292,100,683

(1) Formerly named Janus Mercury Fund.

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2007.

90 Janus Growth Funds April 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund (formerly named Janus Mercury Fund), Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in

Janus Growth Funds April 30, 2007 91

Notes to Financial Statements (unaudited) (continued)

unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2007
Growth
Janus Fund	$757,517,251
Janus Enterprise Fund	317,854,138
Janus Orion Fund	454,110,356
Janus Research Fund(1)	489,819,936
Janus Twenty Fund	52,303,796
Janus Venture Fund	380,969,239
Specialty Growth
Janus Global Life Sciences Fund	149,682,810
Janus Global Technology Fund	76,285,235

(1)  Formerly named Janus Mercury Fund.

As of April 30, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2007
Growth
Janus Fund	$780,427,801
Janus Enterprise Fund	325,275,302
Janus Orion Fund	471,164,462
Janus Research Fund(1)	507,474,326
Janus Twenty Fund	53,442,838
Janus Venture Fund	390,469,502
Specialty Growth
Janus Global Life Sciences Fund	154,720,115
Janus Global Technology Fund	78,528,074

(1)  Formerly named Janus Mercury Fund.

As of April 30, 2007, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Fund, Janus Orion Fund and Janus Research Fund which also invested $2,345,164, $5,731,021 and $48,437,452, respectively, of the cash collateral in Foreign Government Bonds. Additionally, Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund invested $43,116,592, $745,249, $4,584,991, $17,455,693, $2,038,343 and $511,665, respectively, of the cash collateral in U.S. Treasury Notes/Bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month ended April 30, 2007, there were no securities lending arrangements for Janus Triton Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of April 30, 2007, Janus Global Technology Fund was invested in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies.

92 Janus Growth Funds April 30, 2007

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

As of April 30, 2007, Janus Fund, Janus Orion Fund, Janus Research Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund were invested in forward currency transactions.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

As of April 30, 2007, the Funds were not invested in futures contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The following Funds recognized realized gains or losses from written options during the six-month period ended April 30, 2007.

Fund	Gain/(Loss)
Growth
Janus Fund	$5,573,500
Janus Research Fund(1)	5,033,932
Janus Triton Fund	–
Speciality Growth
Janus Global Technology Fund	647,914

(1)  Formerly named Janus Mercury Fund.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that a Funds may recognize due to written call options.

Janus Growth Funds April 30, 2007 93

Notes to Financial Statements (unaudited) (continued)

Written option activity for the six-month period ended April 30, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Fund
Options outstanding at October 31, 2006	29,787	$1,992,219
Options written	63,230	2,752,171
Options closed	(6,456)	(643,876)
Options expired	(75,783)	(3,839,296)
Options exercised	(653)	(31,787)
Options outstanding at April 30, 2007	10,125	$229,431
Put Options	Number of Contracts	Premiums Received
Janus Fund
Options outstanding at October 31, 2006	–	$–
Options written	38,308	1,301,153
Options closed	–	–
Options expired	(36,722)	(1,271,019)
Options exercised	–	–
Options outstanding at April 30, 2007	1,586	$30,134
Call Options	Number of Contracts	Premiums Received
Janus Research Fund(1)
Options outstanding at October 31, 2006	–	$–
Options written	7,520	5,041,478
Options closed	(98)	(65,700)
Options expired	(7,422)	(4,975,778)
Options exercised	–	–
Options outstanding at April 30, 2007	–	$–

(1)  Formerly named Janus Mercury Fund.

Call Options	Number of Contracts	Premiums Received
Janus Triton Fund
Options outstanding at October 31, 2006	–	$–
Options written	316	77,970
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at April 30, 2007	316	$77,970
Call Options	Number of Contracts	Premiums Received
Janus Global Technology Fund
Options outstanding at October 31, 2006	1,032	$241,312
Options written	14,335	3,820,651
Options closed	(4,997)	(899,925)
Options expired	(1,032)	(241,312)
Options exercised	–	–
Options outstanding at April 30, 2007	9,338	$2,920,726
Put Options	Number of Contracts	Premiums Received
Janus Global Technology Fund
Options outstanding at October 31, 2006	–	$–
Options written	290	82,357
Options closed	(290)	(82,357)
Options expired	–	–
Options exercised	–	–
Options outstanding at April 30, 2007	–	$–

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of April 30, 2007, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of April 30, 2007, Janus Global Technology Fund was invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash

As of April 30, 2007, Janus Fund had restricted cash in the amount of $7,493,850. The restricted cash represents funds in relation to options contracts invested by Janus Fund at April 30, 2007. The restricted cash is held at the Fund's

94 Janus Growth Funds April 30, 2007

custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

For Janus Research Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Research Fund(1)	Russell 1000 Growth® Index

(1)  Formerly named Janus Mercury Fund.

Only the base fee rate applied until February 2007 for Janus Research Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Research Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Research Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods

Janus Growth Funds April 30, 2007 95

Notes to Financial Statements (unaudited) (continued)

(average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Fund's prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the base fee plus/minus any performance adjustment.

Until at least March 1, 2008, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

During the six-month period ended April 30, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Growth
Janus Fund	$5,810
Janus Enterprise Fund	8,407
Janus Orion Fund	3,248
Janus Research Fund(1)	14,514
Janus Triton Fund	4,152
Janus Twenty Fund	41,226
Janus Venture Fund	8,516
Specialty Growth
Janus Global Life Sciences Fund	2,791
Janus Global Technology Fund	4,978

(1)  Formerly named Janus Mercury Fund.

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Growth
Janus Fund	$47,274
Janus Research(1)	415
Janus Twenty Fund	16,951
Special Growth
Janus Global Technology Fund	3,607

(1)  Formerly named Janus Mercury Fund.

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Growth
Janus Twenty Fund	$227

For the six-month period ended April 30, 2007, Janus Capital assumed $18,145 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios, based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Global Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2007.

96 Janus Growth Funds April 30, 2007

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $59,081 was paid by the Trust during the six-month period ended April 30, 2007. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $33,029 and $29,260, respectively, for the six-month period ended April 30, 2007.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/07
Janus Institutional Cash Management Fund – Institutional Shares
Growth
Janus Fund	$170,765,545	$125,588,250	$491,554	$45,177,295
Janus Enterprise Fund	13,247,452	1,475,053	101,711	11,772,399
Janus Orion Fund	5,463,557	4,574,707	5,752	888,850
Janus Research Fund(1)	62,739,457	55,227,016	113,754	7,512,441
Janus Triton Fund	2,928,485	2,669,659	3,717	258,826
Janus Twenty Fund	278,081,109	194,001,027	1,509,740	84,080,082
Janus Venture Fund	3,741,045	3,741,045	1,422	–
Specialty Growth
Janus Global Life Sciences Fund	588,711	588,711	2,249	–
Janus Global Technology Fund	17,184,668	17,173,668	32,691	11,000
	$554,740,029	$405,039,136	$2,262,590	$149,700,893
Janus Institutional Cash Reserves Fund
Growth
Janus Fund	$246,646,598	$252,766,598	$418,617	$–
Janus Enterprise Fund	49,821,332	53,216,332	87,324	–
Janus Orion Fund	231,631,663	268,913,253	2,226,116	–
Janus Research Fund(1)	105,284,606	136,463,606	278,634	–
Janus Triton Fund	7,637,990	7,637,990	20,724	–
Janus Twenty Fund	309,378,860	309,378,860	1,525,223	–
Janus Venture Fund	19,617,579	25,800,579	17,736	–
Specialty Growth
Janus Global Life Sciences Fund	9,369,000	9,369,000	7,200	–
Janus Global Technology Fund	47,868,602	48,226,112	100,895	–
	$1,027,256,230	$1,111,772,330	$4,682,469	$–
Janus Institutional Money Market Fund – Institutional Shares
Growth
Janus Fund	$397,670,450	$268,766,750	$353,807	$128,903,700
Janus Enterprise Fund	70,616,547	66,363,947	78,255	4,252,600
Janus Orion Fund	106,711,456	22,211,750	286,319	84,499,706
Janus Research Fund(1)	255,262,925	153,071,983	299,680	102,190,942
Janus Triton Fund	9,547,653	8,794,759	10,942	752,894
Janus Twenty Fund	364,208,973	355,315,973	320,856	8,893,000
Janus Venture Fund	13,950,859	13,950,859	3,328	–
Specialty Growth
Janus Global Life Sciences Fund	43,638,927	43,638,927	41,605	–
Janus Global Technology Fund	50,539,436	23,913,436	31,122	26,626,000
	$1,312,147,226	$956,028,384	$1,425,914	$356,118,842

(1)  Formerly named Janus Mercury Fund.

Janus Growth Funds April 30, 2007 97

Notes to Financial Statements (unaudited) (continued)

Purchases	Sales Shares/Cost	Dividend Shares/Cost	Value Income	at 4/30/07
Janus Money Market Fund – Institutional Shares
Growth
Janus Fund	$599,957,059	$678,850,664	$3,126,265	$–
Janus Enterprise Fund	112,593,068	120,788,352	233,964	–
Janus Orion Fund	362,665,288	381,257,189	3,171,171	–
Janus Research Fund(1)	333,251,985	333,251,985	470,205	–
Janus Triton Fund	15,909,508	16,661,508	48,625	–
Janus Twenty Fund	860,181,362	1,082,862,378	3,695,208	–
Janus Venture Fund	35,166,003	35,166,003	19,299	–
Specialty Growth
Janus Global Life Sciences Fund	30,549,000	30,549,000	12,621	–
Janus Global Technology Fund	79,645,662	100,361,892	138,214	–
	$2,429,918,935	$2,779,748,971	$10,915,572	$–

(1)  Formerly named Janus Mercury Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth
Janus Fund	$1,615,066,778	$2,210,733,060	$144,916,560	$147,715,836
Janus Enterprise Fund	311,625,644	382,496,575	–	–
Janus Orion Fund	869,893,371	586,602,335	–	–
Janus Research Fund(1)	1,287,038,480	1,490,300,679	–	–
Janus Triton Fund	48,895,333	56,617,443	–	–
Janus Twenty Fund	1,614,662,832	2,031,108,805	–	–
Janus Venture Fund	394,718,567	444,161,545	–	–
Specialty Growth
Janus Global Life Sciences Fund	248,609,863	432,192,398	–	–
Janus Global Technology Fund	261,533,703	382,720,453	2,169,138	2,211,703

(1)  Formerly named Janus Mercury Fund.

4. FEDERAL INCOME TAX

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2007 are also noted below.Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Growth
Janus Fund	$9,646,562,914	$3,106,455,573	$(118,579,370)	$2,987,876,203
Janus Enterprise Fund	1,541,542,499	708,944,260	(16,716,811)	692,227,449
Janus Orion Fund	3,163,104,887	955,293,615	(38,441,428)	916,852,187
Janus Research Fund(1)	4,109,654,215	804,859,761	(74,182,039)	730,677,722
Janus Triton Fund	105,411,618	15,559,316	(5,189,568)	10,369,748
Janus Twenty Fund	6,866,969,883	3,341,729,763	(28,310,401)	3,313,419,362
Janus Venture Fund	1,480,025,699	508,707,952	(52,850,979)	455,856,973
Specialty Growth
Janus Global Life Sciences Fund	786,994,336	247,655,385	(8,123,620)	239,531,765
Janus Global Technology Fund	749,970,457	246,365,920	(22,161,202)	224,204,718

(1)  Formerly named Janus Mercury Fund.

98 Janus Growth Funds April 30, 2007

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

The capital loss carryforward in Janus Orion Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Olympus Fund acquisition during the current year. Due to these limitations, $43,227,226 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in-capital.

Capital Loss Carryover Expiration Schedule

For the fiscal year ended October 31, 2006

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Growth
Janus Fund(1)	$–	$(2,127,412,256)	$(2,692,706,418)	$(569,521,625)	$(5,389,640,299)
Janus Enterprise Fund(1)	–	(2,911,281,962)	(1,180,687,781)	(35,756,979)	(4,127,726,722)
Janus Orion Fund(1)	(2,429,227)	(1,253,924,298)	(584,074,251)	–	(1,840,427,776)
Janus Research Fund(2)	–	(2,099,946,853)	(2,677,021,633)	(222,598,721)	(4,999,567,207)
Janus Triton Fund	–	–	–	–	–
Janus Twenty Fund	–	(1,101,301,817)	(117,584,500)	(643,606,306)	(1,862,492,623)
Janus Venture Fund(1)	–	(37,742,360)	(12,580,788)	–	(50,323,148)
Specialty Growth
Janus Global Life Sciences Fund	–	(400,156,274)	(251,753,591)	(103,237,607)	(755,147,472)
Janus Global Technology Fund	–	(1,611,126,564)	(857,178,929)	(83,082,507)	(2,551,388,000)

(1)  Capital loss carryovers subject to annual limitations.

(2)  Formerly named Janus Mercury Fund.

During the year ended October 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Growth
Janus Fund	$1,310,085,732
Janus Enterprise Fund	237,032,537
Janus Orion Fund	73,742,430
Janus Research Fund(1)	1,154,206,383
Janus Twenty Fund	1,413,251,004
Janus Venture Fund	12,580,786
Specialty Growth
Janus Global Life Sciences Fund	160,320,913
Janus Global Technology Fund	222,350,382

(1) Formerly named Janus Mercury Fund.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Fund		Janus Enterprise Fund		Janus Orion Fund		Janus Research Fund(1)
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	20,100	52,166	3,183	5,056	30,460	62,151	8,127	17,604
Shares issued in connection with acquisition*	N/A	N/A	N/A	N/A	N/A	223,865	N/A	N/A
Reinvested dividends and distributions	1,317	301	–	–	763	711	112	513
Shares repurchased	(38,974)	(99,767)	(4,581)	(10,005)	(35,140)	(33,686)	(16,161)	(60,742)
Net Increase/(Decrease) in Capital Share Transactions	(17,557)	(47,300)	(1,398)	(4,949)	(3,917)	253,041	(7,922)	(42,625)
Shares Outstanding, Beginning of Period	408,577	455,877	38,198	43,147	341,728	88,687	160,257	202,882
Shares Outstanding, End of Period	391,020	408,577	36,800	38,198	337,811	341,728	152,335	160,257

*  See Note 6 in Notes to Financial Statements.

(1)  Formerly named Janus Mercury Fund.

Janus Growth Funds April 30, 2007 99

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Triton Fund		Janus Twenty Fund		Janus Venture Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	2,086	12,642	4,100	8,663	452	508
Reinvested dividends and distributions	113	17	1,014	399	2,442	1,108
Shares repurchased	(2,662)	(7,576)	(12,203)	(29,839)	(1,161)	(3,106)
Net Increase/(Decrease) in Capital Share Transactions	(463)	5,083	(7,089)	(20,777)	1,733	(1,490)
Shares Outstanding, Beginning of Period	8,554	3,471	181,036	201,813	21,270	22,760
Shares Outstanding, End of Period	8,091	8,554	173,947	181,036	23,003	21,270

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Global Life Sciences Fund		Janus Global Technology Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	805	2,820	1,546	4,705
Reinvested dividends and distributions	–	–	–	59
Shares repurchased	(9,178)	(13,690)	(11,792)	(21,283)
Net Increase/(Decrease) in Capital Share Transactions	(8,373)	(10,870)	(10,246)	(16,519)
Shares Outstanding, Beginning of Period	48,498	59,368	74,773	91,292
Shares Outstanding, End of Period	40,125	48,498	64,527	74,773

6. FUND ACQUISITIONS

On October 31, 2006, Janus Orion Fund acquired all of the net assets of Janus Olympus Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Olympus Fund in the amount of 63,425,023 shares (valued at $2,124,928,540) for the 223,865,207 shares of Janus Orion Fund, including $411,818,312 of unrealized appreciation. The aggregate net assets of Janus Orion Fund and Janus Olympus Fund immediately before the reorganization were $1,119,129,656 and $2,124,928,540, respectively. The aggregate net assets immediately after the reorganization were $3,244,058,196.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the

100 Janus Growth Funds April 30, 2007

actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. That appeal is still pending. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A hearing is currently scheduled for June 28, 2007. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. The parties are now awaiting a decision on the matter from the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Growth Funds April 30, 2007 101

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2007 through February 1, 2008 (January 1, 2007 through January 1, 2008 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of

102 Janus Growth Funds April 30, 2007

the Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that, under the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees noted that, in addition to the previously approved performance fee structure for Janus Worldwide Fund and certain other Funds that would become operative in February 2007, they also had negotiated with Janus Capital a temporary waiver of a portion of the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark index performance over the applicable performance measurement period.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's

Janus Growth Funds April 30, 2007 103

Additional Information (unaudited) (continued)

profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, these Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital's past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting those Funds and/or other clients of Janus Capital, as well as Janus Capital's prior agreement not to use any Fund's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

104 Janus Growth Funds April 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Growth Funds April 30, 2007 105

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the applicable Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect a Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

106 Janus Growth Funds April 30, 2007

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth Funds April 30, 2007 107

Notes

108 Janus Growth Funds April 30, 2007

Notes

Janus Growth Funds April 30, 2007 109

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/07)

C-0507-333  111-24-103 06-07

2007 Semiannual Report

Janus Core, Risk-Managed and Value Funds

Core

Janus Balanced Fund

Janus Contrarian Fund

Janus Fundamental Equity Fund

Janus Growth and Income Fund

Risk-Managed

INTECH Risk-Managed Stock Fund

Value

Janus Mid Cap Value Fund

Janus Small Cap Value Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Core, Risk-Managed and Value Funds

As of April 30, 2007 (unaudited)

Two footnote definitions were inadvertently excluded from the Notes to Schedules of Investments. Please use the definitions below, in addition to the definitions listed on page 77, when reading the Schedules of Investments.

‡  Rate is subject to change. Rate shown reflects current rate.

ß  Security is illiquid.

Janus Core, Risk-Managed and Value Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Balanced Fund	5

Janus Contrarian Fund	14

Janus Fundamental Equity Fund	22

Janus Growth and Income Fund	30

INTECH Risk-Managed Stock Fund	39

Janus Mid Cap Value Fund	48

Janus Small Cap Value Fund	56

Statements of Assets and Liabilities	64

Statements of Operations	66

Statements of Changes in Net Assets	68

Financial Highlights	71

Notes to Schedules of Investments	76

Notes to Financial Statements	79

Additional Information	91

Explanations of Charts, Tables and Financial Statements	94

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus Funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets delivered healthy gains during the six months ended April 30, 2007, amid continued evidence of strong U.S. economic growth with modest inflation. Despite a brief bout of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide valuation support to equities in the U.S. and around the globe.

Continued Strong Performance

We are pleased to report that several fund managers continued to deliver strong performance compared to their peers. For the one-year period ended April 30, 2007, 81% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the three-year period, 68% of our retail funds achieved first- or second- quartile Lipper rankings, and 67% ranked in Lipper's top two quartiles for the five-year period. (See complete rankings on page 3).

Investment Team Depth

We're proud of the depth we've built in our investment team over the past few years. Recently, we said farewell to several long-term Janus portfolio managers who announced their retirements. In transitioning the leadership of their portfolios, we're confident that our investment team bench strength will ensure smooth transitions.

Management of Janus Global Life Sciences Fund will reside in the capable hands of Andy Acker. Barney Wilson will assume sole portfolio management responsibilities for Janus Global Technology Fund. In addition, Gibson Smith and Darrell Watters, with more than 33 years of combined investment experience, will co-manage Janus Flexible Bond Fund. Jason Groom, a seasoned fixed-income professional with 13 years of investment experience, will assume co-portfolio management responsibilities with Darrell Watters for Janus Short-Term Bond Fund, previously managed by Gibson Smith. Lastly, Craig Jacobson will join Eric Thorderson as Co-Portfolio Manager of all Janus money market funds, with the exception of Janus Tax-Exempt Money Market Fund, for which he will be sole Portfolio Manager.

It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

Outlook

Looking ahead, with most U.S. equity indexes near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historic lows. We intend to watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we plan to monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Second, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, has supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained.

In summary, while there are both positive and negative factors that could influence the markets in the coming months, we view the fundamental economic outlook as positive. While inflationary concerns and questions about the strength of consumer spending abound, we feel valuations for equities are reasonable by historic standards. In fact, as overall economic growth slows, investors could place an increasing premium on the shares of companies with strong growth prospects. We believe Janus' fundamental research can be beneficial in

Janus Core, Risk-Managed and Value Funds April 30, 2007 1

Continued

such an environment. Regardless of the macroeconomic climate, we remain dedicated to rewarding your confidence in Janus with strong, consistent fund performance.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Core, Risk-Managed and Value Funds April 30, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 4/30/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Fund
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	5	34 / 723	19	117 / 620	29	147 / 506	38	74 / 195	10	2 / 20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	5	26 / 628	11	53 / 499	6	21 / 393	45	72 / 161	34	17 / 49
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	13	62 / 497	2	5 / 395	5	13 / 317	N/A	N/A	29	66 / 232
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	1	1 / 723	2	9 / 620	3	11 / 506	1	1 / 195	2	1 / 81
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	33	178 / 536	N/A	N/A	N/A	N/A	N/A	N/A	4	21 / 476
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	2	9 / 723	1	3 / 620	1	3 / 506	3	4 / 195	3	1 / 40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	3	11 / 536	7	29 / 437	10	33 / 364	27	39 / 147	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	79	134 / 169	50	75 / 151	56	74 / 132	N/A	N/A	38	18 / 47
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94 / 287	32	83 / 260	52	125 / 241	N/A	N/A	27	20 / 75
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	25	102 / 423	17	53 / 319	39	81 / 212	6	6 / 113	4	1 / 29
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 897	1	1 / 661	1	2 / 479	N/A	N/A	11	31 / 323
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	90	713 / 795	1	10 / 670	7	41 / 567	1	2 / 255	1	1 / 212
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	97	772 / 795	12	79 / 670	28	159 / 567	4	9 / 255	6	4 / 76
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	49	434 / 897	22	144 / 661	N/A	N/A	N/A	N/A	32	172 / 548
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	43	128 / 300	63	147 / 232	41	73 / 178	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	14	98 / 713	74	410 / 556	81	350 / 432	11	16 / 145	16	21 / 132
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	56	135 / 241	71	164 / 230	72	155 / 216	79	109 / 137	80	55 / 68
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	38	198 / 530	52	226 / 442	18	65 / 380	31	54 / 174	24	6 / 24
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	40	174 / 443	39	146 / 378	68	209 / 308	16	20 / 127	5	5 / 99
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	53	126 / 237	51	101 / 199	46	65 / 142	41	32 / 79	54	13 / 24
Janus Global Opportunities Fund(1) (6/01)	Global Funds	33	132 / 399	94	281 / 301	85	198 / 234	N/A	N/A	24	49 / 209
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 497	N/A	N/A	N/A	N/A	N/A	N/A	1	4 / 424
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 987	1	1 / 803	2	12 / 661	4	11 / 280	1	1 / 117
Janus Worldwide Fund(1) (5/91)	Global Funds	7	25 / 399	90	270 / 301	96	225 / 234	69	66 / 96	32	5 / 15
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	11	64 / 609	N/A	N/A	N/A	N/A	N/A	N/A	7	41 / 598
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	18	73 / 423	N/A	N/A	N/A	N/A	N/A	N/A	9	35 / 417
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	8	28 / 365	N/A	N/A	N/A	N/A	N/A	N/A	4	11 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds April 30, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2007. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees, administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2006 to April 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

By written agreement, Janus Capital Management LLC ("Janus Capital") has agreed to waive the transfer agency fees payable to certain limits for the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund until at least March 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Core, Risk-Managed and Value Funds April 30, 2007

Janus Balanced Fund (unaudited)

Ticker: JABAX

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Balanced Fund advanced 7.24% for the six-month period ending April 30, 2007, compared with a 5.85% return by the Balanced Index, an internally calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned 8.60% and 2.47%, respectively.

Economic Update

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

With most U.S. equity indexes near all-time highs at the end of the period, we closely monitored several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historical lows at period end, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. Second, U.S. corporate profit growth experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, supported higher equity valuations.

Stock Selection Benefited Performance

Fund performance for the period reflected solid stock selection, particularly in the financials, consumer discretionary and consumer staples sectors. The Fund's exposure to the both cyclical and non-cyclical consumer related companies proved particularly favorable.

Exposure to consumer staples company Reckitt Benckiser, a company that manufactures and distributes household cleaning products, boosted performance as the company benefited from strong earnings including top-line growth, margin expansion and solid cash flows.

Another standout was our investment in Canadian company Potash Corporation of Saskatchewan. The company currently holds much of the world's excess supply of potash, an important ingredient in fertilizer. In the fourth quarter of 2006, Potash's leading market position in potash reserves was enhanced following the flood of a competitor's mine.

The Fund also benefited from select positions in the healthcare sector. Notably, Swiss drug maker Roche Holding continued to capitalize on healthy demand for its cancer drugs. We remain constructive on the long-term sales growth potential tied to the expanded European roll-out of key cancer drug, Avastin.

Select Healthcare and Industrial Stocks Detracted from Results

On a negative note, Fund performance was hindered by weakness in its industrial holdings. While negative performance was limited to only four stocks, the Fund's sector position failed to keep pace with the benchmark allocation. Relative results were also dampened by the Fund's lack of exposure to the strong-performing utilities and telecommunications services sectors.

Among individual equity holdings, healthcare company Amgen was pressured by concerns over reimbursements for anemia drug Epogen, as well as from the possibility that the Food and Drug Administration (FDA) might require more stringent warning labeling for Epogen and Amgen's other anemia treatment, Aranesp.

While the Fund's technology stocks generally outperformed during the period, our investment in Samsung Electronics proved a negative. The South Korean semiconductor manufacturer faced worries over demand and pricing trends in its flash memory business.

Janus Core, Risk-Managed and Value Funds April 30, 2007 5

Janus Balanced Fund (unaudited)

Fixed-Income Investments Provided Mixed Results

In an environment where riskier spread-oriented investments outperformed, a conservative posture within the fixed-income holdings hurt Fund performance. In particular, the Fund's exposure to Treasury securities proved detrimental as investors generally favored lower-quality, higher-yield corporate debt as well as mortgage backed securities.

Nonetheless, specific corporate credit holdings, including El Paso, HCA and Owens-Illinois, supported performance. Additionally, the Fund benefited from an out-of-benchmark allocation to short-term bank loans.

Outlook

We intend to watch the labor market closely for any sign of a slowdown, which could impact consumer sentiment and economic growth. Similarly, we plan to monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets in an effort to determine whether current valuations can be sustained.

Going forward, we remain constructive on the outlook for the financial markets, but caution that uncertainty over the strength of the economy and the Fed response could contribute to short-term volatility. In this environment, we will continue to take a balanced approach to investing, using our rigorous fundamental research-driven approach to seek to uncover the best opportunities in both the equity and fixed-income markets.

Janus Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reckitt Benckiser PLC	0.79%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.63%
Syngenta A.G.	0.54%
JP Morgan Chase & Co.	0.53%
Roche Holding A.G.	0.53%

5 Largest Detractors from Performance – Holdings

Contribution
Amgem, Inc.	(0.14)%
Melco International Development, Ltd.	(0.12)%
Samsung Electronics Company, Ltd.	(0.09)%
FedEx Corp.	(0.06)%
Johnson & Johnson	(0.05)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Consumer Staples	2.20%	13.16%	9.34%
Financials	1.90%	18.96%	21.95%
Health Care	1.75%	15.15%	12.12%
Information Technology	1.68%	15.22%	15.18%
Consumer Discretionary	1.56%	12.57%	10.61%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Utilities	0.00%	0.00%	3.54%
Telecommunication Services	0.00%	0.00%	3.52%
Energy	0.55%	7.16%	9.82%
Industrials	0.57%	11.36%	10.88%
Materials	1.53%	5.82%	3.04%

6 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.2%
Roche Holding A.G. Medical - Drugs	3.0%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.7%
General Electric Co. Diversified Operations	2.2%
Altria Group, Inc. Tobacco	2.0%
13.1%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Core, Risk-Managed and Value Funds April 30, 2007 7

Janus Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Balanced Fund	7.24%	11.91%		7.73%		9.84%		11.37%		0.82%
S&P 500® Index	8.60%	15.24%		8.54%		8.05%		11.14%
Lehman Brothers Government/Credit Index	2.47%	7.34%		5.29%		6.42%		6.42%
Balanced Index	5.85%	11.69%		7.32%		7.67%		9.27%
Lipper Quartile	–	1	st	2	nd	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Moderate Funds	–	102/423		81/212		6/113		1/29

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – September 1, 1992.

8 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,072.40	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds April 30, 2007 9

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 60.2%
Advertising Sales - 0.8%
336,670	Lamar Advertising Co.*	$20,314,668
Aerospace and Defense - 0.4%
1,206,930	BAE Systems PLC**	10,953,891
Agricultural Chemicals - 3.8%
192,175	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	34,499,256
196,616	Syngenta A.G.	39,108,653
651,605	Syngenta A.G. (ADR)*,#	25,868,719
		99,476,628
Audio and Video Products - 0.5%
232,985	Sony Corp. (ADR)**	12,408,781
Automotive - Cars and Light Trucks - 0.8%
321,949	BMW A.G.**,#	19,942,091
Beverages - Non-Alcoholic - 0.7%
293,290	PepsiCo, Inc.#	19,383,536
Brewery - 0.6%
211,985	Interbrew S.A.**,#	16,505,317
Building Products - Air and Heating - 0.3%
262,585	Daikin Industries, Ltd.**,#	8,877,485
Casino Hotels - 0.3%
104,135	Harrah's Entertainment, Inc.	8,882,716
Computers - 1.9%
310,050	Apple, Inc.*	30,942,990
463,525	Hewlett-Packard Co.	19,532,944
		50,475,934
Computers - Memory Devices - 1.1%
1,907,020	EMC Corp.*,#	28,948,564
Cosmetics and Toiletries - 2.1%
357,525	Avon Products, Inc.	14,229,495
617,210	Procter & Gamble Co.	39,692,775
		53,922,270
Diversified Operations - 2.4%
1,557,055	General Electric Co.	57,393,047
3,431,000	Melco International Development, Ltd.	6,646,598
		64,039,645
Electric Products - Miscellaneous - 0.2%
127,150	Emerson Electric Co.	5,974,779
Electronic Components - Semiconductors - 2.8%
47,128	Samsung Electronics Company, Ltd.	28,858,623
1,277,095	Texas Instruments, Inc.	43,893,755
		72,752,378
Enterprise Software/Services - 1.0%
1,396,625	Oracle Corp.*	26,256,550
Finance - Consumer Loans - 1.5%
714,180	SLM Corp.	38,444,309
Finance - Credit Card - 1.3%
581,835	American Express Co.	35,299,929
Finance - Investment Bankers/Brokers - 6.8%
1,348,625	JP Morgan Chase & Co.	70,263,362
933,550	Merrill Lynch & Company, Inc.	84,234,216
364,030	UBS A.G. (U.S. Shares)	23,625,547
		178,123,125

Shares or Principal Amount		Value
Finance - Mortgage Loan Banker - 1.1%
492,670	Fannie Mae	$29,028,116
Food - Diversified - 1.8%
518,191	Kraft Foods, Inc. - Class A	17,343,853
72,385	Nestle S.A.#	28,677,371
		46,021,224
Hotels and Motels - 2.1%
525,605	Marriott International, Inc. - Class A	23,762,602
461,480	Starwood Hotels & Resorts Worldwide, Inc.	30,928,390
		54,690,992
Industrial Automation and Robotics - 0.4%
188,650	Rockwell Automation, Inc.#	11,232,221
Machinery - General Industrial - 0.2%
14,483,170	Shanghai Electric Group Company, Ltd.	6,175,844
Medical - Biomedical and Genetic - 0.8%
161,300	Amgen, Inc.*	10,345,782
179,100	Celgene Corp.*	10,953,756
		21,299,538
Medical - Drugs - 5.2%
233,440	Merck & Company, Inc.	12,008,154
167,085	Novartis A.G. (ADR)	9,705,968
231,670	Pfizer, Inc.	6,129,988
418,245	Roche Holding A.G.#	78,897,780
24,710	Roche Holding A.G. (ADR)	2,322,740
285,079	Sanofi-Aventis**,#	26,177,923
		135,242,553
Medical Products - 0.3%
23,630	Nobel Biocare Holding A.G.#	8,530,308
Multimedia - 1.0%
620,655	News Corporation, Inc. - Class A	13,896,465
707,645	Publishing & Broadcasting, Ltd.	11,983,595
		25,880,060
Oil Companies - Exploration and Production - 1.4%
720,950	EnCana Corp. (U.S. Shares)	37,813,828
Oil Companies - Integrated - 2.7%
666,350	ConocoPhillips	46,211,372
83,755	Exxon Mobil Corp.#	6,648,472
228,287	Suncor Energy, Inc.	18,316,026
		71,175,870
Optical Supplies - 0.3%
50,695	Alcon, Inc. (U.S. Shares)	6,840,276
Real Estate Operating/Development - 0.4%
4,255,015	Guangzhou R&F Properties Company, Ltd.#	10,210,548
Retail - Consumer Electronics - 0.5%
130,350	Yamada Denki Company, Ltd.**	12,010,731
Retail - Drug Store - 1.0%
743,872	CVS/Caremark Corp.	26,957,921
Retail - Regional Department Stores - 1.2%
706,525	Federated Department Stores, Inc.#	31,030,578
Soap and Cleaning Preparations - 1.8%
871,475	Reckitt Benckiser PLC**	47,753,483
Telecommunication Equipment - Fiber Optics - 0.7%
764,325	Corning, Inc.*	18,129,789
Therapeutics - 1.2%
380,715	Gilead Sciences, Inc.*	31,112,030

See Notes to Schedules of Investments and Financial Statements.
10 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Tobacco - 2.0%
748,805	Altria Group, Inc.	$51,607,641
Transportation - Railroad - 2.3%
815,759	Canadian National Railway Co. (U.S. Shares)	40,983,732
170,435	Union Pacific Corp.	19,472,199
		60,455,931
Transportation - Services - 0.3%
86,915	FedEx Corp.	9,164,318
Web Portals/Internet Service Providers - 1.5%
14,915	Google, Inc. - Class A*	7,030,633
1,137,045	Yahoo!, Inc.*	31,882,742
		38,913,375
Wireless Equipment - 0.7%
393,995	QUALCOMM, Inc.	17,256,981
Total Common Stock (cost $1,135,254,878)		1,579,516,752
Corporate Bonds - 7.4%
Automotive - Cars and Light Trucks - 0.1%
$2,770,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,752,688
Building - Residential and Commercial - 0%
1,455,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15	1,338,600
Cable Television - 0.8%
	Comcast Corp.:
3,821,000	5.66%, company guaranteed notes due 7/14/09‡	3,826,842
4,600,000	6.50%, company guaranteed notes due 1/15/17	4,884,906
8,007,000	6.45%, company guaranteed notes due 3/15/37	8,097,758
	CSC Holdings, Inc.:
1,621,153	7.11%, bank loan, due 3/29/13‡	1,626,730
1,282,737	7.11%, bank loan, due 3/29/13‡	1,287,150
2,403,359	7.11%, bank loan, due 3/29/13‡	2,411,627
310,045	7.11%, bank loan, due 3/29/13‡	311,112
		22,446,125
Commercial Banks - 0.2%
5,490,000	US Bank, 5.70% subordinated notes, due 12/15/08	5,538,125
Containers - Metal and Glass - 0.7%
9,006,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	9,186,120
7,945,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	8,024,450
		17,210,570
Diversified Financial Services - 0.2%
3,815,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	4,343,690
Electric - Integrated - 0.6%
2,535,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	2,607,881
9,070,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	8,907,874
	Pacific Gas and Electric Co.:
770,000	3.60%, unsecured notes, due 3/1/09	750,059
2,640,000	4.20%, unsecured notes, due 3/1/11	2,561,193
		14,827,007

Shares or Principal Amount		Value
Finance - Auto Loans - 0.8%
	Ford Motor Credit Co.:
$4,342,000	9.81%, notes, due 4/15/12‡	$4,640,699
7,100,000	8.00%, senior unsecured notes due 12/15/16	6,943,616
	General Motors Acceptance Corp.:
3,905,000	4.375%, notes, due 12/10/07	3,860,401
6,162,000	7.25%, notes, due 3/2/11	6,264,899
		21,709,615
Finance - Consumer Loans - 0.3%
7,315,000	Household Finance Corp., 4.75% notes, due 5/15/09	7,262,661
Finance - Investment Bankers/Brokers - 1.0%
10,541,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	10,314,222
9,415,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	9,241,096
7,640,000	JP Morgan Chase & Co., 3.80% senior unsecured notes, due 10/2/09	7,421,557
		26,976,875
Food - Diversified - 0.3%
7,085,000	Kellogg Co., 2.875% senior notes, due 6/1/08	6,899,571
Independent Power Producer - 0%
1,338,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	1,386,503
Medical - Hospitals - 0.3%
	HCA, Inc.:
3,025,418	7.60%, bank loan, due 11/18/13‡	3,057,033
4,000,000	9.25%, secured notes due 11/15/16 (144A)	4,360,000
		7,417,033
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
586,870	5.3219%, bank loan, due 1/15/12‡	590,538
236,552	7.15%, bank loan, due 3/28/14‡	237,735
275,978	7.12%, bank loan, due 3/28/14‡	277,357
131,376	7.11%, bank loan, due 3/28/14‡	132,033
216,840	7.10%, bank loan, due 3/28/14‡	217,924
591,381	7.06%, bank loan, due 3/28/14‡	594,338
		2,049,925
Office Supplies and Forms - 0.1%
2,318,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	2,364,360
Oil Companies - Exploration and Production - 0.1%
	Sabine Pass LNG L.P.:
1,500,000	7.25%, secured notes due 11/30/13 (144A)	1,533,750
1,400,000	7.50%, secured notes, due 11/30/16 (144A)	1,435,000
		2,968,750
Photo Equipment and Supplies - 0.1%
	Eastman Kodak Co.:
1,153,585	7.57%, bank loan, due 10/18/12‡	1,154,704
1,134,250	7.57%, bank loan, due 10/18/12‡	1,135,350
		2,290,054

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Pipelines - 0.1%
	Kinder Morgan Energy Partners L.P.:
$1,174,000	6.00%, senior unsecured notes due 2/1/17	$1,192,911
710,000	6.50%, senior unsecured notes, due 2/1/37	717,404
960,000	Southern Natural Gas Co., 5.90% notes, due 4/1/17 (144A)	965,664
		2,875,979
Publishing - Periodicals - 0.1%
3,167,063	Idearc, Inc., 7.35% bank loan, due 11/17/14‡	3,187,300
Rental Auto/Equipment - 0.1%
3,396,390	Avis Budget Car Rental LLC, 6.61% bank loan, due 4/19/12‡	3,395,201
Retail - Building Products - 0.1%
2,597,000	Home Depot, Inc., 5.875% senior unsecured notes, due 12/16/36	2,517,166
Retail - Major Department Stores - 0.2%
4,630,000	May Department Stores Co., 4.80% unsecured notes, due 7/15/09	4,586,584
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.:
1,771,684	7.34625%, bank loan, due 4/6/13‡	1,786,087
26,443	7.34625%, bank loan, due 4/6/13‡	26,658
		1,812,745
Specified Purpose Acquisition Company - 0.3%
7,088,000	Duke Capital Corp., 6.75% senior notes due 2/15/32	7,289,703
Telecommunication Services - 0.5%
2,900,000	Embarq Corp., 7.082% senior unsecured notes, due 6/1/16	2,996,103
10,315,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	10,223,454
		13,219,557
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,910,000	4.25%, notes, due 8/1/09	1,874,505
3,825,000	6.25%, bonds, due 8/1/34	3,976,267
		5,850,772
Total Corporate Bonds (cost $193,627,976)		194,517,159
Mortgage Backed Securities - 1.3%
U.S. Government Agencies - 1.3%
13,049,123	Federal Home Loan Bank System, 5.27% due 12/28/12	13,133,942
	Freddie Mac:
10,832,237	5.75%, due 12/15/18	10,926,913
9,268,382	5.50%, due 12/15/19	9,304,826
Total Mortgage Backed Securities (cost $33,211,576)		33,365,681
Preferred Stock - 0.1%
Metal - Diversified - 0.1%
28,960	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75% (cost $2,896,000)	3,143,318
U.S. Government Agencies - 1.2%
	Fannie Mae:
$6,242,000	5.25%, due 12/3/07	6,241,157
2,580,000	2.50%, due 6/15/08#	2,509,040

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$4,110,000	5.25%, due 1/15/09	$4,133,801
880,000	6.375%, due 6/15/09#	907,144
6,723,000	5.375%, due 11/15/11#	6,877,339
	Freddie Mac:
5,270,000	5.75%, due 4/15/08#	5,300,519
2,155,000	5.75%, due 3/15/09#	2,188,310
2,040,000	7.00%, due 3/15/10	2,158,644
Total U.S. Government Agencies (cost $30,611,966)		30,315,954
U.S. Treasury Notes/Bonds - 25.7%
11,328,303	3.625%, due 1/15/08#,ÇÇ	11,472,558
142,000	5.625%, due 5/15/08#	143,004
4,456,000	3.75%, due 5/15/08#	4,403,954
54,317,000	4.875%, due 5/31/08#	54,308,527
18,373,000	4.375%, due 11/15/08#	18,273,951
6,770,000	4.75%, due 12/31/08#	6,774,759
49,555,000	4.875%, due 1/31/09#	49,713,725
25,563,000	4.50%, due 2/15/09#	25,489,097
19,831,000	3.125%, due 4/15/09#	19,282,554
2,435,000	4.875%, due 5/15/09#	2,447,745
20,937,000	6.00%, due 8/15/09#	21,577,379
13,734,000	4.625%, due 11/15/09	13,756,002
25,912,000	4.00%, due 4/15/10#	25,538,504
10,866,000	3.625%, due 6/15/10#	10,590,101
5,166,000	5.75%, due 8/15/10#	5,362,148
747,000	4.25%, due 10/15/10#	741,252
28,362,000	4.50%, due 11/15/10#	28,369,743
5,835,000	4.375%, due 12/15/10#	5,810,837
18,924,000	4.50%, due 2/28/11#	18,920,310
21,929,000	4.875%, due 4/30/11#	22,215,963
10,165,000	4.875%, due 7/31/11#	10,304,769
20,663,000	5.00%, due 8/15/11#	21,073,037
4,710,000	4.625%, due 8/31/11#	4,731,892
6,462,000	4.50%, due 9/30/11#	6,458,213
1,422,000	4.50%, due 11/30/11#	1,421,444
1,700,000	4.625%, due 2/29/12#	1,707,703
13,762,000	4.25%, due 8/15/14#	13,483,003
25,802,422	1.875%, due 7/15/15#,ÇÇ	25,249,089
21,841,000	4.25%, due 8/15/15#	21,301,789
14,930,000	4.50%, due 2/15/16#	14,812,770
35,827,000	5.125%, due 5/15/16#	37,132,715
15,822,000	7.25%, due 5/15/16#	18,845,489
4,649,520	2.50%, due 7/15/16#,ÇÇ	4,774,113
26,890,000	4.875%, due 8/15/16#	27,383,674
23,598,000	4.625%, due 11/15/16#	23,583,251
6,590,000	4.625%, due 2/15/17#	6,586,909
5,529,000	7.875%, due 2/15/21#	7,206,709
12,582,000	7.25%, due 8/15/22#	15,798,274
15,138,000	6.00%, due 2/15/26#	17,187,549
5,623,601	3.375%, due 4/15/32#,ÇÇ	6,838,388
45,203,000	4.50%, due 2/15/36#	42,865,146
235,000	4.75%, due 2/15/37#	232,466
Total U.S. Treasury Notes/Bonds (cost $671,282,349)		674,170,505
Money Markets - 3.7%
61,760,476	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	61,760,476
36,023,510	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	36,023,510
Total Money Markets (cost $97,783,986)		97,783,986

See Notes to Schedules of Investments and Financial Statements.
12 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Other Securities - 24.2%
9,039,293	Foreign Government Bonds†	$9,039,293
623,071,926	State Street Navigator Securities Lending Prime Portfolio†	623,071,926
3,727,594	U.S. Treasury Notes/Bonds†	3,727,594
Total Other Securities (cost $635,838,813)		635,838,813
Total Investments (total cost $2,800,507,544) – 123.8%		3,248,652,168
Liabilities, net of Cash, Receivables and Other Assets – (23.8)%		(624,742,980)
Net Assets – 100%		$2,623,909,188

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$11,983,595	0.4%
Belgium	16,505,317	0.5%
Canada	140,216,302	4.3%
China	16,386,392	0.5%
France	26,177,923	0.8%
Germany	19,942,091	0.6%
Hong Kong	6,646,598	0.2%
Japan	33,296,997	1.0%
South Korea	28,858,623	0.9%
Switzerland	223,577,362	6.9%
United Kingdom	58,707,374	1.8%
United States††	2,666,353,594	82.1%
Total	$3,248,652,168	100.0%

††Includes Short-Term Securities and Other Securities (59.5% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 6/8/07	7,875,000	$15,742,349	$(467,999)
British Pound 8/15/07	1,275,000	2,546,921	(90,569)
British Pound 10/17/07	2,750,000	5,488,292	(180,793)
Euro 6/8/07	11,400,000	15,580,053	(667,941)
Japanese Yen 8/15/07	485,000,000	4,116,754	97,486
Total		$43,474,369	$(1,309,816)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 13

Janus Contrarian Fund (unaudited)

Ticker: JSVAX

David Decker
portfolio manager

Dear Shareholders,

Thank you for your continued investment in Janus Contrarian Fund. The Fund returned 22.86% during the six-month period ended April 30, 2007, outperforming the 8.60% gain of the S&P® 500 Index, the Fund's primary benchmark and the 12.50% return of the Morgan Stanley Capital International All Country World IndexSM , the Fund's secondary benchmark.

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

Investment Philosophy and Process

The strategy of the Janus Contrarian Fund is to invest in high quality companies when we believe the intrinsic value is not properly reflected in the public markets. I believe that by taking a contrarian position and investing in companies that are out-of-favor or misunderstood, the relationship between risk and reward will often be in our favor due to the fact that much of the "negative news" has already been factored into the valuation of the company. In this way, when our analysis is wrong, the downside should not be severe because the valuation of the company did not have high embedded expectations. Conversely, when our analysis is correct, there should be an excellent opportunity to generate strong returns. The goal of the Fund is to build a portfolio of companies that offer this asymmetrically positive relationship between risk and reward, which in the long run should generate strong risk adjusted returns.

I think it is very important to remember that the intrinsic value of a company is a function of the future stream of cash flows over many years, not the earnings that a company may or may not generate in the next quarter or two. The analyst team and I are constantly looking for situations where we believe the market appears overly focused on short-term earnings as opposed to real intrinsic value (the real value of the company rather than its market price) thereby leaving the company undervalued.

As an example, in the October 31, 2006 letter to shareholders, I wrote about the recent purchase of Owens-Illinois (OI), which was added to the portfolio during a very difficult operating environment. With high energy and transportation costs affecting the near term performance of the company, as well as concerns about the health of its CEO, OI's market value had declined to a level that we believed offered a very compelling investment opportunity. Our analysis suggested that the downside was fully factored into the market price, giving us a very favorable risk-reward. Since the purchase last year, OI has appreciated significantly as its operating cost issues proved temporary and its new CEO, Al Stroucken, continued to build upon the operational improvements set in motion by previous CEO, Steve McCracken.

Impact of Private Equity

Over the past year we have witnessed an increasing number of private equity buyers taking companies private, and the Fund has been the beneficiary of some of these "take-out" transactions. As I will explain, however, for Janus Contrarian Fund investors the impact of this dynamic has been both good and bad. While the Fund has been the recipient of quick gains from some of these transactions, I am not in favor of high-quality companies being taken out of the public markets at valuations that I think do not fully reflect the true intrinsic value of the targeted company. In my view, we have seen this occur most often in management buyouts (MBOs), when the value transfer is substantially in favor of the buyer due to the fact that it is unlikely that management would overpay for the one asset it knows best: its own company. For this reason, while Janus Contrarian Fund has been the beneficiary of gains from companies we owned that were recently taken private, it is not always something to celebrate.

An example of this was the recent take-out of Station Casinos, a company that has been a significant position in the Contrarian Fund for a number of years. While its recent take-out price appears fairly valued based on near-term earnings, I believe the long-term opportunity to create value is substantial. It is therefore unfortunate to see the company taken private irrespective of the premium we received for our shares.

We have also seen take-outs where we believe the buyer adequately compensated us for the value of our shares, and in those situations I am more comfortable with the take-out. As a recent example, SLM Corporation (Sallie Mae) was taken out at a 50% premium to its market price. I had built a substantial position in Sallie Mae prior to the take-out because our analysis suggested that, even with the political risks of student lending legislation, the valuation of the company relative to its long-term earnings power was very attractive. However, because risks remained, despite the fact that the take-out price of the company was slightly below what we believed the company was worth, we believe the buyers adequately compensated us given the risk they accepted.

14 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

The companies owned by the Janus Contrarian Fund are ones that I believe are capable of compounding long-term value and I will only sell them when we believe the market value is higher than what we believe to be its intrinsic value. Sometimes the unfortunate consequence of private equity transactions is that we must give up our shares at a value that doesn't always fully reflect our calculation of intrinsic value, even when we are not in favor of the deal. We will nonetheless always do our best to ensure that shareholders of Janus Contrarian Fund receive the best price in a transaction.

Performance

Despite the generally strong performance of the positions in the portfolio, there was weakness in our two Japanese financial companies, Mitsubishi UFJ Financial Group and Mizuho Financial Group, down about 16% and 21% respectively. I am extremely comfortable with both of these positions and I took the opportunity to increase the position size of both. The Indian market has also been weak recently due to rising interest rates as a result of increasing inflation. While I would not be surprised to see the Indian market continue to struggle during this period, I continue to feel very confident in the outlook for the positions that are owned in the Fund.

Conclusion

While my views of the market do not affect the process of investing for Janus Contrarian Fund, I have become increasingly concerned that the market is not discounting the potential negative impact of the collapse of the U.S. housing market as well as the subprime lending market, and would therefore expect a much more volatile and potentially lower return market in the future. The strategy of Janus Contrarian Fund has always been to buy companies anywhere in the world that we believe are undervalued. This is not to say that in weak markets the positions in the Fund will not go down (this was the case in March); however, we attempt to mitigate downside risk by owning companies that do not have high embedded expectations. Despite my continued concerns about potential economic risks, I am confident that the Fund owns high-quality and attractively valued companies that can create long-term economic value.

Thank you for your continued investment in the Janus Contrarian Fund.

Janus Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	3.18%
Ceridian Corp.	2.00%
Liberty Global, Inc. - Class A	1.99%
NRG Energy, Inc.	1.61%
CapitaLand, Ltd.	1.59%

5 Largest Detractors from Performance – Holdings

Contribution
Mitsubishi UFJ Financial Group, Inc.	(0.34)%
Mizuho Financial Group, Inc.	(0.17)%
Weyerhaeuser Co.	(0.08)%
EMI Group PLC	(0.07)%
News Corporation, Inc. - Class A	(0.07)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	5.00%	32.55%	21.95%
Materials	4.50%	12.09%	3.04%
Consumer Discretionary	3.96%	16.05%	10.61%
Utilities	2.47%	7.25%	3.54%
Energy	2.38%	8.98%	9.82%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	0.00%	0.00%	3.52%
Consumer Staples	0.68%	2.20%	9.34%
Industrials	1.06%	7.64%	10.88%
Health Care	1.81%	6.25%	12.12%
Information Technology	2.35%	7.01%	15.18%

Janus Core, Risk-Managed and Value Funds April 30, 2007 15

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

Liberty Global, Inc. - Class A Broadcast Services and Programming	5.1%
Owens-Illinois, Inc. Containers - Metal and Glass	4.9%
Coventry Health Care, Inc. Medical - HMO	4.4%
St. Joe Co. Real Estate Operating/Development	4.4%
Ceridian Corp. Computer Services	4.2%
23.0%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 19.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

16 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007								Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Contrarian Fund	22.86%	26.95%		18.34%		11.89%		0.95%
S&P 500® Index	8.60%	15.24%		8.54%		2.81%
Morgan Stanley Capital International All Country World IndexSM	12.50%	17.11%		12.86%		4.33%
Lipper Quartile	–	1	st	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Core Funds	–	2/897		2/479		34/323

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund held approximately 10.9% of its assets in Indian securities as of April 30, 2007 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 29, 2000

Janus Core, Risk-Managed and Value Funds April 30, 2007 17

Janus Contrarian Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,228.60	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*Expenses are equal to the annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Janus Core, Risk-Managed and Value Funds April 30, 2007

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 97.0%
Airport Development - Maintenance - 0.5%
10,583,003	Macquarie Airports**	$34,817,175
Automotive - Cars and Light Trucks - 0.7%
2,632,479	Tata Motors, Ltd.**	47,756,166
Broadcast Services and Programming - 7.4%
9,609,197	Liberty Global, Inc. - Class A*	344,874,081
2,134,427	Liberty Global, Inc. - Class C*,#	71,311,206
751,766	Liberty Media Corp. - Capital*,#	84,927,005
		501,112,292
Building and Construction Products - Miscellaneous - 0.6%
923,125	USG Corp.*,#	42,602,219
Building Products - Cement and Aggregate - 2.7%
3,626,468	Cemex S.A. de C.V. (ADR)*,#	117,860,210
22,593,908	Gujarat Ambuja Cements, Ltd.**	64,698,991
		182,559,201
Building Products - Wood - 1.3%
3,263,665	Masco Corp.#	88,804,325
Casino Hotels - 1.9%
533,180	Harrah's Entertainment, Inc.#	45,480,254
917,802	Station Casinos, Inc.	79,848,774
		125,329,028
Commercial Banks - 5.2%
3,371,258	ICICI Bank, Ltd.**	70,189,815
3,275,369	ICICI Bank, Ltd. (ADR)**,#	134,028,100
9,066	Mitsubishi UFJ Financial Group, Inc.	94,781,754
8,495	Mizuho Financial Group, Inc.	51,184,895
		350,184,564
Computer Services - 4.2%
8,512,070	Ceridian Corp.*,£	287,367,483
Containers - Metal and Glass - 4.9%
10,918,745	Owens-Illinois, Inc.*,£	328,545,037
Diversified Minerals - 1.2%
2,049,830	Companhia Vale do Rio Doce (ADR)**	83,243,596
Diversified Operations - 0.7%
1,542,967	Tyco International, Ltd. (U.S. Shares)	50,347,013
Electric - Generation - 2.3%
44,119,070	Datang International Power Generation Company, Ltd.#	50,347,102
26,452,259	National Thermal Power Corporation, Ltd.**	101,859,070
		152,206,172
Electric - Integrated - 3.0%
61,389,600	Tenaga Nasional Berhad	203,302,711
Engineering - Research and Development Services - 0.7%
1,175,158	Larsen & Toubro, Ltd.**	48,193,169
Enterprise Software/Services - 1.5%
3,687,150	CA, Inc.	100,511,709
Finance - Consumer Loans - 2.0%
2,488,220	SLM Corp.**	133,940,883
Finance - Investment Bankers/Brokers - 3.8%
2,871,541	E*TRADE Financial Corp.*	63,403,625
1,739,275	JP Morgan Chase & Co.	90,616,228
1,110,465	Merrill Lynch & Company, Inc.	100,197,257
		254,217,110

Shares/Principal/Contract Amounts		Value
Finance - Mortgage Loan Banker - 0.6%
956,565	Housing Development Finance Corporation, Ltd.**	$38,299,330
Financial Guarantee Insurance - 0.9%
885,755	MBIA, Inc.**	61,613,118
Food - Diversified - 1.0%
5,052,831	Cadbury Schweppes PLC**	66,659,244
Forestry - 3.6%
2,194,130	Plum Creek Timber Company, Inc.#	87,106,961
1,954,624	Weyerhaeuser Co.**,#	154,845,313
		241,952,274
Independent Power Producer - 2.8%
2,409,225	NRG Energy, Inc.*,#	190,232,406
Investment Companies - 0.9%
18,763,623	Macquarie Infrastructure Group**	58,755,302
Leisure and Recreation Products - 0.5%
6,887,285	EMI Group PLC**	32,024,885
Machinery - Pumps - 0.3%
431,850	Graco, Inc.#	17,058,075
Medical - Biomedical and Genetic - 1.0%
1,105,055	Amgen, Inc.*,#	70,878,228
Medical - HMO - 4.4%
5,206,392	Coventry Health Care, Inc.*	301,085,649
Medical - Nursing Homes - 1.7%
1,817,205	Manor Care, Inc.	117,918,432
Metal - Copper - 0.8%
4,575,925	Ivanhoe Mines, Ltd. (U.S. Shares)*,#	56,878,748
Metal Processors and Fabricators - 0.8%
6,997,083	Bharat Forge,**	54,582,245
Multimedia - 2.8%
5,310,095	News Corporation, Inc. - Class A	118,893,027
3,985,949	Publishing & Broadcasting, Ltd.**	67,499,943
		186,392,970
Oil Companies - Exploration and Production - 2.8%
1,430,280	Chesapeake Energy Corp.#	48,271,950
2,735,230	Forest Oil Corp.*	96,389,505
2,076,215	Mariner Energy, Inc.*,#	46,818,648
		191,480,103
Oil Companies - Integrated - 0.2%
170,570	Suncor Energy, Inc. (U.S. Shares)	13,730,885
Oil Refining and Marketing - 3.6%
4,484,899	Reliance Industries, Ltd.**	168,137,780
704,921	SK Corp.**	76,666,672
		244,804,452
Paper and Related Products - 0.8%
10,315,353	Ballarpur Industries, Ltd.**,£	28,996,731
2,315,770	Domtar Corp. (U.S.Shares)*	22,578,758
		51,575,489
Pipelines - 2.3%
1,275,824	Enbridge, Inc.	42,071,501
2,161,341	Kinder Morgan Management LLC*,#	114,853,660
		156,925,161
Public Thoroughfares - 0.1%
6,254,541	Sydney Roads Group**	7,415,970

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 19

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Publishing - Periodicals - 0.2%
1,672,155	Playboy Enterprises, Inc. - Class B*,#,£	$16,370,397
Real Estate Management/Services - 2.2%
4,760,000	Mitsubishi Estate Company, Ltd.	147,356,373
Real Estate Operating/Development - 8.3%
34,383,000	CapitaLand, Ltd.**	189,667,616
31,703,000	New World Development Company, Ltd.#	74,486,407
5,252,565	St. Joe Co.**,#,£	297,452,756
		561,606,779
Reinsurance - 1.1%
20,926	Berkshire Hathaway, Inc. - Class B*	75,919,528
REIT - Diversified - 1.8%
1,001,180	Vornado Realty Trust#	118,769,983
REIT - Warehouse and Industrial - 1.2%
1,267,010	ProLogis#	82,102,248
Retail - Consumer Electronics - 1.1%
845,200	Yamada Denki Company, Ltd.#	77,878,556
Retail - Major Department Stores - 0.5%
3,746,492	Pantaloon Retail India, Ltd.**	36,021,440
Semiconductor Components/Integrated Circuits - 0.7%
2,176,860	Cypress Semiconductor Corp.*	49,675,945
Soap and Cleaning Preparations - 1.3%
1,561,589	Reckitt Benckiser PLC**	85,569,080
Television - 1.7%
10,338,702	British Sky Broadcasting Group PLC**	118,399,122
Transportation - Railroad - 0.4%
2,306,250	All America Latina Logistica (GDR)	27,232,431
Total Common Stock (cost $4,623,352,367)		6,572,204,701
Corporate Bonds - 0%
Retail - Discount - 0%
$16,925,000	Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06‡,o,ß,oo (cost $7,900,645)	0
Purchased Options - Calls - 0.1%
6,329	St. Joe Co., expires January 2008 exercise price $60.00	3,101,210
9,773	Weyerhaeuser Co., expires January 2008 exercise price $85.00	4,886,500
Total Purchased Options - Calls (premiums paid $5,897,739)		7,987,710
Purchased Options - Puts - 0.1%
8,188	ICICI Bank, Ltd. (ADR), expires May 2007 exercise price $40.00	695,980
6,882	S&P 500® Depositary Receipt, expires June 2007 exercise price $17.40**	9,359,520
Total Purchased Options - Puts (premiums paid $12,430,887)		10,055,500
Money Markets - 1.9%
61,809,276	Janus Institutional Cash Management Fund - Institutional Shares 5.32%	61,809,276
63,828,200	Janus Institutional Money Market Fund - Institutional Shares 5.26%	63,828,200
Total Money Markets (cost $125,637,476)		125,637,476

Shares/Principal/Contract Amounts		Value
Other Securities - 7.9%
534,501,602	State Street Navigator Securities Lending Prime Portfolio† (cost $534,501,602)	$534,501,602
Total Investments (total cost $5,309,720,716) – 107.0%		7,250,386,989
Liabilities, net of Cash, Receivables and Other Assets** – (7.0)%		(471,850,293)
Net Assets – 100%		$6,778,536,696

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$168,488,390	2.3%
Bermuda	50,347,013	0.7%
Brazil	110,476,027	1.5%
Canada	135,259,892	1.9%
China	50,347,102	0.7%
Hong Kong	74,486,407	1.1%
India	793,458,817	10.9%
Japan	371,201,578	5.1%
Malaysia	203,302,711	2.8%
Mexico	117,860,210	1.6%
Singapore	189,667,616	2.6%
South Korea	76,666,672	1.1%
United Kingdom	302,652,331	4.2%
United States††	4,606,172,223	63.5%
Total	$7,250,386,989	100.0%

†† Includes Short-Term Securities and Other Securities (54.4% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
Australian Dollar 10/18/07	110,000,000	$90,870,858	$146,442
British Pound 6/8/07	11,100,000	22,189,216	(659,656)
British Pound 10/17/07	82,100,000	163,850,480	(5,397,480)
Indian Rupee 10/18/07	2,000,000,000	47,190,958	(518,691)
Singapore Dollar 10/18/07	270,000,000	180,037,208	470,621
South Korean Won 8/16/07	950,000,000	1,024,016	(15,470)
South Korean Won 10/17/07	44,130,000,000	47,653,157	(892,892)
Total		$552,815,893	$(6,867,126)

See Notes to Schedules of Investments and Financial Statements.
20 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Value
Schedule of Written Options - Calls
Companhia Vale do Rio Doce (ADR) expires May 2007 5,124 contracts exercise price $42.50	$(281,820)
ICICI Bank, Ltd. (ADR) expires May 2007 16,376 contracts exercise price $45.00	(327,520)
MBIA, Inc. expires January 2008 8,857 contracts exercise price $80.00	(2,037,110)
SLM Corp. expires June 2007 4,587 contracts exercise price $55.00	(366,960)
St. Joe Co. expires January 2008 6,329 contracts exercise price $70.00	(1,170,865)
Weyerhaeuser Co. expires January 2008 19,546 contracts exercise price $95.00	(3,909,200)
Total Options Written - Calls
60,819 contracts (Premiums received $8,562,596)	$(8,093,475)
Schedule of Written Options - Puts
S&P 500 Depositary Receipt expires June 2007 6,882 contracts exercise price $4.50	(2,477,520)
St. Joe Co. expires September 2007 6,345 contracts exercise price $50.00	(1,015,200)
Weyerhaeuser Co. expires January 2008 9,773 contracts exercise price $60.00	(1,123,895)
Total Written Options - Puts
23,000 contracts (Premiums received $6,165,732)	$(4,616,615)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 21

Janus Fundamental Equity Fund (unaudited)

Ticker: JAEIX

Minyoung Sohn
portfolio manager

The previous six-month period was a good one for stocks, with the market overcoming a sharp correction at the end of February. On February 27th, the S&P 500® Index lost nearly 50 points from 1449 to 1399, a 3.47% drop, following the 9% plunge in the local Chinese stock markets and ensuing weakness in the European markets in overnight trading.1 We now know that this sell-off was largely technical in nature, but at the time, this sparked fears of another market correction similar to the one triggered on May 10, 2006. Despite the correction, we now see that the Chinese markets have continued to surge ahead, with the U.S. stocks exhibiting similar muster. This raises the question, "Did the February correction even matter?"

Fund Snapshot

This conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

In light of this view, the Fund played defense against a U.S. economic slowdown. Globalization was a recurring theme in the portfolio – whether it was General Electric, Procter & Gamble or Boeing – because I believe that the Fund will benefit from long-term exposure to faster economic growth overseas. From a sector perspective, the Fund was heavily overweight in energy, so I believe that performance should hold up relatively well in any "oil price shock" scenario. Finally, I intend to carefully monitor U.S. consumer exposure, although at the end of the period, the Fund still held positions in stocks such as Tiffany, Nordstrom and Best Buy due to the analysts' conviction in each company's specific investment merits. If I am wrong, and if the market decides that the positives outweigh the concerns, the Fund may underperform in 2007.

For the six-month period ending April 30, 2007, the Fund returned 8.72%, exceeding the 8.60% return of the S&P 500® Index, the primary benchmark, and the 8.42% return of the Russell 1000® Growth Index, the secondary benchmark.

Stocks That Helped Performance

Hess (formerly Amerada Hess) and Valero Energy were the two largest contributors to performance in the period.

The Fund's holding in Hess gained nearly 40% in the period and was the largest contributor to performance. The Fund owns Hess because I believe that the company is undervalued relative to the rapid improvements in the upstream oil and gas exploration and development business. An industry laggard just a few years ago, Hess delivered solid upstream performance. I believe that the value of recent discoveries in the Gulf of Mexico is not reflected in the share price at the end of the period. As these projects get sanctioned, I expect the company will be able to focus on strong organic reserve replacement, competitive finding and development costs and attractive organic production growth. I held the Fund's large position in Hess because I believe that the shares will re-rate higher as the company completes this execution.

Valero Energy was another large contributor in the period. Valero was built under the visionary leadership of Bill Greehey, who acquired fundamentally advantaged refining assets at trough valuations. The refining business strengthened considerably over the past few years as gasoline demand has outpaced the industry's ability to produce gasoline. Recently, Valero named Bill Klesse to lead the company. In recent meetings with the company, I was impressed by Mr. Klesse and his focus on cost and capital spending discipline, capital management and shareholder value creation. In 2006, Valero reduced its share count by more than 5%, and the company appears on pace to reduce its shares outstanding by over 10% in 2007. Under Mr. Klesse, Valero is reviewing its asset portfolio in an effort to further enhance value by selling refiners which may be worth more to others than they are to Valero. Valero recently announced the sale of its Lima refinery for $1.9 billion. The proceeds from Lima, as well as other potential asset sales, should further add to its share repurchase activity. I applaud management's focus on value creation as I believe that these actions will continue to drive shareholder value. I held the Fund's position.

The Fund's holding in EMC was another large contributor in the period. EMC is a leader in storage hardware and software solutions. I bought EMC through the course of 2006 at an average cost of less than $11 per share because I believed that the shares were attractively valued on a sum-of-the-parts basis. The key to this thesis is my extremely positive view of VMware, a wholly-owned subsidiary of EMC. VMware is the leader in virtualization software, which allows users to run virtual machines on a single piece of hardware. This functionality enables users to more fully utilize the computing capacity of their servers, resulting in significant procurement and operational savings. Despite the buzz and excitement

22 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

around virtualization, Janus research suggests VMware is still in its very early stages of rapid growth as this emerging technology enters mainstream adoption. We estimate that VMware sales will be approximately $1 billion in 2007, which could be valued as richly as 10 times sales, placing a value of $10 billion on VMware. This would then represent $5 per share of value for each share of EMC. When the Fund was completing its purchase in EMC at less than $11 per average share price, adjusting for cash and estimated value of VMware, I believed that I was buying the rest of EMC for well under 1.0 times sales. While investing in companies on a sum-of-the-parts-based analysis can admittedly demand patience, I believe that the investment in EMC may be rewarded due to the pending Initial Public Offering of VMware as a catalyst.

Stocks That Hurt Performance

The Fund's position in Advanced Micro Devices (AMD) was the largest detractor, with the shares losing 35.03% in the period. AMD has been a frequent topic of my quarterly commentary since 2005 – both on the upside and downside. To review, the Fund owns a large position in AMD because I believe that the competitive structure of the microprocessor industry is changing into a true duopoly. The corollary to the investment thesis is that AMD should be able to convert its market share into profitable earnings growth. If I am right on these two points, then it seems logical that if AMD can capture, for example, 30% of the sales and profits of the microprocessor industry, that over time investors should reward AMD with an equivalent 30% of the combined value of Intel, its competitor, and AMD. As of period-end, I estimate that while AMD captures a 20% share of industry revenue, it carries only 7% of the industry enterprise value.

In addition to AMD, the Fund's holding in Whole Foods Market was the second-largest detractor to performance. I bought Whole Foods in 2006 based on a positive view of the long-term secular growth of organic and natural foods. Prior to buying the position, the company had been reporting very robust same-store sales growth (or "comps") and much of this momentum began to be reflected in very strong stock performance. However, the shares have declined in recent quarters after the company reported slowing comps, which disappointed the market because it had grown accustomed to comps in excess of 10%. In my view, the Whole Foods story is one typical of growth stocks. In my view, there are different points in time when stocks struggle as they grow into their valuation. In other words, it may take a year or two for the company to increase its earnings to catch up to the expectations embedded in its share price. Sometimes, as in the case of Whole Foods, the share price will deflate with lower expectations but then can grow again with earnings growth. I believe what is most important, however, is that Whole Foods has a strong brand, a national footprint in the category and holds of the promise of secular growth for years to come. I held the position.

Closing Comments

At period end, the stock market seemed to be well-supported by a three-legged stool of better-than-expected corporate earnings, substantial corporate and private equity liquidity and expectations of interest rate cuts later this year. These are indeed reasons to be bullish, but I am concerned that inflationary pressures may not allow the Federal Reserve (Fed) to cut rates in the classic mid-cycle slowdown scenario. In my view, the market has also not weighed the possibility of geopolitical risk and the resulting volatility of an "oil price shock." Housing and its potential negative spillover is a wildcard and I believe is too tough to call.

You will notice that your Fund's name was changed from "Janus Core Equity Fund" to "Janus Fundamental Equity Fund." This was designed to better articulate the investment strategy of the Fund. The Fund is built on our research-intensive bottoms-up stock-picking process. Over 80% of the Fund was invested in stocks internally-rated by the Janus investment team as "buy" or "strong buy."

As always, I promise you my utmost effort in the periods ahead. In addition, the overwhelming portion of my personal mutual fund investments are here at Janus in the two Funds under my charge, Janus Fundamental Equity Fund and Janus Growth and Income Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Fundamental Equity Fund.

1The Shanghai A-Share Stock Price Index (Bloomberg ticker: SHASHR) fell from 3193 to 2911 on February 27, an 8.84% drop. That same day, the Shenzen A-Share Index (Bloomberg ticker: SZASHR) fell from 807 to 738, an 8.54% drop. The Shanghai A-Share Index recovered this loss in less than three weeks and closed Q1 at 3346 and April 30 at 4035. The Shenzen A-Share Index recovered its February 27 loss in two weeks and closed Q1 at 862 and April 30 at 1114!

Janus Core, Risk-Managed and Value Funds April 30, 2007 23

Janus Fundamental Equity Fund (unaudited)

Janus Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Hess Corp.	0.85%
Valero Energy Corp.	0.81%
EMC Corp.	0.57%
Coventry Health Care, Inc.	0.50%
Tiffany & Co.	0.49%

5 Largest Detractors from Performance – Holdings

Contribution
Commerce Bancorp, Inc.	(0.88)%
Best Buy Company, Inc.	(0.36)%
Spansion, Inc. - Class A	(0.29)%
Whole Foods Market, Inc.	(0.21)%
Advanced Micro Devices, Inc.	(0.08)%

5 Largest Contributors to Performance – Sectors

	Fund contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	2.96%	17.79%	9.82%
Health Care	1.89%	12.47%	12.12%
Industrials	1.43%	11.34%	10.88%
Financials	1.00%	18.23%	21.95%
Consumer Discretionary	0.89%	9.74%	10.61%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	(0.01)%	0.01%	3.52%
Utilities	0.00%	0.00%	3.54%
Consumer Staples	0.19%	7.21%	9.34%
Materials	0.22%	1.92%	3.04%
Information Technology	0.68%	21.29%	15.18%

24 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.9%
General Electric Co. Diversified Operations	3.7%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.6%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.3%
Merck & Company, Inc. Medical - Drugs	2.9%
17.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 3.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Core, Risk-Managed and Value Funds April 30, 2007 25

Janus Fundamental Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Fundamental Equity Fund	8.72%	8.72%		9.39%		11.87%		12.99%		0.92%
S&P 500® Index	8.60%	15.24%		8.54%		8.05%		9.35%
Russell 1000® Growth Index	8.42%	12.25%		6.22%		5.32%		6.49%
Lipper Quartile	–	4	th	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	–	713/795		41/567		2/255		1/212

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – June 28, 1996

26 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,087.20	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds April 30, 2007 27

Janus Fundamental Equity Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 98.7%
Advertising Sales - 1.6%
582,385	Clear Channel Outdoor Holdings, Inc.*,#	$16,627,092
Aerospace and Defense - 2.9%
218,310	Boeing Co.	20,302,830
237,935	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	11,161,531
		31,464,361
Agricultural Operations - 0.8%
221,625	Archer-Daniels-Midland Co.	8,576,888
Coal - 1.0%
214,595	Peabody Energy Corp.#	10,296,268
Commercial Banks - 1.8%
565,475	Commerce Bancorp, Inc.#	18,909,484
Commercial Services - Finance - 0.9%
435,540	Western Union Co.	9,168,117
Computers - 2.1%
147,825	Apple, Inc.*,**	14,752,935
314,070	Dell, Inc.*	7,917,705
		22,670,640
Computers - Memory Devices - 2.5%
1,789,870	EMC Corp.*	27,170,227
Cosmetics and Toiletries - 2.0%
340,135	Procter & Gamble Co.	21,874,082
Diversified Operations - 3.7%
1,080,685	General Electric Co.	39,834,049
Electronic Components - Semiconductors - 5.6%
928,560	Advanced Micro Devices, Inc.*	12,832,699
210,490	NVIDIA Corp.*	6,923,016
15,545	Samsung Electronics Company, Ltd.	9,518,912
921,165	Spansion, Inc. - Class A*	9,045,840
621,765	Texas Instruments, Inc.	21,370,064
		59,690,531
Electronic Forms - 1.9%
498,455	Adobe Systems, Inc.*	20,715,790
Energy - Alternate Sources - 0.8%
79,230	First Solar, Inc.*,#	4,753,008
107,565	Suntech Power Holdings Company, Ltd. (ADR)*,**,#	3,902,458
		8,655,466
Enterprise Software/Services - 2.4%
914,035	Oracle Corp.*	17,183,858
181,825	SAP A.G. (ADR)**,#	8,727,600
		25,911,458
Entertainment Software - 1.0%
220,640	Electronic Arts, Inc.*	11,122,462
Finance - Credit Card - 1.1%
195,300	American Express Co.	11,848,851
Finance - Investment Bankers/Brokers - 10.8%
648,350	Citigroup, Inc.	34,764,527
805,300	JP Morgan Chase & Co.	41,956,129
429,440	Merrill Lynch & Company, Inc.	38,748,371
		115,469,027
Finance - Mortgage Loan Banker - 2.3%
420,405	Fannie Mae	24,770,263

Shares/Principal/Contract Amounts		Value
Finance - Other Services - 0.8%
66,090	Nymex Holdings, Inc.*,#	$8,572,534
Food - Canned - 0.6%
209,045	TreeHouse Foods, Inc.*	6,300,616
Food - Retail - 0.8%
189,810	Whole Foods Market, Inc.#	8,881,210
Forestry - 1.3%
175,335	Weyerhaeuser Co.	13,890,039
Gold Mining - 0.4%
157,180	Barrick Gold Corp. (U.S. Shares)	4,418,330
Industrial Automation and Robotics - 1.0%
188,530	Rockwell Automation, Inc.	11,225,076
Machinery - Construction and Mining - 0.9%
130,420	Caterpillar, Inc.	9,471,100
Medical - Biomedical and Genetic - 1.7%
291,435	Celgene Corp.*	17,824,165
Medical - Drugs - 6.5%
604,260	Merck & Company, Inc.	31,083,133
156,430	Roche Holding A.G.#	29,508,972
99,724	Sanofi-Aventis**,#	9,157,347
		69,749,452
Medical - HMO - 2.2%
413,750	Coventry Health Care, Inc.*	23,927,163
Medical Products - 0.4%
12,685	Nobel Biocare Holding A.G.#	4,579,219
Multi-Line Insurance - 1.1%
169,470	American International Group, Inc.	11,847,648
Multimedia - 0.9%
396,035	News Corporation, Inc. - Class B#	9,504,840
Non-Hazardous Waste Disposal - 0.4%
108,620	Waste Management, Inc.	4,063,474
Oil - Field Services - 0.7%
248,410	Halliburton Co.#	7,891,986
Oil and Gas Drilling - 0.6%
74,385	Transocean, Inc. (U.S. Shares)*	6,411,987
Oil Companies - Exploration and Production - 3.4%
165,630	Apache Corp.	12,008,175
294,305	EnCana Corp. (U.S. Shares)	15,436,297
123,040	EOG Resources, Inc.	9,036,058
		36,480,530
Oil Companies - Integrated - 8.5%
134,740	ConocoPhillips	9,344,219
256,840	Exxon Mobil Corp.	20,387,959
481,400	Hess Corp.	27,319,449
118,895	Marathon Oil Corp.	12,073,787
280,568	Suncor Energy, Inc.	22,510,659
		91,636,073
Oil Refining and Marketing - 2.7%
413,634	Valero Energy Corp.	29,049,516
Pharmacy Services - 1.4%
152,085	Express Scripts, Inc. - Class A*	14,531,722
Retail - Apparel and Shoe - 1.7%
322,245	Nordstrom, Inc.	17,697,695
Retail - Consumer Electronics - 1.0%
221,037	Best Buy Company, Inc.	10,311,376

See Notes to Schedules of Investments and Financial Statements.
28 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Retail - Drug Store - 2.5%
734,255	CVS/Caremark Corp.	$26,609,401
Retail - Jewelry - 1.4%
320,650	Tiffany & Co.#	15,291,799
Retail - Major Department Stores - 1.3%
174,185	J.C. Penney Company, Inc.	13,776,292
Steel - Producers - 1.5%
1,224,924	Tata Steel, Ltd.	16,164,789
Telecommunication Equipment - Fiber Optics - 1.7%
760,260	Corning, Inc.*,**	18,033,367
Therapeutics - 0.7%
92,460	Gilead Sciences, Inc.*	7,555,831
Transportation - Railroad - 2.4%
246,644	Canadian National Railway Co. (U.S. Shares)	12,391,395
120,780	Union Pacific Corp.	13,799,115
		26,190,510
Web Portals/Internet Service Providers - 2.4%
925,020	Yahoo!, Inc.*	25,937,561
Wireless Equipment - 0.6%
43,515	American Tower Corp. - Class A*	1,653,570
207,085	Nokia Oyj (ADR)**	5,228,896
		6,882,466
Total Common Stock (cost $870,885,066)		1,059,482,823
Purchased Options - Calls - 0.3%
2,057	ConocoPhillips, expires January 2009 exercise price $70.00	2,221,560
921	Procter & Gamble Co. expires January 2008 exercise price $70.00	147,360
1,753	Procter & Gamble Co. expires January 2009 exercise price $65.00	1,174,510
Total Purchased Options - Calls (premiums paid $3,435,485)		3,543,430
Money Market - 1.9%
20,497,000	Janus Institutional Money Market Fund - Institutional Shares, 5.26% (cost $20,497,000)	20,497,000
Other Securities - 9.6%
102,824,256	State Street Navigator Securities Lending Prime Portfolio† (cost $102,824,256)	102,824,256
Total Investments (total cost $997,641,807) – 110.5%		1,186,347,509
Liabilities, net of Cash, Receivables and Other Assets – (10.5)%		(113,294,518)
Net Assets – 100%		$1,073,052,991

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Brazil	$11,161,531	0.9%
Canada	54,756,681	4.6%
Cayman Islands	10,314,445	0.9%
Finland	5,228,896	0.4%
France	9,157,347	0.8%
Germany	8,727,600	0.7%
India	16,164,789	1.4%
South Korea	9,518,912	0.8%
Switzerland	34,088,191	2.9%
United States††	1,027,229,117	86.6%
Total	$1,186,347,509	100.0%

†† Includes Short-Term Securities and Other Securities (76.2% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/8/07	5,545,000	$7,578,192	$(324,889)
Total		$7,578,192	$(324,889)

Value
Schedule of Written Options – Calls
Apple, Inc. expires June 2007 1,475 contracts exercise price $115.00	$(44,250)
Corning, Inc. expires August 2007 7,000 contracts exercise price $30.00	(140,000)
Suntech Power Holdings Company, Ltd. (ADR) expires June 2007 1,050 contracts exercise price $45.00	(21,000)
Total Written Options – Calls
9,525 contracts (Premiums received $246,324)	$(205,250)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 29

Janus Growth and Income Fund (unaudited)

Ticker: JAGIX

Minyoung Sohn
portfolio manager

The previous six-month period was a good one for stocks, with the market overcoming a sharp correction at the end of February. On February 27th, the S&P 500® Index lost nearly 50 points from 1449 to 1399, a 3.47% drop, following the 9% plunge in the local Chinese stock markets and ensuing weakness in the European markets in overnight trading.1 We now know that this sell-off was largely technical in nature, but at the time, this sparked fears of another market correction similar to the one triggered on May 10, 2006. Despite the correction, we now see that the Chinese markets continued to surge ahead with the U.S. stocks exhibiting similar muster. This raises the question, "Did the February correction even matter?"

Fund Snapshot

This conservative growth fund from Janus combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

In light of this view, the Fund played defense against a U.S. economic slowdown. Globalization was a recurring theme in the portfolio – whether it was General Electric, Procter & Gamble, UBS or Infosys Technologies – because I believe that the Fund will benefit from long term exposure to faster economic growth overseas. From a sector perspective, the Fund was heavily overweight in energy, so I believe that performance should hold up relatively well in any "oil price shock" scenario. Finally, I intend to carefully monitor U.S. consumer exposure, although at period end the Fund held positions in Tiffany, Nordstrom and Best Buy due to the analysts' conviction in each company's specific investment merits. If I am wrong, and if the market decides that the positives outweigh the concerns, the Fund may underperform in 2007.

For the six-month period ending April 30, 2007, the Fund performed approximately in line with both the S&P 500® Index, the primary benchmark, and the Russell 1000® Growth Index, the secondary benchmark. During the period, the Fund returned 8.61%, exceeding the 8.60% return of the S&P 500® Index and the 8.42% return of the Russell 1000® Growth Index.

First, a Few Words on Process and Portfolio Construction

Before discussing the factors impacting performance over this six-month period, I would like to share my thoughts on the Fund's poor relative performance in calendar year 2006. I took some steps at the beginning of this year in an effort to improve performance and reduce portfolio volatility. Looking back, 2006 was a disappointing year for the Fund, but part of the severe underperformance was due to what I would characterize as faulty portfolio construction during a time when the Fund's performance proved to be "topsy-turvy" due to periods of market volatility. Whereas stock-picking drove the strong relative performance in 2004 and 2005, it was the reason for underperformance last year, as the portfolio was too highly exposed to active risk from just a handful of stocks. Although I expect to have a percentage of the holdings return less than the benchmark in any measurement period, in 2006 the impact of the "losers" was too large relative to the majority of the stocks that delivered positive returns. In an attempt to reduce portfolio volatility, I increased the number of stocks in the portfolio by selling approximately 15% of the Fund, pro rata across nearly all holdings. This reduced the concentration of portfolio assets in the top 10 and 20 positions from approximately 35% and 55% to 30% and 50%, respectively during the period. In an effort to improve performance, I used these proceeds to establish new positions in stocks internally- rated as "buy" or "strong buy." I also used a portion of the proceeds to increase the allocation of income-oriented derivative strategies from 6% to nearly 10%.

In the first quarter, we witnessed a real-time test of these portfolio adjustments. Whereas the Fund significantly underperformed the benchmark after the May 10, 2006 correction and the level of underperformance widened throughout the rest of last year, after the most recent correction during March and April 2007, the Fund outperformed its primary benchmark. This was an encouraging sign and it reinforced the importance of portfolio construction.

Stocks That Contributed to Performance

Bharti Airtel, which operates its mobile phone service under the brand "Airtel," is the largest player in India with approximately 21% market share. Bharti shares gained about 67% in the period, and the position was the largest positive

30 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

contributor to performance. I bought the position in Bharti in March 2006 because I was bullish on the Indian wireless opportunity. I noted that in India, only 10% of the population had cell phone service, compared to 70% to 100% in markets such as the U.S. and Europe. India's wireless penetration is low even by emerging market standards, compared to countries such as Brazil (52%), China (34%) or Russia (100%).2 In March, I believed that the Indian market could be 300 million by 2010 and that Bharti would grow at an even faster rate by taking market share from its competitors. As I tracked the Indian wireless industry over the past year, I was impressed that the market consistently grew faster than our expectation. I previously thought that 25% of the Indian population would have wireless service by 2010, but I now believe that this could exceed 30%. Accordingly, I increased the five-year target for Indian wireless subscribers by 100 million to approximately 400 million. While I feel Bharti stock is expensive on an earnings-multiple basis, I believe that the rich valuation is justified by its growth prospects. I held the position in Bharti, which I believe was one of the best growth stories in the portfolio.

Valero Energy was another large contributor in the period. Valero was built under the visionary leadership of Bill Greehey, who acquired fundamentally advantaged refining assets at trough valuations. The refining business strengthened considerably over the past few years as gasoline demand has outpaced the industry's ability to produce gasoline. Recently, Valero named Bill Klesse to lead the company. In recent meetings with the company, I was impressed by Mr. Klesse and his focus on cost and capital spending discipline, capital management and shareholder value creation. In 2006, Valero reduced its share count by more than 5%, and the company appears on pace to reduce its shares outstanding by over 10% in 2007. Under Mr. Klesse, Valero is reviewing its asset portfolio in an effort to further enhance value by selling refiners which may be worth more to others than they are to Valero. Valero recently announced the sale of its Lima refinery for $1.9 billion. The proceeds from Lima, as well as other potential asset sales, should further add to its share repurchase activity. I applaud management's focus on value creation as I believe that these actions will continue to drive shareholder value. I held the Fund's position.

Stocks That Hurt Performance

Advanced Micro Devices, or AMD, has been a frequent topic of my quarterly commentary since 2005 – both on the upside and downside. To review, the Fund owns a large position in AMD because I believe that the competitive structure of the microprocessor industry is changing into a true duopoly. The corollary to the investment thesis is that AMD should be able to convert its market share into profitable earnings growth. If I am right on these two points, then it seems logical that if AMD can capture, for example, 30% of the sales and profits of the microprocessor industry, that over time investors should reward AMD with an equivalent 30% of the combined value of Intel, its competitor, and AMD. As of period-end, I estimate that while AMD captures a 20% share of industry revenue, it carries only 7% of the industry enterprise value.

AMD shares peaked in early 2006 above $40 per share but ended the period below $14 per share. I underestimated Intel's ability to defend its market position through its balance sheet and manufacturing capacity. Intel was far better prepared to weather the margin pressure from the ensuing price war and has forced AMD to pare back its ambitious plan to gain market share. Looking ahead, I am optimistic that the microprocessor market will return to normal (rational) pricing levels later this year as both company's financial results have suffered in the fight to establish market share equilibrium.

Closing Comments

At period end, the stock market seemed to be well-supported by a three-legged stool of better-than-expected corporate earnings, substantial corporate and private equity liquidity and expectations of interest rate cuts later this year. These are indeed reasons to be bullish, but I am concerned that inflationary pressures may not allow the Federal Reserve (Fed) to cut rates in the classic mid-cycle slowdown scenario. In my view, the market has not weighed the possibility of geopolitical risk and the resulting volatility of an "oil price shock." Housing and its potential negative spillover is a wildcard and, I believe is too tough to call.

In my opinion, the real challenge in this market environment of rising interest rates is providing you with attractive risk-adjusted returns (after expenses) and earning our keep in your

Janus Core, Risk-Managed and Value Funds April 30, 2007 31

Janus Growth and Income Fund (unaudited)

investment portfolio. I welcome this challenge, as I am supported by a talented analyst pool. To achieve this, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. As previously discussed, over 80% of the Fund at period end is invested in stocks internally-rated by the Janus investment team as "buy" or "strong buy."

As always, I promise you my utmost effort in the periods ahead. In addition, the overwhelming portion of my personal mutual fund investments are here at Janus in the two Funds under my charge, Janus Growth and Income Fund and Janus Fundamental Equity Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Growth and Income Fund.

1The Shanghai A-Share Stock Price Index (Bloomberg ticker: SHASHR) fell from 3193 to 2911 on February 27, an 8.84% drop. That same day, the Shenzen A-Share Index (Bloomberg ticker: SZASHR) fell from 807 to 738, and 8.54% drop. The Shanghai A-Share Index recovered this loss in less than three weeks and closed Q1 at 3346 and April 30 at 4035. The Shenzen A-Share Index recovered its February 27 loss in two weeks and closed Q1 at 862 and April 30 at 1114!

2Source: Merrill Lynch, "Global Wireless Matrix 3Q06: GEMs Continue to Shine," published January 9, 2007.

Janus Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Bharti Tele-Ventures, Ltd.	0.90%
Valero Energy Corp.	0.78%
Hess Corp.	0.73%
EMC Corp.	0.68%
Tiffany & Co.	0.48%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(1.52)%
Spansion, Inc. - Class A	(0.39)%
Best Buy Company, Inc.	(0.23)%
Samsung Electronics Company, Ltd.	(0.23)%
Melco International Development, Ltd.	(0.18)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	2.42%	18.18%	1.37%
Consumer Discretionary	1.99%	14.56%	0.57%
Health Care	1.65%	9.84%	1.13%
Telecommunication Services	0.89%	1.73%	0.46%
Financials	0.77%	11.23%	1.27%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Weighting Fund Contribution	S&P 500® (% of Net Assets)	Index Weighting
Information Technology	(0.68)%	22.88%	15.18%
Utilities	0.00%	0.00%	3.54%
Materials	0.32%	2.05%	3.04%
Industrials	0.71%	12.16%	10.88%
Consumer Staples	0.71%	7.39%	9.34%

32 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

General Electric Co. Diversified Operations	3.0%
CVS/Caremark Corp. Retail - Drug Store	2.7%
Valero Energy Corp. Oil Refining and Marketing	2.5%
EMC Corp. Computers - Memory Devices	2.5%
Procter & Gamble Co. Cosmetics And Toiletries	2.4%
13.1%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 10.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus Core, Risk-Managed and Value Funds April 30, 2007 33

Janus Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Growth and Income Fund	8.61%	6.46%		8.03%		10.60%		13.33%		0.89%
S&P 500® Index	8.60%	15.24%		8.54%		8.05%		11.31%
Russell 1000® Growth Index	8.42%	12.25%		6.22%		5.32%		9.24%
Lipper Quartile	–	4	th	2	nd	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	–	772/795		159/567		9/255		4/76

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 15, 1991

34 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,086.10	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds April 30, 2007 35

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 89.4%
Advertising Sales - 1.0%
1,068,380	Lamar Advertising Co.*	$64,466,049
Aerospace and Defense - 2.6%
1,070,685	Boeing Co.	99,573,705
1,519,175	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	71,264,499
		170,838,204
Applications Software - 1.2%
1,038,932	Infosys Technologies, Ltd.	51,543,803
2,435,413	Satyam Computer Services, Ltd.	27,826,848
		79,370,651
Automotive - Cars and Light Trucks - 0.5%
1,777,625	Tata Motors, Ltd.	32,248,141
Building - Residential and Commercial - 0.6%
46,075	NVR, Inc.*,#	37,965,800
Coal - 1.0%
1,428,416	Peabody Energy Corp.#	68,535,400
Commercial Banks - 1.0%
1,897,240	Commerce Bancorp, Inc.#	63,443,706
Commercial Services - Finance - 0.7%
2,297,400	Western Union Co.	48,360,270
Computers - 1.4%
128,355	Apple, Inc.*,**	12,809,829
3,276,830	Dell, Inc.*,#	82,608,884
		95,418,713
Computers - Memory Devices - 2.5%
10,837,370	EMC Corp.*	164,511,277
Cosmetics and Toiletries - 2.4%
2,448,590	Procter & Gamble Co.	157,468,823
Dental Supplies and Equipment - 0.9%
2,588,157	Align Technology, Inc.*,#	58,647,638
Diversified Operations - 3.6%
5,426,551	General Electric Co.	200,022,670
20,929,000	Melco International Development, Ltd.	40,544,055
		240,566,725
Electronic Components - Semiconductors - 7.9%
9,622,786	Advanced Micro Devices, Inc.*	132,986,903
2,190,971	NVIDIA Corp.*,#	72,061,036
92,383	Samsung Electronics Company, Ltd.	56,570,323
334,021	Samsung Electronics Company, Ltd. (GDR)	102,052,746
6,085,870	Spansion, Inc. - Class A*,£	59,763,243
2,962,958	Texas Instruments, Inc.#	101,836,866
		525,271,117
Energy - Alternate Sources - 0.5%
904,420	Suntech Power Holdings Company, Ltd. (ADR)*,**,#	32,812,358
Entertainment Software - 1.1%
1,422,392	Electronic Arts, Inc.*,#	71,702,781
Finance - Investment Bankers/Brokers - 5.3%
2,773,055	Citigroup, Inc.#	148,691,209
450,615	E*TRADE Financial Corp.*,#	9,949,579
2,507,470	JP Morgan Chase & Co.	130,639,187
945,695	UBS A.G. (U.S. Shares)**	61,375,606
		350,655,581

Shares/Principal/Contract Amounts		Value
Finance - Mortgage Loan Banker - 1.9%
2,142,620	Fannie Mae#	$126,243,170
Food - Canned - 0.4%
896,943	TreeHouse Foods, Inc.*	27,033,862
Forestry - 1.0%
855,730	Weyerhaeuser Co.#	67,790,931
Gold Mining - 0.4%
990,235	Barrick Gold Corp. (U.S. Shares)	27,835,506
Industrial Automation and Robotics - 1.3%
1,421,580	Rockwell Automation, Inc.#	84,640,873
Investment Companies - 0.9%
2,481,530	KKR Private Equity Investors L.P. (U.S. Shares) (144A)**	60,452,574
Machinery - Construction and Mining - 0.6%
540,115	Caterpillar, Inc.#	39,223,151
Machinery - General Industrial - 0.5%
75,394,725	Shanghai Electric Group Company, Ltd.#	32,149,458
Medical - Drugs - 4.6%
1,339,150	Merck & Company, Inc.	68,885,876
815,457	Roche Holding A.G.**	153,827,895
878,364	Sanofi-Aventis**,#	80,657,452
		303,371,223
Medical - HMO - 1.3%
1,432,855	Coventry Health Care, Inc.*	82,862,005
Medical Products - 0.5%
94,232	Nobel Biocare Holding A.G.**,#	34,017,264
Multi-Line Insurance - 0.7%
675,225	American International Group, Inc.	47,204,980
Multimedia - 0.8%
2,339,770	News Corporation, Inc. - Class B#	56,154,480
Non-Hazardous Waste Disposal - 0.3%
495,195	Waste Management, Inc.#	18,525,245
Oil - Field Services - 1.1%
2,281,620	Halliburton Co.	72,487,067
Oil Companies - Exploration and Production - 3.5%
426,730	Apache Corp.#	30,937,925
2,946,304	EnCana Corp. (U.S. Shares)	154,533,645
628,630	EOG Resources, Inc.	46,166,587
		231,638,157
Oil Companies - Integrated - 7.6%
1,868,245	Exxon Mobil Corp.	148,301,288
2,730,745	Hess Corp.#	154,969,778
1,234,958	Petro-Canada	54,910,512
1,787,004	Suncor Energy, Inc.	143,375,715
		501,557,293
Oil Refining and Marketing - 2.5%
2,342,751	Valero Energy Corp.	164,531,403
Optical Supplies - 0.4%
176,340	Alcon, Inc. (U.S. Shares)**	23,793,556
Pharmacy Services - 1.4%
946,005	Express Scripts, Inc. - Class A*,#	90,390,778
Radio - 0.3%
1,661,915	XM Satellite Radio Holdings, Inc. - Class A*,#	19,444,406

See Notes to Schedules of Investments and Financial Statements.
36 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Retail - Apparel and Shoe - 1.3%
1,585,090	Nordstrom, Inc.#	$87,053,143
Retail - Consumer Electronics - 1.0%
1,358,602	Best Buy Company, Inc.	63,378,783
Retail - Drug Store - 2.7%
4,970,010	CVS/Caremark Corp.	180,113,162
Retail - Jewelry - 1.2%
1,651,730	Tiffany & Co.#	78,771,004
Retail - Major Department Stores - 0.5%
450,610	J.C. Penney Company, Inc.#	35,638,745
Retail - Pet Food and Supplies - 1.0%
2,075,815	PETsMART, Inc.#	68,896,300
Shipbuilding - 1.1%
1,767,370	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	71,458,313
Steel - Producers - 1.5%
7,509,223	Tata Steel, Ltd.	99,095,945
Super-Regional Banks - 1.4%
2,739,663	U.S. Bancorp#	94,107,424
Telecommunication Equipment - Fiber Optics - 0.4%
1,209,910	Corning, Inc.*	28,699,065
Telecommunication Services - 1.8%
6,090,707	Bharti Tele-Ventures, Ltd.*	119,212,066
Television - 1.7%
10,103,012	British Sky Broadcasting Group PLC#	115,699,993
Therapeutics - 0.8%
901,825	Amylin Pharmaceuticals, Inc.*,#	37,272,427
1,330,175	Neurocrine Biosciences, Inc.*,#	16,933,128
		54,205,555
Tobacco - 0.7%
716,325	Altria Group, Inc.	49,369,119
Toys - 1.3%
3,003,047	Marvel Entertainment, Inc.*	88,679,978
Transportation - Services - 0.8%
713,925	United Parcel Service, Inc. - Class B	50,281,738
Web Portals/Internet Service Providers - 2.2%
5,251,355	Yahoo!, Inc.*,#	147,247,994
Wireless Equipment - 1.8%
450,670	American Tower Corp. - Class A*,#	17,125,460
2,625,415	Nokia Oyj (ADR)**,#	66,291,729
778,695	QUALCOMM, Inc.	34,106,841
		117,524,030
Total Common Stock (cost $4,765,926,162)		5,923,062,973
Preferred Stock - 0.5%
Metal - Diversified - 0.5%
325,140	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75% (cost $32,514,000)	35,290,696

Shares/Principal/Contract Amounts		Value
Equity-Linked Structured Notes - 9.5%
Finance - Investment Bankers/Brokers - 6.9%
568,723	Goldman Sachs Group, Inc., convertible (EOG Resources, Inc., Nordstrom, Inc. Rockwell Automation, Inc.), 30.20%ß	$55,958,931
	Lehman Brothers Holdings, Inc.:
56,864,000	convertible, (Advanced Micro Devices, Inc., Archer-Daniels-Midland Co., Valero Energy Corp.), 36.01% (144A)§	56,994,787
56,891,000	convertible, (Lennar Corp. QUALCOMM, Inc.,Suntech Power Holdings Company, Ltd. (ADR)) 41.26% (144A)§	49,489,481
	Merrill Lynch & Company, Inc.:
974,460	convertible, (Celgene Corp.) 6.97% (144A)§	57,580,841
1,292,502	convertible, (Peabody Energy Corp.) 10.50% (144A)§	58,653,741
	Morgan Stanley Co.:
1,589,584	convertible, (Archer-Daniels-Midland Co.) 8.07% (144A)§	58,703,337
113,043	convertible, (Google, Inc. - Class A), 7.15% (144A)§	53,860,468
1,537,091	convertible, (QUALCOMM, Inc.), 10.01% (144A)§	65,879,720
		457,121,306
Special Purpose Entity - 2.6%
	Allegro Investment Corporation S.A.:
683,342	convertible, (Apple, Inc.) 9.08% (144A)**,§	65,697,319
2,482,440	convertible, (Corning, Inc.) 10.40%, (144A)**,§	57,768,365
645,333	convertible, (Suncor Energy, Inc. (U.S. Shares)), 8.40% (144A)**,§	50,601,529
		174,067,213
Total Equity-Linked Structured Notes (cost $605,709,697)		631,188,519
Purchased Options - Calls - 0.3%
12,922	ConocoPhillips, expires January 2009 exercise price $70.00	13,955,760
	Procter & Gamble Co.
9,481	expires January 2008 exercise price $70.00	1,516,960
	Procter & Gamble Co.
9,947	expires January 2009 exercise price $65.00	6,664,490
Total Purchased Options - Calls (premiums paid $21,604,861)		22,137,210
Money Markets - 0.5%
33,477,000	Janus Institutional Money Market Fund, 5.26% (cost $33,477,000)	33,477,000
Other Securities - 7.2%
17,385,552	Foreign Government Bonds†	17,385,552
459,568,117	State Street Navigator Securities Lending Prime Portfolio†	459,568,117
99,740	U.S. Treasury Notes/Bonds†	99,740
Total Other Securities (cost $477,053,409)		477,053,409
Total Investments (total cost $5,936,285,129) – 107.4%		7,122,209,807
Liabilities, net of Cash, Receivables and Other Assets – (7.4)%		(489,315,743)
Net Assets – 100%		$6,632,894,064

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 37

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Brazil	$71,264,499	1.0%
Canada	380,655,378	5.3%
Cayman Islands	32,812,358	0.5%
China	32,149,458	0.5%
Finland	66,291,729	0.9%
France	80,657,452	1.1%
Hong Kong	40,544,055	0.6%
India	329,926,803	4.6%
Luxembourg	174,067,213	2.5%
Netherlands	60,452,574	0.9%
South Korea	230,081,382	3.2%
Switzerland	273,014,321	3.8%
United Kingdom	115,699,993	1.6%
United States††	5,234,592,592	73.5%
Total	$7,122,209,807	100.0%

†† Includes Short-Term Securities and Other Securities (66.3% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
Euro 6/8/07	29,400,000	$40,180,136	$(1,722,584)
Euro 10/17/07	4,500,000	6,175,555	(183,062)
Swiss Franc 6/8/07	31,850,000	26,470,659	(513,039)
Swiss Franc 8/15/07	26,300,000	21,976,844	(276,996)
Total		$94,803,194	$(2,695,681)

Value
Schedule of Written Options - Calls
Apple, Inc. expires June 2007 1,100 contracts exercise price $115.00	$(33,000)
Suntech Power Holdings Company, Ltd. (ADR) expires June 2007 9,200 contracts exercise price $45.00	(184,000)
Total Written Options - Calls
10,300 contracts (Premiums received $392,438)	$(217,000)

See Notes to Schedules of Investments and Financial Statements.
38 Janus Core, Risk-Managed and Value Funds April 30, 2007

INTECH Risk-Managed Stock Fund (unaudited)

Ticker: JRMSX

Managed by INTECH

Performance Overview

For the six months ended April 30, 2007, INTECH Risk-Managed Stock Fund returned 8.11%. This compares to an 8.60% gain by the S&P 500® Index, the Fund's benchmark.

Fund Snapshot

This core fund embraces the market's natural volatility in an attempt to deliver index-beating returns with index-like risk.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Fund perform well over the long-term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year term. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in INTECH Risk-Managed Stock Fund.

Janus Core, Risk-Managed and Value Funds April 30, 2007 39

INTECH Risk-Managed Stock Fund (unaudited)

INTECH Risk-Managed Stock Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

AT&T, Inc. Telephone - Integrated	3.6%
Merck & Company, Inc. Medical - Drugs	2.0%
Lockheed Martin Corp. Aerospace and Defense	1.4%
Loews Corp. Multi-Line Insurance	1.4%
Procter & Gamble Co. Cosmetics and Toiletries	1.4%
9.8%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

40 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007						Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-date	One Year		Since Inception*		Total Annual Fund Operating Expenses
INTECH Risk-Managed Stock Fund	8.11%	12.27%		18.47%		0.92%
S&P 500® Index	8.60%	15.24%		16.64%
Lipper Quartile	–	2	nd	2	nd
Lipper Ranking - based on total return for Multi-Cap Core Funds	–	434/897		172/548

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The voluntary waiver of the Fund's management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 28, 2003

Janus Core, Risk-Managed and Value Funds April 30, 2007 41

INTECH Risk-Managed Stock Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,081.10	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

*Expenses are equal to the annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42 Janus Core, Risk-Managed and Value Funds April 30, 2007

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock – 96.0%
Advertising Agencies - 0.7%
70,000	Interpublic Group of Companies, Inc.*	$887,600
32,200	Omnicom Group, Inc.	3,371,662
		4,259,262
Aerospace and Defense - 3.8%
42,100	Boeing Co.	3,915,300
64,400	General Dynamics Corp.	5,055,400
84,500	Lockheed Martin Corp.	8,123,830
3,900	Northrop Grumman Corp.	287,196
64,800	Raytheon Co.	3,469,392
15,000	Rockwell Collins, Inc.	985,050
		21,836,168
Agricultural Chemicals - 0.2%
20,700	Monsanto Co.	1,221,093
Agricultural Operations - 0.5%
76,200	Archer-Daniels-Midland Co.	2,948,940
Apparel Manufacturers - 1.1%
32,600	Coach, Inc.*	1,591,858
3,000	Jones Apparel Group, Inc.	100,170
15,100	Polo Ralph Lauren Corp.	1,390,861
38,700	VF Corp.	3,398,247
		6,481,136
Applications Software - 0.3%
49,500	Intuit, Inc.*	1,408,275
15,100	Microsoft Corp.	452,094
		1,860,369
Athletic Footwear - 0.2%
21,400	NIKE, Inc. - Class B	1,152,604
Automotive - Cars and Light Trucks - 0.8%
152,000	General Motors Corp.#	4,746,960
Automotive - Medium and Heavy Duty Trucks - 0.7%
50,100	PACCAR, Inc.	4,207,398
Automotive - Truck Parts and Equipment - Original - 0.5%
28,200	Johnson Controls, Inc.	2,885,706
Beverages - Non-Alcoholic - 1.0%
12,500	Coca-Cola Co.	652,375
4,800	Pepsi Bottling Group, Inc.	157,488
71,100	PepsiCo, Inc.	4,698,999
		5,508,862
Brewery - 0.5%
26,900	Anheuser-Busch Companies, Inc.	1,323,211
17,800	Molson Coors Brewing Co. - Class B	1,678,184
		3,001,395
Broadcast Services and Programming - 0.2%
34,400	Clear Channel Communications, Inc.	1,218,792
Cable Television - 2.3%
275,600	Comcast Corp. - Class A*	7,347,496
253,500	DIRECTV Group, Inc.*	6,043,440
		13,390,936
Casino Services - 1.0%
156,200	International Game Technology	5,957,468
Chemicals - Diversified - 0%
2,600	E.I. du Pont de Nemours and Co.	127,842

Shares or Principal Amount		Value
Chemicals - Specialty - 1.1%
2,200	Ashland, Inc.	$131,890
68,100	Ecolab, Inc.	2,927,619
51,200	Hercules, Inc.*	964,608
33,000	International Flavors & Fragrances, Inc.	1,606,110
20,600	Sigma-Aldrich Corp.	866,848
		6,497,075
Coatings and Paint Products - 0.5%
41,500	Sherwin-Williams Co.	2,646,455
Commercial Banks - 0.7%
11,200	BB&T Corp.	466,144
43,700	Compass Bancshares, Inc.#	2,979,466
1,200	M&T Bank Corp.	133,608
8,624	Regions Financial Corp.#	302,616
3,600	Synovus Financial Corp.	113,616
		3,995,450
Commercial Services - 0.3%
57,200	Convergys Corp.*,	1,444,872
Commercial Services - Finance - 0%
300	Moody's Corp.	19,836
Computer Services - 0.6%
38,400	Cognizant Technology Solutions Corp.*	3,432,960
Computers - 1.4%
20,200	Apple, Inc.*	2,015,960
142,800	Hewlett-Packard Co.	6,017,592
		8,033,552
Computers - Memory Devices - 0%
6,200	Network Appliance, Inc.*	230,702
Computers - Peripheral Equipment - 0.4%
45,400	Lexmark International Group, Inc. - Class A*,#	2,474,300
Consumer Products - Miscellaneous - 0.3%
9,500	Clorox Co.	637,260
16,900	Kimberly-Clark Corp.	1,202,773
		1,840,033
Containers - Paper and Plastic - 0.4%
500	Bemis Company, Inc.	16,610
58,000	Pactiv Corp.*	2,005,640
		2,022,250
Cosmetics and Toiletries - 3.0%
30,400	Avon Products, Inc.	1,209,920
118,200	Colgate-Palmolive Co.	8,006,868
5,800	Estee Lauder Companies, Inc. - Class A#	298,236
124,687	Procter & Gamble Co.	8,018,621
		17,533,645
Data Processing and Management - 0.3%
22,200	Automatic Data Processing, Inc.	993,672
15,600	Fiserv, Inc.*	829,452
		1,823,124
Disposable Medical Products - 0.2%
15,000	C.R. Bard, Inc.	1,246,950
Diversified Operations - 0.6%
4,600	Cooper Industries, Ltd. - Class A	228,896
84,100	General Electric Co.	3,099,926
		3,328,822

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 43

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
E-Commerce/Products - 0.1%
5,600	Amazon.com, Inc.*,#	$343,448
E-Commerce/Services - 0.4%
56,600	IAC/InterActiveCorp*,#	2,157,592
Electric - Generation - 0.8%
211,300	AES Corp.*	4,646,487
Electric - Integrated - 8.3%
67,800	Allegheny Energy, Inc.*	3,624,588
59,500	American Electric Power Company, Inc.	2,988,090
135,100	CenterPoint Energy, Inc.#	2,543,933
68,400	CMS Energy Corp.	1,266,768
12,800	Consolidated Edison, Inc.#	656,128
30,000	Constellation Energy Group, Inc.	2,673,600
7,400	Dominion Resources, Inc.	674,880
9,500	DTE Energy Co.	480,605
9,800	Duke Energy Corp.	201,096
8,600	Edison International	450,210
40,800	Entergy Corp.	4,616,112
18,000	Exelon Corp.	1,357,380
85,700	FirstEnergy Corp.	5,865,308
91,700	FPL Group, Inc.	5,902,729
7,652	Integrys Energy Group, Inc.#	429,277
89,500	PG&E Corp.	4,528,700
42,700	Pinnacle West Capital Corp.	2,061,983
31,700	PPL Corp.	1,382,437
2,500	Progress Energy, Inc.	126,375
1,400	Public Service Enterprise Group, Inc.	121,030
12,100	Southern Co.	457,259
34,800	TXU Corp.	2,282,184
136,600	Xcel Energy, Inc.#	3,290,694
		47,981,366
Electric Products - Miscellaneous - 0%
800	Emerson Electric Co.	37,592
Electronic Components - Semiconductors - 0.4%
66,100	NVIDIA Corp.*	2,174,029
Electronic Forms - 0%
6,900	Adobe Systems, Inc.*	286,764
Engines - Internal Combustion - 0.4%
22,000	Cummins, Inc.	2,027,520
Enterprise Software/Services - 1.5%
91,100	BMC Software, Inc.*	2,948,907
299,742	Oracle Corp.*	5,635,150
		8,584,057
Fiduciary Banks - 0.6%
9,700	Bank of New York Company, Inc.	392,656
55,500	Mellon Financial Corp.	2,382,615
9,500	Northern Trust Corp.	598,025
3,700	State Street Corp.	254,819
		3,628,115
Filtration and Separations Products - 0.1%
7,600	Pall Corp.	318,820
Finance - Investment Bankers/Brokers - 3.0%
3,700	Bear Stearns Companies, Inc.	576,090
48,800	Citigroup, Inc.	2,616,656
32,200	Goldman Sachs Group, Inc.	7,039,242
55,100	JP Morgan Chase & Co.	2,870,710
2,700	Lehman Brothers Holdings, Inc.	203,256
15,700	Merrill Lynch & Company, Inc.	1,416,611
34,400	Morgan Stanley Co.	2,889,944
		17,612,509

Shares or Principal Amount		Value
Finance - Other Services - 0.5%
5,200	Chicago Mercantile Exchange Holdings, Inc.	$2,687,100
Financial Guarantee Insurance - 0.2%
8,300	Ambac Financial Group, Inc.	761,940
4,000	MBIA, Inc.#	278,240
		1,040,180
Food - Confectionary - 0%
3,900	Wm. Wrigley Jr. Co.	229,632
Food - Dairy Products - 0.1%
13,400	Dean Foods Co.*	488,162
Food - Diversified - 3.3%
91,200	Campbell Soup Co.	3,565,920
130,200	ConAgra Foods, Inc.	3,200,316
55,400	General Mills, Inc.	3,318,460
103,600	H.J. Heinz Co.	4,880,596
28,000	Kellogg Co.	1,481,480
31,507	Kraft Foods, Inc. - Class A	1,054,539
48,200	McCormick & Company, Inc.	1,789,184
		19,290,495
Food - Meat Products - 0.3%
78,000	Tyson Foods, Inc. - Class A	1,634,880
Food - Retail - 2.0%
175,000	Kroger Co.	5,164,250
181,900	Safeway, Inc.	6,602,970
		11,767,220
Food - Wholesale/Distribution - 0.4%
32,600	Supervalu, Inc.	1,496,340
20,700	Sysco Corp.	677,718
		2,174,058
Gas - Distribution - 0.7%
35,700	KeySpan Corp.	1,478,337
7,600	Nicor, Inc.#	389,424
21,400	NiSource, Inc.	526,226
23,200	Sempra Energy Co.	1,472,736
		3,866,723
Home Decoration Products - 0.4%
70,900	Newell Rubbermaid, Inc.	2,174,503
Hotels and Motels - 0.9%
80,600	Hilton Hotels Corp.	2,740,400
57,700	Marriott International, Inc. - Class A	2,608,617
		5,349,017
Independent Power Producer - 0%
12,500	Dynegy, Inc.*	117,625
Instruments - Scientific - 1.5%
67,100	Applera Corp. - Applied Biosystems Group	2,096,204
114,700	Thermo Electron Corp.*	5,971,282
12,800	Waters Corp.*	760,704
		8,828,190
Internet Security - 0.1%
39,100	Symantec Corp.*	688,160
Investment Management and Advisory Services - 0.6%
25,700	Ameriprise Financial, Inc.	1,528,379
9,800	Franklin Resources, Inc.	1,286,838
15,700	T. Rowe Price Group, Inc.	779,976
		3,595,193

See Notes to Schedules of Investments and Financial Statements.
44 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Life and Health Insurance - 1.3%
8,500	CIGNA Corp.	$1,322,515
24,230	Lincoln National Corp.	1,723,965
44,800	Principal Financial Group, Inc.	2,844,352
3,900	Prudential Financial, Inc.	370,500
17,800	Torchmark Corp.	1,215,740
5,300	UnumProvident Corp.#	131,864
		7,608,936
Machinery - Construction and Mining - 0.4%
29,000	Terex Corp.*	2,257,650
Machinery - Farm - 0.2%
12,800	Deere & Co.	1,400,320
Medical - Biomedical and Genetic - 0.7%
71,000	Celgene Corp.*	4,342,360
Medical - Drugs - 3.7%
31,200	Abbott Laboratories	1,766,544
24,000	Allergan, Inc.	2,908,800
19,100	Bristol-Myers Squibb Co.	551,226
49,000	Forest Laboratories, Inc.*	2,607,290
225,700	Merck & Company, Inc.	11,610,008
3,800	Pfizer, Inc.	100,548
45,200	Schering-Plough Corp.	1,434,196
10,100	Wyeth	560,550
		21,539,162
Medical - HMO - 0.5%
39,400	Humana, Inc.*	2,491,656
2,900	UnitedHealth Group, Inc.	153,874
		2,645,530
Medical - Nursing Homes - 0.3%
24,100	Manor Care, Inc.	1,563,849
Medical - Wholesale Drug Distributors - 0.2%
26,500	AmerisourceBergen Corp.	1,324,735
Medical Information Systems - 0%
1,900	IMS Health, Inc.	55,727
Medical Labs and Testing Services - 0.8%
56,400	Laboratory Corporation of America Holdings*,#	4,452,216
Medical Products - 1.8%
56,600	Baxter International, Inc.	3,205,258
11,400	Becton, Dickinson and Co.	897,066
3,200	Biomet, Inc.	138,240
42,600	Johnson & Johnson	2,735,772
36,000	Stryker Corp.	2,337,840
2,600	Varian Medical Systems, Inc.*	109,746
14,000	Zimmer Holdings, Inc.*	1,266,720
		10,690,642
Metal - Diversified - 0.3%
27,104	Freeport-McMoRan Copper & Gold, Inc. - Class B	1,820,305
Motorcycle and Motor Scooter Manufacturing - 0.8%
72,500	Harley-Davidson, Inc.#	4,590,700
Multi-Line Insurance - 1.8%
11,200	Allstate Corp.	697,984
3,600	Assurant, Inc.	207,108
4,400	Genworth Financial, Inc. - Class A	160,556
170,900	Loews Corp.	8,086,988
23,500	MetLife, Inc.	1,543,950
		10,696,586

Shares or Principal Amount		Value
Multimedia - 2.7%
42,400	McGraw-Hill Companies, Inc.	$2,778,472
305,700	News Corporation, Inc. - Class A	6,844,623
64,100	Time Warner, Inc.	1,322,383
135,800	Walt Disney Co.	4,750,284
		15,695,762
Networking Products - 0.8%
167,600	Cisco Systems, Inc.*	4,481,624
Non-Hazardous Waste Disposal - 0.2%
3,900	Allied Waste Industries, Inc.*	52,143
22,800	Waste Management, Inc.	852,948
		905,091
Oil - Field Services - 0%
3,900	Schlumberger, Ltd. (U.S. Shares)	287,937
Oil Companies - Exploration and Production - 0%
4,400	XTO Energy, Inc.	238,788
Oil Companies - Integrated - 1.9%
19,233	Chevron Corp.	1,496,135
87,000	Exxon Mobil Corp.	6,906,060
26,811	Marathon Oil Corp.	2,722,657
		11,124,852
Paper and Related Products - 0.1%
8,700	Temple-Inland, Inc.	515,388
Pharmacy Services - 0.3%
24,317	Medco Health Solutions, Inc.*	1,897,212
Pipelines - 0.3%
10,500	Kinder Morgan, Inc.#	1,118,880
1,400	Questar Corp.	135,982
1,150	Spectra Energy Corp.	30,015
9,600	Williams Companies, Inc.	283,200
		1,568,077
Property and Casualty Insurance - 0.6%
9,700	Chubb Corp.	522,151
23,400	SAFECO Corp.	1,561,716
30,000	Travelers Companies, Inc.	1,623,000
		3,706,867
Quarrying - 0.1%
4,700	Vulcan Materials Co.	581,249
Real Estate Management/Services - 0.2%
37,100	CB Richard Ellis Group, Inc.*	1,255,835
REIT - Apartments - 1.6%
41,800	Apartment Investment & Management Co. - Class A	2,311,540
61,600	Archstone-Smith Trust, Inc.	3,209,976
8,000	Avalonbay Communities, Inc.	978,080
60,500	Equity Residential Properties Trust	2,809,015
		9,308,611
REIT - Diversified - 0.9%
42,400	Vornado Realty Trust	5,029,912
REIT - Hotels - 0.1%
31,300	Host Marriott Corp.	802,532
REIT - Office Property - 1.1%
51,800	Boston Properties, Inc.	6,089,608
REIT - Regional Malls - 0.2%
11,500	Simon Property Group, Inc.	1,325,720

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 45

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
REIT - Shopping Centers - 0.6%
5,400	Developers Diversified Realty Corp.	$351,540
66,000	Kimco Realty Corp.	3,172,620
		3,524,160
REIT - Storage - 0.3%
21,500	Public Storage, Inc.	2,006,380
REIT - Warehouse and Industrial - 0.2%
21,900	ProLogis	1,419,120
Retail - Apparel and Shoe - 0.5%
5,600	Abercrombie & Fitch Co. - Class A	457,296
34,500	Limited, Inc.	951,165
23,200	Nordstrom, Inc.	1,274,144
		2,682,605
Retail - Auto Parts - 0.3%
13,800	AutoZone, Inc.*	1,835,952
Retail - Consumer Electronics - 0.2%
38,900	RadioShack Corp.#	1,130,823
Retail - Discount - 0.7%
43,400	Big Lots, Inc.*,#	1,397,480
3,400	Costco Wholesale Corp.	182,138
21,600	Dollar General Corp.	461,160
10,700	Family Dollar Stores, Inc.	340,688
58,300	TJX Companies, Inc.	1,625,987
		4,007,453
Retail - Drug Store - 0.2%
30,799	CVS/Caremark Corp.#	1,116,156
Retail - Jewelry - 0.1%
6,900	Tiffany & Co.	329,061
Retail - Major Department Stores - 1.7%
69,100	J.C. Penney Company, Inc.	5,465,119
23,200	Sears Holdings Corp.*	4,429,112
		9,894,231
Retail - Office Supplies - 0.5%
29,300	Office Depot, Inc.*	985,066
33,000	OfficeMax, Inc.	1,624,260
		2,609,326
Retail - Regional Department Stores - 1.3%
27,000	Dillard's, Inc. - Class A	935,010
2,880	Federated Department Stores, Inc.	126,490
90,800	Kohl's Corp.*	6,722,832
		7,784,332
Retail - Restaurants - 0.7%
67,000	McDonald's Corp.	3,234,760
5,700	Starbucks Corp.*	176,814
13,400	Wendy's International, Inc.#	505,180
5,900	Yum! Brands, Inc.	364,974
		4,281,728
Rubber - Tires - 0.4%
67,000	Goodyear Tire & Rubber Co.*,#	2,228,420
Savings/Loan/Thrifts - 0.2%
11,500	Hudson City Bancorp, Inc.	153,180
34,900	Sovereign Bancorp, Inc.#	847,023
		1,000,203

Shares or Principal Amount		Value
Semiconductor Equipment - 0.2%
32,900	Novellus Systems, Inc.*	$1,064,973
Steel - Producers - 0.8%
66,400	Nucor Corp.	4,213,744
5,500	United States Steel Corp.	558,470
		4,772,214
Steel - Specialty - 0.7%
38,500	Allegheny Technologies, Inc.	4,218,830
Super-Regional Banks - 2.4%
147,826	Bank of America Corp.	7,524,343
2,900	National City Corp.#	105,995
29,800	PNC Bank Corp.	2,208,180
4,200	SunTrust Banks, Inc.	354,564
49,200	U.S. Bancorp	1,690,020
50,600	Wells Fargo & Co.	1,816,034
		13,699,136
Telecommunication Equipment - 0%
16,600	Avaya, Inc.*	214,472
Telecommunication Services - 0.1%
8,600	Embarq Corp.	516,344
Telephone - Integrated - 4.6%
534,853	AT&T, Inc.	20,709,508
42,500	CenturyTel, Inc.	1,957,125
19,900	Citizens Communications Co.	309,843
26,100	Verizon Communications, Inc.	996,498
192,708	Windstream Corp.	2,817,391
		26,790,365
Television - 0.3%
47,100	CBS Corp. - Class B#	1,496,367
Therapeutics - 0.3%
22,200	Gilead Sciences, Inc.*	1,814,184
Tobacco - 2.1%
55,500	Altria Group, Inc.	3,825,060
72,900	Reynolds American, Inc.#	4,684,554
67,100	UST, Inc.#	3,803,228
		12,312,842
Tools - Hand Held - 0.2%
19,100	Snap-On, Inc.	1,040,950
Toys - 1.2%
67,900	Hasbro, Inc.	2,146,319
164,900	Mattel, Inc.	4,666,670
		6,812,989
Transportation - Railroad - 0.5%
54,100	CSX Corp.	2,335,497
5,600	Union Pacific Corp.	639,800
		2,975,297
Transportation - Services - 0.1%
2,700	C.H. Robinson Worldwide, Inc.	144,342
1,100	FedEx Corp.	115,984
3,600	Ryder System, Inc.#	189,504
		449,830
Web Portals/Internet Service Providers - 0.5%
6,700	Google, Inc. - Class A*	3,158,246
Total Common Stock (cost $481,996,853)		558,095,166

See Notes to Schedules of Investments and Financial Statements.
46 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Money Markets - 3.8%
8,421,705	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	$8,421,705
13,582,193	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	13,582,193
Total Money Markets (cost $22,003,898)		22,003,898
Other Securities - 5.6%
30,984,381	State Street Navigator Securities Lending Prime Portfolio†	30,984,381
1,582,354	U.S. Treasury Notes/Bonds†	1,582,354
	Total Other Securities (cost $32,566,735)	32,566,735
Short-Term U.S. Treasury Bill - 0.2%
$1,500,000	U.S. Treasury Bill, 0%, due 6/21/07**
	(amortized cost $1,489,534)	1,489,534
Total Investments (total cost $538,057,020) – 105.6%		614,155,333
Liabilities, net of Cash, Receivables and Other Assets – (5.6)%		(32,663,957)
Net Assets – 100%		$581,491,376

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$228,896	0.0%
Netherlands	287,937	0.1%
United States††	613,638,500	99.9%
Total	$614,155,333	100.0%

†† Includes Short-Term Securities and Other Securities (90.8% excluding Short-Term Securities and Other Securities).

Schedule of Futures Contracts
As of April 30, 2007

Financial Futures - Long
277	Contracts	S&P 500® (E-mini) expires June 2007, principal amount $19,716,850, value $20,614,340 cumulative appreciation	$897,490

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 47

Janus Mid Cap Value Fund (unaudited)

Ticker: JMCVX

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

The rally that began in the second half of 2006 slowed during the first quarter of 2007. Domestic stocks suffered a mid-quarter decline tied to softness in emerging markets and problems in the subprime lending market. However the market then rebounded quickly and moved to a multiyear high in April as the Federal Reserve dropped its reference to the possibility that a rate increase may be necessary.

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

During the six months ended April 30, 2007, Janus Mid Cap Value Fund's Investor Shares appreciated 11.08% and the Fund's Institutional Shares rose 11.12%, while its benchmark, the Russell Midcap® Value Index, climbed 12.78%. The Russell Midcap® Index was up 12.24% and the S&P 500® Index rose 8.60% in the same period.

Strategy in This Environment

The slight underperformance of the Fund was mainly due to our underweight position in utilities and some weakness in select industrial holdings. However, our overweight position in the materials sector, as well as some strong individual performers, aided returns, as did our underweight position in the consumer discretionary area and financials.

Our sector weightings were relatively unchanged from last period, as is normally the case. We remained overweight in energy, healthcare, industrials and information technology (IT). We were underweight in financials, consumer discretionary and utilities. In general, these relative exposures are a reflection of the number of individual investment opportunities we find rather than any top-down macroeconomic view.

Our biggest underweight for the period was utilities, as our investment philosophy emphasizes companies that we believe have strong balance sheets, positive free cash flow and relatively unregulated franchises. These attributes are rarely found in utilities companies. In the past few years we have been penalized for having an underweight exposure to this group, but over the long term this has been a sound strategy.

In addition, we were underweight financials, largely due to an underweight position in real estate investment trusts (REITs). REITs have enjoyed a tremendous run over the past few years, but we feel the industry is broadly overvalued given that the dividend yield of the typical REIT was less than that of a 10-year Treasury note at period-end and the stocks are selling above most estimates of asset value. In the six-month period ending in April, financials had the least price appreciation of any of the major sectors.

IT and Industrials Weighed on Returns

Looking at individual securities, Avocent, which makes analog and digital KVM (keyboard, video and mouse) switching systems to manage multiple servers, was our weakest performer during the most recent six-month period. The company reported disappointing earnings that we believe are a short-term glitch. We believe that Avocent's long-term fundamentals are positive so we used the price weakness to add to our position.

Southwest Airlines was another performance dampener, as it declined 10% from our recent purchase price. Earnings have been somewhat disappointing as operating costs have increased while passenger load factors have fallen slightly. However, we believe this shortfall is discounted in the stock's historically low valuation, especially given the company's superior balance sheet and leading industry position.

Select Financials and Materials Stocks Aided Performance

AllianceBernstein Holding, one of the largest investment managers in the United States and our Portfolio's largest position, was our top contributor over the last six months. The company's organic growth continued to track at a high single-digit annual rate, with contributions from the company's three distribution channels, including a particularly strong showing in its private client unit. At period end, the stock was supported by its dividend yield.

Our holding in Temple-Inland, a manufacturer of paper, corrugated packaging and building products, was our top individual contributor in the best-performing materials sector. Management responded to pressure from Carl Icahn, one of the company's largest investors, by proposing to split the company into three separate entities.

As has been the case every year except 2002, takeover activity significantly contributed to our results. In the last quarter of 2006, some of the mergers and acquisitions announced included Abbott Laboratories' purchase of Kos Pharmaceuticals,

48 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Biomet's takeout by a group of private equity firms and the Bank of New York and Mellon Financial's merger. In 2007, the technology companies Hyperion Solutions and First Data were the primary buyouts. We purchased some of the companies involved in recent deals in 2006 after their prices had declined because of near-term earnings disappointments. This exemplifies our contrarian philosophy of buying franchises we believe have strong, long-term potential at a time when it appears investor expectations are low and more focused on short-term reports rather than on a firm's intrinsic value.

Looking Ahead

We believe that we are well positioned for longer-term trends in the markets. For several quarters we have added to larger-cap stocks as they have become relatively more attractive than small caps and the lower end of the midcap capitalization spectrum. The relative valuations of larger caps are near the lows of recent decades. Thus, given our sensitivity to risk and valuation, the larger caps have become a larger part of our Portfolio. While we recognize that these stocks could lag in the short-term, we believe these equities offer the best long-term risk/reward relationships in the current scenario.

Our style has always accommodated out-of-favor stocks with growth potential that are trading at historically low valuations. Almost every year we have benefited from merger and acquisition activity, which we expect to remain at a high level for the foreseeable future. These factors have been integral to the Fund's consistently strong past performance, even in markets favoring growth, and we believe should continue to serve us well.

As always, we appreciate your joining us as co-investors in the Fund.

Janus Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P.	0.56%
Temple-Inland, Inc.	0.49%
Kos Pharmaceuticals, Inc.	0.37%
Mosaic Co.	0.35%
Kinder Morgan Energy Partners L.P.	0.30%

5 Largest Detractors from Performance – Holdings

Contribution
Constellation Brands, Inc. - Class A	(0.23)%
Tech Data Corp.	(0.15)%
Omnicare, Inc.	(0.10)%
Southwest Airlines Co.	(0.09)%
Avocent Corp.	(0.08)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Materials	2.13%	8.12%	6.90%
Energy	2.01%	12.71%	4.62%
Financials	1.56%	27.17%	31.26%
Health Care	1.54%	9.98%	3.63%
Industrials	1.32%	12.45%	7.95%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Other*	0.01%	0.00%	0.00%
Telecommunication Services	0.25%	1.91%	1.85%
Utilities	0.55%	2.82%	15.79%
Consumer Staples	0.71%	5.51%	7.26%
Consumer Discretionary	1.08%	8.57%	13.41%

*Industry not classified by Global Classification Standard.

Janus Core, Risk-Managed and Value Funds April 30, 2007 49

Janus Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.4%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.4%
Kinder Morgan Energy Partners L.P. Pipelines	1.3%
Anadarko Petroleum Corp. Oil Companies - Exploration and Production	1.3%
Temple-Inland, Inc. Paper and Related Products	1.3%
7.7%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

50 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007								Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Mid Cap Value Fund Investor Shares	11.08%	16.76%		13.27%		17.83%		0.97%	0.97%
Institutional Shares(1)	11.12%	16.92%		13.48%		17.96%		0.93%	0.82%
Russell Midcap® Value Index	12.78%	19.66%		15.95%		13.06%
Lipper Quartile	–	2	nd	2	nd	1	st
Lipper Ranking - based on total return for Mid-Cap Value Funds	–	128/300		73/178		4/68

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2008. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Lipper ranking is for the Investor Share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – August 12, 1998

(1) Closed to new investors.

Janus Core, Risk-Managed and Value Funds April 30, 2007 51

Janus Mid Cap Value Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,110.80	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Expense Example - Institutional Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,111.20	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.86

*Expenses are equal to the annualized expense ratio of 0.85% for Investor Shares and 0.77% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

52 Janus Core, Risk-Managed and Value Funds April 30, 2007

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 95.5%
Agricultural Chemicals - 1.0%
900,000	Agrium, Inc. (U.S. Shares)	$34,857,000
1,200,000	Mosaic Co.*,#	35,400,000
		70,257,000
Airlines - 1.2%
5,900,000	Southwest Airlines Co.#	84,665,000
Apparel Manufacturers - 0.3%
450,000	Liz Claiborne, Inc.#	20,124,000
Applications Software - 0.3%
800,000	Intuit, Inc.*	22,760,000
Automotive - Truck Parts and Equipment - Original - 0.4%
400,000	Magna International, Inc. - Class A (U.S. Shares)	31,660,000
Beverages - Non-Alcoholic - 0.8%
900,000	PepsiCo, Inc.	59,481,000
Brewery - 0.3%
250,000	Molson Coors Brewing Co. - Class B	23,570,000
Broadcast Services and Programming - 0.2%
500,000	Clear Channel Communications, Inc.#	17,715,000
Building - Residential and Commercial - 0.8%
950,000	D.R. Horton, Inc.#	21,071,000
700,000	Pulte Homes, Inc.	18,830,000
650,000	Toll Brothers, Inc.*,#	19,357,000
		59,258,000
Cellular Telecommunications - 0.6%
650,000	ALLTEL Corp.	40,748,500
Chemicals - Diversified - 0.7%
2,450,000	Huntsman Corp.	48,020,000
Chemicals - Specialty - 1.6%
3,000,000	Chemtura Corp.	33,090,000
850,000	International Flavors & Fragrances, Inc.	41,369,500
700,000	Lubrizol Corp.	41,958,000
		116,417,500
Coal - 0.5%
900,000	Arch Coal, Inc.#	32,463,000
Commercial Banks - 4.1%
1,500,000	Bank of Hawaii Corp.	79,350,001
2,758,808	Colonial BancGroup, Inc.	66,376,920
1,000,000	Cullen/Frost Bankers, Inc.#	51,170,000
1,100,000	Synovus Financial Corp.#	34,716,000
2,350,012	Valley National Bancorp#	59,619,804
		291,232,725
Computers - Integrated Systems - 1.2%
1,750,000	Diebold, Inc.#	83,422,500
Computers - Memory Devices - 0.3%
1,100,000	Western Digital Corp.*	19,448,000
Consumer Products - Miscellaneous - 0.6%
600,000	Kimberly-Clark Corp.	42,702,000
Containers - Metal and Glass - 0.9%
1,279,990	Ball Corp.	64,882,693
Cosmetics and Toiletries - 1.0%
1,050,000	Procter & Gamble Co.	67,525,500
Data Processing and Management - 1.1%
1,400,000	First Data Corp.	45,360,000
650,000	Fiserv, Inc.*	34,560,500
		79,920,500

Shares or Principal Amount		Value
Diagnostic Equipment - 0.1%
137,826	Cytyc Corp.*,#	$4,855,610
Distribution/Wholesale - 2.2%
900,000	Genuine Parts Co.	44,469,000
1,800,000	Tech Data Corp.*	63,972,000
550,000	W.W. Grainger, Inc.	45,441,000
		153,882,000
Diversified Operations - 1.7%
400,000	Dover Corp.	19,248,000
1,000,000	General Electric Co.	36,860,000
1,050,000	Illinois Tool Works, Inc.#	53,875,500
400,000	Tyco International, Ltd. (U.S. Shares)	13,052,000
		123,035,500
Electric - Integrated - 3.0%
2,300,000	DPL, Inc.#	72,105,000
2,000,000	PPL Corp.#	87,220,000
650,000	Public Service Enterprise Group, Inc.	56,192,500
		215,517,500
Electronic Components - Miscellaneous - 0.8%
3,500,000	Vishay Intertechnology, Inc.*	58,275,000
Electronic Components - Semiconductors - 1.4%
2,100,000	OmniVision Technologies, Inc.*,#,£	28,392,000
2,400,000	QLogic Corp.*	42,912,000
1,000,000	Xilinx, Inc.#	29,480,000
		100,784,000
Electronic Connectors - 0.8%
1,000,000	Thomas & Betts Corp.*	54,480,000
Electronic Measuring Instruments - 0.9%
1,850,000	Agilent Technologies, Inc.*	63,584,500
Engineering - Research and Development Services - 1.1%
1,850,000	URS Corp.*	80,845,000
Engines - Internal Combustion - 0.3%
600,000	Briggs & Stratton Corp.#	17,802,000
E-Services/Consulting - 0.6%
1,713,500	Websense, Inc.*,#	42,340,585
Fiduciary Banks - 1.1%
500,000	State Street Corp.	34,435,000
1,125,100	Wilmington Trust Corp.#	45,521,546
		79,956,546
Food - Confectionary - 0.9%
550,000	Hershey Foods Corp.#	30,228,000
650,000	J.M. Smucker Co.#	36,283,000
		66,511,000
Food - Diversified - 1.4%
900,000	General Mills, Inc.#	53,910,000
300,000	H.J. Heinz Co.#	14,133,000
1,000,000	Kraft Foods, Inc. - Class A	33,470,000
		101,513,000
Gas - Distribution - 0.6%
1,300,000	Southern Union Co.	39,598,000
Gold Mining - 0.8%
1,400,200	Newmont Mining Corp.#	58,388,340
Hotels and Motels - 1.2%
1,350,000	Hilton Hotels Corp.	45,900,000
600,000	Starwood Hotels & Resorts Worldwide, Inc.	40,212,000
		86,112,000

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 53

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Instruments - Scientific - 1.7%
792,848	Applera Corp. - Applied Biosystems Group	$24,768,572
1,900,000	PerkinElmer, Inc.	45,980,000
950,000	Thermo Electron Corp.*	49,457,000
		120,205,572
Internet Infrastructure Equipment - 0.8%
2,150,000	Avocent Corp.*,#	60,221,500
Investment Management and Advisory Services - 4.2%
1,850,030	AllianceBernstein Holding L.P.#	168,278,728
650,000	Legg Mason, Inc.#	64,473,500
2,650,000	Waddell & Reed Financial, Inc. - Class A	64,183,000
		296,935,228
Life and Health Insurance - 1.5%
1,000,000	AFLAC, Inc.	51,340,000
1,249,980	Protective Life Corp.	58,624,062
		109,964,062
Linen Supply and Related Items - 0.3%
500,000	Cintas Corp.#	18,735,000
Machinery - Construction and Mining - 0.4%
600,000	Joy Global, Inc.#	30,378,000
Machinery - Farm - 0.8%
500,000	Deere & Co.	54,700,000
Medical - Biomedical and Genetic - 1.1%
750,000	Charles River Laboratories International, Inc.*,#	35,520,000
650,000	Invitrogen Corp.*,#	42,555,500
		78,075,500
Medical - Drugs - 1.9%
700,000	Eli Lilly and Co.	41,391,000
1,100,000	Endo Pharmaceuticals Holdings, Inc.*	34,034,000
1,100,000	Wyeth	61,050,000
		136,475,000
Medical - Generic Drugs - 0.7%
500,000	Barr Pharmaceuticals, Inc.*	24,180,000
1,250,000	Perrigo Co.	23,750,000
		47,930,000
Medical - HMO - 0.9%
600,000	Coventry Health Care, Inc.*	34,698,000
478,600	Health Net, Inc.*	25,873,116
		60,571,116
Medical Instruments - 0.8%
350,000	Beckman Coulter, Inc.#	21,983,500
750,000	St. Jude Medical, Inc.*	32,092,500
		54,076,000
Medical Labs and Testing Services - 0.4%
400,000	Laboratory Corporation of America Holdings*,#	31,576,000
Medical Products - 0.8%
500,000	Biomet, Inc.	21,600,000
270,260	Cooper Companies, Inc.#	13,810,286
300,000	Johnson & Johnson	19,266,000
		54,676,286
Metal - Aluminum - 0.4%
800,000	Alcoa, Inc.	28,392,000

Shares or Principal Amount		Value
Multi-Line Insurance - 1.2%
3,850,000	Old Republic International Corp.	$81,889,500
Networking Products - 0.8%
1,600,000	Foundry Networks, Inc.*,#	24,192,000
1,600,000	Juniper Networks, Inc.*	35,776,000
		59,968,000
Non-Hazardous Waste Disposal - 1.7%
2,250,000	Republic Services, Inc.	62,842,500
1,500,000	Waste Management, Inc.#	56,115,000
		118,957,500
Office Automation and Equipment - 1.3%
1,300,000	Pitney Bowes, Inc.#	62,400,000
1,600,000	Xerox Corp.*	29,600,000
		92,000,000
Oil - Field Services - 0.7%
1,750,000	BJ Services Co.	50,155,000
Oil and Gas Drilling - 0.9%
1,900,000	Nabors Industries, Ltd.*	61,028,000
Oil Companies - Exploration and Production - 6.8%
1,950,000	Anadarko Petroleum Corp.	90,986,999
1,500,000	Bill Barrett Corp.*,#	55,350,000
850,000	Devon Energy Corp.	61,939,500
900,000	Encore Acquisition Co.*,#	24,039,000
2,100,000	Forest Oil Corp.*	74,004,000
1,250,000	Newfield Exploration Co.*	54,687,500
650,000	Noble Energy, Inc.	38,226,500
900,000	Southwestern Energy Co.*,#	37,800,000
1,200,000	St. Mary Land & Exploration Co.#	43,944,000
		480,977,499
Oil Companies - Integrated - 0.5%
300,000	Hess Corp.	17,025,000
200,000	Marathon Oil Corp.	20,310,000
		37,335,000
Oil Field Machinery and Equipment - 0.9%
1,200,000	Grant Prideco, Inc.*	61,848,000
Oil Refining and Marketing - 0.4%
400,000	Valero Energy Corp.	28,092,000
Paper and Related Products - 1.3%
1,500,000	Temple-Inland, Inc.#	88,860,000
Pharmacy Services - 0.7%
1,576,880	Omnicare, Inc.#	52,305,110
Pipelines - 3.3%
600,000	Energy Transfer Partners L.P.	37,554,000
2,022,200	Enterprise Products Partners L.P.#	65,620,390
1,700,000	Kinder Morgan Energy Partners L.P.#	94,265,000
600,000	Plains All American Pipeline L.P.#	35,394,000
		232,833,390
Property and Casualty Insurance - 1.5%
900,000	Mercury General Corp.#	48,735,000
2,550,000	Progressive Corp.#	58,828,500
		107,563,500
Reinsurance - 2.6%
28,000	Berkshire Hathaway, Inc. - Class B*	101,584,000
800,000	Everest Re Group, Ltd.#	80,512,000
		182,096,000

See Notes to Schedules of Investments and Financial Statements.
54 Janus Core, Risk-Managed and Value Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
REIT - Apartments - 1.0%
400,000	Archstone-Smith Trust, Inc.#	$20,844,000
850,000	Equity Residential Properties Trust	39,465,500
204,400	Home Properties, Inc.	11,385,080
		71,694,580
REIT - Diversified - 1.5%
800,000	Crescent Real Estate Equities, Inc.#	16,408,000
850,000	Potlatch Corp.#	36,881,500
1,150,000	Rayonier, Inc.	49,875,500
		103,165,000
REIT - Regional Malls - 0.5%
700,000	Pennsylvania Real Estate Investment Trust	32,522,000
REIT - Shopping Centers - 0.3%
500,000	Weingarten Realty Investors#	23,930,000
REIT - Warehouse and Industrial - 1.0%
488,912	AMB Property Corp.	29,779,630
650,000	ProLogis	42,120,000
		71,899,630
Rental Auto/Equipment - 0.2%
564,500	Aaron Rents, Inc.	16,014,865
Retail - Apparel and Shoe - 2.0%
2,200,000	Charming Shoppes, Inc.*,#	27,500,000
1,100,000	Chico's FAS, Inc.*	28,996,000
1,500,000	Foot Locker, Inc.	35,685,000
700,000	Ross Stores, Inc.#	23,205,000
1,000,000	Urban Outfitters, Inc.*,#	25,760,000
		141,146,000
Retail - Auto Parts - 1.1%
1,006,100	Advance Auto Parts, Inc.	41,451,320
250,000	AutoZone, Inc.*,#	33,260,000
		74,711,320
Retail - Drug Store - 0.5%
1,050,000	CVS/Caremark Corp.	38,052,000
Retail - Mail Order - 0.4%
900,000	Williams-Sonoma, Inc.#	31,698,000
Savings/Loan/Thrifts - 1.1%
2,850,000	Astoria Financial Corp.#	75,696,000
Semiconductor Components/Integrated Circuits - 0.5%
1,000,000	Linear Technology Corp.#	37,420,000
Super-Regional Banks - 3.3%
1,169,440	PNC Bank Corp.	86,655,504
800,000	SunTrust Banks, Inc.	67,536,000
2,300,000	U.S. Bancorp	79,005,000
		233,196,504
Telecommunication Equipment - 0.2%
1,100,000	Avaya, Inc.*,#	14,212,000
Telecommunication Equipment - Fiber Optics - 0.3%
1,000,000	Corning, Inc.*	23,720,000
Telecommunication Services - 0.4%
500,000	Embarq Corp.#	30,020,000
Telephone - Integrated - 1.0%
550,000	CenturyTel, Inc.#	25,327,500
2,400,000	Sprint Nextel Corp.#	48,072,000
		73,399,500

Shares or Principal Amount		Value
Transportation - Railroad - 1.3%
1,500,000	Kansas City Southern*,#	$55,725,000
700,000	Norfolk Southern Corp.	37,268,000
		92,993,000
Transportation - Truck - 0.8%
950,000	J.B. Hunt Transport Services, Inc.#	25,707,000
1,500,000	Knight Transportation, Inc.#	29,205,000
		54,912,000
Total Common Stock (cost $5,759,533,063)		6,782,975,661
Money Markets - 6.1%
282,503,991	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	282,503,991
152,697,218	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	152,697,218
Total Money Markets (cost $435,201,209)		435,201,209
Other Securities - 11.3%
806,321,854	State Street Navigator Securities Lending Prime Portfolio† (cost $806,321,854)	806,321,854
Total Investments (total cost $7,001,056,126) – 112.9%		8,024,498,724
Liabilities, net of Cash, Receivables and Other Assets – (12.9)%		(919,340,219)
Net Assets – 100%		$7,105,158,505

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$154,592,000	1.9%
Canada	66,517,000	0.8%
United States††	7,803,389,724	97.3%
Total	$8,024,498,724	100.0%

††Includes Short-Term Securities and Other Securities (81.8% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 55

Janus Small Cap Value Fund (unaudited) (closed to new investors)

Ticker: JSCVX

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Performance Overview

The rally that began in the second half of 2006 slowed during the first quarter of 2007. Domestic stocks suffered a mid-quarter declining tied to softness in emerging markets and problems in the subprime lending market. However, the market then rebounded quickly and moved to a multiyear high in April as the Federal Reserve dropped its reference to the possibility that a rate increase may be necessary.

In the midst of this elevated volatility, during the six months ended April 30, 2007, Janus Small Cap Value Fund's Investor Shares gained 8.03% and the Fund's Institutional Shares rose 8.18%, outpacing their benchmark the Russell 2000® Value Index, which returned 6.36%.

Both stock selection and group weightings contributed positively to relative performance during the period. The Fund's underweight position to the financial sector paid off in a relative sense, as it was the only sector in the benchmark to post negative returns, whereas, our overweight position to the industrial sector was a benefit given that area's strength. In both cases, our holdings outperformed as well. On the other hand, select holdings within consumer staples and materials lagged and were the Fund's biggest detractors in a relative sense. Over the past six months, around 5% of the Fund's holdings were positively impacted by merger and acquisition (M&A) activity which aided our absolute returns.

Holdings that Contributed to Performance

Industrials have been an area of strength for the past six months. Our overweight position contributed and was bolstered by the performance of most of our larger holdings within the sector. Kansas City Southern, Albany International and Kaydon Corp., three of the Fund's ten largest overall holdings, outperformed both their peers as well as the overall benchmark.

Laidlaw International, a holding that we owned for a number of years, was one of the companies affected by M&A activity. While the deal had yet to close at period end, we liquidated the position and put some of the proceeds to work by taking small positions in truckload carriers such as Heartland Express, Knight Transportation and Celadon at prices well off their highs. These stocks have been under pressure due to capacity and pricing concerns in a slowing economy. However, we believe the balance sheet strength and experienced management teams at Heartland and Knight will enable the companies to bolster their positions in this type of environment, while we also believe Celadon has a nice growth opportunity in Mexico.

Holdings that Detracted from Performance

Oil and gas producer, Edge Petroleum, was our largest detractor during the period. The company's stock price fell as result of lower earnings in the first quarter, driven largely by lower natural gas prices and what we believe to be temporary production shortfalls. We feel comfortable with our position in the stock, given the possibility for long-term growth potential in natural gas and the company's January acquisitions, which we think will lead to a greater depth of drilling prospects going forward.

Another disappointment came from long-term holding Avocent, which makes analog and digital KVM (keyboard, video and mouse) switching systems used to manage multiple servers. In October of last year, we reported that our patience with Avocent had been rewarded. However, the company reported below-expected first-quarter 2007 earnings, due to softness in IT spending, project delays by some customers and a lower level of economic activity than the company had forecasted. We added to our position at prices near our original cost, as we believe Avocent's long term fundamentals remain positive.

Investment Strategy and Outlook

We plan to continue to take gains on stocks that approach our price targets, where we feel the risk/reward profile has deteriorated, and eliminate them when our price objective has been achieved. Over the last six months, our buys and sells have been, for the most part, balanced. However, given that relative valuations of small cap stocks are high and volatility levels are at multiple decade lows, we continue to have difficulty in becoming fully invested.

As always, our focus is on the long-term and the valuations of individual stocks. The slight pick-up in volatility during the last 12 months and during the period presented us with

56 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

the opportunity to increase our equity exposure. In many cases these stocks have been stocks with growth potential that we believed were out of favor and/or were at the higher end of our capitalization spectrum, reflecting the underperformance and relative attractiveness of that ilk from a valuation standpoint. We believe that, in general, these equities offer better risk/reward relationships in the current market and will help us provide the positive consistent results to which we are accustomed.

Thank you for your continued investment in Janus Small Cap Value Fund.

Janus Small Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Kansas City Southern	0.76%
Lubrizol Corp.	0.58%
Bristol West Holdings, Inc.	0.43%
Cooper Tire & Rubber Co.	0.40%
Laidlaw International, Inc.	0.39%

5 Largest Detractors from Performance – Holdings

Contribution
Edge Petroleum Corp.	(0.29)%
Avocent Corp.	(0.23)%
First Charter Corp.	(0.20)%
South Financial Group, Inc.	(0.19)%
Flushing Financial Corp.	(0.15)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Industrials	2.95%	18.41%	11.12%
Energy	1.39%	13.18%	4.19%
Materials	1.25%	6.74%	6.16%
Information Technology	1.13%	13.03%	13.41%
Consumer Discretionary	1.05%	9.94%	15.70%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Financials	(0.23)%	26.18%	34.07%
Utilities	0.00%	0.00%	5.54%
Consumer Staples	0.22%	4.20%	3.62%
Telecommunication Services	0.37%	0.94%	1.50%
Health Care	0.86%	7.40%	4.70%

Janus Core, Risk-Managed and Value Funds April 30, 2007 57

Janus Small Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

UAP Holding Corp. Agricultural Chemicals	2.9%
Kansas City Southern Transportation - Railroad	2.7%
Old Republic International Corp. Multi-Line Insurance	2.6%
Casey's General Stores, Inc. Retail - Convenience Stores	2.6%
Waddell & Reed Financial, Inc. - Class A Investment Management and Advisory Services	2.1%
12.9%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

58 Janus Core, Risk-Managed and Value Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Small Cap Value Fund(1)
Investor Shares	8.03%	11.53%		9.24%		14.86%	1.05%	1.05%
Institutional Shares	8.18%	11.81%		9.50%		15.19%	1.01%	0.84%
Russell 2000® Value Index	6.36%	11.22%		13.06%		13.42%
Lipper Quartile	–	1	st	4	th	N/A*
Lipper Ranking - based on total return for Small-Cap Core Funds	–	98/713		350/432		N/A*

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2008. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund – Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor Share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Due to certain investment strategies, the Fund may have an increased position in cash.

*The Fund's ten-year Lipper ranking is not available.

(1) Closed to new investors.

Janus Core, Risk-Managed and Value Funds April 30, 2007 59

Janus Small Cap Value Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,080.30	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06
Expense Example - Institutional Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,081.80	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio of 1.01% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

60 Janus Core, Risk-Managed and Value Funds April 30, 2007

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 94.1%
Agricultural Chemicals - 2.9%
1,900,000	UAP Holding Corp.#	$52,573,000
Apparel Manufacturers - 0.7%
500,000	Carter's, Inc.*,#	13,100,000
Automotive - Medium and Heavy Duty Trucks - 0.5%
577,500	A.S.V., Inc.*,#	8,766,450
Building - Mobile Home and Manufactured Homes - 0.4%
450,000	Monaco Coach Corp.#	6,898,500
Building and Construction Products - Miscellaneous - 0.6%
550,000	Trex Company, Inc.*,#	11,214,500
Chemicals - Specialty - 3.3%
1,500,000	Chemtura Corp.#	16,545,000
947,300	Ferro Corp.#	19,713,313
400,000	Lubrizol Corp.#	23,976,000
		60,234,313
Coal - 0.4%
210,000	Arch Coal, Inc.#	7,574,700
Commercial Banks - 7.9%
1,900,000	F.N.B. Corp.#	31,882,000
1,250,000	First Charter Corp.#	27,425,000
1,750,010	First Financial Bancorp.#	26,075,149
350,000	First Midwest Bancorp, Inc.#	12,579,000
1,450,000	Old National Bancorp#	25,926,000
800,000	South Financial Group, Inc.#	18,104,000
		141,991,149
Commercial Services - 0.3%
303,300	ICT Group, Inc.*,#	5,699,007
Computer Services - 0.9%
250,000	Covansys Corp.*,#	8,350,000
350,000	SRA International, Inc.*,#	8,550,500
		16,900,500
Computers - Integrated Systems - 0.3%
225,000	Jack Henry & Associates, Inc.#	5,343,750
Consulting Services - 1.3%
350,000	MAXIMUS, Inc.	12,229,000
550,000	Navigant Consulting, Inc.*,#	10,549,000
		22,778,000
Decision Support Software - 0.5%
950,000	Wind River Systems, Inc.*	9,338,500
Distribution/Wholesale - 1.0%
500,000	Tech Data Corp.*	17,770,000
Diversified Operations - 2.2%
525,000	A.O. Smith Corp.#	20,002,500
1,250,000	Federal Signal Corp.#	19,737,500
		39,740,000
Electric Products - Miscellaneous - 0.4%
200,000	Littelfuse, Inc.*,#	8,022,000
Electronic Components - Miscellaneous - 0.9%
950,000	Vishay Intertechnology, Inc.*,#	15,817,500
Electronic Components - Semiconductors - 2.2%
1,100,000	OmniVision Technologies, Inc.*,#	14,872,000
800,000	QLogic Corp.*,#	14,304,000
800,000	Semtech Corp.*,#	11,536,000
		40,712,000

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.8%
600,000	Orbotech, Ltd. (U.S. Shares)*	$13,758,000
Engineering - Research and Development Services - 1.4%
600,000	URS Corp.*	26,220,000
Engines - Internal Combustion - 0.8%
500,000	Briggs & Stratton Corp.#	14,835,000
E-Services/Consulting - 1.0%
700,000	Websense, Inc.*,#	17,297,000
Fiduciary Banks - 0.7%
450,000	Boston Private Financial Holdings, Inc.#	12,514,500
23,100	Wilmington Trust Corp.	934,626
		13,449,126
Finance - Investment Bankers/Brokers - 1.1%
600,000	KBW, Inc.*,#	19,596,000
Food - Retail - 1.4%
875,000	Ruddick Corp.#	26,276,250
Footwear and Related Apparel - 1.7%
1,100,000	Wolverine World Wide, Inc.#	31,438,000
Industrial Automation and Robotics - 0.8%
684,300	Cognex Corp.#	14,746,665
Instruments - Scientific - 1.2%
675,000	PerkinElmer, Inc.#	16,335,000
100,000	Varian, Inc.*,#	5,796,000
		22,131,000
Internet Infrastructure Equipment - 1.0%
625,000	Avocent Corp.*,#	17,506,250
Investment Management and Advisory Services - 2.1%
1,600,000	Waddell & Reed Financial, Inc. - Class A#	38,752,000
Lasers - Systems and Components - 0.6%
546,700	Electro Scientific Industries, Inc.*,#	11,262,020
Machinery - General Industrial - 2.0%
950,000	Albany International Corp. - Class A#	36,385,000
Medical - Generic Drugs - 1.9%
1,850,000	Perrigo Co.	35,150,000
Medical Information Systems - 1.5%
540,000	Computer Programs and Systems, Inc.#,£	17,199,000
600,000	Dendrite International, Inc.*	9,540,000
		26,739,000
Medical Products - 0.3%
250,000	Wright Medical Group, Inc.*,#	5,905,000
Medical Sterilization Products - 1.4%
1,000,000	Steris Corp.#	25,560,000
Metal Processors and Fabricators - 1.6%
600,000	Kaydon Corp.#	28,518,000
Multi-Line Insurance - 2.6%
2,250,000	Old Republic International Corp.	47,857,500
Networking Products - 0.3%
400,000	Foundry Networks, Inc.*	6,048,000
Office Furnishings - Original - 0.9%
400,000	HNI Corp.#	16,696,000
Oil - U.S. Royalty Trusts - 0.5%
349,957	Hugoton Royalty Trust#	9,308,856
Oil Companies - Exploration and Production - 8.5%
300,000	Bill Barrett Corp.*,#	11,070,000

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 61

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
800,000	Bois d'Arc Energy, Inc.*,#	$11,976,000
1,150,000	Compton Petroleum Corp.*	12,288,494
1,750,000	Edge Petroleum Corp.*,#,£	24,027,500
450,000	Encore Acquisition Co.*,#	12,019,500
800,000	Forest Oil Corp.*,	28,192,000
950,000	Petrohawk Energy Corp.*	13,727,500
525,000	Quest Resource Corp.*	5,040,000
950,000	St. Mary Land & Exploration Co.#	34,789,000
		153,129,994
Oil Field Machinery and Equipment - 0.6%
175,000	Lufkin Industries, Inc.#	10,888,500
Paper and Related Products - 0.9%
1,100,000	Glatfelter#	16,445,000
Physician Practice Management - 0.4%
275,000	Matria Healthcare, Inc.*,#	7,969,500
Pipelines - 2.6%
175,000	Magellan Midstream Partners L.P.#	8,888,250
450,000	Regency Energy Partners L.P.#	12,033,000
532,800	Williams Partners L.P.#	25,537,104
		46,458,354
Property and Casualty Insurance - 1.6%
900,000	Bristol West Holdings, Inc.#	19,944,000
175,000	RLI Corp.#	9,745,750
		29,689,750
Publishing - Books - 0.6%
350,000	Scholastic Corp.*,#	10,804,500
Publishing - Newspapers - 0.3%
213,700	Lee Enterprises, Inc.	5,594,666
Radio - 1.2%
800,000	Entercom Communications Corp.#	22,192,000
REIT - Diversified - 2.0%
378,938	Potlatch Corp.#	16,442,120
450,000	Rayonier, Inc.#	19,516,500
		35,958,620
REIT - Manufactured Homes - 1.3%
425,000	Equity Lifestyle Properties, Inc.#	23,064,750
REIT - Storage - 0.6%
550,000	U-Store-It Trust#	10,125,500
REIT - Warehouse and Industrial - 0.6%
200,000	EastGroup Properties, Inc.	10,022,000
Retail - Apparel and Shoe - 1.6%
600,000	Christopher & Banks Corp.#	10,386,000
600,000	Finish Line (The), Inc. - Class A#	7,914,000
450,000	Foot Locker, Inc.#	10,705,500
		29,005,500
Retail - Convenience Stores - 2.6%
1,900,000	Casey's General Stores, Inc.#	47,785,000
Retail - Discount - 0.4%
550,000	Tuesday Morning Corp.#	7,678,000
Retail - Leisure Products - 0.3%
280,500	MarineMax, Inc.*,#	5,562,315
Retail - Mail Order - 0.5%
250,000	Williams-Sonoma, Inc.#	8,805,000

Shares or Principal Amount		Value
Retail - Propane Distribution - 1.3%
700,000	Inergy L.P.#	$24,220,000
Retail - Restaurants - 0.5%
575,000	Steak n Shake Co.*,#	9,297,750
Rubber - Tires - 0.3%
300,000	Cooper Tire & Rubber Co.#	5,799,000
Savings/Loan/Thrifts - 4.9%
375,000	Astoria Financial Corp.#	9,960,000
1,800,000	Dime Community Bancshares#	23,958,000
1,100,000	First Niagara Financial Group, Inc.#	14,960,000
1,320,000	Flushing Financial Corp.#,£	20,526,000
1,100,000	Provident Financial Services, Inc.#	18,854,000
		88,258,000
Semiconductor Equipment - 0.3%
300,000	Teradyne, Inc.*	5,235,000
Telecommunication Services - 1.3%
449,999	Harris Stratex Networks, Inc. - Class A*,#	8,972,980
1,200,000	Premiere Global Services, Inc.*,#	14,604,000
		23,576,980
Transportation - Railroad - 2.7%
1,300,000	Kansas City Southern*,#	48,295,000
Transportation - Truck - 1.9%
700,000	Celadon Group, Inc.*,#	11,522,000
750,000	Heartland Express, Inc.#	12,922,500
490,000	Knight Transportation, Inc.#	9,540,300
		33,984,800
Total Common Stock (cost $1,399,305,874)		1,709,754,015
Money Markets - 6.1%
101,626,263	Institutional Cash Management Fund - Institutional Shares, 5.32%	101,626,263
9,917,943	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	9,917,943
Total Money Markets (cost $111,544,206)		111,544,206
Other Securities - 25.8%
432,169,908	State Street Navigator Securities Lending Prime Portfolio†	432,169,908
37,598,443	U.S. Treasury Notes/Bonds†	37,598,443
Total Other Securities (cost $469,768,351)		469,768,351
Total Investments (total cost $1,980,618,431) – 126.0%		2,291,066,572
Liabilities, net of Cash, Receivables and Other Assets – (26.0)%		(472,538,602)
Net Assets – 100%		$1,818,527,970

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Canada	$12,288,494	0.5%
Israel	13,758,000	0.6%
United States††	2,265,020,078	98.9%
Total	$2,291,066,572	100.0%

††Includes Short-Term Securities and Other Securities (73.5% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
62 Janus Core, Risk-Managed and Value Funds April 30, 2007

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Janus Core, Risk-Managed and Value Funds April 30, 2007 63

Statements of Assets and Liabilities

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Balanced Fund	Janus Contrarian Fund		Janus Fundamental Equity Fund(1)	Janus Growth and Income Fund
Assets:
Investments at cost(2)	$2,800,508	$5,309,721		$997,642	$5,936,285
Investments at value(2)	$3,248,652	$7,250,387		$1,186,348	$7,122,210
Cash	205	4,354		852	1,221
Cash denominated in foreign currency(3)	–	–		–	1,359
Restricted cash (Note 1)	–	94,881		–	–
Receivables:
Investments sold	9,586	704		39	105,000
Fund shares sold	2,775	20,438		485	2,026
Dividends	1,469	6,684		527	10,144
Interest	12,554	1,244		34	118
Other assets	183	37		10	98
Forward currency contracts	97	617		–	–
Total Assets	3,275,521	7,379,346		1,188,295	7,242,176
Liabilities:
Payables:
Options written, at value(4)	–	12,710		205	217
Collateral for securities loaned (Note 1)	635,839	534,502		102,824	477,053
Due to Custodian	–	–		–	–
Investments purchased	10,221	31,147		9,474	49,973
Fund shares repurchased	2,236	5,045		1,527	70,367
Dividends and distributions	39	10		–	–
Advisory fees	1,163	3,879		523	3,386
Transfer agent fees and expenses	539	1,271		255	1,479
Administrative services fees	N/A	N/A		N/A	N/A
Non-interested Trustees' fees and expenses	19	29		9	58
Foreign tax liability	–	4,455		–	3,657
Accrued expenses	149	277		100	396
Variation margin	–	–		–	–
Forward currency contracts	1,407	7,484		325	2,696
Total Liabilities	651,612	600,809		115,242	609,282
Net Assets	$2,623,909	$6,778,537		$1,073,053	$6,632,894
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,170,359	$4,912,307		$841,943	$5,056,039
Undistributed net investment income/(loss)*	9,054	6,589		1,736	43,721
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,346)	(71,722)		40,951	353,362
Unrealized appreciation/(depreciation) of investments and foreign currency translations	446,842	1,931,363	(5)	188,423	1,179,772	(5)
Total Net Assets	$2,623,909	$6,778,537		$1,073,053	$6,632,894
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,811	354,607		39,020	164,620
Net Asset Value Per Share	$25.52	$19.12		$27.50	$40.29
Net Assets - Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets - Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*  See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Core Equity Fund.

(2)  Investments at cost and value include $619,497,277, $520,732,353, $99,707,880, $463,246,550, $31,812,471, $786,288,256 and $458,268,885 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).

(3)  Includes cost of $1,360,957 for Janus Growth and Income Fund.

(4)  Includes premiums of $14,728,328, $246,324 and $392,438 on written options for Janus Contrarian Fund, Janus Fundamental Equity Fund and Janus Growth and Income Fund, respectively.

(5)  Net of foreign taxes on investments of $4,455,460 and $3,656,609 for Janus Contrarian Fund and Janus Growth and Income Fund, respectively.

See Notes to Financial Statements.
64 Janus Core, Risk-Managed and Value Funds April 30, 2007

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	INTECH Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Assets:
Investments at cost(2)	$538,057	$7,001,056	$1,980,618
Investments at value(2)	$614,155	$8,024,499	$2,291,067
Cash	93	–	244
Cash denominated in foreign currency(3)	–	–	–
Restricted cash (Note 1)	–	–	–
Receivables:
Investments sold	–	43,226	12,097
Fund shares sold	703	6,654	950
Dividends	607	5,583	1,251
Interest	102	1,653	736
Other assets	48	58	21
Forward currency contracts	–	–	–
Total Assets	615,708	8,081,673	2,306,366
Liabilities:
Payables:
Options written, at value(4)	–	–	–
Collateral for securities loaned (Note 1)	32,567	806,322	469,768
Due to Custodian	–	34	–
Investments purchased	–	159,726	12,642
Fund shares repurchased	1,026	5,731	3,985
Dividends and distributions	–	–	–
Advisory fees	205	2,905	1,077
Transfer agent fees and expenses	142	1,282	192
Administrative services fees	24	288	76
Non-interested Trustees' fees and expenses	5	46	13
Foreign tax liability	–	–	–
Accrued expenses	60	180	85
Variation margin	188	–	–
Forward currency contracts	–	–	–
Total Liabilities	34,217	976,514	487,838
Net Assets	$581,491	$7,105,159	$1,818,528
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$484,155	$5,637,382	$1,355,003
Undistributed net investment income/(loss)*	2,249	36,596	9,748
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	18,091	407,738	143,329
Unrealized appreciation/(depreciation) of investments and foreign currency translations	76,996	1,023,443	310,448
Total Net Assets	$581,491	$7,105,159	$1,818,528
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,686
Net Asset Value Per Share	$16.76
Net Assets - Investor Shares		$5,907,410	$973,697
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		231,033	35,779
Net Asset Value Per Share		$25.57	$27.21
Net Assets - Institutional Shares		$1,197,749	$844,831
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		46,642	30,755
Net Asset Value Per Share		$25.68	$27.47

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 65

Statements of Operations

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund	Janus Fundamental Equity Fund(1)	Janus Growth and Income Fund
Investment Income:
Interest	$23,553	$–	$–	$3
Securities lending income	420	4,160	190	550
Dividends	15,933	24,556	6,365	96,459
Dividends from affiliates	1,589	4,482	454	2,087
Foreign tax withheld	(731)	(975)	(127)	(1,769)
Total Investment Income	40,764	32,223	6,882	97,330
Expenses:
Advisory fees	6,856	17,832	3,094	20,602
Transfer agent fees and expenses	2,688	5,379	1,162	7,218
Registration fees	30	109	32	44
Postage and mailing expenses	104	298	85	356
Custodian fees	36	260	24	104
Professional fees	12	14	9	15
Non-interested Trustees' fees and expenses	48	95	22	140
Printing expenses	144	400	113	459
Administrative services fees	N/A	N/A	N/A	N/A
Other expenses	70	73	31	102
Non-recurring costs (Note 2)	1	–	–	1
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	–	–	(1)
Total Expenses	9,988	24,460	4,572	29,040
Expense and Fee Offset	(75)	(135)	(35)	(224)
Net Expenses	9,913	24,325	4,537	28,816
Less: Excess Expense Reimbursement	–	–	–	–
Net Expenses after Expense Reimbursement	9,913	24,325	4,537	28,816
Net Investment Income/(Loss)	30,851	7,898	2,345	68,514
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	107,655	137,662	41,626	439,333
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from option contracts	–	(43)	657	949
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	38,970	899,730 (2)	42,811	44,312 (2)
Payment from affiliate (Note 2)	8	31	10	20
Net Gain/(Loss) on Investments	146,633	1,037,380	85,104	484,614
Net Increase/(Decrease) in Net Assets Resulting from Operations	$177,484	$1,045,278	$87,449	$553,128

(1)  Formerly named Janus Core Equity Fund.

(2)  Net of foreign taxes on investments of $4,455,460 and $3,656,609 for Janus Contrarian Fund and Janus Growth and Income Fund, respectively.

See Notes to Financial Statements.
66 Janus Core, Risk-Managed and Value Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	INTECH Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Investment Income:
Interest	$37	$41	$8
Securities lending income	5	425	686
Dividends	4,879	72,090	13,346
Dividends from affiliates	605	10,995	4,277
Foreign tax withheld	–	(52)	–
Total Investment Income	5,526	83,499	18,317
Expenses:
Advisory fees	1,171	18,669	6,752
Transfer agent fees and expenses	614	6,628	1,849
Registration fees	31	119	52
Postage and mailing expenses	42	144	53
Custodian fees	12	33	14
Professional fees	17	16	15
Non-interested Trustees' fees and expenses	12	129	31
Printing expenses	69	229	94
Administrative services fees	135	1,648	474
Other expenses	92	110	51
Non-recurring costs (Note 2)	–	1	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	(1)	–
Total Expenses	2,195	27,725	9,385
Expense and Fee Offset	(19)	(145)	(90)
Net Expenses	2,176	27,580	9,295
Less: Excess Expense Reimbursement	–	(179)	(726)
Net Expenses after Expense Reimbursement	2,176	27,401	8,569
Net Investment Income/(Loss)	3,350	56,098	9,748
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	18,753	420,202	144,316
Net realized gain/(loss) from futures contracts	1,091	–	–
Net realized gain/(loss) from option contracts	–	(498)	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	19,631	221,570	(6,440)
Payment from affiliate (Note 2)	7	19	5
Net Gain/(Loss) on Investments	39,482	641,293	137,881
Net Increase/(Decrease) in Net Assets Resulting from Operations	$42,832	$697,391	$147,629

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 67

Statements of Changes in Net Assets

For the six-month period ended April 30, 2007 (unaudited)
and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Balanced Fund		Janus Contrarian Fund		Janus Fundamental Equity Fund(1)
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$30,851	$46,295	$7,898	$49,378	$2,345	$4,688
Net realized gain/(loss) from investment and foreign currency transactions	107,655	158,900	137,662	462,282	41,626	75,801
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–
Net realized gain/(loss) from option contracts	–	–	(43)	(459)	657	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	38,970	108,343	899,730	219,385	42,811	35,646
Payment from affiliate (Note 2)	8	61	31	15	10	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	177,484	313,599	1,045,278	730,601	87,449	116,136
Dividends and Distributions to Shareholders:
Net investment income*	(28,742)	(46,407)	(49,011)	(7,685)	(4,601)	(2,545)
Net realized gain/(loss) from investment transactions*	–	–	(430,951)	(37,165)	(1,001)	–
Net (Decrease) from Dividends and Distributions	(28,742)	(46,407)	(479,962)	(44,850)	(5,602)	(2,545)
Capital Share Transactions:
Shares sold	224,227	251,997	2,124,146	1,087,962	124,281	488,915
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	28,337	45,658	469,017	43,903	5,486	2,455
Shares repurchased	(255,634)	(593,917)	(382,871)	(721,011)	(156,876)	(307,535)
Net Increase/(Decrease) from Capital Share Transactions	(3,070)	(296,262)	2,210,292	410,854	(27,109)	183,835
Net Increase/(Decrease) in Net Assets	145,672	(29,070)	2,775,608	1,096,605	54,738	297,426
Net Assets:
Beginning of period	2,478,237	2,507,307	4,002,929	2,906,324	1,018,315	720,889
End of period	$2,623,909	$2,478,237	$6,778,537	$4,002,929	$1,073,053	$1,018,315
Undistributed net investment income/(loss)*	$9,054	$6,945	$6,589	$47,702	$1,736	$3,992

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Core Equity Fund

See Notes to Financial Statements.
68 Janus Core, Risk-Managed and Value Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited)
and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Growth and Income Fund		INTECH Risk-Managed Stock Fund
	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$68,514	$126,803	$3,350	$3,499
Net realized gain/(loss) from investment and foreign currency transactions	439,333	451,415	18,753	24,487
Net realized gain/(loss) from futures contracts	–	–	1,091	441
Net realized gain/(loss) from option contracts	949	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	44,312	84,529	19,631	28,593
Payment from affiliate (Note 2)	20	5	7	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	553,128	662,752	42,832	57,020
Dividends and Distributions to Shareholders:
Net investment income*	(47,362)	(96,014)	(3,639)	(3,348)
Net realized gain/(loss) from investment transactions*	–	–	(26,902)	(19,387)
Net (Decrease) from Dividends and Distributions	(47,362)	(96,014)	(30,541)	(22,735)
Capital Share Transactions:
Shares sold	296,223	1,479,788	112,797	180,936
Redemption fees	N/A	N/A	56	55
Reinvested dividends and distributions	46,251	93,503	30,089	22,377
Shares repurchased	(996,163)	(1,094,153)	(72,324)	(118,285)
Net Increase/(Decrease) from Capital Share Transactions	(653,689)	479,138	70,618	85,083
Net Increase/(Decrease) in Net Assets	(147,923)	1,045,876	82,909	119,368
Net Assets:
Beginning of period	6,780,817	5,734,941	498,582	379,214
End of period	$6,632,894	$6,780,817	$581,491	$498,582
Undistributed net investment income/(loss)*	$43,721	$22,569	$2,249	$2,538

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 69

Statements of Changes in Net Assets (continued)

For the six-month period ended April 30, 2007 (unaudited)
and for the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$56,098	$97,539	$9,748	$32,389
Net realized gain/(loss) from investment and foreign currency transactions	420,202	394,846	144,316	308,738
Net realized gain/(loss) from option contracts	(498)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	221,570	382,219	(6,440)	(38,514)
Payment from affiliate (Note 2)	19	2	5	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	697,391	874,606	147,629	302,616
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(65,897)	(44,875)	(16,023)	(12,646)
Institutional Shares	(14,793)	(9,171)	(14,570)	(13,292)
Net realized gain from investment transactions*
Investor Shares	(339,400)	(338,149)	(171,007)	(186,826)
Institutional Shares	(69,308)	(60,135)	(140,006)	(165,355)
Net Decrease from Dividends and Distributions	(489,398)	(452,330)	(341,606)	(378,119)
Capital Share Transactions:
Shares sold
Investor Shares	737,911	1,506,032	59,485	166,714
Institutional Shares	79,012	297,008	74,821	122,109
Reinvested dividends and distributions
Investor Shares	390,397	368,965	180,152	179,568
Institutional Shares	81,871	67,559	148,742	169,560
Shares repurchased
Investor Shares	(574,867)	(1,231,742)	(313,190)	(494,047)
Institutional Shares	(66,652)	(103,713)	(214,404)	(515,328)
Net Increase/(Decrease) from Capital Share Transactions	647,672	904,109	(64,394)	(371,424)
Net Increase/(Decrease) in Net Assets	855,665	1,326,385	(258,371)	(446,927)
Net Assets:
Beginning of period	6,249,494	4,923,109	2,076,899	2,523,826
End of period	$7,105,159	$6,249,494	$1,818,528	$2,076,899
Undistributed net investment income/(loss)*	$36,596	$61,188	$9,748	$30,593

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
70 Janus Core, Risk-Managed and Value Funds April 30, 2007

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Balanced Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$24.07		$21.62		$20.33		$19.34		$18.08		$19.27
Income from Investment Operations:
Net investment income/(loss)	.30		.43		.42		.38		.38		.47
Net gain/(loss) on securities (both realized and unrealized)	1.43		2.45		1.28		.99		1.28		(1.20)
Total from Investment Operations	1.73		2.88		1.70		1.37		1.66		(.73)
Less Distributions and Other:
Dividends (from net investment income)*	(.28)		(.43)		(.41)		(.38)		(.40)		(.46)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–		–
Total Distributions and Other	(.28)		(.43)		(.41)		(.38)		(.40)		(.46)
Net Asset Value, End of Period	$25.52		$24.07		$21.62		$20.33		$19.34		$18.08
Total Return**	7.24	%(2)	13.41	%(2)	8.43	%(2)	7.11	%(2)	9.34%		(3.85)%
Net Assets, End of Period (in thousands)	$2,623,909		$2,478,237		$2,507,307		$2,849,423		$3,928,565		$3,935,993
Average Net Assets for the Period (in thousands)	$2,524,867		$2,499,295		$2,720,829		$3,234,587		$4,004,101		$4,278,174
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.80%		0.82%		0.80%		0.87%		0.89%		0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%		0.81%		0.79%		0.87%		0.88%		0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.46%		1.85%		1.93%		1.82%		2.00%		2.44%
Portfolio Turnover Rates***	56%		50%		47%		45%		73%		88%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Contrarian Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$17.44		$14.20		$11.74		$9.97		$6.95		$8.42
Income from Investment Operations:
Net investment income/(loss)	.02		.21		.05		.01		–	(5)	– (5)
Net gain/(loss) on securities (both realized and unrealized)	3.68		3.25		2.44		1.76		3.03		(1.45)
Total from Investment Operations	3.70		3.46		2.49		1.77		3.03		(1.45)
Less Distributions and Other:
Dividends (from net investment income)*	(.21)		(.04)		(.03)		–		(.01	)(6)	(.02)
Distributions (from capital gains)*	(1.81)		(.18)		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–		–
Total Distributions and Other	(2.02)		(.22)		(.03)		–		(.01)		(.02)
Net Asset Value, End of Period	$19.12		$17.44		$14.20		$11.74		$9.97		$6.95
Total Return**	22.86	%(2)	24.60	%(2)	21.19	%(2)	17.75	%(2)	43.57%		(17.23)%
Net Assets, End of Period (in thousands)	$6,778,537		$4,002,929		$2,906,324		$2,383,959		$2,498,836		$1,287,494
Average Net Assets for the Period (in thousands)	$5,174,297		$3,511,568		$2,716,329		$2,497,342		$1,862,723		$1,808,435
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.95%		0.95%		0.93%		0.98%		1.02%		1.01%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%		0.94%		0.93%		0.98%		1.01%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%		1.41%		0.45%		0.07%		(0.17)%		0.03%
Portfolio Turnover Rates***	21%		39%		42%		30%		44%		60%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 71

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Fundamental Equity Fund(1)
and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$25.43		22.15		$18.78		$17.04		$14.99	$16.78
Income from Investment Operations:
Net investment income/(loss)	.06		.11		.11		.05		.07	.11
Net gain/(loss) on securities (both realized and unrealized)	2.15		3.24		3.34		1.75		2.09	(1.81)
Total from Investment Operations	2.21		3.35		3.45		1.80		2.16	(1.70)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.07)		(.08)		(.06)		(.11)	(.09)
Distributions (from capital gains)*	(.03)		–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–		–	–
Total Distributions and Other	(.14)		(.07)		(.08)		(.06)		(.11)	(.09)
Net Asset Value, End of Period	$27.50		$25.43		$22.15		$18.78		$17.04	$14.99
Total Return**	8.72	%(3)	15.15	%(3)	18.44	%(4)	10.61%		14.54%	(10.26)%
Net Assets, End of Period (in thousands)	$1,073,053		$1,018,315		$720,889		$613,269		$707,852	$706,548
Average Net Assets for the Period (in thousands)	$1,042,681		$955,696		$652,913		$653,639		$708,023	$801,601
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.88%		0.92%		0.90%		0.97%		0.97%	0.92%
Ratio of Net Expenses to Average Net Assets***(5)	0.88%		0.91%		0.89%		0.97%		0.96%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%		0.49%		0.50%		0.24%		0.40%	0.66%
Portfolio Turnover Rates***	36%		46%		74%		58%		77%	98%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Growth and Income Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$37.36		$33.97		$29.29		$27.12		$23.70	$27.99
Income from Investment Operations:
Net investment income/(loss)	.42		.61		.24		.07		.17	.20
Net gain/(loss) on securities (both realized and unrealized)	2.78		3.30		4.66		2.17		3.43	(4.28)
Total from Investment Operations	3.20		3.91		4.90		2.24		3.60	(4.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.27)		(.52)		(.22)		(.07)		(.18)	(.21)
Distributions (from capital gains)*	–		–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.27)		(.52)		(.22)		(.07)		(.18)	(.21)
Net Asset Value, End of Period	$40.29		$37.36		$33.97		$29.29		$27.12	$23.70
Total Return**	8.61	%(3)	11.56	%(3)	16.79	%(3)	8.28	%(3)	15.20%	(14.62)%
Net Assets, End of Period (in thousands)	$6,632,894		$6,780,817		$5,734,941		$5,177,210		$6,003,140	$5,327,674
Average Net Assets for the Period (in thousands)	$6,713,986		$6,677,364		$5,454,668		$5,568,170		$5,715,041	$6,479,535
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.87%		0.89%		0.88%		0.92%		0.91%	0.90%
Ratio of Net Expenses to Average Net Assets***(5)	0.87%		0.88%		0.87%		0.92%		0.91%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.06%		1.90%		0.68%		0.24%		0.67%	0.73%
Portfolio Turnover Rates***	60%		50%		38%		41%		50%	49%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Core Equity Fund.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.
72 Janus Core, Risk-Managed and Value Funds April 30, 2007

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	INTECH Risk-Managed Stock Fund
and through each fiscal year or period ended October 31	2007		2006	2005	2004		2003(1)
Net Asset Value, Beginning of Period	$16.46		$15.28	$13.98	$12.44		$10.00
Income from Investment Operations:
Net investment income/(loss)	.10		.12	.12	.08		.01
Net gain/(loss) on securities (both realized and unrealized)	1.19		1.96	1.89	1.75		2.43
Total from Investment Operations	1.29		2.08	2.01	1.83		2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.12)		(.13)	(.08)	(.03)		–
Distributions (from capital gains)*	(.87)		(.77)	(.63)	(.26)		–
Redemption fees	–	(2)	– (2)	– (2)	–	(2)	–	(2)
Payment from affiliate	–	(3)	–	–	–		–
Total Distributions and Other	(.99)		(.90)	(.71)	(.29)		–
Net Asset Value, End of Period	$16.76		$16.46	$15.28	$13.98		$12.44
Total Return**	8.11	%(4)	14.10%	14.79%	15.06%		24.40%
Net Assets, End of Period (in thousands)	$581,491		$498,582	$379,214	$181,903		$88,936
Average Net Assets for the Period (in thousands)	$542,921		$433,127	$308,431	$129,518		$50,912
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.82%		0.91%	0.89%	0.69	%(7)	1.13	%(7)
Ratio of Net Expenses to Average Net Assets***(5)	0.81%		0.90%	0.88%	0.69%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.24%		0.81%	0.92%	0.72%		0.24%
Portfolio Turnover Rates***	89%		108%	81%	71%		39%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period February 28, 2003 (inception date) through October 31, 2003.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(7)  The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 73

Financial Highlights - Investor Shares

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)
and through the fiscal years ended October 31, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and the fiscal year ended September 30, 2002	2007		2006		2005		2004		2003	2003		2002
Net Asset Value, Beginning of Period	$24.87		$23.24		$22.22		$18.94		$15.15	$13.71		$14.30
Income from Investment Operations:
Net investment income/(loss)	.20		.37		.14		.10		.03	.03		.02
Net gain/(loss) on securities (both realized and unrealized)	2.43		3.33		2.89		3.28		3.76	1.44		(.23)
Total from Investment Operations	2.63		3.70		3.03		3.38		3.79	1.47		(.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.31)		(.24)		(.08)		(.10)		–	(.03)		(.03)
Distributions (from capital gains)*	(1.62)		(1.83)		(1.93)		–		–	–		(.35)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–		–
Total Distributions and Other	(1.93)		(2.07)		(2.01)		(.10)		–	(.03)		(.38)
Net Asset Value, End of Period	$25.57		$24.87		$23.24		$22.22		$18.94	$15.15		$13.71
Total Return**	11.08	%(3)	16.88	%(3)	14.26	%(4)	17.92	%(3)	25.02%	10.73%		(1.96)%
Net Assets, End of Period (in thousands)	$5,907,410		$5,181,449		$4,188,183		$2,978,875		$1,494,209	$1,033,772		$782,101
Average Net Assets for the Period (in thousands)	$5,512,861		$4,806,698		$3,797,215		$2,244,533		$1,262,496	$962,030		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.85%		0.93%		0.93%		0.94%		1.08%	1.14	%(7)(8)	1.17%
Ratio of Net Expenses to Average Net Assets***(5)	0.84%		0.93%		0.92%		0.94%		1.08%	1.14	%(7)(8)	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.69%		1.69%		0.67%		0.56%		0.45%	0.44%		0.28%
Portfolio Turnover Rates***	97%		95%		86%		91%		97%	94%		65%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)
and through the fiscal years ended October 31, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and the fiscal year ended September 30, 2002	2007		2006		2005		2004		2003	2003		2002
Net Asset Value, Beginning of Period	$30.29		$31.16		$32.98		$28.63		$23.07	$21.96		$24.49
Income from Investment Operations:
Net investment income/(loss)	.17		.39		.29		.31		.09	.03		.06
Net gain/(loss) on securities (both realized and unrealized)	2.03		3.49		3.16		4.16		5.47	2.07		(.16)
Total from Investment Operations	2.20		3.88		3.45		4.47		5.56	2.10		(.10)
Less Distributions and Other:
Dividends (from net investment income)*	(.45)		(.30)		(.31)		(.12)		–	(.03)		(.18)
Distributions (from capital gains)*	(4.83)		(4.45)		(4.96)		–		–	(.96)		(2.25)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–		–
Total Distributions and Other:	(5.28)		(4.75)		(5.27)		(.12)		–	(.99)		(2.43)
Net Asset Value, End of Period	$27.21		$30.29		$31.16		$32.98		$28.63	$23.07		$21.96
Total Return**	8.03	%(3)	13.71	%(3)	11.34	%(3)	15.65	%(3)	24.15%	9.56%		(2.52)%
Net Assets, End of Period (in thousands)	$973,697		$1,153,144		$1,338,093		$1,480,885		$1,658,312	$1,476,575		$1,461,278
Average Net Assets for the Period (in thousands)	$1,057,724		$1,259,565		$1,440,206		$1,630,099		$1,575,178	$1,457,263		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.01%		1.01%		1.00%		1.02%		1.10%	1.14	%(7)(10)	1.17	%(10)
Ratio of Net Expenses to Average Net Assets***(5)	1.00%		1.00%		0.99%		1.02%		1.10%	1.13	%(7)(10)	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.94%		1.26%		0.84%		0.91%		0.63%	0.22%		0.20%
Portfolio Turnover Rates***	56%		62%		44%		50%		60%	45%		39%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(7)  Certain prior year amounts have been reclassified to conform to current year presentation.

(8)  The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 1.20% in 2003 and 1.17% in 2002, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
74 Janus Core, Risk-Managed and Value Funds April 30, 2007

Financial Highlights - Institutional Shares

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)
and through the fiscal years ended October 31, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through the fiscal period ended September 30, 2002	2007		2006		2005		2004		2003		2003		2002(2)
Net Asset Value, Beginning of Period	$24.99		$23.34		$22.31		$19.02		$15.19		$13.72		$17.88
Income from Investment Operations:
Net investment income/(loss)	.22		.39		.15		.14		.05		.06		.02
Net gain/(loss) on securities (both realized and unrealized)	2.44		3.37		2.92		3.29		3.78		1.44		(4.18)
Total from Investment Operations	2.66		3.76		3.07		3.43		3.83		1.50		(4.16)
Less Distributions and Other:
Dividends (from net investment income)*	(.35)		(.28)		(.11)		(.14)		–		(.03)		–
Distributions (from capital gains)*	(1.62)		(1.83)		(1.93)		–		–		–		–
Payment from affiliate	–		–		–	(3)	–	(3)	–		–		–
Total Distributions and Other	(1.97)		(2.11)		(2.04)		(.14)		–		(.03)		–
Net Asset Value, End of Period	$25.68		$24.99		$23.34		$22.31		$19.02		$15.19		$13.72
Total Return**	11.12%		17.08%		14.40	%(4)	18.14	%(4)	25.21%		10.96%		(23.27)%
Net Assets, End of Period (in thousands)	$1,197,749		$1,068,045		$734,926		$464,450		$292,445		$176,768		$111,101
Average Net Assets for the Period (in thousands)	$1,135,642		$921,447		$597,747		$395,466		$233,830		$148,748		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.77	%(7)	0.78	%(7)	0.77	%(7)	0.77	%(7)	0.78	%(7)	0.79	%(8)	0.78%
Ratio of Net Expenses to Average Net Assets***(5)	0.77%		0.77%		0.77%		0.77%		0.78%		0.79	%(8)	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.77%		1.79%		0.82%		0.74%		0.75%		0.80%		0.83%
Portfolio Turnover Rates***	97%		95%		86%		91%		97%		94%		65%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)
and through the fiscal years ended October 31, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and the fiscal year ended September 30, 2002	2007		2006		2005		2004		2003		2003		2002
Net Asset Value, Beginning of Period	$30.54		$31.38		$33.19		$28.82		$23.18		$22.08		$24.58
Income from Investment Operations:
Net investment income/(loss)	.18		.54		.37		.39		.13		.07		.12
Net gain/(loss) on securities (both realized and unrealized)	2.08		3.43		3.17		4.18		5.51		2.06		(.13)
Total from Investment Operations	2.26		3.97		3.54		4.57		5.64		2.13		(.01)
Less Distributions and Other:
Dividends (from net investment income)*	(.50)		(.36)		(.39)		(.20)		–		(.07)		(.24)
Distributions (from capital gains)*	(4.83)		(4.45)		(4.96)		–		–		(.96)		(2.25)
Payment from affiliate	–		–	(3)	–	(3)	–		–		–		–
Total Distributions and Other	(5.33)		(4.81)		(5.35)		(.20)		–		(1.03)		(2.49)
Net Asset Value, End of Period	$27.47		$30.54		$31.38		$33.19		$28.82		$23.18		$22.08
Total Return**	8.18%		13.93	%(4)	11.57	%(4)	15.91%		24.23%		9.74%		(2.13)%
Net Assets, End of Period (in thousands)	$844,831		$923,755		$1,185,733		$1,400,160		$1,497,333		$1,286,580		$1,223,227
Average Net Assets for the Period (in thousands)	$853,038		$1,092,751		$1,323,226		$1,486,714		$1,454,779		$1,245,661		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.80	%(10)	0.80	%(10)	0.79	%(10)	0.81	%(10)	0.82	%(10)	0.87	%(8)	0.82%
Ratio of Net Expenses to Average Net Assets***(5)	0.79%		0.79%		0.79%		0.81%		0.82%		0.87	%(8)	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.14%		1.51%		1.05%		1.12%		0.91%		0.48%		0.53%
Portfolio Turnover Rates***	56%		62%		44%		50%		60%		45%		39%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Fiscal period May 17, 2002 (inception date) through September 30, 2002.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(7)  The ratio was 0.81% in 2007, 0.89% in 2006, 0.88% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.

(8)  Certain prior year amounts have been reclassified to conform to current year presentation.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 0.97% in 2007, 0.97% in 2006, 0.96% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds April 30, 2007 75

Notes to Schedules of Investments (unaudited)

Balanced Index	The Balanced Index is an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

76 Janus Core, Risk-Managed and Value Funds April 30, 2007

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities with extended settlement dates and/or option contracts.

  º  Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2007.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ºº Schedule of Fair Valued Securities (as of April 30, 2007)

	Value	Value as a % of Net Assets
Janus Contrarian Fund
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of April 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Growth and Income Fund
Allegro Investment Corporation S.A. convertible, (Apple Inc.), 9.08% (144A)	11/7/06	$55,145,690	$65,697,319	1.0%
Allegro Investment Corporation S.A. convertible, (Corning, Inc.), 10.40% (144A)	2/6/07	55,134,992	57,768,365	0.9%
Allegro Investment Corporation S.A. convertible, (Suncor Energy, Inc. (U.S. Shares)), 8.40% (144A)	2/21/07	47,386,802	50,601,529	0.8%
Lehman Brothers Holdings, Inc. convertible, (Advanced Micro Devices, Inc., Archer-Daniels-Midland Co., Valero Energy Corp.), 36.01% (144A)	2/20/07	56,864,000	56,994,787	0.9%
Lehman Brothers Holdings, Inc. convertible, (Lennar Corp., Qualcomm, Inc., Suntech Power Holdings Co., Ltd.), 41.26% (144A)	12/8/06	56,891,000	49,489,481	0.7%
Merrill Lynch & Company, Inc. convertible, (Celgene Corp.), 6.97% (144A)	2/26/07	55,125,202	57,580,841	0.9%
Merrill Lynch & Company, Inc. convertible, (Peabody Energy Corp.), 10.50% (144A)	2/26/07	55,125,210	58,653,741	0.9%
Morgan Stanley Co. convertible, (Archer-Daniels-Midland Co.), 8.07% (144A)	2/14/07	55,138,218	58,703,337	0.9%
Morgan Stanley Co. convertible, (Google, Inc. - Class A), 7.15% (144A)	2/1/07	55,138,543	53,860,468	0.8%
Morgan Stanley Co. convertible, (QUALCOMM, Inc.), 10.01% (144A)	11/14/06	56,887,738	65,879,720	1.0%
		$548,837,395	$575,229,588	8.8%

The Fund has registration rights for certain restricted securities held as of April 30, 2007. The issuer incurs all registration costs.

Janus Core, Risk-Managed and Value Funds April 30, 2007 77

Notes to Schedules of Investments (unaudited) (continued)

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/07
Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$696,635	$28,996,731
Ceridian Corp.	–	–	–	–	–	–	287,367,483
Owens-Illinois, Inc.	100,000	1,807,379	–	–	–	–	328,545,037
Playboy Enterprises, Inc. - Class B	–	–	–	–	–	–	16,370,397
St. Joe Co.	586,985	32,505,671	–	–	–	1,534,166	297,452,756
		$34,313,050		$–	$–	$2,230,801	$958,732,404
Janus Growth and Income Fund
Spansion, Inc. - Class A	2,022,500	$22,811,434	169,145	$2,029,740	$(96,655)	$–	$59,763,243
Janus Mid Cap Value Fund
OmniVision Technologies, Inc.	3,200,000	$44,833,744	1,100,000	$15,479,063	$(1,425,121)	$–	$28,392,000
Janus Small Cap Value Fund
Computer Programs and Systems, Inc.	340,000	$10,983,541	–	$–	$–	$266,400	$17,199,000
Edge Petroleum Corp.	650,000	8,880,692	–	–	–	–	24,027,500
Flushing Financial Corp.	–	–	–	–	–	303,600	20,526,000
		$19,864,233		$–	$–	$570,000	$61,752,500

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2007 are noted below.

Fund	Aggregate Value
Core
Janus Balanced Fund	$107,511,052
Janus Contrarian Fund	1,918,913,837
Janus Fundamental Equity Fund(1)	42,669,322
Janus Growth and Income Fund	548,401,527
Risk-Managed
INTECH Risk-Managed Stock Fund	1,489,534

(1) Formerly named Janus Core Equity Fund.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2007.

78 Janus Core, Risk-Managed and Value Funds April 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares: Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Core, Risk-Managed and Value Funds April 30, 2007 79

Notes to Financial Statements (unaudited) (continued)

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2007
Core
Janus Balanced Fund	$619,497,277
Janus Contrarian Fund	520,732,353
Janus Fundamental Equity Fund(1)	99,707,880
Janus Growth and Income Fund	463,246,550
Risk-Managed
INTECH Risk-Managed Stock Fund	31,812,471
Value
Janus Mid Cap Value Fund	786,288,256
Janus Small Cap Value Fund	458,268,885

(1)  Formerly named Janus Core Equity Fund.

As of April 30, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2007
Core
Janus Balanced Fund	$635,838,813
Janus Contrarian Fund	534,501,602
Janus Fundamental Equity Fund(1)	102,824,256
Janus Growth and Income Fund	477,053,409
Risk-Managed
INTECH Risk-Managed Stock Fund	32,566,735
Value
Janus Mid Cap Value Fund	806,321,854
Janus Small Cap Value Fund	469,768,351

(1)  Formerly named Janus Core Equity Fund.

As of April 30, 2007, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Balanced Fund and Janus Growth and Income Fund which also invested $9,039,293 and $17,385,552, respectively, of the cash collateral in Foreign Government Bonds. Additionally, Janus Balanced Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund and Janus Small Cap Value Fund invested $3,727,594, $99,740, $1,582,354 and $37,598,773, respectively, of the cash collateral in U.S. Treasury Notes/Bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

80 Janus Core, Risk-Managed and Value Funds April 30, 2007

Short Sales

The Funds, except INTECH Risk-Managed Stock Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds, except INTECH Risk-Managed Stock Fund, may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of April 30, 2007, the Funds were not invested in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

As of April 30, 2007, Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund and Janus Growth and Income Fund were invested in forward currency transactions.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements was $21,604,042 and the rate range was 1.75%-8.11375% during the six-month period ended April 30, 2007 for Janus Balanced Fund.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, INTECH Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between

Janus Core, Risk-Managed and Value Funds April 30, 2007 81

Notes to Financial Statements (unaudited) (continued)

the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

As of April 30, 2007, INTECH Risk-Managed Stock Fund was the only Fund invested in futures contracts.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. In addition, INTECH Risk-Managed Stock Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable).The following Funds recognized realized gains or losses for written options during the six-month period ended April 30, 2007.

Fund	Gain/(Loss)
Core
Janus Contrarian Fund	$–
Janus Fundamental Equity Fund(1)	657,202
Janus Growth and Income Fund	948,694
Value
Janus Mid Cap Value Fund	(497,930)

(1)  Formerly named Janus Core Equity Fund.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that a Fund may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Contrarian Fund
Options outstanding, at October 31, 2006	–	$–
Options written	60,819	8,562,596
Options expired	–	–
Options closed	–	–
Options exercised	–	–
Options outstanding, at April 30, 2007	60,819	$8,562,596
Put Options	Number of Contracts	Premiums Received
Janus Contrarian Fund
Options outstanding, at October 31, 2006	–	$–
Options written	23,000	6,165,732
Options expired	–	–
Options closed	–	–
Options exercised	–	–
Options outstanding, at April 30, 2007	23,000	$6,165,732
Call Options	Number of Contracts	Premiums Received
Janus Fundamental Equity Fund(1)
Options outstanding at October 31, 2006	–	$–
Options written	11,182	912,500
Options expired	–	–
Options closed	(1,657)	(666,176)
Options exercised	–	–
Options outstanding at April 30, 2007	9,525	$246,324

(1)  Formerly named Janus Core Equity Fund.

Put Options	Number of Contracts	Premiums Received
Janus Fundamental Equity Fund(1)
Options outstanding at October 31, 2006	–	$–
Options written	920	133,433
Options expired	–
Options closed	(920)	(133,433)
Options exercised	–	–
Options outstanding at April 30, 2007	–	$–

(1)  Formerly named Janus Core Equity Fund.

82 Janus Core, Risk-Managed and Value Funds April 30, 2007

Call Options	Number of Contracts	Premiums Received
Janus Growth and Income Fund
Options outstanding, at October 31, 2006	–	$–
Options written	11,932	1,048,563
Options expired	–	–
Options closed	(1,632)	(656,125)
Options exercised	–	–
Options outstanding, at April 30, 2007	10,300	$392,438
Put Options	Number of Contracts	Premiums Received
Janus Growth and Income Fund
Options outstanding, at October 31, 2006	–	$–
Options written	9,482	1,375,226
Options expired	–	–
Options closed	(9,482)	(1,375,226)
Options exercised	–	–
Options outstanding, at April 30, 2007	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Mid Cap Value Fund
Options outstanding at October 31, 2006	–	$–
Options written	5,500	1,114,805
Options expired	–	–
Options closed	(5,500)	(1,114,805)
Options exercised	–	–
Options outstanding at April 30, 2007	–	$–

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of April 30, 2007, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities). As of April 30, 2007, the Janus Growth and Income Fund was invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk

The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash

As of April 30, 2007, Janus Contrarian Fund had restricted cash in the amount of $94,881,150. The restricted cash represents funds in relation to options contracts invested by Janus Contrarian Fund at April 30, 2007. The restricted cash is held at the Fund's custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Core, Risk-Managed and Value Funds April 30, 2007 83

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Core
Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	All Asset Levels	0.64
Janus Fundamental Equity Fund(1)	All Asset Levels	0.60
Janus Growth and Income Fund	All Asset Levels	0.62
Risk-Managed
INTECH Risk-Managed Stock Fund	All Asset Levels	0.50
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64
Janus Small Cap Value Fund	All Asset Levels	0.72

(1)  Formerly named Janus Core Equity Fund.

For Janus Contrarian Fund, INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Contrarian Fund	S&P 500® Index
INTECH Risk-Managed Stock Fund	S&P 500® Index
Janus Mid Cap Value Fund	Russell Midcap®
Value Index

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Stock Fund, and until February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for INTECH Risk-Managed Stock Fund and February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any expenses.

84 Janus Core, Risk-Managed and Value Funds April 30, 2007

Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of Janus Mid Cap Value Fund's Investor Shares ("Investor Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for the Fund against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund. The Funds' prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the base fee plus/minus any performance adjustment.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to INTECH Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Fund.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services.

By written agreement, Janus Services has agreed until March 1, 2008 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses and the 0.05% administrative services fee) by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Stock Fund held for three months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by INTECH Risk-Managed Stock Fund were $55,688 for the six-month period ended April 30, 2007.

During the six-month period ended April 30, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Core
Janus Balanced Fund	$8,118
Janus Contrarian Fund	31,070
Janus Fundamental Equity Fund(1)	9,689
Janus Growth and Income Fund	20,128
Risk-Managed
INTECH Risk-Managed Stock Fund	6,559
Value
Janus Mid Cap Value Fund - Investor Shares	18,915
Janus Small Cap Value Fund - Investor Shares	5,404

(1)  Formerly named Janus Core Equity Fund.

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Core
Janus Balanced Fund	$57,489
Janus Contrarian Fund	15,387
Janus Fundamental Equity Fund(1)	1,193
Janus Growth and Income Fund	4,848
Value
Janus Mid Cap Value Fund - Investor Shares	2,457
Janus Small Cap Value Fund - Investor Shares	3,220
Janus Small Cap Value Fund - Institutional Shares	21

(1)  Formerly named Janus Core Equity Fund.

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Core
Janus Balanced Fund	$3,230

For the six-month period ended April 30, 2007, Janus Capital assumed $18,145 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund,

Janus Core, Risk-Managed and Value Funds April 30, 2007 85

Notes to Financial Statements (unaudited) (continued)

Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Global Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2007.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $56,756 was paid by the Trust during the six-month period ended April 30, 2007. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/07
Janus Institutional Cash Management Fund - Institutional Shares
Core
Janus Balanced Fund	$61,760,476	$–	$459,094	$61,760,476
Janus Contrarian Fund	173,869,844	112,060,568	526,274	61,809,276
Janus Fundamental Equity Fund(1)	13,794,684	13,794,684	67,136	–
Janus Growth and Income Fund	270,322,216	270,322,216	230,298	–
Risk-Managed
INTECH Risk-Managed Stock Fund	8,421,705	–	72,984	8,421,705
Value
Janus Mid Cap Value Fund	282,503,991	–	2,521,737	282,503,991
Janus Small Cap Value Fund	101,626,263	–	855,962	101,626,263
	$912,299,179	$396,177,468	$4,733,485	$516,121,711
Janus Institutional Cash Reserves Fund
Core
Janus Balanced Fund	$50,519,178	$79,243,178	$152,669	$–
Janus Contrarian Fund	127,258,241	137,841,241	383,086	–
Janus Fundamental Equity Fund(1)	10,951,838	22,367,338	177,039	–
Janus Growth and Income Fund	185,578,233	221,348,233	337,797	–
Risk-Managed
INTECH Risk-Managed Stock Fund	11,832,080	21,891,919	66,221	–
Value
Janus Mid Cap Value Fund	250,572,956	458,085,547	3,118,215	–
Janus Small Cap Value Fund	36,187,057	201,360,746	1,154,255	–
	$672,899,583	$1,142,138,202	$5,389,282	$–

(1)  Formerly named Janus Core Equity Fund.

86 Janus Core, Risk-Managed and Value Funds April 30, 2007

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/07
Janus Institutional Money Market Fund - Institutional Shares
Core
Janus Balanced Fund	$146,686,510	$110,663,000	$364,050	$36,023,510
Janus Contrarian Fund	527,276,632	463,448,432	508,541	63,828,200
Janus Fundamental Equity Fund(1)	70,731,845	50,234,845	61,692	20,497,000
Janus Growth and Income Fund	258,755,485	225,278,485	220,045	33,477,000
Risk-Managed
INTECH Risk-Managed Stock Fund	36,119,193	22,537,000	143,685	13,582,193
Value
Janus Mid Cap Value Fund	584,024,218	431,327,000	1,096,735	152,697,218
Janus Small Cap Value Fund	123,689,943	113,772,000	425,651	9,917,943
	$1,747,283,826	$1,417,260,762	$2,820,399	$330,023,064
Janus Money Market Fund - Institutional Shares
Core
Janus Balanced Fund	$181,694,949	$188,936,407	$613,569	$–
Janus Contrarian Fund	351,500,426	364,532,153	833,009	–
Janus Fundamental Equity Fund(1)	52,849,584	59,197,084	148,617	–
Janus Growth and Income Fund	731,240,591	731,240,591	1,298,893	–
Risk-Managed
INTECH Risk-Managed Stock Fund	38,009,617	49,427,136	321,972	–
Value
Janus Mid Cap Value Fund	412,078,356	689,258,035	4,258,222	–
Janus Small Cap Value Fund	174,591,271	257,939,142	1,271,250	–
	$1,941,964,794	$2,340,530,548	$8,745,532	$–

(1)  Formerly named Janus Core Equity Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Core
Janus Balanced Fund	$370,749,072	$408,877,735	$306,477,016	$341,253,598
Janus Contrarian Fund	2,040,838,555	523,969,997	–	–
Janus Fundamental Equity Fund(1)	183,589,990	200,311,998	–	–
Janus Growth and Income Fund	1,946,503,439	2,542,407,219	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund	270,000,144	227,551,728	–	–
Value
Janus Mid Cap Value Fund	3,356,597,373	2,990,433,695	–	–
Janus Small Cap Value Fund	492,215,988	766,239,251	–	–

(1)  Formerly named Janus Core Equity Fund.

4. FEDERAL INCOME TAX

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2007 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Janus Core, Risk-Managed and Value Funds April 30, 2007 87

Notes to Financial Statements (unaudited) (continued)

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Core
Janus Balanced Fund	$2,806,746,539	$455,008,980	$(13,103,351)	$441,905,629
Janus Contrarian Fund	5,341,235,573	1,995,297,839	(86,146,423)	1,909,151,416
Janus Fundamental Equity Fund(1)	999,029,257	211,922,725	(24,604,473)	187,318,252
Janus Growth and Income Fund	5,924,069,670	1,345,338,726	(147,198,589)	1,198,140,137
Risk-Managed
INTECH Risk-Managed Stock Fund	538,457,243	79,803,024	(4,104,934)	75,698,090
Value
Janus Mid Cap Value Fund	7,010,121,941	1,076,622,656	(62,245,873)	1,014,376,783
Janus Small Cap Value Fund	1,981,125,032	359,823,804	(49,882,264)	309,941,540

(1)  Formerly named Janus Core Equity Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2006

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2012	October 31, 2013	Accumulated Capital Losses
Core
Janus Balanced Fund(1)	$–	$–	$(28,124,616)	$(77,135,986)	$–	$–	$(105,260,602)
Janus Contrarian Fund(1)	(51,830,143)	(25,915,071)	–	(39,096,971)	(38,648,243)	(22,132,836)	(177,623,264)
Janus Growth and Income Fund(1)	–	–	–	(87,673,670)	–	–	(87,673,670)

(1)  Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2006 the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Core
Janus Balanced Fund	$154,644,820
Janus Contrarian Fund	25,915,071
Janus Fundamental Equity Fund(1)	73,979,455
Janus Growth and Income Fund	437,388,443

(1)  Formerly named Janus Core Equity Fund.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Balanced Fund		Janus Contrarian Fund		Janus Fundamental Equity Fund(1)
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	9,074	10,962	118,598	66,916	4,778	19,971
Reinvested dividends and distributions	1,152	1,990	28,034	2,933	209	103
Shares repurchased	(10,369)	(25,952)	(21,559)	(45,052)	(6,006)	(12,576)
Net Increase/(Decrease) in Fund Shares	(143)	(13,000)	125,073	24,797	(1,019)	7,498
Shares Outstanding, Beginning of Period	102,954	115,954	229,534	204,737	40,039	32,541
Shares Outstanding, End of Period	102,811	102,954	354,607	229,534	39,020	40,039

(1)  Formerly named Janus Core Equity Fund.

88 Janus Core, Risk-Managed and Value Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Growth and Income Fund		INTECH Risk-Managed Stock Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	7,695	39,962	6,943	11,598
Reinvested dividends and distributions	1,198	2,557	1,888	1,463
Shares repurchased	(25,786)	(29,808)	(4,443)	(7,582)
Net Increase/(Decrease) in Fund Shares	(16,893)	12,711	4,388	5,479
Shares Outstanding, Beginning of Period	181,513	168,802	30,298	24,819
Shares Outstanding, End of Period	164,620	181,513	34,686	30,298
For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares – Investor Shares
Shares sold	29,744	64,536	2,182	5,736
Reinvested dividends and distributions	16,240	16,434	6,902	6,418
Shares repurchased	(23,304)	(52,818)	(11,379)	(17,025)
Net Increase/(Decrease) in Fund Shares	22,680	28,152	(2,295)	(4,871)
Shares Outstanding, Beginning of Period	208,353	180,201	38,074	42,945
Shares Outstanding, End of Period	231,033	208,353	35,779	38,074
Transactions in Fund Shares – Institutional Shares
Shares sold	3,188	12,688	2,731	4,182
Reinvested dividends and distributions	3,392	2,999	5,649	6,019
Shares repurchased	(2,679)	(4,428)	(7,871)	(17,743)
Net Increase/(Decrease) in Fund Shares	3,901	11,259	509	(7,542)
Shares Outstanding, Beginning of Period	42,741	31,482	30,246	37,788
Shares Outstanding, End of Period	46,642	42,741	30,755	30,246

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the

Janus Core, Risk-Managed and Value Funds April 30, 2007 89

Notes to Financial Statements (unaudited) (continued)

following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. That appeal is still pending. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A hearing is currently scheduled for June 28, 2007. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. The parties are now awaiting a decision on the matter from the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

90 Janus Core, Risk-Managed and Value Funds April 30, 2007

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2007 through February 1, 2008 (January 1, 2007 through January 1, 2008 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of the median of their peers for certain periods, the

Janus Core, Risk-Managed and Value Funds April 30, 2007 91

Additional Information (unaudited) (continued)

quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that, under the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees noted that, in addition to the previously approved performance fee structure for Janus Worldwide Fund and certain other Funds that would become operative in February 2007, they also had negotiated with Janus Capital a temporary waiver of a portion of the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark index performance over the applicable performance measurement period.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the Adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the

92 Janus Core, Risk-Managed and Value Funds April 30, 2007

subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, these Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital's past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting those Funds and/or other clients of Janus Capital, as well as Janus Capital's prior agreement not to use any Fund's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus Core, Risk-Managed and Value Funds April 30, 2007 93

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

94 Janus Core, Risk-Managed and Value Funds April 30, 2007

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the applicable Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio).Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Core, Risk-Managed and Value Funds April 30, 2007 95

Notes

96 Janus Core, Risk-Managed and Value Funds April 30, 2007

Notes

Janus Core, Risk-Managed and Value Funds April 30, 2007 97

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/07)

C-0507-333  111-24-104 06-07

2007 Semiannual Report

Janus International & Global Funds

Janus Global Opportunities Fund

Janus Global Research Fund

Janus Overseas Fund

Janus Worldwide Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus International & Global Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Global Opportunities Fund	5

Janus Global Research Fund	11

Janus Overseas Fund	19

Janus Worldwide Fund	26

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	38

Notes to Schedules of Investments	40

Notes to Financial Statements	42

Additional Information	51

Explanations of Charts, Tables and Financial Statements	54

Shareholder Meeting	56

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus Funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets delivered healthy gains during the six months ended April 30, 2007, amid continued evidence of strong U.S. economic growth with modest inflation. Despite a brief bout of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide valuation support to equities in the U.S. and around the globe.

Continued Strong Performance

We are pleased to report that several fund managers continued to deliver strong performance compared to their peers. For the one-year period ended April 30, 2007, 81% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the three-year period, 68% of our retail funds achieved first- or second- quartile Lipper rankings, and 67% ranked in Lipper's top two quartiles for the five-year period. (See complete rankings on page 3)

Investment Team Depth

We're proud of the depth we've built in our investment team over the past few years. Recently, we said farewell to several long-term Janus portfolio managers who announced their retirements. In transitioning the leadership of their portfolios, we're confident that our investment team bench strength will ensure smooth transitions.

Management of Janus Global Life Sciences Fund will reside in the capable hands of Andy Acker. Barney Wilson will assume sole portfolio management responsibilities for Janus Global Technology Fund. In addition, Gibson Smith and Darrell Watters, with more than 33 years of combined investment experience, will co-manage Janus Flexible Bond Fund. Jason Groom, a seasoned fixed-income professional with 13 years of investment experience, will assume co-portfolio management responsibilities with Darrell Watters for Janus Short-Term Bond Fund, previously managed by Gibson Smith. Lastly, Craig Jacobson will join Eric Thorderson as Co-Portfolio Manager of all Janus money market funds, with the exception of Janus Tax-Exempt Money Market Fund, for which he will be sole Portfolio Manager.

It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

Outlook

Looking ahead, with most U.S. equity indexes near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historic lows. We intend to watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we plan to monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Second, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, has supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained.

In summary, while there are both positive and negative factors that could influence the markets in the coming months, we view the fundamental economic outlook as positive. While inflationary concerns and questions about the strength of consumer spending abound, we feel valuations for equities are reasonable by historic standards. In fact, as overall economic growth slows, investors could place an increasing premium on the

Janus International & Global Funds April 30, 2007 1

Continued

shares of companies with strong growth prospects. We believe Janus' fundamental research can be beneficial in such an environment. Regardless of the macroeconomic climate, we remain dedicated to rewarding your confidence in Janus with strong, consistent fund performance.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus International & Global Funds April 30, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 4/30/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Fund
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	5	34 / 723	19	117 / 620	29	147 / 506	38	74 / 195	10	2 / 20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	5	26 / 628	11	53 / 499	6	21 / 393	45	72 / 161	34	17 / 49
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	13	62 / 497	2	5 / 395	5	13 / 317	N/A	N/A	29	66 / 232
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	1	1 / 723	2	9 / 620	3	11 / 506	1	1 / 195	2	1 / 81
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	33	178 / 536	N/A	N/A	N/A	N/A	N/A	N/A	4	21 / 476
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	2	9 / 723	1	3 / 620	1	3 / 506	3	4 / 195	3	1 / 40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	3	11 / 536	7	29 / 437	10	33 / 364	27	39 / 147	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	79	134 / 169	50	75 / 151	56	74 / 132	N/A	N/A	38	18 / 47
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94 / 287	32	83 / 260	52	125 / 241	N/A	N/A	27	20 / 75
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	25	102 / 423	17	53 / 319	39	81 / 212	6	6 / 113	4	1 / 29
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 897	1	1 / 661	1	2 / 479	N/A	N/A	11	31 / 323
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	90	713 / 795	1	10 / 670	7	41 / 567	1	2 / 255	1	1 / 212
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	97	772 / 795	12	79 / 670	28	159 / 567	4	9 / 255	6	4 / 76
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	49	434 / 897	22	144 / 661	N/A	N/A	N/A	N/A	32	172 / 548
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	43	128 / 300	63	147 / 232	41	73 / 178	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	14	98 / 713	74	410 / 556	81	350 / 432	11	16 / 145	16	21 / 132
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	56	135 / 241	71	164 / 230	72	155 / 216	79	109 / 137	80	55 / 68
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	38	198 / 530	52	226 / 442	18	65 / 380	31	54 / 174	24	6 / 24
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	40	174 / 443	39	146 / 378	68	209 / 308	16	20 / 127	5	5 / 99
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	53	126 / 237	51	101 / 199	46	65 / 142	41	32 / 79	54	13 / 24
Janus Global Opportunities Fund(1) (6/01)	Global Funds	33	132 / 399	94	281 / 301	85	198 / 234	N/A	N/A	24	49 / 209
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 497	N/A	N/A	N/A	N/A	N/A	N/A	1	4 / 424
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 987	1	1 / 803	2	12 / 661	4	11 / 280	1	1 / 117
Janus Worldwide Fund(1) (5/91)	Global Funds	7	25 / 399	90	270 / 301	96	225 / 234	69	66 / 96	32	5 / 15
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	11	64 / 609	N/A	N/A	N/A	N/A	N/A	N/A	7	41 / 598
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	18	73 / 423	N/A	N/A	N/A	N/A	N/A	N/A	9	35 / 417
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	8	28 / 365	N/A	N/A	N/A	N/A	N/A	N/A	4	11 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds April 30, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2007. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2006 to April 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Global Research Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2008. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus International & Global Funds April 30, 2007

Janus Global Opportunities Fund (unaudited)

Ticker: JGVAX

Fund Snapshot

This global fund seeks to find strong world-class businesses at attractive valuations.

Jason Yee
co-portfolio
manager

Gregory Kolb
co-portfolio
manager

Performance Overview

For the six months ending April 30, 2007, Janus Global Opportunities Fund gained 17.08%, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which advanced 11.87%.

Equity markets around the globe delivered healthy gains during the period amid continued evidence of strong economic growth and modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly and many indexes posted double-digit gains. While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the world.

Holdings that Contributed to Performance

Within the Fund, holdings in the consumer discretionary and consumer staples sectors drove performance, relative to the benchmark.

Among consumer discretionary positions, Amazon.com advanced as our thesis for investing in the U.S.-based online retailer played out. While the rest of the market fretted over higher operational investments that resulted in lower profits, we believed this was a short-term issue. Over the past six months, the slowdown in Amazon's spending started to materialize and the resulting operating leverage contributed largely to strong profits and cash flow levels. The company also announced its first share buyback, which should further enhance returns going forward. Despite a nearly 38% rise in the stock, we believe Amazon was attractively valued and we maintained our position at period-end.

Another consumer discretionary position, international cable television system operator Liberty Global, contributed significantly. A business with historically robust cash flow stemming from millions of cable television subscribers, the stock benefited from market enthusiasm for management's share buyback during the period. Additionally, as European M&A activity heightened, the private market valuations on recent deals within the cable space suggested that the company's shares were still attractively valued.

Apparel company Esprit Holdings of Hong Kong added to gains as it continued to grow rapidly. An increasingly-established brand in Europe, the company expanded in under-penetrated markets such as Germany, France and Spain. Solid execution has translated into strong earnings and we were rewarded for our conviction in this position.

Holdings that Detracted from Performance

Diminishing relative returns were select investments in the financials, industrials and information technology sectors.

Two Japanese consumer lending companies, Promise Company and Acom Company, were among those that weighed on the financials sector. Shares of both companies lagged the market amid rising concerns that new government regulations may pose a future risk to the historically high-margin unsecured lending business. Fundamentally, we believe the companies should continue to maintain healthy margins, albeit lower than before the new regulations came into effect. In our opinion, shares may continue to be pressured in the near future by cautious investor sentiment.

Multifaceted conglomerate Berkshire Hathaway also ranked among the Fund's largest detractors during the period. Considering its run-up in the preceding six months, it was not surprising to see some weakness in the shares as investors took profits. We continue to believe this holding represents an attractive risk/reward.

Outlook

With equity indexes around the world near multi-year or all-time highs at the end of the period, we are closely monitoring several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. economy has remained healthy. Should any signs of a U.S. slowdown appear, markets around the world could experience an adverse reaction. Second, corporate M&A and private equity transactions, which have supported higher equity valuations in the U.S., have swept into Europe and contributed to higher prices there. While watching

Janus International & Global Funds April 30, 2007 5

Janus Global Opportunities Fund (unaudited)

developments on the economic and liquidity fronts, we will continue to adhere to our rigorous stock selection process in an effort to identify promising investments that may be trading at a discount to their intrinsic value.

Janus Global Opportunities Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Amazon.com, Inc.	2.28%
Liberty Global, Inc. - Class A	1.90%
Esprit Holdings, Ltd.	1.62%
Expedia, Inc.	1.60%
IAC/InterActiveCorp	1.42%

5 Lowest Contributors/Detractors to Performance – Holdings

Contribution
Promise Company, Ltd.	(0.26)%
Acom Company, Ltd.	(0.07)%
NewAlliance Bancshares, Inc.	0.05%
Berkshire Hathaway, Inc. - Class B	0.07%
Nissin Healthcare Food Service Company, Ltd.	0.11%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Discretionary	12.62%	46.39%	11.46%
Consumer Staples	1.76%	7.33%	8.11%
Financials	1.19%	23.53%	26.20%
Materials	0.85%	3.66%	6.05%
Industrials	0.70%	5.91%	10.76%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Utilities	0.00%	0.00%	4.39%
Energy	0.00%	0.00%	8.95%
Health Care	0.27%	2.90%	9.20%
Telecommunication Services	0.27%	2.06%	4.49%
Information Technology	0.33%	8.22%	10.41%

6 Janus International & Global Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

Dell, Inc. Computers	7.8%
Liberty Global, Inc. - Class A Broadcast Services and Programming	6.0%
Esprit Holdings, Ltd. Distribution/Wholesale	5.8%
Willis Group Holdings, Ltd. Insurance Brokers	5.8%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	5.8%
31.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus International & Global Funds April 30, 2007 7

Janus Global Opportunities Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007								Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Global Opportunities Fund	17.08%	16.55%		9.29%		10.88%		1.17%
Morgan Stanley Capital International World IndexSM	11.87%	16.98%		12.17%		8.39%
Lipper Quartile	–	2	nd	4	th	1	st
Lipper Ranking - based on total return for Global Funds	–	132/399		198/234		49/209

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – June 29, 2001

8 Janus International & Global Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,170.80	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46

*Expenses are equal to the annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus International & Global Funds April 30, 2007 9

Janus Global Opportunities Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 97.5%
Agricultural Chemicals - 2.5%
20,007	Syngenta A.G.	$3,979,568
Broadcast Services and Programming - 6.0%
266,573	Liberty Global, Inc. - Class A*	9,567,305
Cellular Telecommunications - 2.0%
1,105,391	Vodafone Group PLC	3,146,570
Computers - 7.8%
493,500	Dell, Inc.*	12,441,134
Dental Supplies and Equipment - 2.7%
120,725	Patterson Companies, Inc.*,#	4,353,344
Distribution/Wholesale - 5.8%
773,500	Esprit Holdings, Ltd.	9,360,942
Diversified Operations - 5.8%
282,615	Tyco International, Ltd. (U.S. Shares)	9,221,727
E-Commerce/Products - 5.0%
130,055	Amazon.com, Inc.*,#	7,976,273
E-Commerce/Services - 6.4%
299,987	Expedia, Inc.*	7,085,693
80,632	IAC/InterActiveCorp*	3,073,692
		10,159,385
Electronic Components - Miscellaneous - 4.5%
177,115	Koninklijke (Royal) Philips Electronics N.V.	7,243,177
Finance - Consumer Loans - 2.3%
49,350	Acom Company, Ltd.#	1,780,614
62,850	Promise Company, Ltd.#	1,891,036
		3,671,650
Finance - Investment Bankers/Brokers - 4.7%
144,565	JP Morgan Chase & Co.	7,531,837
Food - Canned - 2.9%
152,820	TreeHouse Foods, Inc.*	4,605,995
Food - Catering - 2.9%
364,629	Nissin Healthcare Food Service Company, Ltd.	4,660,873
Food - Retail - 4.5%
93,430	Metro A.G.#	7,235,493
Insurance Brokers - 5.8%
225,575	Willis Group Holdings, Ltd.#	9,253,087
Multimedia - 2.3%
89,822	Vivendi Universal S.A.#	3,702,238
Property and Casualty Insurance - 3.9%
745,000	Nipponkoa Insurance Company, Ltd.	6,214,352
Reinsurance - 2.1%
913	Berkshire Hathaway, Inc. - Class B*	3,312,364

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 2.2%
74,223	Next PLC	$3,458,484
Rubber/Plastic Products - 3.4%
288,100	Tenma Corp.	5,415,150
Savings/Loan/Thrifts - 3.2%
329,060	NewAlliance Bancshares, Inc.#	5,136,627
Schools - 3.9%
130,470	Apollo Group, Inc. - Class A*	6,171,231
Television - 4.9%
680,669	British Sky Broadcasting Group PLC	7,795,042
Total Common Stock (cost $116,562,868)		155,613,848
Money Markets - 2.2%
13,750	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	13,750
3,485,250	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	3,485,250
Total Money Markets (cost $3,499,000)		3,499,000
Other Securities - 18.7%
2,377,058	Foreign Government Bonds†	2,377,058
23,997,241	State Street Navigator Securities Lending Prime Portfolio†	23,997,241
3,407,849	U.S. Treasury Notes/Bonds†	3,407,849
Total Other Securities (cost $29,782,148)		29,782,148
Total Investments (total cost $149,844,016) – 118.4%		188,894,996
Liabilities, net of Cash, Receivables and Other Assets – (18.4)%		(29,317,737)
Net Assets – 100%		$159,577,259

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$27,835,756	14.7%
France	3,702,238	2.0%
Germany	7,235,493	3.8%
Japan	19,962,025	10.6%
Netherlands	7,243,177	3.8%
Switzerland	3,979,568	2.1%
United Kingdom	14,400,096	7.6%
United States††	104,536,643	55.4%
Total	$188,894,996	100.0%

††Includes Short-Term Securities and Other Securities (37.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
10 Janus International & Global Funds April 30, 2007

Janus Global Research Fund (unaudited)

Ticker: JARFX

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the six-month period ended April 30, 2007, Janus Global Research Fund gained 16.87%, outgaining the 11.55% return posted by its primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index and the 9.10% return of its secondary benchmark, the Russell 1000® Index.

Equity markets around the globe delivered healthy gains during the period amid continued evidence of strong economic growth and modest inflation. International markets outperformed the U.S. market during the period. After a brief period of market volatility in late February and early March, stocks rebounded strongly, and many indexes posted double-digit gains. While U.S. corporate profit growth showed signs of slowing, robust merger and acquisition (M&A) activity and private equity transactions continued to provide key valuation support to equities in the U.S. and around the world.

There are two primary factors that drive the basic character and composition of a mutual fund. The first is its prospectus, or investment guidelines, which defines allowable areas of investment. Janus Global Research Fund's broad investment guidelines allow us to invest in what we believe to be the most attractive equity markets in the world. The second driver is the portfolio manager, whose specific criteria or investment style normally determines which types of stocks are favored for investment. In the case of Janus Global Research Fund, the research analyst team at Janus directly drives the portfolio. We believe that this approach allows consideration of more ideas and styles than management by a single portfolio manager would permit. We also believe that the Fund's high level of diversification across individual holdings, sectors, market caps and geographies is the result of this method, thereby supporting our objective to generate strong investment returns while managing risk through diversification.

Janus Global Research Fund is managed to be sector neutral, meaning that the Fund's exposure to different sectors is approximately equal to that of the benchmark. The Fund relies on the strength of our research analysts' stock selections in seeking to generate superior performance, rather than making sector bets. Accordingly, our research and investment process focuses on finding the best ideas within each sector, rather than trying to guess which sectors will perform best in any given period. For the six-month period ended April 30, 2007, each of our eight sector teams outperformed the corresponding portion of the benchmark.

Discussion of Individual Holdings that Contributed to Fund Performance

While this discussion may be less relevant here than for most funds due to the nature of Janus Global Research Fund, we believe it is worthwhile to recognize why the Fund was able to outperform its benchmark during the period. The Fund is not only diversified across sectors, but also individual holdings. As of 4/30/07, the Fund held 120 stocks with the top 10 securities representing only around 17% of the Fund's net assets. This low level of concentration means that it is not likely that the returns of one or even a handful of stocks drove the fortunes of the Fund. The important thing, however, is that winners far outnumbered losers.

Holdings that Benefited Fund Performance

Within the Fund, positions in the materials and financials sectors provided the largest contributions to relative performance during the period. Our top seven contributors to performance during the period were Owens-Illinois, Companhia Vale Rio Doce (CVRD), CapitaLand, Potash Corporation of Saskatchewan, Reliance Industries, NRG Energy and Suntech Power Holdings. This list of securities represents seven different sectors, thereby highlighting the diversity of the Fund.

Owens-Illinois led all individual performers during the period. The company benefited from investor optimism that new CEO Al Stroucken's focus on pricing and cost reductions may drive margin growth. This thesis gained credibility midway through the period as the company put its solidly performing – but non-core – plastics packaging business up for sale.

Brazilian iron ore producer, CVRD, also contributed to performance. A key supplier to booming infrastructure markets in India and China, the company fell out of favor when it announced plans to purchase Canadian nickel producer, Inco, in August 2006. By the period's close, however, the markets had warmed to the fact that the deal effectively diversified CVRD's revenues beyond iron ore and could enhance earnings.

Janus International & Global Funds April 30, 2007 11

Janus Global Research Fund (unaudited)

A top performer from the financials space, Singapore-based real estate developer, CapitaLand, added significantly to gains. In addition to a beneficial supply/demand environment in Singapore, we believe the company is also well-positioned to profit from the expected growth of real estate opportunities across Asia.

Holdings that Detracted from Fund Performance

Our biggest detractors included optionsXpress Holdings, Whole Foods Market, Nissan Motor, Varian Medical Systems, Melco International Development, SanDisk and SiRF Technology Holdings.

From an individual security standpoint, the poorest performer was online options trading platform operator, optionsXpress. The company faced persistent challenges in adding new accounts, even during the traditionally busy first quarter, but we still believe the stock offers a very attractive risk/reward and added to the position.

Another laggard was organic food retailer, Whole Foods Market. The stock dropped amid reduced same-store sales reports, and lowered expectations going forward. Displeased with developments, we liquidated our stake.

Outlook

We would caution investors that our recent investment returns, both on an absolute basis and relative to the market, were unsustainably high and should not be expected to continue at such a high level. Simply put, though, we are excited about Janus Global Research Fund. We are pleased not only with our performance during the period, but also with how we achieved it – through outperformance by each of our eight sector teams. Long term, we are optimistic about our ability to potentially produce market-beating returns due to the strength of the Janus research team and a consistent and repeatable investment process that seeks to produce a well-diversified portfolio of best ideas. The Fund attempts to add value through research, and to manage risk through diversification, in an effort to produce strong risk-adjusted returns for our investors. We appreciate your investment in the Fund, and we are committed as substantial investors alongside of you.

Janus Global Research Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	1.09%
Companhia Vale do Rio Doce (ADR)	0.96%
CapitaLand, Ltd.	0.87%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.75%
Reliance Industries, Ltd.	0.68%

5 Largest Detractors from Performance – Holdings

Contribution
optionsXpress Holdings, Inc.	(0.28)%
Whole Foods Market, Inc.	(0.21)%
Nissan Motor Company, Ltd.	(0.19)%
Varian Medical Systems, Inc.	(0.18)%
Melco International Development, Ltd.	(0.13)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World Growth Index Weighting
Materials	3.28%	8.35%	7.50%
Consumer Discretionary	3.11%	18.29%	14.60%
Consumer Staples	2.58%	11.22%	11.05%
Information Technology	2.44%	16.07%	18.08%
Financials	1.79%	12.87%	13.15%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World Growth Index Weighting
Telecommunication Services	0.12%	1.34%	2.35%
Utilities	0.66%	1.25%	2.49%
Industrials	1.23%	10.39%	11.58%
Energy	1.36%	7.81%	6.26%
Health Care	1.77%	12.41%	12.94%

12 Janus International & Global Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

Syngenta A.G. Agricultural Chemicals	2.0%
Owens-Illinois, Inc. Containers - Metal and Glass	2.0%
Reliance Industries, Ltd. Oil Refining and Marketing	1.9%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	1.9%
BAE Systems PLC Aerospace and Defense	1.8%
9.6%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 8.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus International & Global Funds April 30, 2007 13

Janus Global Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007						Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Global Research Fund	16.87%	19.87%		23.18%		1.16%	1.16%
Morgan Stanley Capital International World Growth Index	11.55%	13.91%		14.96%
Russell 1000® Index	9.10%	15.16%		12.42%
Lipper Quartile	–	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Growth Funds	–	15/497		4/424

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective December 31, 2006, Janus Research Fund changed its name to "Janus Global Research Fund" and adopted an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

See Notes to Schedules of Investments for index definitions.

Effective January 1, 2007, the Fund changed its primary benchmark from the Russell 1000® Index to the Morgan Stanley Capital International ("MSCI") World Growth Index. The new benchmark provides a more appropriate representation of the Fund's investments. The benchmark index is used to calculate the Fund's performance-based fee adjustment to the investment advisory fee for periods after January 1, 2007.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 25, 2005

14 Janus International & Global Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,168.70	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus International & Global Funds April 30, 2007 15

Janus Global Research Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.2%
Advertising Sales - 0.5%
14,880	Lamar Advertising Co.*,#	$897,859
Advertising Services - 1.2%
137,993	WPP Group PLC	2,043,330
Aerospace and Defense - 4.2%
325,235	BAE Systems PLC	2,951,776
20,755	Boeing Co.	1,930,215
45,415	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	2,130,418
		7,012,409
Agricultural Chemicals - 3.9%
17,325	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,110,184
16,870	Syngenta A.G.#	3,355,591
		6,465,775
Agricultural Operations - 2.0%
17,465	Bunge, Ltd.	1,323,148
2,412,000	Chaoda Modern Agriculture Holdings, Ltd.	1,986,309
		3,309,457
Apparel Manufacturers - 0.7%
410,500	Ports Design, Ltd.	1,155,543
Applications Software - 0.5%
36,460	Red Hat, Inc.*,#	770,764
Audio and Video Products - 1.2%
38,500	Sony Corp.	2,050,691
Automotive - Cars and Light Trucks - 2.3%
38,711	BMW A.G.#	2,397,828
133,500	Nissan Motor Company, Ltd.	1,346,913
		3,744,741
Beverages - Wine and Spirits - 0.6%
60,905	C&C Group PLC	1,017,715
Brewery - 1.3%
28,496	Interbrew S.A.#	2,218,721
Broadcast Services and Programming - 0.5%
31,320	Grupo Televisa S.A. (ADR)	878,526
Building - Residential and Commercial - 1.1%
2,245	NVR, Inc.*,#	1,849,880
Casino Hotels - 0.4%
8,325	Harrah's Entertainment, Inc.	710,123
Casino Services - 0.7%
37,245	Scientific Games Corp. - Class A*	1,239,886
Cellular Telecommunications - 0.7%
20,595	America Movil S.A. de C.V. - Series L (ADR)	1,081,855
Chemicals - Diversified - 0.9%
24,300	Shin-Etsu Chemical Company, Ltd.	1,572,480
Commercial Banks - 1.1%
54,000	Fukuoka Financial Group, Inc.*	411,265
23,782	Standard Chartered PLC	737,241
14,890	SVB Financial Group*,#	762,666
		1,911,172
Commercial Services - 0.2%
33,100	Park24 Company, Ltd.#	410,674
Computer Services - 0.7%
32,425	Ceridian Corp.*	1,094,668

Shares or Principal Amount		Value
Computers - 1.1%
17,800	Apple, Inc.*	$1,776,440
Computers - Memory Devices - 0.9%
97,760	EMC Corp.*	1,483,997
Computers - Peripheral Equipment - 0.7%
42,517	Logitech International S.A.*	1,148,356
Consumer Products - Miscellaneous - 0.6%
14,830	Kimberly-Clark Corp.	1,055,451
Containers - Metal and Glass - 2.5%
18,345	Ball Corp.	929,908
109,740	Owens-Illinois, Inc.*	3,302,077
		4,231,985
Cosmetics and Toiletries - 0.7%
29,635	Avon Products, Inc.	1,179,473
Data Processing and Management - 0.4%
17,995	NAVTEQ Corp.*,#	636,303
Diagnostic Kits - 0.7%
23,365	Dade Behring Holdings, Inc.	1,147,455
Distribution/Wholesale - 1.3%
99,600	Esprit Holdings, Ltd.	1,205,365
329,600	Li & Fung, Ltd.	1,014,674
		2,220,039
Diversified Minerals - 1.3%
51,250	Companhia Vale do Rio Doce (ADR)	2,081,263
Diversified Operations - 2.5%
56,865	General Electric Co.	2,096,044
140,000	Hutchison Whampoa, Ltd.	1,346,686
359,000	Melco International Development, Ltd.	695,462
		4,138,192
Drug Delivery Systems - 0.7%
27,075	Hospira, Inc.*	1,097,891
Electronic Components - Semiconductors - 3.6%
579,769	ARM Holdings PLC	1,543,201
36,100	Microsemi Corp.*,#	834,271
1,905	Samsung Electronics Company, Ltd.	1,166,518
39,125	SiRF Technology Holdings, Inc.*	949,173
44,490	Texas Instruments, Inc.	1,529,121
		6,022,284
Electronic Forms - 0.6%
26,005	Adobe Systems, Inc.*	1,080,768
Energy - Alternate Sources - 0.9%
58,090	JA Solar Holdings Company, Ltd. (ADR)*	1,416,815
Enterprise Software/Services - 0.5%
45,740	Oracle Corp.*	859,912
Entertainment Software - 0.6%
18,605	Electronic Arts, Inc.*	937,878
Finance - Consumer Loans - 0.4%
12,730	SLM Corp.	685,256
Finance - Credit Card - 0.5%
13,450	American Express Co.	816,012

See Notes to Schedules of Investments and Financial Statements.
16 Janus International & Global Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 5.8%
6,325	Bear Stearns Companies, Inc.	$984,803
26,610	JP Morgan Chase & Co.	1,386,381
35,714	Macquarie Bank, Ltd.#	2,548,299
20,120	Merrill Lynch & Company, Inc.	1,815,427
63,770	optionsXpress Holdings, Inc.	1,573,844
24,407	UBS A.G.#	1,581,866
		9,890,620
Finance - Mortgage Loan Banker - 1.1%
30,070	Fannie Mae	1,771,724
Food - Diversified - 1.6%
72,676	Cadbury Schweppes PLC	958,775
4,219	Nestle S.A.	1,671,476
		2,630,251
Food - Retail - 1.1%
193,550	Tesco PLC	1,778,593
Food - Wholesale/Distribution - 0.5%
24,345	Sysco Corp.	797,055
Independent Power Producer - 0.4%
8,102	NRG Energy, Inc.*,#	639,734
Investment Management and Advisory Services - 1.5%
33,230	National Financial Partners Corp.	1,530,906
20,010	T. Rowe Price Group, Inc.	994,097
		2,525,003
Machinery - General Industrial - 0.9%
3,420,000	Shanghai Electric Group Company, Ltd.	1,458,340
Medical - Biomedical and Genetic - 1.1%
9,635	Celgene Corp.*	589,277
18,135	Genzyme Corp.*	1,184,396
		1,773,673
Medical - Drugs - 3.7%
41,630	Cubist Pharmaceuticals, Inc.*,#	892,964
24,465	Merck & Company, Inc.	1,258,479
25,075	Novartis A.G.#	1,459,723
13,216	Roche Holding A.G.	2,493,067
		6,104,233
Medical - HMO - 0.7%
19,615	Coventry Health Care, Inc.*	1,134,335
Medical - Nursing Homes - 0.8%
20,295	Manor Care, Inc.	1,316,943
Medical Instruments - 1.1%
4,890	Intuitive Surgical, Inc.*,#	634,037
27,980	St. Jude Medical, Inc.*	1,197,265
		1,831,302
Medical Products - 0.4%
16,315	Varian Medical Systems, Inc.*	688,656
Multimedia - 0.6%
42,495	News Corporation, Inc. - Class A	951,463
Oil - Field Services - 0.3%
7,435	Schlumberger, Ltd. (U.S. Shares)	548,926
Oil and Gas Drilling - 1.2%
62,555	Nabors Industries, Ltd.*	2,009,267
Oil Companies - Exploration and Production - 1.5%
6,962	Apache Corp.	504,745
37,709	EnCana Corp.	1,973,955
		2,478,700

Shares or Principal Amount		Value
Oil Companies - Integrated - 1.4%
16,240	Lukoil (ADR)	$1,252,006
12,550	Suncor Energy, Inc.	1,006,917
		2,258,923
Oil Field Machinery and Equipment - 1.1%
240,775	Wellstream Holdings PLC*	1,829,597
Oil Refining and Marketing - 1.9%
86,316	Reliance Industries, Ltd.	3,235,966
Optical Supplies - 0.8%
9,355	Alcon, Inc. (U.S. Shares)	1,262,270
Power Converters and Power Supply Equipment - 1.0%
31,805	Hubbell, Inc.	1,644,000
Real Estate Management/Services - 0.5%
25,000	Mitsubishi Estate Company, Ltd.	773,931
Real Estate Operating/Development - 1.6%
497,000	CapitaLand, Ltd.#	2,741,611
Reinsurance - 0.7%
322	Berkshire Hathaway, Inc. - Class B*	1,168,216
Respiratory Products - 0.7%
27,445	Respironics, Inc.*	1,118,658
Retail - Apparel and Shoe - 1.8%
11,505	Abercrombie & Fitch Co. - Class A	939,498
18,384	Industria de Diseno Textil S.A.#	1,126,940
18,190	Nordstrom, Inc.	998,995
		3,065,433
Retail - Consumer Electronics - 1.1%
18,095	Best Buy Company, Inc.	844,132
11,360	Yamada Denki Company, Ltd.#	1,046,735
		1,890,867
Retail - Drug Store - 0.9%
40,895	CVS/Caremark Corp.	1,482,035
Retail - Major Department Stores - 0.3%
5,875	J.C. Penney Company, Inc.	464,654
Retail - Restaurants - 0.4%
9,080	Chipotle Mexican Grill, Inc. - Class A*,#	592,288
Semiconductor Components/Integrated Circuits - 1.1%
77,535	Cypress Semiconductor Corp.*	1,769,349
Semiconductor Equipment - 0.8%
46,680	ASM Lithography Holding N.V. (U.S. Shares)*,#	1,272,030
Soap and Cleaning Preparations - 1.1%
34,134	Reckitt Benckiser PLC	1,870,412
Telecommunication Equipment - Fiber Optics - 0.9%
60,555	Corning, Inc.*	1,436,365
Telecommunication Services - 2.2%
42,430	Amdocs, Ltd. (U.S. Shares)*	1,559,302
24,160	SAVVIS, Inc.*,#	1,245,931
43,289	Time Warner Telecom, Inc. - Class A*	887,425
		3,692,658
Television - 1.4%
205,044	British Sky Broadcasting Group PLC#	2,348,170
Therapeutics - 2.1%
28,560	Amylin Pharmaceuticals, Inc.*,#	1,180,385
15,480	Gilead Sciences, Inc.*	1,265,026
19,940	United Therapeutics Corp.*	1,114,845
		3,560,256

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds April 30, 2007 17

Janus Global Research Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Tobacco - 1.0%
23,814	Altria Group, Inc.	$1,641,261
Transportation - Services - 0.7%
16,595	United Parcel Service, Inc. - Class B	1,168,786
Transportation - Truck - 0.5%
18,915	Landstar System, Inc.	913,784
Web Portals/Internet Service Providers - 0.6%
35,610	Yahoo!, Inc.*	998,504
Wireless Equipment - 2.1%
57,100	Crown Castle International Corp.*	1,960,814
33,905	QUALCOMM, Inc.	1,485,039
		3,445,853
Total Common Stock (cost $138,159,315)		163,426,734
Money Markets - 2.1%
2,032,758	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	2,032,758
1,455,342	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	1,455,342
Total Money Markets (cost $3,488,100)		3,488,100
Other Securities - 11.5%
4,705,491	Foreign Government Bonds†	4,705,491
14,341,098	State Street Navigator Securities Lending Prime Portfolio†	14,341,098
16,177	U.S. Treasury Notes/Bonds†	16,177
Total Other Securities (cost $19,062,766)		19,062,766
Total Investments (total cost $160,710,181) – 111.8%		185,977,600
Liabilities, net of Cash, Receivables and Other Assets – (11.8)%		(19,621,967)
Net Assets – 100%		$166,355,633

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$2,548,299	1.4%
Belgium	2,218,721	1.2%
Bermuda	6,707,997	3.6%
Brazil	4,211,681	2.3%
Canada	6,091,056	3.3%
Cayman Islands	1,986,309	1.1%
China	2,875,155	1.5%
Germany	2,397,828	1.3%
Hong Kong	2,042,148	1.1%
India	3,235,966	1.7%
Ireland	1,017,715	0.5%
Japan	7,612,689	4.1%
Mexico	1,960,381	1.1%
Netherlands	1,820,956	1.0%
Russia	1,252,006	0.7%
Singapore	2,741,611	1.5%
South Korea	1,166,518	0.6%
Spain	1,126,940	0.6%
Switzerland	12,972,349	7.0%
United Kingdom	17,620,397	9.4%
United States††	102,370,878	55.0%
Total	$185,977,600	100.0%

††Includes Short-Term Securities and Other Securities (42.9% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
18 Janus International & Global Funds April 30, 2007

Janus Overseas Fund (unaudited)

Ticker: JAOSX

Fund Snapshot

This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Brent Lynn
portfolio manager

Performance Overview

For the six months ended April 30, 2007, Janus Overseas Fund gained 18.92%. The Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, advanced 15.46%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, appreciated 15.89%.

Equity markets around the globe delivered healthy gains during the period amid continued evidence of reasonable economic growth and modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly and many indexes posted double-digit gains for the period. While the U.S. economy showed signs of slowing, many other key countries showed signs of economic strength. Robust merger and acquisition (M&A) activity and private equity transactions continued to provide valuation support to equities in the U.S. and around the world. Among emerging markets, China continued to be a top performer, backed by double-digit economic growth rates and strong local Chinese investor demand for equities.

Strong Performers Included Materials and Consumer Discretionary

Within the Fund, holdings in the materials and consumer discretionary sectors were among those that led performance, relative to the benchmark.

Brazilian iron ore producer Companhia Vale do Rio Doce (CVRD), a materials holding, was the leading individual performer during the period. Steel demand in China and other emerging economies was a key driver of growth for CVRD. The company purchased Canadian nickel producer Inco in January 2007. I believe that the acquisition of Inco will enhance CVRD's earnings power, diversify its mining assets and create significant synergies in its nickel business.

Another key contributor within the materials space was Canadian fertilizer company, Potash Corporation of Saskatchewan. As the world's largest potash fertilizer company and also a large producer of phosphate and nitrogen fertilizers, I believe Potash Corp is well positioned to benefit from higher agricultural product prices and increased fertilizer usage.

Japanese electronics manufacturer Sony, a consumer discretionary name, also contributed to performance. Despite a high-profile recall of laptop batteries and marketplace uncertainties over its PlayStation® 3 (PS3) game console, I believe the company's restructuring effort is gaining traction and the consumer electronics business is improving.

Select Information Technology (IT), Industrials and Consumer Staples Weighed on Performance

From a sector perspective, detractors included IT, industrials and consumer staples.

In the IT space, Silicon-On-Insulator Technologies (SOITEC), the French innovator of silicon-on-insulator wafer technology for semiconductor chips, lagged amid concerns over near-term customer demand. Despite near-term issues, I believe SOITEC's technology will gain traction in a wider variety of semiconductors over time.

Another detractor was Macau gaming company Melco International Development. Macau is rapidly becoming the gaming capital of Asia. Despite some cost overruns and delays in the construction of its Crown Macau casino, I continue to believe that Melco is well positioned to capitalize on the rapid growth in Asian gaming.

Additionally, Indian sugar producer Bajaj Hindusthan underperformed as sugar prices came off 2006 highs. Looking forward, I believe that sugar demand will expand due to ethanol growth worldwide and increased sugar consumption in emerging markets.

Outlook

With many equity indexes around the world near multi-year or all-time highs, I am naturally monitoring the global market closely. During the past six months, the markets and the Fund performed well. I consider six months to be a short length of time, and in future six-month periods, the performance of the Fund may certainly be worse or even negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate great long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my

Janus International & Global Funds April 30, 2007 19

Janus Overseas Fund (unaudited)

sole focus is to deliver superior long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Janus Overseas Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Companhia Vale do Rio Doce (ADR)	2.18%
Potash Corporation of Saskatchewan, Inc.	1.83%
Reliance Industries, Ltd.	1.80%
Sony Corp.	1.64%
Li & Fung, Ltd.	0.99%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(0.56)%
Melco PBL Entertainment (Macau), Ltd. (ADR)	(0.38)%
Bajaj Hindusthan, Ltd. (GDR)	(0.32)%
Park24 Company, Ltd.	(0.22)%
Balrampur Chini Mills, Ltd.	(0.18)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Consumer Discretionary	4.69%	23.36%	11.91%
Materials	4.28%	9.89%	8.47%
Financials	3.61%	13.05%	29.89%
Energy	3.05%	13.02%	7.02%
Industrials	1.74%	10.19%	11.28%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Utilities	0.13%	0.37%	5.53%
Other*	0.14%	0.29%	0.00%
Telecommunication Services	0.37%	1.00%	5.46%
Health Care	0.44%	3.58%	7.03%
Information Technology	0.62%	16.70%	5.48%

*Industry not classified by Global Industry Classification Standard.

20 Janus International & Global Funds April 30, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

Sony Corp. Audio and Video Products	5.2%
Reliance Industries, Ltd. Oil Refining and Marketing	4.6%
Taiwan Semiconductor Manufacturing Company, Ltd. Semiconductor Components/Integrated Circuits	3.9%
Li & Fung, Ltd. Distribution/Wholesale	3.9%
Bunge, Ltd. Agricultural Operations	3.8%
21.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 35.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

Janus International & Global Funds April 30, 2007 21

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Overseas Fund	18.92%	27.03%		22.00%		14.48%		15.56%		0.92%
Morgan Stanley Capital International EAFE® Index	15.46%	19.81%		16.64%		8.72%		7.91%
Morgan Stanley Capital International All Country World ex- U.S. IndexSM	15.89%	19.20%		17.83%		N/A		9.07	%**
Morgan Stanley Capital International EAFE® Growth Index	15.81%	17.49%		14.30%		6.15%		5.67	%***
Lipper Quartile	–	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for International Funds	–	1/987		12/661		11/280		1/117

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund held approximately 13.0% of its assets in Brazilian securities as of April 30, 2007 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 2, 1994

**The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index'sSM since inception returns are calculated from December 31, 1998.

***The Morgan Stanley Capital International (MSCI) EAFE® Growth Index's since inception returns are calculated from April 30, 1994.

22 Janus International & Global Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,189.20	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

*Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus International & Global Funds April 30, 2007 23

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 99.3%
Aerospace and Defense - 3.1%
11,993,004	BAE Systems PLC	$108,846,456
2,876,880	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)#	134,954,440
		243,800,896
Agricultural Chemicals - 2.8%
1,222,349	Potash Corporation of Saskatchewan, Inc.	218,941,329
Agricultural Operations - 5.5%
34,400	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,£	22,000,689
3,995,585	Bunge, Ltd.	302,705,520
130,988,317	Chaoda Modern Agriculture Holdings, Ltd.£	107,870,304
		432,576,513
Audio and Video Products - 5.2%
7,652,700	Sony Corp.#	407,618,738
Automotive - Cars and Light Trucks - 0.5%
2,344,073	Tata Motors, Ltd.	42,524,152
Automotive - Truck Parts and Equipment - Original - 0%
144,600	TI Automotive, Ltd.*,ß,oo	0
Batteries and Battery Systems - 0%
529,000	BYD Company, Ltd.#	3,249,915
Broadcast Services and Programming - 0.5%
1,558,060	Grupo Televisa S.A. (ADR)#	43,703,583
Building - Residential and Commercial - 2.7%
14,866,500	Cyrela Brazil Realty S.A.	155,903,919
2,748,390	Gafisa S.A.	38,727,252
1,609,500	Rossi Residencial S.A.	21,958,173
		216,589,344
Casino Hotels - 0.7%
3,246,540	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	56,554,727
Commercial Banks - 3.0%
1,323,237	Anglo Irish Bank Corporation PLC	29,733,110
1,973,525	Banca Generali S.P.A. (144A)	27,526,346
25,111,867	Banco de Oro	31,123,136
495,960	Banco de Oro (GDR) (144A)	12,293,286
1,259,120	Banco Macro Bansud S.A. (ADR)#	45,580,144
765,810	Julius Baer Holding, Ltd.#	53,351,359
2,834,764	Punjab National Bank, Ltd.	33,966,753
		233,574,134
Commercial Services - 1.0%
6,385,800	Park24 Company, Ltd.	79,229,119
Computers - Peripheral Equipment - 0.7%
2,017,099	Logitech International S.A.*	54,480,484
Cosmetics and Toiletries - 1.2%
704,680	LG Household & Health Care, Ltd.	93,412,052
Dental Supplies and Equipment - 0.3%
513,427	Osstem Implant Company, Ltd.*	23,939,450
Distribution/Wholesale - 6.4%
16,660,000	Esprit Holdings, Ltd.#	201,620,299
99,736,110	Li & Fung, Ltd.	307,037,633
		508,657,932
Diversified Financial Services - 0.1%
494,156	Reliance Capital, Ltd.	8,502,785

Shares/Principal/Contract Amounts		Value
Diversified Minerals - 2.7%
5,201,735	Companhia Vale do Rio Doce (ADR)#	$211,242,458
Diversified Operations - 2.4%
1,767,200	Bradespar S.A.	59,164,788
53,122,000	Melco International Development, Ltd.	102,908,944
88,157,621	Polytec Asset Holdings, Ltd.§,£	27,040,613
		189,114,345
Electric - Distribution - 0.3%
2,780,900	Equatorial Energia S.A.	26,972,444
Electric Products - Miscellaneous - 2.7%
11,505,000	Sharp Corp.#	210,583,489
Electronic Components - Semiconductors - 7.1%
72,886,857	ARM Holdings PLC	194,006,697
425,274	Samsung Electronics Company, Ltd.#	260,414,660
4,590,623	Silicon-On-Insulator Technologies (SOITEC)*,£	107,397,034
		561,818,391
Energy - Alternate Sources - 1.7%
1,034,765	SunPower Corp. - Class A*,#,£	62,789,540
1,882,270	Suntech Power Holdings Company, Ltd. (ADR)*,#	68,288,756
		131,078,296
Enterprise Software/Services - 1.0%
1,582,473	SAP A.G.#	76,162,437
Finance - Commercial - 0.1%
1,355,525	Banco Compartamos S.A.*	6,840,810
Finance - Mortgage Loan Banker - 0.8%
1,619,890	Housing Development Finance Corporation, Ltd.	64,857,800
Food - Diversified - 0.3%
8,276,740	FU JI Food & Catering Services#	25,154,907
Gambling - Non-Hotel - 0.2%
1,206,100	Great Canadian Gaming Corp.*,#	14,365,837
Hotels and Motels - 0.4%
3,293,500	Kingdom Hotel Investments (ADR)*	30,253,546
Insurance Brokers - 0.2%
1,354,044	Eurodekania, Ltd.*,oo,§,£	18,477,927
Internet Connectivity Services - 0.6%
965,304	NDS Group PLC (ADR)*,£	49,780,727
Internet Gambling - 1.4%
17,910,367	IG Group Holdings PLC£	108,807,372
Investment Companies - 0.7%
7,585,174	SM Investments Corp.	56,272,582
Investment Management and Advisory Services - 0.3%
2,602,432	Bluebay Asset Management*,#	23,759,723
Medical - Biomedical and Genetic - 1.7%
2,168,395	Celgene Corp.*	132,619,038
Medical - Drugs - 1.3%
568,460	Roche Holding A.G.#	107,234,355
Multimedia - 2.2%
10,080,402	Publishing & Broadcasting, Ltd.	170,706,288
Non-Hazardous Waste Disposal - 0.4%
63,334,512	China Water Affairs Group, Ltd.*,£	33,758,526
Oil and Gas Drilling - 2.7%
6,612,137	Nabors Industries, Ltd.*,#	212,381,840

See Notes to Schedules of Investments and Financial Statements.
24 Janus International & Global Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares/Principal/Contract Amounts		Value
Oil Companies - Exploration and Production - 1.6%
1,620,217	Niko Resources, Ltd.	$129,191,102
Oil Companies - Integrated - 1.3%
594,680	Lukoil (ADR)	45,846,227
536,765	Petroleo Brasileiro S.A. (ADR)	54,336,721
		100,182,948
Oil Field Machinery and Equipment - 0.5%
4,842,701	Wellstream Holdings PLC*	36,798,640
Oil Refining and Marketing - 5.7%
1,045,875	Petroplus Holdings A.G.*	85,548,548
9,756,730	Reliance Industries, Ltd.	365,777,451
		451,325,999
Petrochemicals - 0.2%
506,830	LG Petrochemical Company, Ltd.	17,027,430
Public Thoroughfares - 2.1%
7,714,465	Companhia de Concessoes Rodoviarias	120,667,891
2,903,400	Obrascon Huarte Lain Brasil S.A.*	44,670,991
		165,338,882
Real Estate Management/Services - 0.7%
827,100	Daito Trust Construction Company, Ltd.#	38,008,900
2,651,200	Sao Carlos Empreendimentos e Participacoes S.A.£	21,015,371
		59,024,271
Real Estate Operating/Development - 5.1%
3,235,065	Ablon Group*	20,764,301
114,473,700	Ayala Land, Inc.	41,602,576
4,247,945	Brascan Residential Properties S.A.*	32,291,995
9,180,000	CapitaLand, Ltd.	50,639,813
171,991,000	China Overseas Land & Investment, Ltd.	209,288,892
966,880	Iguatemi Empresa de Shopping Centers S.A.*	15,261,766
2,992,955	PDG Realty S.A. Empreendimentos e Participacoes*	20,777,247
1,584,880	Rodobens Negocios Imobiliarios S.A.*	15,520,291
		406,146,881
Recreational Centers - 0.6%
5,787,807	Orascom Hotels & Development*	46,982,330
Retail - Consumer Electronics - 0.9%
745,000	Yamada Denki Company, Ltd.#	68,645,911
Retail - Major Department Stores - 1.8%
3,579,064	KarstadtQuelle A.G.*	138,632,223
Semiconductor Components/Integrated Circuits - 5.6%
5,783,139	Actions Semiconductor Company, Ltd. (ADR)*,£	41,754,264
5,060,075	Marvell Technology Group, Ltd.*,#	81,619,010
151,591,746	Taiwan Semiconductor Manufacturing Company, Ltd.	309,446,529
1,883,360	Vimicro International Corp. (ADR)*,£	10,433,814
		443,253,617
Semiconductor Equipment - 1.4%
4,144,941	ASML Holding N.V.*,#	111,845,860
Sugar - 1.9%
5,807,259	Bajaj Hindusthan, Ltd.	22,567,013
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)	3,922,033
13,335,458	Balrampur Chini Mills, Ltd.£	19,771,202
5,048,700	Cosan S.A. Industria e Comercio*,£	97,190,770
456,173	Shree Renuka Sugars, Ltd.	4,809,987
		148,261,005

Shares/Principal/Contract Amounts		Value
Telecommunication Equipment - Fiber Optics - 1.0%
3,379,220	Corning, Inc.*,#	$80,155,098
Telecommunication Services - 3.7%
5,925,995	Amdocs, Ltd. (U.S. Shares)*,#	217,780,316
6,314,808	Reliance Communications, Ltd.*	72,955,425
		290,735,741
Telephone - Integrated - 0.2%
1,188,890	GVT Holdings S.A.*	15,043,313
Transportation - Marine - 0.1%
473,740	Star Asia Financial, Ltd. (144A)*,oo,§	4,737,400
Total Common Stock (cost $5,809,315,760)		7,842,926,942
Money Markets - 0.9%
69,225,000	Janus Institutional Money Market Fund - Institutional Shares 5.26% (cost $69,225,000)	69,225,000
Purchased Options - Puts - 0.1%
16,212	Brazil Bovespa Stock Index expires August 2007, exercise price $197.81 (premiums paid $12,186,398)	4,096,892
Other Securities - 7.7%
7,723,424	Foreign Government Bonds†	7,723,424
598,577,078	State Street Navigator Securities Lending Prime Portfolio†	598,577,078
Total Other Securities (cost $606,300,502)		606,300,502
Total Investments (total cost $6,497,027,660) – 108.0%		8,522,549,336
Liabilities, net of Cash, Receivables and Other Assets – (8.0)%		(634,045,544)
Net Assets – 100%		$7,888,503,792

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Argentina	$45,580,144	0.5%
Australia	170,706,288	2.0%
Bermuda	1,105,364,302	13.0%
Brazil	1,111,797,411	13.0%
Canada	362,498,268	4.3%
Cayman Islands	310,796,204	3.7%
China	3,249,915	0.1%
Egypt	46,982,330	0.6%
France	107,397,034	1.3%
Germany	214,794,660	2.5%
Hong Kong	402,511,089	4.7%
Hungary	20,764,301	0.2%
India	639,654,601	7.5%
Ireland	29,733,110	0.4%
Italy	27,526,346	0.3%
Japan	804,086,157	9.4%
Mexico	50,544,393	0.6%
Netherlands	111,845,860	1.3%
Philippines	141,291,580	1.7%
Russia	45,846,227	0.5%
Singapore	50,639,813	0.6%
South Korea	394,793,592	4.6%
Switzerland	300,614,746	3.5%
Taiwan	309,446,529	3.6%
United Kingdom	758,257,858	8.9%
United States††	955,826,578	11.2%
Total	$8,522,549,336	100.0%

††Includes Short-Term Securities and Other Securities (3.3% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds April 30, 2007 25

Janus Worldwide Fund (unaudited)

Ticker: JAWWX

Fund Snapshot

This global fund offers geographic diversification in a single portfolio.

Jason Yee
portfolio manager

For the six months ending April 30, 2007, Janus Worldwide Fund advanced 15.34%, outpacing its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned 11.87%.

Equity markets around the globe delivered healthy gains during the period amid continued evidence of strong economic growth and modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly and many indexes posted double-digit gains. While U.S. corporate profit growth showed signs of slowing, robust merger and acquisition (M&A) activity and private equity transactions continued to provide key valuation support to equities in the U.S. and around the world.

Select Holdings that Contributed to Fund Performance

Within the Fund, holdings in the consumer discretionary, healthcare and materials sectors led performance, relative to the benchmark.

Among consumer discretionary positions, Amazon.com contributed significantly as my thesis for investing in the U.S.-based online retailer played out. While the rest of the market fretted over higher capital investments that resulted in lower profits, I believed this was a short-term issue. Over the past six months, the slowdown in Amazon's spending started to materialize and the resulting operating leverage contributed largely to strong profits and cash flow. The company also announced its first share buyback, which should further enhance returns going forward. Despite a nearly 38% rise in the stock, I believe Amazon was attractively valued and I maintained the Fund's position at period end.

Another consumer discretionary company, specialty retailer Esprit Holdings of Hong Kong, added to gains as it continued to grow rapidly. An increasingly-established brand in Europe, the company is expanding in under-penetrated markets such as Germany, France and Spain. Solid execution translated into strong earnings and I was rewarded for my conviction in this position.

A healthcare position that contributed to performance was U.S. pharmacy benefit manager Medco Health Solutions. Over the long haul, I expect this business to benefit from the increasing use of generic drugs by U.S. consumers, operating leverage and strong free cash flow generation. During the period, my stake appreciated as a bidding war broke out over competitor Caremark. Drugstore operator CVS eventually won the right to purchase Caremark, which I believe left Medco well positioned as the sole pharmacy benefit manager in the U.S. devoted to this line of business.

Holdings that Detracted from Performance

The Fund's consumer discretionary performance was curtailed somewhat by three U.S. homebuilders that ranked among the largest detractors during the period. Centex, Lennar and Pulte Homes all declined on concerns about the upcoming spring home-selling season, lingering worries that defaults on subprime mortgages will drive existing home inventories higher and overall weak fundamentals in the industry. I believed, however, that with prices near book value, the companies were undervalued. Furthermore, I feel each is poised to outperform to the extent that the Federal Reserve decides to reduce short-term interest rates.

Further diminishing relative returns were investments in the industrials and telecommunication services sectors.

Outlook

With equity indexes around the world near multi-year or all-time highs at the end of the period, we are closely monitoring several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. economy has remained healthy. Should any signs of a U.S. slowdown appear, I believe markets around the world could experience an adverse reaction. Second, corporate M&A and private equity transactions, which have supported higher

26 Janus International & Global Funds April 30, 2007

(unaudited)

equity valuations in the U.S., have swept into Europe and contributed to higher prices there. While watching developments on the economic and liquidity fronts, I will continue to adhere to my rigorous stock selection process in order to identify promising investments that may be trading at a discount to their intrinsic value.

Janus Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Amazon.com, Inc.	1.65%
Esprit Holdings, Ltd.	1.04%
Medco Health Solutions, Inc.	1.00%
Expedia, Inc.	0.81%
IAC/InterActiveCorp	0.76%

5 Largest Detractors from Performance – Holdings

Contribution
Centex Corp.	(0.19)%
Pulte Homes, Inc.	(0.19)%
Marvell Technology Group, Ltd.	(0.17)%
Lennar Corp.	(0.15)%
Nissan Motor Company, Ltd.	(0.11)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Discretionary	7.69%	36.77%	11.46%
Financials	2.24%	20.07%	26.20%
Information Technology	1.95%	20.01%	10.41%
Health Care	1.56%	6.34%	9.20%
Materials	1.49%	5.64%	6.05%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Energy	0.00%	0.00%	8.95%
Utilities	0.00%	0.00%	4.39%
Telecommunication Services	0.41%	3.27%	4.49%
Industrials	0.50%	5.35%	10.76%
Consumer Staples	0.65%	2.56%	8.11%

Janus International & Global Funds April 30, 2007 27

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2007

Dell, Inc. Computers	5.3%
British Sky Broadcasting Group PLC Television	5.3%
Willis Group Holdings, Ltd. Insurance Brokers	4.1%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.8%
Amazon.com, Inc. E-Commerce/Products	3.7%
22.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2007

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of April 30, 2007	As of October 31, 2006

28 Janus International & Global Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Worldwide Fund	15.34%	20.90%		7.00%		6.99%		11.66%		0.87%
Morgan Stanley Capital International World IndexSM	11.87%	16.98%		12.17%		8.00%		9.08%
Lipper Quartile	–	1	st	4	th	3	rd	2	nd
Lipper Ranking - based on total return for Global Funds	–	25/399		225/234		66/96		5/15

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

For the period from July 1, 2006 through January 31, 2007 (''Waiver Period''), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Fund's primary benchmark index for that period.

The Fund's expense ratios were determined based on net average assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 15, 1991

Janus International & Global Funds April 30, 2007 29

Janus Worldwide Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,153.40	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

*Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

30 Janus International & Global Funds April 30, 2007

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Common Stock - 98.4%
Advertising Services - 0.5%
1,446,601	WPP Group PLC	$21,420,532
Aerospace and Defense - 0.3%
1,347,480	BAE Systems PLC	12,229,498
Agricultural Chemicals - 3.1%
405,650	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	72,822,288
339,959	Syngenta A.G.	67,620,838
		140,443,126
Apparel Manufacturers - 0.8%
2,529,700	Burberry Group PLC	34,718,935
Applications Software - 0.9%
8,317,886	Misys PLC	41,263,065
Audio and Video Products - 1.1%
964,900	Sony Corp.#	51,395,105
Automotive - Cars and Light Trucks - 1.8%
944,357	BMW A.G.#	58,495,144
2,512,414	Nissan Motor Company, Ltd.	25,348,332
		83,843,476
Broadcast Services and Programming - 1.6%
2,019,080	Liberty Global, Inc. - Class A*	72,464,781
Building - Residential and Commercial - 5.2%
1,567,910	Centex Corp.#	70,195,331
1,497,340	Lennar Corp.#	63,951,391
2,494,740	Pulte Homes, Inc.#	67,108,506
808,740	Ryland Group, Inc.#	35,827,182
		237,082,410
Casino Hotels - 0.5%
264,725	Harrah's Entertainment, Inc.	22,581,043
Cellular Telecommunications - 1.5%
23,916,753	Vodafone Group PLC	68,080,648
Chemicals - Diversified - 1.4%
964,800	Shin-Etsu Chemical Company, Ltd.	62,433,261
Computers - 5.3%
9,633,050	Dell, Inc.*,#	242,849,190
Computers - Memory Devices - 0.5%
1,548,790	EMC Corp.*,#	23,510,632
Distribution/Wholesale - 4.3%
13,503,200	Esprit Holdings, Ltd.	163,416,520
10,848,400	Li & Fung, Ltd.	33,396,801
		196,813,321
Diversified Minerals - 0.9%
1,059,490	Companhia Vale do Rio Doce (ADR)	43,025,889
Diversified Operations - 3.8%
5,279,650	Tyco International, Ltd. (U.S. Shares)	172,274,980
E-Commerce/Products - 3.7%
2,762,485	Amazon.com, Inc.*,#	169,423,205
E-Commerce/Services - 5.5%
2,457,070	eBay, Inc.*,#	83,392,956
4,477,046	Expedia, Inc.*,#	105,747,826
1,736,620	IAC/InterActiveCorp*,#	66,199,954
		255,340,736
Electronic Components - Miscellaneous - 2.3%
2,595,868	Koninklijke (Royal) Philips Electronics N.V.#	106,158,890

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 2.5%
11,320,499	ARM Holdings PLC	$30,132,355
53,335	Samsung Electronics Company, Ltd.	32,659,452
1,513,190	Texas Instruments, Inc.	52,008,340
		114,800,147
Energy - Alternate Sources - 0.2%
292,220	Suntech Power Holdings Company, Ltd. (ADR)*,#	10,601,742
Finance - Investment Bankers/Brokers - 6.1%
1,136,100	Citigroup, Inc.	60,917,682
2,687,008	JP Morgan Chase & Co.	139,993,116
1,247,706	UBS A.G.#	80,866,286
		281,777,084
Finance - Mortgage Loan Banker - 1.4%
364,175	Fannie Mae#	21,457,191
1,030,565	Housing Development Finance Corporation, Ltd.	41,262,171
		62,719,362
Food - Retail - 0.5%
312,901	Metro A.G.#	24,231,971
Insurance Brokers - 4.1%
4,523,860	Willis Group Holdings, Ltd.#	185,568,737
Investment Companies - 0.2%
361,001	RHJ International*	7,293,377
Medical - Drugs - 2.2%
593,495	Merck & Company, Inc.	30,529,383
946,080	Pfizer, Inc.	25,033,277
249,809	Roche Holding A.G.	47,123,996
		102,686,656
Medical - HMO - 2.1%
434,815	Aetna, Inc.	20,384,127
345,580	Coventry Health Care, Inc.*	19,984,891
1,058,885	UnitedHealth Group, Inc.	56,184,439
		96,553,457
Multimedia - 0.9%
1,237,460	Walt Disney Co.#	43,286,351
Networking Products - 2.0%
3,455,955	Cisco Systems, Inc.*	92,412,237
Pharmacy Services - 2.8%
1,645,290	Medco Health Solutions, Inc.*,#	128,365,526
Property and Casualty Insurance - 2.4%
2,976,800	Millea Holdings, Inc.	110,228,210
Real Estate Management/Services - 1.0%
1,442,000	Mitsubishi Estate Company, Ltd.	44,640,313
Real Estate Operating/Development - 1.2%
9,813,000	CapitaLand, Ltd.	54,131,644
Reinsurance - 2.3%
29,545	Berkshire Hathaway, Inc. - Class B*	107,189,260
Retail - Apparel and Shoe - 1.8%
1,307,810	Industria de Diseno Textil S.A.	80,168,836
Retail - Consumer Electronics - 1.1%
541,540	Yamada Denki Company, Ltd.	49,898,667
Retail - Drug Store - 1.6%
1,986,675	CVS/Caremark Corp.	71,997,102

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds April 30, 2007 31

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Schools - 0.4%
381,130	Apollo Group, Inc. - Class A*,#	$18,027,449
Semiconductor Components/Integrated Circuits - 1.1%
3,009,960	Marvell Technology Group, Ltd.*	48,550,655
Semiconductor Equipment - 0.5%
875,628	ASML Holding N.V.*	23,627,687
Soap and Cleaning Preparations - 1.3%
1,124,512	Reckitt Benckiser PLC	61,618,939
Telecommunication Equipment - Fiber Optics - 0.5%
1,006,825	Corning, Inc.*	23,881,889
Telephone - Integrated - 1.6%
3,737,380	Sprint Nextel Corp.#	74,859,721
Television - 5.3%
21,191,161	British Sky Broadcasting Group PLC#	242,681,803
Transportation - Services - 1.0%
634,890	United Parcel Service, Inc. - Class B#	44,715,303
Web Portals/Internet Service Providers - 3.6%
5,839,690	Yahoo!, Inc.*	163,744,908
Wireless Equipment - 1.7%
3,145,000	Nokia Oyj#	79,504,191
Total Common Stock (cost $3,398,756,751)		4,507,115,947
Money Markets - 1.6%
4,829,002	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	4,829,002
69,247,000	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	69,247,000
Total Money Markets (cost $74,076,002)		74,076,002
Other Securities - 16.1%
169,866,625	Foreign Government Bonds†	169,866,625
550,133,160	State Street Navigator Securities Lending Prime Portfolio†	550,133,160
16,326,105	U. S. Treasury Notes/Bonds†	16,326,105
Total Other Securities (cost $736,325,890)		736,325,890
Total Investments (total cost $4,209,158,643) – 116.1%		5,317,517,839
Liabilities, net of Cash, Receivables and Other Assets – (16.1)%		(736,631,194)
Net Assets – 100%		$4,580,886,645

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Belgium	$7,293,377	0.1%
Bermuda	603,207,693	11.3%
Brazil	43,025,889	0.8%
Canada	72,822,288	1.4%
Cayman Islands	10,601,742	0.2%
Finland	79,504,191	1.5%
Germany	82,727,115	1.6%
India	41,262,171	0.8%
Japan	343,943,888	6.5%
Netherlands	129,786,577	2.4%
Singapore	54,131,644	1.0%
South Korea	32,659,452	0.6%
Spain	80,168,836	1.5%
Switzerland	195,611,120	3.7%
United Kingdom	512,145,775	9.6%
United States††	3,028,626,081	57.0%
Total	$5,317,517,839	100.0%

††Includes Short-Term Securities and Other Securities (41.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
32 Janus International & Global Funds April 30, 2007

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Janus International & Global Funds April 30, 2007 33

Statements of Assets and Liabilities

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Global Opportunities Fund	Janus Global Research Fund(1)		Janus Overseas Fund		Janus Worldwide Fund
Assets:
Investments at cost(2)	$149,844	$160,710		$6,497,028		$4,209,159
Investments at value(2)	$188,895	$185,978		$8,522,549		$5,317,518
Cash	313	36		–		438
Cash denominated in foreign currency(3)	–	–		12,309		4,274
Receivables:
Investments sold	–	5,606		5,858		–
Fund shares sold	344	912		16,410		656
Dividends	200	207		10,130		3,856
Interest	9	17		440		453
Other assets	1	–		192		58
Total Assets	189,762	192,756		8,567,888		5,327,253
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	29,782	19,063		606,301		736,326
Due to custodian	–	–		1,079		–
Investments purchased	–	7,058		51,069		–
Fund shares repurchased	204	89		8,804		6,437
Dividends and distributions	–	–		–		1
Advisory fees	81	94		4,063		2,227
Transfer agent fees and expenses	57	40		1,351		1,061
Non-interested Trustees' fees and expenses	3	4		60		29
Foreign tax liability	–	45		6,505		–
Accrued expenses	58	7		152		285
Total Liabilities	30,185	26,400		679,384		746,366
Net Assets	$159,577	$166,356		$7,888,504		$4,580,887
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$117,081	$136,922		$5,669,992		$8,636,973
Undistributed net investment income/(loss)*	427	197		(14,042)		7,028
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	3,020	4,021		213,590		(5,171,512)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	39,049	25,216	(4)	2,018,964	(4)	1,108,398
Total Net Assets	$159,577	$166,356		$7,888,504		$4,580,887
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,343	11,490		158,140		83,705
Net Asset Value Per Share	$15.43	$14.48		$49.88		$54.73

*See Note 4 in the Notes to the Financial Statements.

(1)  Formerly named Janus Research Fund.

(2)  Investments at cost and value include $28,802,674, $18,317,832, $581,123,963 and $710,067,834 of securities loaned for Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).

(3)  Includes cost of $12,308,619 and $4,274,957 for Janus Overseas and Janus Worldwide Fund, respectively.

(4)  Net of foreign taxes on investments of $45,010 and $6,504,853 for Janus Global Research Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.
34 Janus International & Global Funds April 30, 2007

Statements of Operations

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Global Opportunities Fund	Janus Global Research Fund(1)	Janus Overseas Fund	Janus Worldwide Fund
Investment Income:
Interest	$–	$–	$19	$20
Securities lending income	13	22	842	175
Dividends	1,208	917	42,415	29,623
Dividends from affiliates	53	61	5,386	1,075
Foreign tax withheld	(43)	(47)	(3,137)	(1,090)
Total Investment Income	1,231	953	45,525	29,803
Expenses:
Advisory fees	479	462	21,271	13,365
Transfer agent fees and expenses	212	162	6,757	4,951
Registration fees	18	29	166	25
Postage and mailing expenses	20	10	115	238
Custodian fees	7	34	739	153
Professional fees	15	16	22	22
Non-interested Trustees' fees and expenses	4	7	154	79
Printing expenses	40	24	172	319
Other expenses	17	19	83	86
Non-recurring costs (Note 2)	–	–	–	2
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	(2)
Total Expenses	812	763	29,479	19,238
Expense and Fee Offset	(8)	(7)	(155)	(144)
Net Expenses	804	756	29,324	19,094
Less: Excess Expense Reimbursement	–	–	–	(552)
Net Expenses after Expense Reimbursement	804	756	29,324	18,542
Net Investment Income/(Loss)	427	197	16,201	11,261
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	3,027	4,301	563,267	250,649
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	20,248	16,326 (2)	530,227 (2)	376,509
Payment from affiliate (Note 2)	–	–	5	–
Net Gain/(Loss) on Investments	23,275	20,627	1,093,499	627,158
Net Increase/(Decrease) in Net Assets Resulting from Operations	$23,702	$20,824	$1,109,700	$638,419

(1)  Formerly named Janus Research Fund.

(2)  Net of foreign taxes on investments of $45,010 and $6,504,853 for Janus Global Research Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.
Janus International & Global Funds April 30, 2007 35

Statements of Changes in Net Assets

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006	Janus Global Opportunities Fund		Janus Global Research Fund(1)
(all numbers in thousands)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$427	$914	$197	$379
Net realized gain/(loss) from investment and foreign currency transactions	3,027	28,789	4,301	6,922
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	20,248	(12,044)	16,326	6,441
Payment from affiliate (Note 2)	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	23,702	17,659	20,824	13,742
Dividends and Distributions to Shareholders:
Net investment income*	(866)	(1,352)	(423)	(194)
Net realized gain/(loss) from investment transactions*	(20,656)	–	(6,758)	(1,113)
Net Decrease from Dividends and Distributions	(21,522)	(1,352)	(7,181)	(1,307)
Capital Share Transactions:
Shares sold	12,857	15,085	50,698	82,642
Redemption fees	6	13	7	N/A
Reinvested dividends and distributions	21,181	1,330	7,069	1,280
Shares repurchased	(22,314)	(64,628)	(18,086)	(30,736)
Net Increase/(Decrease) from Capital Share Transactions	11,730	(48,200)	39,688	53,186
Net Increase/(Decrease) in Net Assets	13,910	(31,893)	53,331	65,621
Net Assets:
Beginning of period	145,667	177,560	113,025	47,404
End of period	$159,577	$145,667	$166,356	$113,025
Undistributed Net Investment Income/(Loss)*	$427	$866	$197	$423

(1)  Formerly named Janus Research Fund.

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
36 Janus International & Global Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006	Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$16,201	$66,286	$11,261	$60,132
Net realized gain/(loss) from investment and foreign currency transactions	563,267	621,442	250,649	492,289
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	530,227	774,600	376,509	191,800
Payment from affiliate (Note 2)	5	48	–	13
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,109,700	1,462,376	638,419	744,234
Dividends and Distributions to Shareholders:
Net investment income*	(73,786)	(25,913)	(56,930)	(56,798)
Net realized gain/(loss) from investment transactions*	–	–	–	–
Net Decrease from Dividends and Distributions	(73,786)	(25,913)	(56,930)	(56,798)
Capital Share Transactions:
Shares sold	2,166,818	2,106,763	116,332	136,022
Redemption fees	1,308	1,991	105	91
Reinvested dividends and distributions	72,052	25,301	55,754	55,607
Shares repurchased	(704,710)	(808,017)	(546,151)	(1,463,467)
Net Increase/(Decrease) from Capital Share Transactions	1,535,468	1,326,038	(373,960)	(1,271,747)
Net Increase/(Decrease) in Net Assets	2,571,382	2,762,501	207,529	(584,311)
Net Assets:
Beginning of period	5,317,122	2,554,621	4,373,358	4,957,669
End of period	$7,888,504	$5,317,122	$4,580,887	$4,373,358
Undistributed Net Investment Income/(Loss)*	$(14,042)	$43,543	$7,028	$52,697

Janus International & Global Funds April 30, 2007 37

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Global Opportunities Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$15.32		$13.91		$12.93		$11.66		$8.64	$9.68
Income from Investment Operations:
Net investment income/(loss)	.04		.10		.10		.03		.03	.03
Net gains/(losses) on securities (both realized and unrealized)	2.38		1.42		.91		1.27		3.02	(1.04)
Total from Investment Operations	2.42		1.52		1.01		1.30		3.05	(1.01)
Less Distributions and Other:
Dividends (from net investment income)*	(.09)		(.11)		(.03)		(.03)		(.04)	(.02)
Distributions (from capital gains)*	(2.22)		–		–		–		–	(.01)
Redemption fees	–	(1)	–	(1)	–	(1)	–	(1)	.01	N/A
Payment from affiliate	–		–		–	(2)	–		–	–
Total Distributions and Other	(2.31)		(.11)		(.03)		(.03)		(.03)	(.03)
Net Asset Value, End of Period	$15.43		$15.32		$13.91		$12.93		$11.66	$8.64
Total Return**	17.08%		10.96%		7.78	%(3)	11.18%		35.51%	(10.59)%
Net Assets, End of Period (in thousands)	$159,577		$145,667		$177,560		$207,414		$143,659	$148,890
Average Net Assets for the Period (in thousands)	$150,987		$161,256		$218,871		$175,110		$132,935	$155,411
Ratio of Gross Expenses to Average Net Assets***(4)	1.09	%(5)	1.17	%(6)	1.03	%(5)	1.09	%(5)	1.17%	1.19%
Ratio of Net Expenses to Average Net Assets***(4)	1.07%		1.15%		1.02%		1.09%		1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%		0.57%		0.62%		0.24%		0.27%	0.40%
Portfolio Turnover Rates***	0%		38%		36%		37%		31%	84%

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Global Research Fund(7)
and through each fiscal year or period ended October 31	2007	2006	2005(8)
Net Asset Value, Beginning of Period	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.10	(.01)
Net gains/(losses) on securities (both realized and unrealized)	2.11	2.22	1.12
Total from Investment Operations	2.13	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.04)	–
Distributions (from capital gains)*	(.76)	(.23)	–
Redemption fees	– (1)	N/A	N/A
Payment from affiliate	–	–	–	(2)
Total Distributions and Other	(.81)	(.27)	–
Net Asset Value, End of Period	$14.48	$13.16	$11.11
Total Return**	16.87%	21.21%	11.10	%(3)
Net Assets, End of Period (in thousands)	$166,356	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$133,365	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)	1.15%	1.16%	1.27	%(9)
Ratio of Net Expenses to Average Net Assets***(4)	1.14%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.30%	0.48%	(0.24)%
Portfolio Turnover Rates***	78%	118%	86%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

(7)    Formerly named Janus Research Fund.

(8)    Period from February 25, 2005 (inception date) through October 31, 2005.

(9)    The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
38 Janus International & Global Funds April 30, 2007

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Overseas Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$42.45		$28.42		$21.62		$19.50		$15.44	$18.44
Income from Investment Operations:
Net investment income/(loss)	.12		.49		.21		.18		.24	.15
Net gains/(losses) on securities (both realized and unrealized)	7.85		13.80		6.82		2.18		3.98	(3.05)
Total from Investment Operations	7.97		14.29		7.03		2.36		4.22	(2.90)
Less Distributions and Other:
Dividends (from net investment income)*	(.55)		(.28)		(.23)		(.24)		(.16)	(.10)
Distributions (from capital gains)*	–		–		–		–		–	–
Redemption fees	.01		.02		–	(1)	–	(1)	– (1)	N/A
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.54)		(.26)		(.23)		(.24)		(.16)	(.10)
Net Asset Value, End of Period	$49.88		$42.45		$28.42		$21.62		$19.50	$15.44
Total Return**	18.92	%(3)	50.71	%(3)	32.74	%(3)	12.24	%(3)	27.62%	(15.78)%
Net Assets, End of Period (in thousands)	$7,888,504		$5,317,122		$2,554,621		$2,090,180		$2,811,437	$3,242,597
Average Net Assets for the Period (in thousands)	$6,716,654		$3,933,175		$2,272,200		$2,496,896		$2,897,732	$4,445,864
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.89%		0.92%		0.90%		0.93%		0.94%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%		0.91%		0.89%		0.93%		0.94%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%		1.69%		0.88%		0.72%		1.21%	0.69%
Portfolio Turnover Rates***	54%		61%		57%		58%		104%	63%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Worldwide Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$48.05		$41.41		$38.12		$37.34		$32.87	$40.17
Income from Investment Operations:
Net investment income/(loss)	.15		.65		.46		.30		.37	.27
Net gains/(losses) on securities (both realized and unrealized)	7.17		6.48		3.14		.84		4.41	(7.56)
Total from Investment Operations	7.32		7.13		3.60		1.14		4.78	(7.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.64)		(.49)		(.31)		(.36)		(.31)	(.01)
Distributions (from capital gains)*	–		–		–		–		–	–
Redemption fees	–	(1)	–	(1)	–	(1)	–	(1)	– (1)	N/A
Payment from affiliate	–		–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.64)		(.49)		(.31)		(.36)		(.31)	(.01)
Net Asset Value, End of Period	$54.73		$48.05		$41.41		$38.12		$37.34	$32.87
Total Return**	15.34%		17.34	%(3)	9.47	%(3)	3.06	%(3)	14.65%	(18.15)%
Net Assets, End of Period (in thousands)	$4,580,887		$4,373,358		$4,957,669		$7,074,321		$11,340,655	$13,465,168
Average Net Assets for the Period (in thousands)	$4,484,536		$4,601,953		$5,984,293		$9,278,240		$12,123,565	$18,185,263
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.84	%(6)	0.87	%(6)	0.85%		0.92%		0.93%	0.87%
Ratio of Net Expenses to Average Net Assets***(4)	0.83%		0.86%		0.85%		0.92%		0.92%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%		1.31%		0.90%		0.61%		0.99%	0.62%
Portfolio Turnover Rates***	27%		43%		33%		120%		108%	73%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(6) The ratio was 0.87% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus International & Global Funds April 30, 2007 39

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index and contains constituents of the MSCI EAFE® Index, which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2007.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

40 Janus International & Global Funds April 30, 2007

  ºº  Schedule of Fair Valued Securities (as of April 30, 2007)

	Value	Value as a % of Net Assets
Janus Overseas Fund
Eurodekania, Ltd.	$18,477,927	0.2%
Star Asia Financial, Ltd. (144A)	4,737,400	0.1%
TI Automotive, Ltd.	–	0.0%
	$23,215,327	0.3%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Overseas Fund
Eurodekania, Ltd.ºº	3/8/07	$17,754,225	$18,477,927	0.2%
Polytec Asset Holdings, Ltd.	5/5/06	22,750,354	27,040,613	0.3%
Star Asia Financial, Ltd. (144A)ºº	2/22/07	4,737,400	4,737,400	0.1%
		$45,241,979	$50,255,940	0.6%

The Fund has registration rights for certain restricted securities held as of April 30, 2007. The issuer incurs all registration costs.

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/07
Janus Overseas Fund
Actions Semiconductor Company, Ltd. (ADR)	1,680,624	$13,922,491	–	$–	$–	$–	$41,754,264
Balrampur Chini Mills, Ltd.	–	–	–	–	–	448,351	19,771,202
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	–	–	–	–	–	–	22,000,689
Chaoda Modern Agriculture Holdings, Ltd.	8,460,000	5,120,189	–	–	–	1,790,212	107,870,304
China Water Affairs Group, Ltd.	63,334,512	22,244,107	–	–	–	–	33,758,526
Cosan S.A. Industria e Comercio	–	–	–	–	–	–	97,190,770
Eurodekania, Ltd.	4,062,132	53,448,017	–	–	–	–	18,477,927
IG Group Holdings PLC	234,516	1,299,230	–	–	–	693,742	108,807,372
NDS Group PLC (ADR)	965,304	46,052,833	–	–	–	–	49,780,727
Polytec Asset Holdings, Ltd.	–	–	–	–	–	56,436	27,040,613
Sao Carlos Empreendimentos e Participacoes S.A.	2,651,200	24,009,139	–	–	–	–	21,015,371
Silicon-On-Insulator Technologies (SOITEC)	3,023,796	98,279,399	–	–	–	–	107,397,034
SunPower Corp. - Class A	1,034,765	39,112,408	–	–	–	–	62,789,540
Vimicro International Corp. (ADR)	1,500,600	15,562,001	–	–	–	–	10,433,814
		$319,049,814		$–	$–	$2,988,741	$728,088,153

Janus International & Global Funds April 30, 2007 41

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Opportunities Fund, Janus Global Research Fund (formerly named Janus Research Fund), Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed

42 Janus International & Global Funds April 30, 2007

to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2007
Janus Global Opportunities Fund	$28,802,674
Janus Global Research Fund(1)	18,317,832
Janus Overseas Fund	581,123,963
Janus Worldwide Fund	710,067,834

(1) Formerly named Janus Research Fund.

As of April 30, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2007
Janus Global Opportunities Fund	$29,782,148
Janus Global Research Fund(1)	19,062,766
Janus Overseas Fund	606,300,502
Janus Worldwide Fund	736,325,890

(1) Formerly named Janus Research Fund.

As of April 30, 2007, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio except Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund which invested $2,377,058, $4,705,491, $7,723,424 and $169,866,625, respectively, of the cash collateral in Foreign Government Bonds. Additionally, Janus Global Opportunities Fund, Janus Global Research Fund and Janus Worldwide Fund invested $3,407,849, $16,177 and $16,326,105, respectively, of the cash collateral in U.S. Treasury Notes/Bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of April 30, 2007, the Funds were not invested in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Janus International & Global Funds April 30, 2007 43

Notes to Financial Statements (unaudited) (continued)

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

As of April 30, 2007, the Funds were not invested in forward currency transactions.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

As of April 30, 2007, the Funds were not invested in futures contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of April 30, 2007, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of April 30, 2007, the Funds were not invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

44 Janus International & Global Funds April 30, 2007

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64% (0.60% for Janus Worldwide Fund).

For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Global Research Fund(1)	MSCI World Growth Index(2)
Janus Worldwide Fund	MSCI World IndexSM

(1)  Formerly named Janus Research Fund.

(2)  Effective January 1, 2007, Janus Global Research Fund's benchmark changed from the Russell 1000® Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment.

Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Global Research Fund and Janus Worldwide Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Global Research Fund and February 2007 for Janus Worldwide Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark indices are 0.50% or greater (positive or negative) during the applicable performance measurement period. For Janus Global Research Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000® Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The aggregate of the Fund's performance

Janus International & Global Funds April 30, 2007 45

Notes to Financial Statements (unaudited) (continued)

versus these two benchmark indices, respectively, are used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Funds' prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the base fee plus/minus any performance adjustment.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Worldwide Fund, Janus Capital contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period.

Until at least March 1, 2008, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Global Research Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

A 2.00% redemption fee may be imposed on shares of the Funds held for three months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund were $5,972, $7,123, $1,307,897 and $104,704, respectively, for the six-month period ended April 30, 2007.

For the six-month period ended April 30, 2007, Janus Capital assumed $18,145 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Global Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended October 31, 2006, Janus Capital assumed tax expenses incurred by Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund in the amount of $23,452, $109,415 and $584,700, respectively, payable to the Internal Revenue Service arising from the overstatements of the foreign taxes paid and the resulting overstatement of reportable foreign tax credits during the 2003 and/or 2004 taxable years. In addition, Janus Capital assumed $68,838 of the interest owed to the Internal Revenue Service.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $59,081 was paid by the Trust during the six-month period ended April 30, 2007. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent

46 Janus International & Global Funds April 30, 2007

Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2007.

During the six-month period ended April 30, 2007, Janus Services reimbursed the following Fund as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Overseas Fund	$4,648

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Overseas Fund	$19,335
Janus Worldwide Fund	12,653

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Janus Overseas Fund	$28,474

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/07
Janus Institutional Cash Management Fund - Institutional Shares
Janus Global Opportunities Fund	$3,884,430	$3,870,680	$9,899	$13,750
Janus Global Research Fund(1)	5,016,982	2,984,224	7,371	2,032,758
Janus Overseas Fund	67,296,627	67,296,627	86,073	–
Janus Worldwide Fund	31,349,238	26,520,236	116,569	4,829,002
	$107,547,277	$100,671,767	$219,912	$6,875,510
Janus Institutional Cash Reserves Fund
Janus Global Opportunities Fund	$7,017,040	$7,017,040	$13,169	$–
Janus Global Research Fund(1)	6,933,984	7,231,984	16,419	–
Janus Overseas Fund	116,144,531	125,951,531	294,918	–
Janus Worldwide Fund	62,663,586	79,209,586	125,554	–
	$192,759,141	$219,410,141	$450,060	$–
Janus Institutional Money Market Fund - Institutional Shares
Janus Global Opportunities Fund	$4,073,250	$588,000	$3,992	$3,485,250
Janus Global Research Fund(1)	13,512,522	12,057,180	10,991	1,455,342
Janus Overseas Fund	446,558,956	377,333,956	481,810	69,225,000
Janus Worldwide Fund	188,551,764	119,304,764	400,616	69,247,000
	$652,696,492	$509,283,900	$897,409	$143,412,592
Janus Money Market Fund - Institutional Shares
Janus Global Opportunities Fund	$5,219,190	$5,219,190	$25,950	$–
Janus Global Research Fund(1)	16,897,644	17,055,583	26,529	–
Janus Overseas Fund	657,139,654	702,351,823	1,534,267	–
Janus Worldwide Fund	303,353,019	303,353,019	432,501	–
	$982,609,507	$1,027,979,615	$2,019,247	$–

(1)  Formerly named Janus Research Fund.

Janus International & Global Funds April 30, 2007 47

Notes to Financial Statements (unaudited) (continued)

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Global Opportunities Fund	$–	$7,727,116	$–	$–
Janus Global Research Fund(1)	82,017,071	50,997,647	–	–
Janus Overseas Fund	3,240,068,635	1,766,520,382	–	–
Janus Worldwide Fund	590,564,033	1,068,755,337	–	–

(1)  Formerly named Janus Research Fund.

4. FEDERAL INCOME TAX

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2007 are also noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Opportunities Fund	$149,851,154	$44,763,068	$(5,719,226)	$39,043,842
Janus Global Research Fund(1)	161,355,269	26,768,655	(2,146,324)	24,622,331
Janus Overseas Fund	6,530,167,312	2,166,595,916	(174,213,892)	1,992,382,024
Janus Worldwide Fund	4,241,943,321	1,164,999,659	(89,425,141)	1,075,574,518

(1)  Formerly named Janus Research Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2006

Fund	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Janus Global Opportunities Fund	$–	$–	$–	$–
Janus Global Research Fund(1)	–	–	–	–
Janus Overseas Fund(2)	–	(280,741,800)	(60,722,110)	(341,463,910)
Janus Worldwide Fund	(1,533,032,325)	(3,186,843,718)	(670,957,456)	(5,390,833,499)

(1)  Formerly named Janus Research Fund.

(2)  Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Global Opportunities Fund	$8,141,177
Janus Overseas Fund	629,449,015
Janus Worldwide Fund	512,476,596

48 Janus International & Global Funds April 30, 2007

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006	Janus Global Opportunities Fund		Janus Global Research Fund(1)		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	858	1,015	3,712	6,700	46,493	57,011	2,252	3,059
Reinvested dividends and distributions	1,490	90	544	111	1,570	815	1,098	1,272
Shares repurchased	(1,514)	(4,363)	(1,355)	(2,490)	(15,179)	(22,470)	(10,654)	(33,046)
Net Increase/(Decrease) in Capital Share Transactions	834	(3,258)	2,901	4,321	32,884	35,356	(7,304)	(28,715)
Shares Outstanding, Beginning of Period	9,509	12,767	8,589	4,268	125,256	89,900	91,009	119,724
Shares Outstanding, End of Period	10,343	9,509	11,490	8,589	158,140	125,256	83,705	91,009

(1) Formerly named Janus Research Fund.

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. That appeal is still pending. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against

Janus International & Global Funds April 30, 2007 49

Notes to Financial Statements (unaudited) (continued)

many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A hearing is currently scheduled for June 28, 2007. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. The parties are now awaiting a decision on the matter from the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

50 Janus International & Global Funds April 30, 2007

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2007 through February 1, 2008 (January 1, 2007 through January 1, 2008 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information

Janus International & Global Funds April 30, 2007 51

Additional Information (unaudited) (continued)

comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that, under the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees noted that, in addition to the previously approved performance fee structure for Janus Worldwide Fund and certain other Funds that would become operative in February 2007, they also had negotiated with Janus Capital a temporary waiver of a portion of the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark index performance over the applicable performance measurement period.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

52 Janus International & Global Funds April 30, 2007

Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, these Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital's past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting those Funds and/or other clients of Janus Capital, as well as Janus Capital's prior agreement not to use any Fund's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus International & Global Funds April 30, 2007 53

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

54 Janus International & Global Funds April 30, 2007

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio figure of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International & Global Funds April 30, 2007 55

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on December 14, 2006. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The result of the Special Meeting of Shareholders is noted below.

Proposal

To approve an amendment to the Fund's investment advisory agreement, which changes the Fund's benchmark index for purposes of calculating the performance-based advisory fee.

		Number of Votes
Fund	Record Date Votes	Affirmative	Against	Abstain
Janus Global Research Fund(1)	92,238,430	42,231,208	3,432,697	1,949,841

(1)  Formerly named Janus Research Fund.

	Percentage of Total Outstanding Votes			Percentage of Voted
Fund	Affirmative	Against	Abstain	Affirmative	Against	Abstain
Janus Global Research Fund(1)	45.79%	3.72%	2.11%	88.70%	7.20%	4.10%

56 Janus International & Global Funds April 30, 2007

Janus International & Global Funds April 30, 2007 57

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/07)

C-0507-333  111-24-105 06-07

2007 Semiannual Report

Janus Bond & Money Market Funds

Bond

Janus Federal Tax-Exempt Fund

Janus Flexible Bond Fund

Janus High-Yield Fund

Janus Short-Term Bond Fund

Money Market

Janus Money Market Fund

Janus Government Money Market Fund

Janus Tax-Exempt Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Bond & Money Market Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Federal Tax-Exempt Fund	5

Janus Flexible Bond Fund	12

Janus High-Yield Fund	22

Janus Short-Term Bond Fund	34

Janus Money Market Fund	42

Janus Government Money Market Fund	45

Janus Tax-Exempt Money Market Fund	46

Statements of Assets and Liabilities - Bond Funds	48

Statements of Operations - Bond Funds	49

Statements of Changes in Net Assets - Bond Funds	50

Financial Highlights - Bond Funds	51

Statements of Assets and Liabilities - Money Market Funds	53

Statements of Operations - Money Market Funds	54

Statements of Changes in Net Assets - Money Market Funds	55

Financial Highlights - Money Market Funds	56

Notes to Schedules of Investments	58

Notes to Financial Statements	61

Additional Information	71

Explanations of Charts, Tables and Financial Statements	74

Shareholder Meeting	78

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman

Co-Chief Investment Officer

Gibson Smith

Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus Funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets delivered healthy gains during the six months ended April 30, 2007, amid continued evidence of strong U.S. economic growth with modest inflation. Despite a brief bout of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide valuation support to equities in the U.S. and around the globe.

Continued Strong Performance

We are pleased to report that several fund managers continued to deliver strong performance compared to their peers. For the one-year period ended April 30, 2007, 81% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the three-year period, 68% of our retail funds achieved first- or second- quartile Lipper rankings, and 67% ranked in Lipper's top two quartiles for the five-year period. (See complete rankings on page 3.)

Investment Team Depth

We're proud of the depth we've built in our investment team over the past few years. Recently, we said farewell to several long-term Janus portfolio managers who announced their retirements. In transitioning the leadership of their portfolios, we're confident that our investment team bench strength will ensure smooth transitions.

Management of Janus Global Life Sciences Fund will reside in the capable hands of Andy Acker. Barney Wilson will assume sole portfolio management responsibilities for Janus Global Technology Fund. In addition, Gibson Smith and Darrell Watters, with more than 33 years of combined investment experience, will co-manage Janus Flexible Bond Fund. Jason Groom, a seasoned fixed-income professional with 13 years of investment experience, will assume co-portfolio management responsibilities with Darrell Watters for Janus Short-Term Bond Fund, previously managed by Gibson Smith. Lastly, Craig Jacobson will join Eric Thorderson as Co-Portfolio Manager of all Janus money market funds, with the exception of Janus Tax-Exempt Money Market Fund, for which he will be sole Portfolio Manager.

It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

Outlook

Looking ahead, with most U.S. equity indexes near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historic lows. We intend to watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we plan to monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Second, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, has supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained.

In summary, while there are both positive and negative factors that could influence the markets in the coming months, we view the fundamental economic outlook as positive. While inflationary concerns and questions about the strength of consumer spending abound, we feel valuations for equities are reasonable by historic standards. In fact, as overall economic growth slows, investors could place an increasing premium on the shares of companies with strong growth prospects. We

Janus Bond & Money Market Funds April 30, 2007 1

Continued

believe Janus' fundamental research can be beneficial in such an environment. Regardless of the macroeconomic climate, we remain dedicated to rewarding your confidence in Janus with strong, consistent fund performance.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Bond & Money Market Funds April 30, 2007

Lipper Rankings (unaudited)

	Lipper Rankings – Based on total return as of 4/30/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Fund
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	5	34 / 723	19	117 / 620	29	147 / 506	38	74 / 195	10	2 / 20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	5	26 / 628	11	53 / 499	6	21 / 393	45	72 / 161	34	17 / 49
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	13	62 / 497	2	5 / 395	5	13 / 317	N/A	N/A	29	66 / 232
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	1	1 / 723	2	9 / 620	3	11 / 506	1	1 / 195	2	1 / 81
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	33	178 / 536	N/A	N/A	N/A	N/A	N/A	N/A	4	21 / 476
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	2	9 / 723	1	3 / 620	1	3 / 506	3	4 / 195	3	1 / 40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	3	11 / 536	7	29 / 437	10	33 / 364	27	39 / 147	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	79	134 / 169	50	75 / 151	56	74 / 132	N/A	N/A	38	18 / 47
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94 / 287	32	83 / 260	52	125 / 241	N/A	N/A	27	20 / 75
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	25	102 / 423	17	53 / 319	39	81 / 212	6	6 / 113	4	1 / 29
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 897	1	1 / 661	1	2 / 479	N/A	N/A	11	31 / 323
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	90	713 / 795	1	10 / 670	7	41 / 567	1	2 / 255	1	1 / 212
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	97	772 / 795	12	79 / 670	28	159 / 567	4	9 / 255	6	4 / 76
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	49	434 / 897	22	144 / 661	N/A	N/A	N/A	N/A	32	172 / 548
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	43	128 / 300	63	147 / 232	41	73 / 178	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	14	98 / 713	74	410 / 556	81	350 / 432	11	16 / 145	16	21 / 132
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	56	135 / 241	71	164 / 230	72	155 / 216	79	109 / 137	80	55 / 68
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	38	198 / 530	52	226 / 442	18	65 / 380	31	54 / 174	24	6 / 24
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	40	174 / 443	39	146 / 378	68	209 / 308	16	20 / 127	5	5 / 99
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	53	126 / 237	51	101 / 199	46	65 / 142	41	32 / 79	54	13 / 24
Janus Global Opportunities Fund(1) (6/01)	Global Funds	33	132 / 399	94	281 / 301	85	198 / 234	N/A	N/A	24	49 / 209
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 497	N/A	N/A	N/A	N/A	N/A	N/A	1	4 / 424
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 987	1	1 / 803	2	12 / 661	4	11 / 280	1	1 / 117
Janus Worldwide Fund(1) (5/91)	Global Funds	7	25 / 399	90	270 / 301	96	225 / 234	69	66 / 96	32	5 / 15
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	11	64 / 609	N/A	N/A	N/A	N/A	N/A	N/A	7	41 / 598
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	18	73 / 423	N/A	N/A	N/A	N/A	N/A	N/A	9	35 / 417
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	8	28 / 365	N/A	N/A	N/A	N/A	N/A	N/A	4	11 / 344

(1) The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2) Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4) Formerly named Janus Research Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.

Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds April 30, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2007. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2006 to April 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Bond Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2008. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Bond & Money Market Funds April 30, 2007

Janus Federal Tax-Exempt Fund (unaudited)

Ticker: JATEX

Performance Overview

For the six-month period ended April 30, 2007, Janus Federal Tax-Exempt Fund gained 1.32%, while its benchmark, the Lehman Brothers Municipal Bond Index, returned 1.59%.

Doug Nelson

portfolio manager

Fund Snapshot

This bond fund invests primarily in federally tax-exempt municipal bonds of any maturity.

Economic Update

Longer term interest rates remained range-bound in the period with the 10-year Treasury falling to a low of nearly 4.40% in early December and backing up to a high of almost 4.90% by late January. Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed).

The Fed left its target interest rate unchanged during the period, taking a more neutral stance in late March by removing its reference to "additional firming" from its monetary policy statement. Though the markets took this to mean a greater potential for a rate cut, the subtle change in the language provided the Fed with some flexibility to adjust monetary policy in either direction. Nevertheless, Fed Chairman Ben Bernanke reiterated the committee's concern over inflation's still elevated level and the Fed's view that although the risks of slower economic growth have risen, the potential for higher inflation remains the greater risk.

Generally, the pace of U.S. economic growth began slowing during the last quarter of 2006, but remained in modest territory. The weak housing market, a slowdown in manufacturing activity and corporate spending, coupled with other pressures facing the consumer are serving to bring into question the economy's ability to maintain its upward momentum. On the other hand, the economy remains fundamentally solid as job growth continued to hold steady, which could serve to prolong the current expansion.

Performance Update

In managing the Fund, my objective is to provide investors with a high level of federally tax-exempt income consistent with the preservation of capital. Depending on my market outlook, I may extend the duration of the Fund's holdings to pursue higher yields and capital appreciation should yields fall. Through much of the recent period, I chose to extend the Fund's duration due to my belief that moderate economic growth might ultimately favor the bond market, particularly at the longer-end of the maturity spectrum. Unfortunately, in a period where yields generally rose, the Fund's longer duration proved detrimental to overall performance, but the additional yield generated from longer-term securities helped to offset the negative impact. This longer duration positioning strategy benefited shareholders later in the period as yields declined below January highs.

Over the course of the six months, I continued to take advantage of robust new issuance within the municipal market, which afforded the opportunity to use rigorous bottom-up credit research and security selection to add value through my allocation to high-yield municipal investments.

The two largest detractors from performance were University of Kansas Hospital Authority Health Facilities Revenue and Cumberland County, Pennsylvania Municipal Authority Revenue due to widening spreads of securities in the investment grade healthcare sector. This sector has experienced pricing pressure due to heavy issuance. The two best performing bonds were Norfolk, Virginia Economic Development Authority and Harrisburg, Pennsylvania Authority Revenue. These two securities are both non-rated high-yield municipals. Spreads have continued to tighten in the high-yield market as investors continue to search for yield and there has been a dearth of high-yield issuance.

Outlook

Looking ahead, I will continue to carefully monitor developments affecting the tax-exempt market and the economy as a whole. It will be most important to watch the Fed balance its dual mandate of sustainable growth and price stability. Continued issuance in the municipal market should present opportunity for individual security selection in both the investment grade and high-yield municipal markets.

Janus Bond & Money Market Funds April 30, 2007 5

Janus Federal Tax-Exempt Fund (unaudited)

Janus Federal Tax-Exempt Fund At a Glance

Fund Profile

April 30, 2007
Weighted Average Maturity	23.4 Years
Average Modified Duration*	9.9 Years
30-Day Current Yield**
With Reimbursement	4.26%
Without Reimbursement	3.79%
Weighted Average Fixed Income Credit Rating	A
Number of Bonds/Notes	77

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2007
AAA	17.0%
AA	9.8%
A	27.3%
BBB	15.9%
BB	1.1%
B	1.9%
CCC	2.0%
Other	25.0%

† Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Significant Areas of Investment – (% of Net Assets)
As of April 30, 2007	As of October 31, 2006

6 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Federal Tax- Exempt Fund	1.32%	5.09%		4.06%		4.42%		4.55%		0.97%	0.56%
Lehman Brothers Municipal Bond Index	1.59%	5.78%		5.16%		5.81%		5.81	%**
Lipper Quartile	–	3	rd	3	rd	4	th	4	th
Lipper Ranking - based on total return for General Municipal Debt Funds	–	135/241		155/216		109/137		55/68

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Income may be subject to state or local taxes, and to a limited extent, certain federal taxes. Capital gains are subject to federal, state and local taxes.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 3, 1993

**The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

Janus Bond & Money Market Funds April 30, 2007 7

Janus Federal Tax-Exempt Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,013.20	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81

*Expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

8 Janus Bond & Money Market Funds April 30, 2007

Janus Federal Tax-Exempt Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Municipal Securities - 99.1%
Arizona - 1.1%
$1,000,000	Glendale, Arizona, Industrial Development Authority, (Midwestern University) 5.25%, due 5/15/22	$1,099,700
California - 5.0%
1,440,000	California Municipal Financial Authority Revenue, (University Students COOP Association), 5.00%, due 4/1/37	1,476,144
750,000	California Pollution Control Financing Authority, Solid Waste Disposal (Republic Services, Inc. Project) Series B, 5.25%, due 6/1/23	791,730
1,500,000	Independent Cities California Lease Financial Authority, (Westlake Mobile Home Park), 5.00%, due 4/15/47	1,538,024
1,000,000	Richmond, California, Joint Powers Multi Family Housing Revenue (Westridge Hilltop Apartments) 5.00%, due 12/15/33	1,011,160
		4,817,058
Colorado - 6.0%
1,000,000	Confluence Metro District, Colorado (Tax Supported Revenue) 5.45%, due 12/1/34	1,007,060
1,805,000	Hyland Hills Metro Parks and Recreation District, Colorado 5.00%, due 12/15/21**	1,903,824
1,000,000	Mountain Shadows Metro District Colorado, (Limited Tax) 5.625%, due 12/1/37	996,720
750,000	North Range Metro District No.1 Colorado, 5.00%, due 12/15/24	778,380
1,000,000	Pinery West Metro District, Colorado (RDN Insured) 5.00%, due 12/1/27	1,041,680
		5,727,664
District of Columbia - 1.1%
1,000,000	District of Columbia Revenue Friendship Public Charter School (ACA Insured), 5.00%, due 6/1/35	1,033,120
Florida - 2.7%
2,000,000	Hillsborough County, Florida, Industrial Development Authority Hospital Revenue (Tampa General Hospital Project) Series B, 5.25%, due 10/1/28	2,072,520
500,000	Northern Palm Beach County Improvement District, Florida (Water Control & Improvement - No. 43) Series B, 5.00%, due 8/1/31	514,920
		2,587,440
Georgia - 1.1%
1,000,000	Valdosta and Lowndes County, Georgia Hospital Authority Revenue, (South Georgia Medical Center Project) 5.00%, due 10/1/33	1,031,090
Illinois - 12.3%
2,500,000	Crystal Lake, Illinois, Special Service Area 5.75%, due 3/1/36ß	2,502,825

Shares or Principal Amount		Value
Illinois - (continued)
$2,000,000	East Peoria Illinois Revenue (Centenial College Foundation) (RDN Insured), 5.125%, due 6/1/36	$2,085,480
1,215,000	Hampshire, Illinois, Special Service Area No. 9, Special Tax, (RDN Insured) 5.00%, due 12/30/20**	1,278,630
	Illinois Finance Authority Revenue:
1,000,000	(Franciscan Communities) 5.50%, due 5/15/37	1,014,830
	(Montgomery Place Project), Series A
500,000	5.50%, due 5/15/26	511,335
2,000,000	5.00%, due 8/1/34	2,096,300
2,200,000	Illinois Housing Development Authority Family Revenue, (Sunrise Apartments) Series D, 5.00%, due 1/1/42	2,230,536
		11,719,936
Indiana - 4.3%
1,000,000	Anderson, Indiana, Economic Development Revenue, (Anderson University Project) 5.00%, due 10/1/32	1,012,300
2,000,000	Indiana Health and Educational Facility Financing Authority Revenue, Clarian Health Obligation Group, Series B 5.00%, due 2/15/24	2,073,220
1,000,000	Noblesville, Indiana, Redevelopment Authority Economic Development Lease Rental Bonds, (Hamilton Town Center Project), Series B 5.00%, due 8/1/25**	1,036,640
		4,122,160
Iowa - 0.5%
500,000	Coralville, Iowa, Urban Renewal Revenue (Tax Increment), Series C 5.00%, due 6/1/47	500,765
Kansas - 5.0%
1,350,000	Manhattan, Kansas, Industrial Revenue (Farrar Corp.), 5.375%, due 8/1/17ß	1,346,909
1,360,000	Norwich, Kansas, Industrial Revenue (Farrar Corp.), 5.75%, due 8/1/17ß	1,395,197
2,000,000	University of Kansas Hospital Authority Health Facilities Revenue, (University of Kansas Health System) 5.00%, due 9/1/36	2,050,840
		4,792,946
Kentucky - 0.7%
680,000	Louisville-Jefferson County, Kentucky Farmdale Improvement 5.50%, due 12/1/26ß	676,654
Michigan - 3.8%
1,000,000	Conner Creek Academy East, Michigan Public School Revenue 5.25%, due 11/1/31	1,012,430
1,530,000	Kentwood, Michigan, Economic Development Limited Obligation (Holland Home), Series A 5.25%, due 11/15/14	1,604,664

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 9

Janus Federal Tax-Exempt Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Michigan - (continued)
$1,000,000	Michigan State Hospital Financial Authority Revenue, (Oakwood Hospital Obligations) Group A, 5.00%, due 7/15/21	$1,036,330
		3,653,424
Minnesota - 0.5%
500,000	Inver Grove Heights, Minnesota Nursing Home Revenue, (Presbyterian Homes Care), 5.50%, due 10/1/33	508,470
Missouri - 1.1%
1,000,000	Riverside, Missouri, Industrial Development Authority, (Horizons Project) Series A, 5.00%, due 5/1/27	1,036,630
Montana - 1.1%
1,000,000	Montana Facilities Finance Authority Hospital Facilities Revenue, (St. Peter's Hospital), 5.00%, due 6/1/36	1,036,020
Nevada - 1.6%
1,550,000	Reno, Nevada, Redevelopment Agency Tax Allocation, Series C, 5.40%, due 6/1/27	1,571,592
New Hampshire - 0.5%
500,000	New Hampshire Health and Educational Facilities Authority Revenue, (Southern New Hampshire University) (ACA Insured), 5.00%, due 1/1/27	521,775
New Jersey - 2.3%
200,000	New Jersey Economic Development Authority, (Glimcher Properties LP Project), 6.00%, due 11/1/28	202,822
2,000,000	New Jersey Tobacco Settlement Financing Corporation, Series 1A, 5.00%, due 6/1/41	1,965,260
		2,168,082
New York - 6.3%
1,000,000	Hudson Yards Infrastructure Corp. New York, Revenue Bonds, Series A 5.00%, due 2/15/47	1,048,840
1,130,000	Niagra County, New York, Industrial Development Agency, Multi Family Revenue, (Foxwood), (GNMA Insured) 5.00%, due 7/20/38	1,138,565
2,200,000	Onondaga County, New York, Industrial Development Agency, Pollution Control Revenue, (Anheuser-Busch Project) Series B, 4.95%, due 7/1/36	2,237,048
1,500,000	Syracuse, New York, Industrial Development Agency, (Carousel Center Project), Series A, 5.00%, due 1/1/36	1,564,125
		5,988,578
North Carolina - 2.3%
700,000	North Carolina Medical Care Community Health Facilities Revenue, (Arbor Acres) 5.00%, due 1/1/18	739,452
1,385,000	Wilson, North Carolina, Certificate Participation, (Public Facilities Project) Series A, 5.00%, due 5/1/29	1,455,039
		2,194,491

Shares or Principal Amount		Value
Ohio - 2.2%
$2,000,000	Richland County, Ohio, Hospital Facilities Revenue, Medcentral Health System Obligation, 5.125%, due 11/15/21	$2,113,480
Oklahoma - 1.1%
1,000,000	Comanche County, Oklahoma Development Financial Authority Revenue (Comanche County Memorial Hospital Project), Series B, 6.60%, due 7/1/31	1,093,490
Pennsylvania - 6.4%
1,676,637	Abington Township, Pennsylvania, Municipal Authority Revenue, (Scranton Cultural Center), 5.00%, due 2/15/17ß	1,676,671
	Cumberland County, Pennsylvania Municipal Authority Revenue, (Diakon Lutheran Ministries Project):
1,000,000	5.00%, due 1/1/27	1,028,360
1,250,000	5.00%, due 1/1/36	1,275,650
1,000,000	Harrisburg, Pennsylvania, Authority University Revenue, Harrisburg University of Science, Series B 6.00%, due 9/1/36	1,037,130
1,000,000	Philadelphia, Pennsylvania, Authority for Industrial Development Revenue (Franklin Towne Charter High School Project), Series A, 5.375%, due 1/1/32	1,038,330
		6,056,141
South Carolina - 1.0%
1,000,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue, (Hampton Regional Medical), 5.25%, due 11/1/28	984,310
Texas - 13.6%
2,000,000	Austin, Texas, Convention Enterprises, Inc. Convention Center Hotel First Tier Revenue Bonds, (XLCA Insured) Series A, 5.00%, due 1/1/34	2,098,320
2,700,000	Dallas Fort-Worth, Texas, International Airport Revenue, (AMBAC Insured) Series A, 5.00%, due 11/1/32**	2,746,386
1,000,000	Gulf Coast, Texas, Waste Disposal Authority Revenue, (Waste Management of Texas), Series A, 5.20%, due 5/1/28	1,026,980
1,130,000	La Vernia, Texas, Higher Education Financial Revenue, (Southwest Winners Foundation), (ACA Insured), Series A 5.00%, due 2/15/21**	1,170,431
1,000,000	Midlothian, Texas, Development Authority Tax, Series A, 5.00%, due 11/15/26	1,047,880
1,795,000	Pecos County, Texas, Iraan General Hospital (RDN Insured), 5.00%, due 2/15/26	1,867,913
2,000,000	Texas Alliance Airport Authority Special Facilities Authority Revenue, (American Airlines), 5.25%, due 12/1/29	1,938,260
1,000,000	Willacy County, Texas, Local Government Corporate Revenue, 6.00%, due 3/1/09	1,012,770
		12,908,940
Utah - 2.1%
1,000,000	Spanish Fork City, Utah, Charter School Revenue, (American Leadership Academy) 5.55%, due 11/15/21§	1,030,360

See Notes to Schedules of Investments and Financial Statements.
10 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Utah - (continued)
$1,000,000	West Valley City, Utah, Charter Schools Revenue, (Monticello Academy) 6.375%, due 6/1/37	$1,025,760
		2,056,120
Virginia - 2.1%
1,000,000	Norfolk Virginia Economic Development Authority, (Old Dominion University) 6.00%, due 11/1/36	1,048,210
1,000,000	Tobacco Settlement Financing Corp. (Senior), Series B1, 5.00%, due 6/1/47	985,000
		2,033,210
Washington - 5.1%
2,000,000	Washington State Healthcare Facilities Authority Revenue, (Group Health COOP) 5.00%, due 12/1/36	2,080,200
2,000,000	Washington State Higher Education Facilities Authority Revenue, (Pacific Lutheran University), (RDN Insured) 5.00%, due 11/1/31	2,100,240
700,000	Washington State Housing Finance Community, (Skyline First Hill Project) Series A, 5.625%, due 1/1/38	715,225
		4,895,665
Wisconsin - 6.2%
	Wisconsin State Health and Educational Facilities Authority Revenue Bonds:
2,000,000	(Franciscan Sisters Healthcare) 5.00%, due 9/1/33	2,006,260
1,000,000	(Milwaukee Catholic Home) 5.00%, due 7/1/26	1,031,080
2,685,000	(Synergy Health, Inc.) 6.00%, due 11/15/23	2,911,023
		5,948,363
Total Municipal Securities (cost $94,804,517)		94,877,314
Short-Term Municipal Securities - 4.5%
Alaska - 2.8%
2,700,000	North Slope Borough, Alaska, General Obligation Refunding Bonds, (MBIA Insured), Series A, Variable Rate 3.08%, 6/30/10	2,700,000
Illinois - 0.9%
800,000	Illinois Health Facilities Authority Revenue (Blessing Hospital), (FSA Insured) Series B, Variable Rate, 3.51%, 11/15/29	800,000
New York - 0.2%
200,000	New York City, New York, Subseries E-3 Variable Rate, 3.17%, 8/1/34	200,000
Pennsylvania - 0.4%
400,000	South Fork Municipal Authority Hospital Revenue, (Conemaugh Health System) Series A, Variable Rate, 3.98%, 7/1/28	400,000

Shares or Principal Amount		Value
Texas - 0.2%
$200,000	Brownsville, Texas, Utility System, (MBIA Insured), Sub Lien Series A Variable Rate, 3.21%, 9/1/27	$200,000
5,000	San Antonio, Texas, Water System Subordinate Lien Revenue and Refunding Bonds, (MBIA Insured) Series A, Variable Rate, 3.65%, 5/15/33	5,000
		205,000
Total Short-Term Municipal Securities (cost $4,305,000)		4,305,000
Total Investments (total cost $99,109,517) – 103.6%		99,182,314
Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(3,464,407)
Net Assets – 100%		$95,717,907

ACA - American Capital Access Corp.

AMBAC - American Municipal Bond Assurance Corp.

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Investors Assurance Corp.

RDN - Radian Asset Assurance, Inc.

XLCA - XL Capital Assurance, Inc.

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 11

Janus Flexible Bond Fund (unaudited)

Ticker: JAFIX

Performance Overview

For the six-month period ended April 30, 2007, Janus Flexible Bond Fund returned 2.79%, modestly outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.64%.

Fund Snapshot

This bond fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Economic Update

Throughout the period, longer term interest rates stayed within the range we expected. The 10-year Treasury fell to a low of nearly 4.40% in early December and increased to a high of almost 4.90% by late January. Equity markets delivered healthy gains during the period amid continued evidence of modestly slowing U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed).

The Fed left its target interest rate unchanged during the period, taking a more neutral stance in late March by removing its reference to "additional firming" from its monetary policy statement. Although the markets took this to indicate a greater potential for a rate cut, the subtle change in the language simply provided the Fed with some flexibility to adjust monetary policy in either direction. Nevertheless, Fed Chairman Ben Bernanke reiterated the committee's concern over inflation's still elevated level and the Fed's view that although the risks of slower economic growth rose, the potential for higher inflation remains the greater risk.

Generally, the pace of U.S. economic growth slowed during the last quarter of 2006, but remained in modest territory. The weak housing market, a slowdown in manufacturing activity and corporate spending, coupled with other consumer pressures brought into question the economy's ability to maintain its upward momentum. On the other hand, the economy remained fundamentally solid as job growth continued to hold steady, which could serve to prolong the current expansion.

Corporate Bonds and Mortgage-Backed Securities Aided Performance

Relative performance during the period was supported by the Fund's exposure to corporate bonds. An example was Xerox, which received a credit upgrade from Moody's Investor Service in recognition of its stable profitability and healthy cash flow growth, as well as the expectation that the company may reduce leverage.

Additionally, the Fund benefited from its above-benchmark weighting in higher-yield corporate bonds, which performed well for the period overall. In particular, I capitalized on my decision to invest in bonds issued by hospital management firm, HCA, following its November management-led leveraged buyout. The bonds of this asset-rich, cash flow generative business subsequently rallied, benefiting performance. Finally, results were supported by my stake in mortgage-backed securities, which generally perform well in an environment of low-yield volatility.

Duration Strategy Provided Mixed Results

The Fund's duration positioning provided mixed results. On a positive note, the out-of-benchmark investment in short-term bank loans and high-yield bonds served to reduce duration, while yields generally rose in the period. On the other hand, I used longer-term treasury securities in an effort to offset this shortening impact, which proved detrimental in the rising yield environment.

Additionally, while the Fund avoided major credit problems, I was disappointed by the performance of the TXU bonds. The Texas-based energy utility faced concerns that a recent buyout could increase debt and hurt the interests of current bondholders.

Outlook

Looking ahead, the team will continue to carefully monitor developments affecting the fixed-income markets. In this environment, Treasury yields are expected to remain range-bound, while investors await more clarity on the strength of the economy, the risks of inflation and the likely response of the Fed policymakers. The team will continue to utilize a flexible investment strategy in an effort to mitigate downside risk, while seeking opportunities to augment total return by investing in spread instruments such as mortgage-backed securities and corporate bonds.

In closing, I recently announced that after 21 years with Janus, I will retire from my portfolio manager responsibilities for Janus Flexible Bond Fund, effective May 15, 2007. Gibson Smith, Co-Chief Investment Officer of Janus Capital,

12 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

co-portfolio manager of Janus Balanced Fund and portfolio manager of Janus High-Yield Fund; and Darrell Watters, a 14-year veteran of the fixed-income team with 21 years of professional investment experience, will succeed me and will serve as co-portfolio managers of the Fund.

After working closely with Gibson and Darrell over the last several years, I have high confidence in their ability to successfully manage the Fund. They will work closely to manage the Fund with the support of the strong fixed-income analyst team that we have built over the years. I believe that Gibson's and Darrell's combined experience and knowledge about the markets make them ideally suited to take over the Fund.

It has been an honor to have worked on your behalf. Thank you for your support over the years.

Janus Flexible Bond Fund At a Glance

Fund Profile

April 30, 2007
Weighted Average Maturity	7.1 Years
Average Modified Duration*	4.4 Years
30-Day Current Yield**	4.79%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	265

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2007
AAA	62.8%
AA	5.4%
A	3.0%
BBB	13.1%
BB	5.4%
B	3.2%
CCC	0.3%
Other	6.8%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of April 30, 2007	As of April 30, 2007

Emerging markets comprised 0.3% of total net assets.

Janus Bond & Money Market Funds April 30, 2007 13

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Flexible Bond Fund	2.79%	7.04%		5.27%		5.99%		7.46%		0.83%	0.83%
Lehman Brothers Aggregate Bond Index	2.64%	7.36%		5.06%		6.35%		7.53	%**
Lipper Quartile	–	2	nd	1	st	2	nd	1	st
Lipper Ranking - based on total return for Intermediate Investment Grade Debt Funds	–	198/530		65/380		54/174		6/24

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Gibson Smith and Darrell Watters will become Co-Portfolio Managers of Janus Flexible Bond Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – July 7, 1987

**The Lehman Brothers Aggregate Bond Index's since inception returns are calculated from June 30, 1987.

14 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,027.90	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2007 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Corporate Bonds - 26.8%
Aerospace and Defense - 0.2%
	Hawker Beechcraft, Inc.:
$105,319	5.25%, bank loan, due 3/26/14‡	$105,714
1,244,681	7.32%, bank loan, due 3/26/14‡	1,249,734
		1,355,448
Agricultural Operations - 0.2%
1,421,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	1,399,323
Applications Software - 0.2%
1,125,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	1,114,065
Auction House - Art Dealer - 0.1%
985,955	Adesa, Inc., 0% bank loan, due 9/22/13‡	991,812
Automotive - Cars and Light Trucks - 0.3%
1,800,000	Ford Motor Co., 8.36% bank loan, due 12/16/13‡	1,810,134
773,063	General Motors Corp., 7.725% bank loan, due 11/29/13‡	778,381
		2,588,515
Automotive - Medium and Heavy Duty Trucks - 0.2%
	Navistar International Corp.:
35,000	8.47%, bank loan, 1/19/12‡	35,430
431,667	8.60988%, bank loan, due 1/19/12‡	436,972
1,283,333	8.60988%, bank loan, due 1/19/12‡	1,299,375
		1,771,777
Automotive - Truck Parts and Equipment - Original - 0%
225,000	American Axle & Manufacturing, Inc. 7.875%, company guaranteed notes due 3/1/17	225,563
Building and Construction Products - Miscellaneous - 0.3%
2,135,000	CRH America, Inc., 6.00% company guaranteed notes, due 9/30/16	2,182,572
Building Products - Cement and Aggregate - 0.3%
	Lafarge S.A.:
865,000	6.50%, senior notes, due 7/15/16**	914,554
860,000	7.125%, senior unsecured notes due 7/15/36**	940,128
		1,854,682
Cable Television - 2.0%
1,750,000	Charter Communications Operating LLC 7.35%, bank loan, due 3/5/14‡	1,744,540
	Comcast Corp.:
2,775,000	5.85%, company guaranteed notes due 1/15/10	2,825,658
3,395,000	6.50%, company guaranteed notes due 1/15/17	3,605,273
3,850,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	3,796,915
	CSC Holdings, Inc.:
721,773	7.07%, bank loan, due 3/29/13‡	724,256
1,352,326	7.07%, bank loan, due 3/29/13‡	1,356,978
174,457	7.11%, bank loan, due 3/29/13‡	175,057
912,193	7.11%, bank loan, due 3/29/13‡	915,331
		15,144,008

Shares or Principal Amount		Value
Casino Hotels - 0.3%
$867,273	Green Valley Ranch Gaming, 7.36% bank loan, due 2/16/14‡	$870,890
1,250,000	Majestic Star Casino LLC, 9.75% senior unsecured notes, due 1/15/11	1,200,000
450,000	Seminole Hard Rock Entertainment, 7.8475% secured notes, due 3/15/14 (144A)‡	461,250
		2,532,140
Cellular Telecommunications - 0.6%
2,200,000	Nextel Communications, Inc., 6.875% company guaranteed notes, due 10/31/13	2,260,894
2,000,000	Rogers Wireless Communications, Inc. 8.47988%, company guaranteed notes due 12/15/10‡	2,040,000
		4,300,894
Commercial Banks - 0.5%
1,575,000	ICICI Bank, Ltd., 7.25% bonds, due 10/31/16 (144A)‡	1,636,321
1,325,000	Shinsei Bank, Ltd., 6.418% junior subordinated notes due 7/20/16 (144A)‡	1,340,027
1,135,000	Standard Chartered PLC, 6.409% subordinated notes, due 12/29/49 (144A)‡	1,129,974
		4,106,322
Commercial Services - 0.4%
3,050,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	3,141,500
Computer Services - 0.2%
1,320,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	1,415,700
Containers - Metal and Glass - 0.5%
2,153,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,196,060
1,720,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,737,200
		3,933,260
Diversified Financial Services - 1.0%
	General Electric Capital Corp.:
5,145,000	4.875%, notes, due 10/21/10	5,122,829
2,600,000	4.375%, unsecured notes, due 11/21/11	2,528,898
		7,651,727
Diversified Operations - 0.4%
405,000	3M Co., 5.125% notes, due 11/6/09	407,508
2,750,000	Textron, Inc., 6.375% notes, due 11/15/08	2,800,045
		3,207,553
Diversified Operations - Commercial Services - 0.2%
	Aramark Corp.:
41,151	5.20%, bank loan, due 1/26/14‡	41,354
575,805	7.475%, bank loan, due 1/26/14‡	578,604
750,000	8.50%, senior notes, due 2/1/15 (144A)	784,687
		1,404,645
Drug Delivery Systems - 0.1%
900,000	Hospira, Inc., 6.05% senior notes, due 3/30/17	909,264

See Notes to Schedules of Investments and Financial Statements.
16 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Electric - Integrated - 2.1%
$1,275,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	$1,286,052
1,900,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,866,038
4,035,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,297,129
1,785,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	1,733,303
4,350,000	Southern California Edison Co., 7.625% unsecured notes, due 1/15/10	4,625,106
2,335,000	TXU Corp., 4.80% senior notes, due 11/15/09	2,297,652
		16,105,280
Electronic Components - Semiconductors - 0.1%
725,000	Spansion LLC, 8.36% bank loan, due 11/1/12‡	728,625
Energy - Alternate Sources - 0.1%
850,000	Huish Detergent Corp., 0% bank loan, due 4/26/14‡	851,063
Finance - Auto Loans - 0.9%
	Ford Motor Credit Co.:
843,000	9.75%, notes, due 9/15/10	892,041
2,550,000	9.81%, notes, due 4/15/12‡	2,725,422
	General Motors Acceptance Corp.:
2,000,000	6.125%, notes, due 8/28/07	1,997,466
865,000	6.75%, notes, due 12/1/14	853,022
		6,467,951
Finance - Consumer Loans - 0.2%
1,579,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	1,569,505
Finance - Investment Bankers/Brokers - 0.8%
	E*TRADE Financial Corp.:
770,000	8.005%, senior unsecured notes due 6/15/11	809,463
2,190,000	7.375%, senior unsecured notes due 9/15/13	2,285,812
	Jefferies Group, Inc.:
805,000	5.50%, senior unsecured notes due 3/15/16	790,017
2,235,000	6.25%, senior unsecured notes due 1/15/36	2,168,127
		6,053,419
Finance - Leasing Companies - 0.2%
1,575,000	Orix Corp., 5.48% unsubordinated notes, due 11/22/11	1,584,007
Finance - Other Services - 0.4%
	Pinnacle Foods Finance LLC:
1,800,000	0%, bank loan, due 4/2/14‡	1,811,250
925,000	9.25%, senior notes, due 4/1/15 (144A)	925,000
		2,736,250
Food - Retail - 0.4%
	Stater Brothers Holdings, Inc.:
1,010,000	8.125%, senior notes, due 6/15/12	1,040,300
1,700,000	7.75%, senior notes, due 4/15/15 (144A)	1,746,750
		2,787,050

Shares or Principal Amount		Value
Foreign Government - 0.4%
$3,150,000	Quebec Province, 6.125% unsecured notes, due 1/22/11	$3,277,736
Gas - Distribution - 0.1%
1,030,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	1,044,163
Independent Power Producer - 0.4%
	NRG Energy, Inc.:
232,192	7.35%, bank loan, due 2/1/13‡	233,759
2,745,371	7.35%, bank loan, due 2/1/13‡	2,766,538
		3,000,297
Investment Management and Advisory Services - 0.9%
2,095,000	Ameriprise Financial, Inc., 7.5185% junior subordinated notes, due 6/1/66‡	2,273,748
	Nuveen Investments, Inc.:
2,080,000	5.00%, senior unsecured notes, due 9/15/10	2,062,135
2,845,000	5.50%, senior unsecured notes, due 9/15/15	2,801,769
		7,137,652
Life and Health Insurance - 0.5%
1,340,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	1,379,084
2,520,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	2,673,501
		4,052,585
Machinery - Electrical - 0.1%
826,875	Baldor Electric Co., 7.125% bank loan, due 1/31/14‡	829,769
Medical - HMO - 0.2%
1,800,000	Coventry Health Care, Inc., 5.95% senior unsecured notes, due 3/15/17	1,787,935
Medical - Hospitals - 0.5%
	HCA, Inc.:
850,000	0%, bank loan, due 11/18/13‡	858,883
2,625,000	9.25%, secured notes, due 11/15/16 (144A)	2,861,250
		3,720,133
Medical Products - 0%
75,000	Encore Medical Finance, 11.75% senior subordinated notes due 11/15/14 (144A)	78,563
Metal - Diversified - 0.3%
	Freeport-McMoRan Copper & Gold, Inc.:
465,840	0%, bank loan, due 3/19/14‡	467,224
1,925,000	8.375%, senior unsecured notes, due 4/1/17	2,105,468
		2,572,692
Multi-Line Insurance - 0.6%
1,325,000	AXA S.A., 6.379% subordinated notes due 12/14/36 (144A)**,‡	1,289,664
1,775,000	Catlin Insurance Company, Ltd., 7.249% notes, due 1/19/17 (144A)‡	1,789,435
1,295,000	Metlife, Inc., 6.40% junior subordinated notes, due 12/15/36	1,292,492
		4,371,591

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Multimedia - 0.5%
$1,075,000	Time Warner, Inc., 6.50% company guaranteed notes, due 11/15/36	$1,075,807
850,000	Viacom, Inc., 6.25% senior notes, due 4/30/16	862,239
1,750,000	VNU, Inc., 0% bank loan, due 5/31/14‡	1,765,155
		3,703,201
Mutual Insurance - 0.4%
	Liberty Mutual Group:
1,700,000	7.00% bonds, due 3/15/34 (144A)§	1,760,806
900,000	7.50%, bonds, due 8/15/36 (144A)§	975,794
		2,736,600
Non-Hazardous Waste Disposal - 0.7%
2,900,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	2,925,375
2,400,000	Waste Management, Inc., 7.375% senior unsubordinated notes, due 8/1/10	2,546,741
		5,472,116
Office Automation and Equipment - 0.5%
3,450,000	Xerox Corp., 6.75% senior unsecured notes, due 2/1/17	3,637,632
Oil Companies - Exploration and Production - 1.1%
2,110,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	2,236,176
1,080,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	1,131,840
	Pemex Project Funding Master Trust:
600,000	5.75%, company guaranteed notes due 2/1/22	609,300
500,000	8.625%, company guaranteed notes due 2/1/22‡	630,500
2,200,000	Sabine Pass LNG L.P., 7.50% secured notes, due 11/30/16 (144A)	2,254,999
1,325,000	XTO Energy, Inc., 6.10% senior unsecured notes, due 4/1/36	1,303,698
		8,166,513
Paper and Related Products - 0.3%
	Georgia Pacific Corporation, Inc.:
100,012	7.09%, bank loan, due 12/20/12‡	100,458
200,025	7.09%, bank loan, due 12/20/12‡	200,917
1,600,197	7.09%, bank loan, due 12/20/12‡	1,607,334
173,771	7.10%, bank loan, due 12/20/12‡	174,546
		2,083,255
Photo Equipment and Supplies - 0.2%
	Eastman Kodak Co.:
605,439	7.57%, bank loan, due 10/18/12‡	606,026
615,764	7.57%, bank loan, due 10/18/12‡	616,361
		1,222,387
Pipelines - 0.1%
850,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	814,048

Shares or Principal Amount		Value
Property and Casualty Insurance - 0.7%
$675,000	Chubb Corp., 6.375% junior subordinated notes, due 3/29/67‡	$683,139
3,805,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	3,937,388
905,000	Markel Corp., 7.35% unsubordinated notes, due 8/15/34	974,061
		5,594,588
Publishing - Periodicals - 0.5%
1,475,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	1,607,749
	Idearc, Inc.:
1,022,438	7.35%, bank loan, due 11/17/14‡	1,028,971
879,000	8.00%, senior notes, due 11/15/16 (144A)§	916,358
		3,553,078
Real Estate Management/Services - 0.3%
	Realogy Corp.:
467,727	8.32%, bank loan, due 10/10/13‡	469,336
1,737,273	8.35%, bank loan, due 10/10/13‡	1,745,699
		2,215,035
Reinsurance - 0.2%
1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	1,357,244
Retail - Building Products - 0.1%
730,000	Home Depot, Inc., 5.25% senior unsecured notes, due 12/16/13	725,067
Retail - Pet Food and Supplies - 0%
	Petco Animal Supplies, Inc.:
161,688	7.85%, bank loan, due 10/28/13‡	162,950
162,500	7.855%, bank loan, due 10/28/13‡	163,769
		326,719
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.:
4,975	7.34625%, bank loan, due 4/6/13‡	5,015
333,304	7.34625%, bank loan, due 4/6/13‡	336,014
		341,029
Satellite Telecommunications - 0.2%
1,414,000	INTELSAT Bermuda, Ltd., 7.86% bank loan, due 2/1/14‡	1,418,242
Savings/Loan/Thrifts - 0.1%
525,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10‡	516,799
Schools - 0.1%
626,591	Education Management LLC, 7.375% bank loan, due 6/1/13‡	628,941

See Notes to Schedules of Investments and Financial Statements.
18 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

	Shares or Principal Amount		Value
	Special Purpose Entity - 1.1%
	$1,052,000	JPMorgan Chase Capital XX, 6.55% junior subordinated notes, due 9/29/36	$1,074,945
		KAR Holdings, Inc.:
	125,000	8.75%, senior notes, due 5/1/14 (144A)	128,438
	325,000	10.00%, senior subordinated notes due 5/1/15 (144A)	336,781
	3,250,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	3,378,140
	975,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	983,531
	1,296,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	1,369,977
	1,340,000	Source Gas LLC., 5.90%, senior notes due 4/1/17 (144A)§	1,341,970
			8,613,782
	Specified Purpose Acquisition Company - 0.3%
	1,800,000	Duke Capital Corp., 6.75% senior notes, due 2/15/32	1,851,223
	224,438	Solar Capital Corp., 7.36% bank loan, due 2/28/14‡	226,098
			2,077,321
	Telecommunication Services - 0.3%
	1,065,000	Embarq Corp., 7.082% senior unsecured notes, due 6/1/16	1,100,293
	750,000	Qwest Corp., 8.60488% senior notes, due 6/15/13‡	820,313
			1,920,606
	Telephone - Integrated - 0.8%
	2,950,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	2,880,454
	1,750,000	Level 3 Communications, Inc., 0% bank loan, due 12/2/11‡	1,758,015
	1,275,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	1,309,444
			5,947,913
	Television - 0.2%
	1,750,000	Univision Communications, 0% bank loan, due 9/29/14‡	1,730,313
	Transportation - Railroad - 0.6%
		Burlington Northern Santa Fe Corp.:
	900,000	5.65%, unsecured notes, due 5/1/17	904,020
	1,350,000	6.15%, unsecured notes, due 5/1/37	1,360,973
	2,545,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	2,602,263
			4,867,256
	Transportation - Services - 0.2%
	1,270,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	1,279,721
Total Corporate Bonds (cost $200,432,350)			202,936,442
	Foreign Bonds - 0.2%
	Cable Television - 0.2%
EUR	971,100	Telenet Communications N.V., 9.00% senior notes, due 12/15/13** (cost $1,246,775)	1,449,447

Shares or Principal Amount		Value
Mortgage Backed Securities - 41.0%
U.S. Government Agencies - 41.0%
	Fannie Mae:
$3,102,003	7.00%, due 9/1/14	$3,200,583
782,061	6.50%, due 11/1/17	801,414
2,248,607	5.00%, due 11/1/18	2,222,363
1,561,049	4.50%, due 5/1/19	1,513,923
4,150,809	4.50%, due 5/1/19	4,025,502
4,971,720	4.50%, due 5/1/19	4,821,631
4,293,568	5.00%, due 8/1/19	4,239,008
521,577	5.50%, due 8/1/19	522,990
223,154	5.50%, due 9/1/19	223,904
830,336	5.50%, due 9/1/19	832,586
580,785	4.50%, due 4/1/20	562,427
2,508,485	6.00%, due 10/1/21	2,549,522
3,054,246	5.50%, due 9/1/24	3,042,203
3,477,586	5.00%, due 5/1/25	3,390,869
764,508	7.00%, due 11/1/28	799,168
979,460	6.50%, due 2/1/31	1,011,288
1,929,147	7.00%, due 2/1/32	2,016,608
1,826,691	6.50%, due 5/1/32	1,886,480
847,358	6.50%, due 7/1/32	873,214
5,738,213	6.00%, due 10/1/32	5,815,088
7,268,807	5.035%, due 1/1/33	7,286,881
7,926,849	5.50%, due 2/1/33	7,859,505
1,434,157	6.50%, due 3/1/33	1,477,920
3,111,661	4.566%, due 4/1/33	3,086,886
4,216,416	5.00%, due 11/1/33	4,083,728
3,221,842	5.50%, due 11/1/33	3,194,563
10,052,017	5.00%, due 3/1/34	9,735,686
1,612,458	5.00%, due 4/1/34	1,561,714
3,867,813	5.00%, due 4/1/34	3,743,897
3,480,699	5.00%, due 6/1/34	3,369,185
1,478,808	5.00%, due 7/1/34	1,431,430
6,139,088	6.00%, due 7/1/34	6,218,375
2,150,583	6.50%, due 8/1/34	2,217,562
466,108	6.50%, due 9/1/34	482,064
906,827	5.50%, due 11/1/34	898,566
5,766,417	5.50%, due 11/1/34	5,713,890
2,367,734	4.605%, due 12/1/34	2,351,998
3,980,356	5.50%, due 3/1/35	3,941,284
2,783,485	5.00%, due 5/1/35	2,691,871
2,994,361	4.50%, due 6/1/35	2,815,281
1,190,782	5.00%, due 7/1/35	1,151,590
2,854,935	5.50%, due 7/1/35	2,826,911
6,604,428	5.50%, due 9/1/35	6,539,598
3,401,541	6.00%, due 9/1/35	3,435,377
3,816,513	5.50%, due 12/1/35	3,779,049
2,733,541	6.00%, due 12/1/35	2,756,598
1,757,263	6.50%, due 1/1/36	1,794,323
3,756,591	5.50%, due 2/1/36	3,719,716
2,904,016	5.50%, due 3/1/36	2,875,510
4,197,421	6.00%, due 3/1/36	4,230,107
5,414,098	5.50%, due 4/1/36	5,360,952
1,672,250	5.50%, due 7/1/36	1,654,195
935,660	6.50%, due 7/1/36	955,393
1,199,443	6.00%, due 8/1/36	1,208,783
3,268,973	6.00%, due 8/1/36	3,294,429
1,923,332	6.50%, due 8/1/36	1,963,895
3,961,286	6.50%, due 8/1/36	4,044,828
755,779	6.50%, due 9/1/36	771,718
2,354,759	6.00%, due 10/1/36	2,373,095
6,466,740	5.585%, due 11/1/36	6,517,034

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 19

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$5,188,858	6.00%, due 11/1/36	$5,229,264
1,690,718	6.00%, due 1/1/37	1,703,884
3,415,883	6.00%, due 1/1/37	3,442,482
4,427,670	6.50%, due 4/1/37	4,520,979
	Federal Home Loan Bank System:
3,964,814	5.27%, due 12/28/12	3,990,586
2,678,401	5.50%, due 12/1/34	2,654,133
3,218,849	5.50%, due 12/1/34	3,189,685
2,352,579	6.00%, due 12/1/36	2,372,365
1,799,580	5.713%, due 3/1/37	1,815,083
	Freddie Mac:
1,163,957	5.50%, due 1/1/16	1,169,150
1,787,939	5.50%, due 1/1/18	1,795,084
4,485,250	4.50%, due 2/1/18	4,358,518
3,458,143	5.00%, due 9/1/18	3,417,864
6,044,358	5.75%, due 12/15/18	6,097,187
7,390,315	5.50%, due 12/15/19	7,419,375
1,705,123	5.00%, due 2/1/20	1,681,891
1,497,970	5.50%, due 2/1/21	1,500,050
1,352,543	5.00%, due 4/1/21	1,333,425
2,103,030	5.50%, due 11/1/33	2,085,143
1,722,094	6.00%, due 11/1/33	1,744,080
3,222,469	6.00%, due 2/1/34	3,264,609
1,432,705	5.00%, due 5/1/34	1,387,215
2,118,353	5.00%, due 5/1/34	2,052,464
4,381,844	3.756%, due 7/1/34	4,266,630
363,406	6.50%, due 7/1/34	374,737
804,791	6.50%, due 7/1/34	829,894
6,185,571	5.50%, due 6/1/35	6,129,527
383,944	6.50%, due 6/1/35	394,365
8,108,782	5.00%, due 7/1/35	7,844,202
5,135,545	5.00%, due 9/1/35	4,967,979
1,149,194	5.50%, due 9/1/35	1,137,867
3,489,138	5.50%, due 9/1/35	3,454,746
3,724,093	5.50%, due 10/1/35	3,694,519
2,661,723	5.00%, due 6/1/36	2,574,874
1,303,311	6.50%, due 8/1/36	1,331,199
2,571,169	5.00%, due 10/1/36	2,485,569
	Ginnie Mae:
1,447,617	6.00%, due 2/15/33	1,470,582
4,639,031	6.00%, due 10/20/34	4,703,487
1,648,251	6.50%, due 2/20/35	1,692,658
5,138,063	5.50%, due 3/20/35	5,103,960
3,669,784	5.50%, due 5/20/35	3,645,426
6,695,580	5.00%, due 10/15/35	6,516,735
Total Mortgage Backed Securities (cost $313,324,894)		310,609,630
Preferred Stock - 1.1%
Finance - Other Services - 0.3%
38,945	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	2,071,485
REIT - Diversified - 0.5%
96,600	iStar Financial, Inc., 7.875%	2,449,775
52,200	Lexington Realty Trust, Series D, 7.55%	1,336,320
		3,786,095
Savings/Loan/Thrifts - 0.3%
91,960	Chevy Chase Bank FSB, 8.00%	2,430,503
Total Preferred Stock (cost $8,388,886)		8,288,083

Shares or Principal Amount		Value
U.S. Government Agencies - 15.1%
	Fannie Mae:
$32,095,000	5.50%, due 3/15/11#	$32,835,817
20,655,000	5.25%, due 8/1/12#	20,912,836
6,645,000	5.25%, due 9/15/16#	6,776,272
11,710,000	6.625%, due 11/15/30#	13,862,895
	Federal Home Loan Bank System:
4,375,000	5.00%, due 2/20/09	4,383,597
13,945,000	5.625%, due 6/13/16	14,365,079
	Freddie Mac:
16,542,000	5.25%, due 5/21/09#	16,670,598
4,575,000	5.25%, due 7/18/11#	4,646,750
Total U.S. Government Agencies (cost $113,089,112)		114,453,844
U.S. Treasury Notes/Bonds - 12.9%
	U.S. Treasury Notes/Bonds:
525,000	4.75%, due 2/28/09#	525,779
900,000	4.75%, due 2/15/10#	904,992
8,335,000	5.125%, due 6/30/11#	8,527,422
1,250,000	4.75%, due 1/31/12#	1,262,159
17,030,000	4.625%, due 2/29/12#	17,107,163
2,045,000	4.50%, due 3/31/12#	2,043,323
1,530,000	4.50%, due 4/30/12	1,529,044
7,246,000	4.625%, due 11/15/16#	7,241,471
8,747,000	4.625%, due 2/15/17**,#	8,742,898
3,110,000	8.875%, due 8/15/17	4,163,998
6,145,000	8.875%, due 2/15/19#	8,410,969
8,705,000	7.25%, due 8/15/22#	10,930,216
19,836,000	6.25%, due 8/15/23#	22,871,839
3,445,000	4.75%, due 2/15/37#	3,407,859
Total U.S. Treasury Notes/Bonds (cost $97,932,978)		97,669,132
Commercial Paper - 2.1%
16,000,000	Ford Motor Credit Co., 5.77%, 5/3/07 (cost $15,994,871)	15,994,871
Money Markets - 2.2%
7,538,820	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	7,538,820
9,408,200	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	9,408,200
Total Money Markets (cost $16,947,020)		16,947,020
Other Securities - 16.2%
122,427,015	State Street Navigator Securities Lending Prime Portfolio† (cost $122,427,015)	122,427,015
Total Investments (total cost $889,783,901) – 117.6%		890,775,484
Liabilities, net of Cash, Receivables and Other Assets – (17.6)%		(133,159,139)
Net Assets – 100%		$757,616,345

See Notes to Schedules of Investments and Financial Statements.
20 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Belgium	$1,449,447	0.2%
Canada	6,131,784	0.7%
Cayman Islands	2,710,004	0.3%
China	983,531	0.1%
France	3,144,346	0.4%
India	1,636,321	0.2%
Japan	1,584,007	0.2%
Spain	1,309,444	0.1%
United Kingdom	1,129,974	0.1%
United States††	870,696,626	97.7%
Total	$890,775,484	100.0%

††Includes Short-Term Securities and Other Securities (82.1% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
Euro 6/8/07	1,025,000	$1,400,838	$(60,056)
Total		$1,400,838	$(60,056)

Schedule of Futures Contracts
As of April 30, 2007

Financial Futures - Long

135 Contracts	U.S. Treasury 2 Year Note expires June 2007, principal amount $27,691,828, value $27,637,031 cumulative depreciation	$(54,797)

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 21

Janus High-Yield Fund (unaudited)

Ticker: JAHYX

Performance Overview

For the six-month period ended April 30, 2007, Janus High-Yield Fund posted a gain of 6.53%, compared to a 6.88% increase of its benchmark, the Lehman Brothers High-Yield Bond Index.

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Economic Update

Throughout the period, longer term interest rates stayed within the range we expected. The 10-year Treasury fell to a low of nearly 4.40% in early December and increased to a high of almost 4.90% by late January. Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed).

The Fed left its target interest rate unchanged during the period, taking a more neutral stance in late March by removing its reference to "additional firming" from its monetary policy statement. Although the markets took this to indicate a greater potential for a rate cut, the subtle change in the language simply provided the Fed with some flexibility to adjust monetary policy in either direction. Nevertheless, Fed Chairman Ben Bernanke reiterated the committee's concern over inflation's still elevated level and the Fed's view that although the risks of slower economic growth rose, the potential for higher inflation remains the greater risk.

Generally, the pace of U.S. economic growth slowed during the last quarter of 2006, but remained in modest territory. The weak housing market, a slowdown in manufacturing activity and corporate spending, coupled with other pressures facing the consumer brought into question the economy's ability to maintain its upward momentum. On the other hand, the economy remained fundamentally solid as job growth continued to hold steady, which could serve to prolong the current expansion.

Homebuilder Investments Weighed on Results

While the Fund's relative performance benefited from a lack of direct exposure to troubled subprime lenders, the pressures in this market cast a shadow over the fixed-income investments in the homebuilder market. Specifically, homebuilders K. Hovnanian Enterprises and Beazer Homes USA faced concerns over an existing oversupply of new homes for sale, as well as from the possibility that rising foreclosures might flood the market with a supply of existing properties.

Additionally, among our utilities holdings, positions in energy utility TXU experienced downward pressure as concerns that the recent buyout by a private investment firm would add to the company's existing debt load, and could negatively impact credit quality.

Healthcare, Automotive and Gaming Bonds Aided Performance

Performance benefited from exposure to select healthcare names researched by Jason Groom our fixed-income healthcare analyst. These included our investments in HCA, a hospital management company, and HEALTHSOUTH, a provider of surgical, rehabilitation and medical-imaging services. I purchased our HCA bonds following the company's management-led leveraged buyout. The bonds of this asset-heavy, free cash flow generative business subsequently rallied, supporting performance. The position in HEALTHSOUTH, meanwhile, benefited from speculation that the company might use cash generated by the recent sale of non-core assets as tender for some of its outstanding debt.

Results were further supported by exposure to the automotive and gaming sectors. In the automotive sector, Dan Porter's overweight recommendation on Goodyear Tire & Rubber benefited from encouraging news about replacement tire pricing and resolution of labor disputes, as well as from its ongoing efforts to deleverage its balance sheet by paying down debt. Turning to the gaming industry, another Jason Groom pick, Trump Entertainment Resorts bonds gained ground on market anticipation that the casino and hotel company might be sold.

Outlook

Looking ahead, I plan to continue to carefully monitor developments affecting the macro economy and the fixed-income markets. A more resilient than expected economy could prove positive for the high-yield market, while resurgent inflation pressures putting upward pressure on interest rates, could lead to a repricing of risk in the credit markets. The upsurge in activity by private equity firms taking companies

22 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

private demands attention. We are paying very close attention to valuations in the credit markets with a keen focus on the upside/downside relationship on the securities that enter the portfolios. In this environment, with my very strong fixed income team, we will continue to look across the entire credit spectrum for what we believe are the best opportunities in the credit markets.

Thank you for your interest in Janus High-Yield Fund.

Janus High-Yield Fund At a Glance

Fund Profile

April 30, 2007
Weighted Average Maturity	6.9 Years
Average Modified Duration*	3.5 Years
30-Day Current Yield**	6.89%
Weighted Average Fixed Income Credit Rating	B+
Number of Bonds/Notes	305

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2007
AAA	0.0%
AA	0.1%
BBB	2.8%
BB	20.5%
B	52.0%
CCC	13.7%
Other	10.9%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of April 30, 2007	As of April 30, 2007

Emerging markets comprised 0.7% of total net assets.

Janus Bond & Money Market Funds April 30, 2007 23

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus High-Yield Fund	6.53%	11.07%		8.36%		7.12%		8.49%		0.94%	0.92%
Lehman Brothers High-Yield Bond Index	6.88%	12.33%		10.32%		6.77%		7.17%
Lipper Quartile	–	2	nd	3	rd	1	st	1	st
Lipper Ranking - based on total return for High Current Yield Funds	–	174/443		209/308		20/127		5/99

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 3 months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 29, 1995

24 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,065.30	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2007 25

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Corporate Bonds - 92.9%
Advanced Materials/Products - 0.1%
$350,000	Foamex L.P., 10.10563% bank loan, due 2/14/13‡	$354,375
Advertising Services - 1.1%
	Penton Media Inc.:
1,016,129	7.595%, bank loan, due 2/1/13‡	1,020,153
33,871	7.60%, bank loan, due 2/1/13‡	34,005
1,950,000	7.10%, bank loan, due 2/1/14‡	1,965,854
	R.H. Donnelley Corp.:
1,274,000	6.875%, senior discount notes due 1/15/13	1,262,853
2,208,000	6.875%, senior discount notes due 1/15/13#	2,188,679
		6,471,544
Aerospace and Defense - Equipment - 0.2%
1,282,000	DRS Technologies, Inc., 6.875% company guaranteed notes, due 11/1/13	1,294,820
Agricultural Chemicals - 0.4%
2,168,000	Mosaic Global Holdings, Inc., 7.625% senior notes, due 12/1/16 (144A)#	2,314,340
Airlines - 0.5%
2,250,000	Continental Airlines, Inc., 8.75% unsubordinated notes, due 12/1/11#	2,221,875
550,000	Delta Air Lines, Inc., 0% bank loan, due 4/24/14‡	556,875
297,000	US Airways Group, Inc., 0% bank loan, due 3/23/14‡	298,485
		3,077,235
Apparel Manufacturers - 2.1%
4,350,000	Hanesbrands, Inc., 8.735% senior notes, due 12/15/14 (144A)**,‡	4,469,624
	Levi Strauss & Co.:
2,244,000	9.75%, senior unsubordinated notes due 1/15/15#	2,462,790
3,164,000	8.875%, senior unsecured notes due 4/1/16#	3,397,345
2,150,000	Quiksilver, Inc., 6.875% company guaranteed notes, due 4/15/15#	2,096,250
		12,426,009
Athletic Equipment - 0.2%
1,075,000	Easton-Bell Sports, Inc., 8.375% company guaranteed notes, due 10/1/12	1,069,625
Automotive - Cars and Light Trucks - 3.1%
	Ford Motor Co.:
275,000	8.36%, bank loan, due 12/15/13‡	276,548
6,383,000	7.45%, unsecured notes, due 7/16/31#	5,050,549
1,200,000	4.25%, senior notes, due 12/15/36	1,350,000
	General Motors Corp.:
5,802,000	7.125%, senior notes, due 7/15/13#	5,359,597
947,625	7.725%, bank loan, due 11/29/13‡	954,145
6,463,000	8.375%, senior unsubordinated notes due 7/15/33#	5,840,935
		18,831,774

Shares or Principal Amount		Value
Automotive - Truck Parts and Equipment - Original - 3.3%
$2,284,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	$2,358,230
2,675,000	American Axle & Manufacturing, Inc. 7.875%, company guaranteed notes due 3/1/17	2,681,688
	TRW Automotive, Inc.:
2,620,000	7.00%, company guaranteed notes due 3/15/14 (144A)#	2,593,800
3,925,000	7.25%, company guaranteed notes due 3/15/17 (144A)	3,895,562
7,454,000	Visteon Corp., 8.25% senior unsecured notes, due 8/1/10	7,603,079
		19,132,359
Building - Heavy Construction - 0.4%
2,247,000	Ahern Rentals, Inc., 9.25% secured notes, due 8/15/13	2,342,498
Building - Residential and Commercial - 1.0%
	Beazer Homes USA, Inc.:
1,200,000	8.625%, company guaranteed notes due 5/15/11	1,204,500
629,000	6.875%, company guaranteed notes due 7/15/15#	578,680
	K. Hovnanian Enterprises, Inc.:
1,049,000	6.50%, company guaranteed notes due 1/15/14#	965,080
1,382,000	6.25%, company guaranteed notes due 1/15/15#	1,254,165
500,000	7.50%, company guaranteed notes due 5/15/16#	480,000
1,382,000	8.625%, senior notes, due 1/15/17#	1,388,910
		5,871,335
Building and Construction Products - Miscellaneous - 1.1%
	Building Materials Corporation of America:
898,375	8.1875%, bank loan, due 2/22/14‡	891,260
2,800,000	7.75%, company guaranteed notes due 8/1/14#	2,771,999
325,000	11.125%, bank loan, due 9/14/14‡	319,719
991,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14#	978,613
2,094,000	Ply Gem Industries, Inc., 9.00% company guaranteed notes, due 2/15/12#	1,889,835
		6,851,426
Cable Television - 1.4%
2,614,000	CCH I LLC, 11.00% secured notes, due 10/1/15	2,777,375
4,500,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	4,713,750
1,024,000	CSC Holdings, Inc., 7.25% senior notes, due 4/15/12 (144A)‡	1,022,720
		8,513,845
Casino Hotels - 3.2%
	Green Valley Ranch Gaming:
674,546	7.36%, bank loan, due 2/16/14‡	677,359
2,526,000	8.61%, bank loan, due 8/6/14‡	2,549,290

See Notes to Schedules of Investments and Financial Statements.
26 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Casino Hotels - (continued)
	Majestic Star Casino LLC:
$350,000	9.50%, company guaranteed notes due 10/15/10	$368,375
3,950,000	9.75%, senior unsecured notes, due 1/15/11#	3,791,999
696,000	Mandalay Resort Group, 10.25% senior subordinated notes, due 8/1/07	702,960
1,044,000	MGM Mirage, Inc., 9.75% company guaranteed notes, due 6/1/07	1,047,915
1,224,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	1,285,200
350,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	364,000
500,000	Seminole Hard Rock Entertainment 7.8475%, secured notes due 3/15/14 (144A)‡	512,500
7,770,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15#	7,818,562
		19,118,160
Casino Services - 1.1%
	Virgin River Casino Corp.:
4,648,000	9.00%, company guaranteed notes due 1/15/12‡,#	4,857,160
2,317,000	0%, senior subordinated notes due 1/15/13‡	1,784,090
		6,641,250
Cellular Telecommunications - 2.2%
	Centennial Communications Corp.:
1,262,000	10.00%, senior notes, due 1/1/13#	1,366,115
1,768,000	10.125%, company guaranteed notes due 6/15/13	1,909,440
3,350,000	Cricket Communications, Inc., 9.375% senior notes, due 11/1/14 (144A)#	3,576,124
710,000	Dobson Cellular Systems, Inc. 9.875%, secured notes, due 11/1/12	775,675
	Dobson Communications Corp.:
1,036,000	9.61%, senior notes, due 10/15/12‡	1,067,080
1,441,000	8.875%, senior notes, due 10/1/13#	1,486,031
1,420,000	Rogers Wireless Communications, Inc. 8.47988%, company guaranteed notes due 12/15/10‡	1,448,400
1,422,000	Suncom Wireless Holdings, Inc., 8.50% company guaranteed notes, due 6/1/13#	1,484,213
		13,113,078
Chemicals - Diversified - 2.0%
3,270,000	Ineos Group Holdings PLC, 8.50% senior subordinated notes due 2/15/16 (144A)#	3,163,725
1,550,000	Innophos Holdings, Inc., 9.50% senior unsecured notes due 4/15/12 (144A)§	1,573,250
	Lyondell Chemical Co.:
4,552,000	11.125%, company guaranteed notes due 7/15/12#	4,847,879
1,085,000	8.00%, company guaranteed notes due 9/15/14#	1,136,538
1,417,000	8.25%, company guaranteed notes due 9/15/16#	1,516,190
		12,237,582

Shares or Principal Amount		Value
Chemicals - Other - 0.3%
$1,885,000	Innophos, Inc., 8.875% company guaranteed note, due 8/15/14‡,#	$1,974,538
Chemicals - Specialty - 1.0%
1,583,000	Macdermid, Inc., 9.50% senior subordinated notes due 4/15/17 (144A)	1,642,363
3,145,000	Momentive Performance, 9.75% senior notes, due 12/1/14 (144A)	3,325,837
1,261,000	Nalco Co., 7.75% senior unsecured notes, due 11/15/11#	1,298,830
		6,267,030
Coal - 0.2%
325,000	Arch West Finance, 6.75% company guaranteed notes, due 7/1/13‡	322,563
675,000	Peabody Energy Corp., 5.875% company guaranteed notes, due 4/15/16	646,312
		968,875
Commercial Services - Finance - 0.3%
1,726,000	Ipayment, Inc., 9.75% company guaranteed notes, due 5/15/14	1,797,198
Computer Services - 0.8%
	SunGard Data Systems, Inc.:
600,000	9.125%, company guaranteed notes due 8/15/13	643,500
3,517,000	10.25%, company guaranteed notes due 8/15/15#	3,868,700
		4,512,200
Computers - Memory Devices - 0.5%
2,418,000	EMC Corp., 1.75% convertible senior unsecured notes due 12/1/11 (144A)	2,705,138
Consumer Products - Miscellaneous - 1.2%
1,235,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	1,244,263
1,225,000	Jarden Corp., 7.50% company guaranteed notes, due 5/1/17	1,254,094
4,608,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	4,849,919
		7,348,276
Containers - Metal and Glass - 1.4%
1,378,000	Greif, Inc., 6.75% senior notes, due 2/1/17 (144A)#	1,402,115
	Owens-Brockway Glass Container, Inc.:
2,769,000	8.875%, company guaranteed notes due 2/15/09	2,824,380
820,000	8.25%, company guaranteed notes due 5/15/13#	865,100
1,350,000	6.75%, company guaranteed notes due 12/1/14#	1,358,438
1,864,000	Owens-Illinois, Inc., 8.10% senior notes, due 5/15/07	1,864,000
		8,314,033

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 27

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Containers - Paper and Plastic - 2.0%
	Graham Packaging Co.:
$1,720,000	8.50%, company guaranteed notes due 10/15/12	$1,754,400
3,839,000	9.875%, company guaranteed notes due 10/15/14#	3,973,365
	Smurfit-Stone Container Corp.:
5,389,000	7.375%, company guaranteed notes, due 7/15/14#	5,294,692
975,000	8.00%, senior notes, due 3/15/17 (144A)	970,125
		11,992,582
Cosmetics and Toiletries - 0.2%
1,275,000	Chattem, Inc., 7.00% senior subordinated notes, due 3/1/14#	1,275,000
Direct Marketing - 0.6%
3,516,000	Affinion Group, Inc., 11.50% company guaranteed notes, due 10/15/15	3,867,600
Distribution/Wholesale - 0.4%
2,199,000	Nebraska Book Company, Inc., 8.625% company guaranteed notes, due 3/15/12	2,215,493
Diversified Operations - 1.3%
	Clarke American Corp.:
570,000	10.10625%, senior notes due 5/15/15 (144A)	570,000
750,000	9.50%, senior notes, due 5/15/15 (144A)	756,563
1,037,000	Covalence Specialty Materials Corp., 10.25% senior subordinated notes due 3/1/16 (144A)#	1,060,332
	Jacuzzi Brands, Inc.:
12,162	5.25%, bank loan, due 2/7/14‡	12,162
97,297	7.59788%, bank loan, due 2/7/14‡	97,054
20,270	7.61%, bank loan, due 2/7/14‡	20,220
20,270	7.62875%, bank loan, due 2/7/14‡	20,220
466,667	11.34788%, bank loan 8/7/14‡	463,167
216,667	11.34788%, bank loan, due 8/7/14‡	215,042
170,833	11.36%, bank loan, due 8/7/14‡	169,552
170,833	11.37875%, bank loan, due 8/7/14‡	169,552
1,572,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14#	1,556,279
2,715,000	Travelport Holdings, Ltd., 12.35% bank loan, due 3/27/12‡	2,667,488
		7,777,631
Diversified Operations - Commercial Services - 1.2%
	Aramark Corp.:
4,116,000	8.50% senior notes, due 2/1/15 (144A)#	4,306,365
2,769,000	8.86% senior notes, due 2/1/15 (144A)‡	2,845,148
		7,151,513
Educational Software - 0.2%
1,196,979	Riverdeep Interactive Learning, 8.10% bank loan, due 12/20/13‡	1,202,462
Electric - Generation - 0.7%
2,716,000	Edison Mission Energy, 7.73% senior notes, due 6/15/09#	2,851,800
1,356,526	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)‡	1,372,233
		4,224,033

Shares or Principal Amount		Value
Electric - Integrated - 1.2%
$2,178,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09#	$2,240,618
3,833,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	4,187,552
774,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	779,874
		7,208,044
Electronic Components - Miscellaneous - 0.4%
	NXP BV:
500,000	7.875%, secured notes due 10/15/14 (144A)	520,000
1,744,000	9.50%, senior notes, due 10/15/15 (144A)#	1,831,200
		2,351,200
Electronic Components - Semiconductors - 0.9%
	Spansion LLC:
700,000	8.36%, bank loan, due 11/1/12‡	703,500
3,456,000	11.25%, senior notes, due 1/15/16 (144A)#	3,576,960
1,723,000	2.25%, senior subordinate notes due 6/15/16 (144A)#	1,391,323
		5,671,783
Energy - Alternate Sources - 0.1%
250,000	Huish Detergent Corp., 0% bank loan, due 10/26/14‡	254,063
	Sandridge Energy, Inc.:
350,000	8.625%, bank loan, due 4/1/14‡	358,750
350,000	8.975%, bank loan, due 4/1/15‡	360,500
		973,313
Finance - Auto Loans - 4.5%
	Ford Motor Credit Co.:
3,869,000	6.625%, senior unsecured notes due 6/16/08#	3,866,787
3,166,000	7.375%, unsecured notes, due 10/28/09	3,168,450
1,188,000	9.75%, senior secured notes, 9/15/10	1,257,111
3,908,000	9.81%, notes, due 4/15/12‡,#	4,176,843
1,388,000	7.00%, notes, due 10/1/13#	1,312,484
	General Motors Acceptance Corp.:
1,207,000	5.85%, senior unsubordinated notes due 1/14/09	1,193,571
4,544,000	7.75%, unsubordinated notes due 1/19/10#	4,660,585
1,727,000	7.25%, notes, due 3/2/11	1,755,839
1,425,000	6.75%, notes, due 12/1/14	1,405,268
4,165,000	8.00%, bonds, due 11/1/31	4,470,440
		27,267,378
Finance - Other Services - 0.6%
	Pinnacle Foods Finance LLC:
2,459,000	7.10%, bank loan, due 4/1/14‡	2,474,369
1,282,000	10.625%, senior subordinate notes due 4/1/17 (144A)#	1,285,205
		3,759,574
Food - Diversified - 1.5%
2,602,000	Del Monte Corp., 6.75% company guaranteed notes due 2/15/15#	2,608,505

See Notes to Schedules of Investments and Financial Statements.
28 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Food - Diversified - (continued)
	Dole Food Company, Inc.:
$1,066,000	8.625%, senior notes, due 5/1/09‡,#	$1,081,990
5,352,000	8.75%, debentures, due 7/15/13‡,#	5,325,240
		9,015,735
Food - Meat Products - 0.5%
1,333,000	National Beef Packing Company LLC 10.50%, senior unsecured notes due 8/1/11	1,402,983
1,495,000	Pierre Foods, Inc., 9.875% senior subordinated notes due 7/15/12#	1,551,062
		2,954,045
Food - Retail - 0.3%
1,550,000	Stater Brothers Holdings, 7.75% senior notes, due 4/15/15 (144A)	1,592,625
Food - Wholesale/Distribution - 0.5%
2,635,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	2,753,575
Gambling - Non-Hotel - 1.5%
2,417,000	Jacobs Entertainment, Inc., 9.75% company guaranteed notes, due 6/15/14	2,549,935
1,399,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	1,447,965
2,079,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12	2,136,173
696,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	779,520
2,048,000	River Rock Entertainment Authority, 9.75% secured notes, due 11/1/11	2,168,320
		9,081,913
Housewares - 0.3%
1,445,000	Libbey Glass, Inc., 12.34813% secured notes, due 6/1/11	1,589,500
Independent Power Producer - 1.7%
1,700,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	1,697,707
280,000	Calpine Corp., 7.59% bank loan, due 3/29/09‡	281,487
	NRG Energy, Inc.:
854,759	7.35%, bank loan, due 2/1/13‡	861,349
221,929	7.35%, bank loan, due 2/1/13‡	223,427
6,479,000	7.375%, company guaranteed notes due 2/1/16	6,730,060
450,000	Reliant Energy, Inc., 9.25% secured notes, due 7/15/10	471,938
		10,265,968
Machinery - Electrical - 0.1%
661,500	Baldor Electric Co., 0% bank loan, due 12/31/13‡	663,815
Medical - Hospitals - 3.4%
	HCA, Inc.:
1,546,125	7.60%, bank loan, due 11/18/13‡	1,562,282
1,350,000	6.50%, senior unsecured notes due 2/15/16#	1,176,188
9,536,000	9.25%, secured notes due 11/15/16 (144A)**	10,394,239

Shares or Principal Amount		Value
Medical - Hospitals - (continued)
$6,010,000	Tenet Healthcare Corp., 9.25% senior unsecured notes, due 2/1/15‡,#	$6,009,999
1,050,000	Triad Hospitals, Inc., 7.00% senior notes, due 5/15/12	1,092,000
297,000	United Surgical Partners, 8.875% senior subordinated notes due 5/1/17 (144A)	305,539
		20,540,247
Medical - Nursing Homes - 0.1%
612,000	Manor Care, Inc., 2.00% senior notes, due 6/1/36	818,550
Medical - Outpatient and Home Medical Care - 0.5%
1,149,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16#	1,258,154
	National Mentor Holdings, Inc.:
59,158	5.32%, bank loan, due 6/29/13‡	59,158
369	7.35%, bank loan, due 6/29/13‡	370
643,987	7.35%, bank loan, due 6/29/13‡	644,792
333,062	7.36%, bank loan, due 6/30/13‡	333,479
702,000	11.25%, company guaranteed notes due 7/1/14	772,200
		3,068,153
Medical Imaging Systems - 0%
125,000	Carestream Health, Inc., 7.10% bank loan, due 10/30/13‡	126,250
Medical Products - 0%
125,000	Encore Medical Finance, 11.75% senior subordinated notes due 11/15/14 (144A)	130,938
Metal - Diversified - 1.1%
	Freeport-McMoRan Copper & Gold, Inc.:
336,440	7.10%, bank loan, due 3/19/14‡	337,439
1,300,000	8.25%, senior unsecured notes due 4/1/15‡,#	1,405,625
2,100,000	8.56438%, senior unsecured notes due 4/1/15‡	2,215,500
2,500,000	8.375%, senior unsecured notes due 4/1/17	2,734,375
		6,692,939
Metal Products - Fasteners - 0.6%
3,174,000	FastenTech, Inc., 12.50% company guaranteed notes, due 5/1/11‡,#	3,368,408
Miscellaneous Manufacturing - 0.4%
2,384,000	Nutro Products, Inc., 10.75% senior subordinated notes due 4/15/14 (144A)	2,527,040
Motion Pictures and Services - 0%
275,000	Metro-Goldwyn-Mayer, Inc., 0% bank loan, due 4/8/12‡	275,000
Multimedia - 0.3%
1,903,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	2,002,908
Music - 0.5%
2,871,000	Steinway Musical Instruments, Inc. 7.00%, senior notes, due 3/1/14 (144A)§	2,842,290

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 29

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 0.8%
	Allied Waste Industries, Inc.:
$1,761,000	6.375%, secured notes, due 4/15/11#	$1,765,403
1,135,000	7.875%, senior notes, due 4/15/13	1,186,075
1,982,000	7.25%, company guaranteed notes due 3/15/15	2,036,505
		4,987,983
Office Automation and Equipment - 0.3%
	Xerox Corp.:
1,124,000	6.875%, senior unsecured notes due 8/15/11	1,177,390
592,000	6.40%, company guaranteed notes due 3/15/16#	609,974
		1,787,364
Office Supplies and Forms - 1.2%
7,185,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	7,328,700
Oil - Field Services - 0.3%
699,000	Hornbeck Offshore Services, Inc., 6.125% company guaranteed notes, due 12/1/14	672,788
1,055,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)§	1,020,712
		1,693,500
Oil Companies - Exploration and Production - 4.4%
4,676,000	Chaparral Energy, Inc., 8.875% senior notes, due 2/1/17 (144A)	4,792,899
600,000	Cimarex Energy Co., 7.125% senior notes, due 5/1/17	606,000
	Encore Acquisition Co.:
2,813,000	6.25%, company guaranteed notes due 4/15/14	2,623,123
1,200,000	7.25%, company guaranteed notes due 12/1/17	1,161,000
2,399,000	Forest Oil Corp., 8.00% senior unsecured notes, due 6/15/08	2,452,978
2,450,000	Hilcorp Energy Finance, 7.75% senior unsecured notes, due 11/1/15 (144A)	2,462,250
700,000	Hilcorp Energy I, 9.00% senior notes, due 6/1/16 (144A)#	749,000
674,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	706,352
2,418,000	Petrohawk Energy Corp., 9.125% company guaranteed note, due 7/15/13#	2,590,283
1,000,000	Plains Exploration & Production Co., 7.00% company guaranteed notes, due 3/15/17	1,001,250
3,520,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	3,502,399
2,775,000	Stone Energy Corp., 8.25% senior subordinated notes, due 12/15/11#	2,761,125
700,000	Swift Energy Co., 9.375% senior unsecured notes, due 5/1/12#	731,500
575,000	Venoco, Inc., 8.75% senior unsecured notes, due 12/15/11#	586,500
		26,726,659
Oil Field Machinery and Equipment - 0.2%
1,205,000	Dresser-Rand Group, Inc., 7.625% company guaranteed notes, due 11/1/14‡	1,229,100

Shares or Principal Amount		Value
Paper and Related Products - 1.9%
$3,861,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14#	$3,841,694
	Georgia Pacific Corporation, Inc.:
187,235	7.09%, bank loan, due 12/20/12‡	188,071
1,497,884	7.09%, bank loan, due 12/20/12‡	1,504,564
93,618	7.09%, bank loan, due 12/20/12‡	94,035
162,661	7.10%, bank loan, due 12/20/12‡	163,386
1,400,000	7.125%, company guaranteed notes due 1/15/17 (144A)	1,407,000
2,651,000	NewPage Corp., 12.00% company guaranteed notes, due 5/1/13#	2,945,924
	Verso Paper Holdings LLC:
681,000	9.11%, secured notes, due 8/1/14 (144A)‡	701,430
525,000	11.375%, senior subordinated notes due 8/1/16 (144A)#	561,750
		11,407,854
Photo Equipment and Supplies - 0.3%
	Eastman Kodak Co.:
472,331	7.57%, bank loan, due 10/18/12‡	472,790
684,599	7.57%, bank loan, due 10/18/12‡	685,263
480,388	7.57%, bank loan, due 10/18/12‡	480,854
69,964	9.50%, bank loan, due 10/18/12‡	70,032
		1,708,939
Physical Therapy and Rehabilitation Centers - 0.5%
2,748,000	HEALTHSOUTH Corp., 10.75% senior notes, due 6/15/16 (144A)#	2,995,320
Pipelines - 0.4%
2,331,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	2,237,760
Poultry - 1.0%
5,673,000	Pilgrims Pride Corp., 8.375% senior subordinated notes, due 5/1/17#	5,743,913
Private Corrections - 0.3%
	Corrections Corporation of America:
1,239,000	7.50%, senior notes, due 5/1/11#	1,285,463
675,000	6.25%, company guaranteed notes due 3/15/13#	675,000
		1,960,463
Publishing - Newspapers - 0.6%
3,801,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	3,896,417
Publishing - Periodicals - 1.8%
	CBD Media, Inc.:
675,000	8.625%, company guaranteed notes due 6/1/11	709,594
1,229,000	9.25%, senior subordinated notes due 7/15/12	1,290,450
1,727,000	Medimedia USA, Inc., 11.375% senior subordinated notes due 11/15/14 (144A)	1,839,255
	PRIMEDIA, Inc.:
1,728,000	10.735%, senior notes, due 5/15/10‡	1,786,320
2,814,000	8.875%, company guaranteed notes due 5/15/11#	2,898,419
2,425,000	8.00%, company guaranteed notes due 5/15/13‡	2,522,000
		11,046,038

See Notes to Schedules of Investments and Financial Statements.
30 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Racetracks - 0.2%
$1,048,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15#	$1,040,140
Real Estate Management/Services - 0.2%
1,200,000	Realogy Corp., 12.375% senior notes, due 4/15/15 (144A)#	1,200,000
Real Estate Operating/Development - 0.2%
1,415,000	Kimball Hill, Inc., 10.50% company guaranteed notes, due 12/15/12	1,379,625
REIT - Health Care - 0.3%
1,905,000	Senior Housing Properties Trust, 8.625% senior unsecured notes, due 1/15/12#	2,081,213
REIT - Hotels - 0.4%
2,149,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	2,157,059
Rental Auto/Equipment - 0.5%
2,588,000	Hertz Corp., 8.875% company guaranteed notes, due 1/1/14	2,788,570
Retail - Apparel and Shoe - 0%
275,000	Burlington Coat Factory, 0% bank loan, due 5/28/13‡	273,127
Retail - Arts and Crafts - 0.3%
	Michaels Stores, Inc.:
274,311	8.125%, bank loan, due 10/11/13‡	276,042
1,500,000	11.375%, senior subordinated notes due 11/1/16 (144A)#	1,650,000
		1,926,042
Retail - Building Products - 0.1%
700,000	Home Depot, Inc., 5.875% senior unsecured notes, due 12/16/36#	678,481
Retail - Computer Equipment - 0.3%
1,726,000	GameStop Corp., 8.00% company guaranteed notes, due 10/1/12#	1,840,348
Retail - Drug Store - 0.3%
1,727,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15#	1,761,540
Retail - Miscellaneous/Diversified - 0.5%
978,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	1,090,470
	Harry & David Holdings, Inc.:
725,000	10.36%, company guaranteed notes due 3/1/12‡	737,688
1,250,000	9.00%, company guaranteed notes due 3/1/13#	1,306,250
		3,134,408
Retail - Propane Distribution - 0.8%
696,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	708,180
	Ferrellgas Partners L.P.:
2,192,000	8.75%, senior notes, due 6/15/12#	2,279,680
2,005,000	6.75%, senior unsecured notes, due 5/1/14	1,989,963
		4,977,823
Retail - Restaurants - 1.0%
	Buffets, Inc.:
104,417	8.10%, bank loan, due 6/1/13‡	104,939
790,583	8.11%, bank loan, due 11/1/13‡	794,868

Shares or Principal Amount		Value
Retail - Restaurants - (continued)
$2,919,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12	$2,889,810
699,000	Restaurant Co., 10.00% company guaranteed notes, due 10/1/13	686,768
1,468,000	VICORP Restaurants, Inc., 10.50% company guaranteed notes, due 4/15/11#	1,335,880
		5,812,265
Retail - Vitamins/Nutritional Supplement - 0.3%
1,682,000	General Nutrition Center, 9.79625% senior notes, due 3/15/14 (144A)‡	1,646,258
Rubber - Tires - 0.9%
	Goodyear Tire & Rubber Co.:
1,275,000	9.14%, senior notes, due 12/1/09 (144A)‡	1,287,750
800,000	8.625%, senior notes, due 12/1/11 (144A)#	864,000
3,072,000	9.00%, senior notes, due 7/1/15	3,386,880
		5,538,630
Satellite Telecommunications - 1.4%
2,458,000	Inmarsat Finance PLC, 7.625% company guaranteed notes, due 6/30/12	2,568,609
	INTELSAT Bermuda, Ltd.:
721,000	8.50%, senior notes, due 1/15/13‡	749,840
1,925,000	7.86%, bank loan, due 2/1/14‡	1,930,775
350,000	9.25%, company guaranteed notes due 6/15/16	385,000
	INTELSAT Corporation:
675,000	9.00%, company guaranteed notes due 8/15/14#	729,000
350,000	9.00%, company guaranteed notes due 6/15/16	383,688
1,414,000	INTELSAT Subsidiary Holding Company, Ltd. 8.625%, company guaranteed notes due 1/15/15‡,#	1,511,213
		8,258,125
Schools - 0.5%
	Education Management LLC:
500,134	7.375%, bank loan, due 6/1/13‡	502,009
2,596,000	8.75%, company guaranteed notes due 6/1/14	2,745,270
		3,247,279
Seismic Data Collection - 0.2%
1,400,000	Compagnie Generale de Geophysique-Veritas 7.75%, company guaranteed notes due 5/15/17	1,480,500
Semiconductor Equipment - 0.4%
2,418,000	Sensata Technologies B.V., 8.00% company guaranteed notes, due 5/1/14#	2,424,045
Special Purpose Entity - 6.1%
3,555,000	Affinion Holding Co., 11.65963% bank loan, due 1/24/12‡	3,580,169
	CCM Merger, Inc.:
141,961	7.33%, bank loan, due 7/21/12‡	142,670
354,901	7.36%, bank loan, due 7/21/12‡	356,676
1,317,039	7.49%, bank loan, due 7/21/12‡	1,323,624
3,975,000	8.00%, notes, due 8/1/13 (144A)#	4,024,688
	Hawker Beechcraft Acquisition Co.:
325,000	8.50%, senior notes, due 4/1/15 (144A)	342,875
325,000	9.75%, senior subordinated notes due 4/1/17 (144A)#	348,563

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 31

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Special Purpose Entity - (continued)
	KAR Holdings, Inc.:
$6,000,000	8.75%, senior notes, due 5/1/14 (144A)	$6,164,999
6,053,000	10.00%, senior subordinated notes due 5/1/15 (144A)	6,272,420
2,725,000	NSG Holdings LLC, 7.75% secured notes, due 12/15/25 (144A)	2,868,063
2,725,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	2,748,844
350,000	PGS Solutions, Inc., 9.625% senior subordinated notes due 2/15/15 (144A)	355,607
656,716	Vanguard Health Holding Company II LLC 7.74875%, bank loan, due 9/23/11‡	660,821
	Wimar Opco LLC.:
1,900,000	7.85%, bank loan, due 1/3/12‡	1,917,936
5,646,000	9.625%, senior subordinated notes due 12/15/14 (144A)	5,730,690
		36,838,645
Specified Purpose Acquisition Company - 0.2%
1,129,918	Solar Capital Corp., 7.36% bank loan, due 2/28/14‡	1,138,280
Telecommunication Services - 2.1%
1,451,000	Embarq Corp., 7.082% senior unsecured notes, due 6/1/16#	1,499,085
1,546,000	Eschelon Operating Co., 8.375% secured notes, due 3/15/10	1,493,823
	Qwest Corp.:
675,000	5.625%, notes, due 11/15/08#	675,000
2,784,000	7.875%, senior notes, due 9/1/11	2,964,959
4,327,000	8.875%, notes, due 3/15/12‡	4,781,334
1,000,000	Time Warner Telecom, Inc., 2.375% debentures, due 4/1/26	1,285,000
		12,699,201
Telephone - Integrated - 1.8%
2,757,000	Cincinnati Bell, Inc., 8.375% company guaranteed notes, due 1/15/14#	2,822,478
1,072,595	Hawaiian Telecom Communications, 7.10% bank loan, due 10/31/12‡	1,073,174
2,025,000	Level 3 Communications, Inc., 3.50% senior notes, due 6/15/12	2,500,875
	Level 3 Financing, Inc.:
745,000	9.15%, senior notes, due 2/15/15 (144A)‡	754,313
1,800,000	8.75%, senior notes, due 2/15/17 (144A)	1,831,500
700,000	NTL Cable PLC, 9.125% company guaranteed notes, due 8/15/16#	747,250
1,243,000	Qwest Communications International, Inc. 7.50%, company guaranteed notes due 2/15/14#	1,283,398
		11,012,988
Television - 0.3%
1,680,000	Umbrella Acquisition, 9.75% senior notes, due 3/15/15 (144A)#	1,686,300
Theaters - 0.4%
	AMC Entertainment, Inc.:
1,425,000	8.00%, senior subordinated notes due 3/1/14#	1,457,062
833,000	11.00%, company guaranteed notes due 2/1/16#	955,868
		2,412,930

Shares or Principal Amount		Value
Transactional Software - 0.1%
$358,000	Open Solutions, Inc., 9.75% senior subordinated notes due 2/1/15 (144A)	$369,635
Transportation - Marine - 1.0%
452,000	H-Lines Finance Holding Corp., 0% senior unsecured notes, due 4/1/13‡	426,010
2,890,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12**	3,041,725
2,714,000	Ship Finance International, Ltd., 8.50% company guaranteed notes, due 12/15/13	2,795,420
		6,263,155
Transportation - Railroad - 0.5%
	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.:
1,149,000	9.375%, senior notes, due 5/1/12	1,240,919
825,000	7.625%, senior notes, due 12/1/13 (144A)	839,438
1,049,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	1,072,603
		3,152,960
Travel Services - 0.1%
700,000	Worldspan L.P., 12.35% bank loan, due 12/7/14‡	703,066
Wire and Cable Products - 0.4%
1,702,000	Belden CDT, Inc., 7.00% senior subordinated notes due 3/15/17 (144A)	1,740,707
800,000	General Cable Corp., 7.125% senior notes, due 4/1/17 (144A)	812,000
		2,552,707
Total Corporate Bonds (cost $544,798,608)		558,021,403
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.2%
62,375	General Motors Corp., convertible, 6.25%	1,434,001
Containers - Metal and Glass - 0%
3,500	Owens-Illinois, Inc., convertible, 4.75%	138,250
Metal - Diversified - 0.2%
12,925	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75%	1,402,880
Non-Hazardous Waste Disposal - 0.3%
4,360	Allied Waste Industries, Inc. convertible, 6.25%	1,545,619
Oil Companies - Exploration and Production - 0.2%
8,005	Chesapeake Energy Corp., convertible, 5.00%	1,156,723
Total Preferred Stock (cost $5,416,185)		5,677,473
Warrants - 0%
Casino Services - 0%
166,722	Progressive Gaming Corp.- expires 8/15/08oo,§ (cost $167)	120,940
Money Markets - 6.0%
18,099,090	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	18,099,090
17,941,750	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	17,941,750
Total Money Markets (cost $36,040,840)		36,040,840

See Notes to Schedules of Investments and Financial Statements.
32 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Other Securities - 19.3%
116,209,915	State Street Navigator Securities Lending Prime Portfolio† (cost $116,209,915)	$116,209,915
Total Investments (total cost $702,465,715) – 119.1%		716,070,571
Liabilities, net of Cash, Receivables and Other Assets – (19.1)%		(114,875,095)
Net Assets – 100%		$601,195,476

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$8,159,892	1.1%
Canada	6,743,092	0.9%
China	2,748,844	0.4%
Mexico	1,240,919	0.2%
Netherlands	4,775,245	0.7%
United Kingdom	6,479,584	0.9%
United States††	685,922,995	95.8%
Total	$716,070,571	100.0%

††Includes Short-Term Securities and Other Securities (74.5% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 33

Janus Short-Term Bond Fund (unaudited)

Ticker: JASBX

Performance Overview

For the six-month period ended April 30, 2007, Janus Short-Term Bond Fund returned 2.54%, slightly outperforming a 2.42% increase of its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index.

Gibson Smith

portfolio manager

Fund Snapshot

This conservative bond fund looks for investments that can provide a modest return while minimizing risk.

Economic Update

Longer term interest rates remained range-bound in the period with the 10-year Treasury falling to a low of nearly 4.40% in early December and backing up to a high of almost 4.90% by late January. Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed).

The Fed left its target interest rate unchanged during the period, taking a more neutral stance in late March by removing its reference to "additional firming" from its monetary policy statement. Though the markets took this to mean a greater potential for a rate cut, the subtle change in the language provided the Fed with some flexibility to adjust monetary policy in either direction. Nevertheless, Fed Chairman Ben Bernanke reiterated the committee's concern over inflation's still elevated level and the Fed's view that although the risks of slower economic growth rose, the potential for higher inflation remained the greater risk.

Generally, the pace of U.S. economic growth slowed during the last quarter of 2006, but remained in modest territory. The weak housing market, a slowdown in manufacturing activity and corporate spending, coupled with other pressures facing the consumer served to bring into question the economy's ability to maintain its upward momentum. On the other hand, the economy remained fundamentally solid as job growth continued to hold steady, which could serve to prolong the current expansion.

Short-Term Bank Loans Aided Performance

On a positive note, the Fund benefited from its out-of-benchmark allocation to floating rate bank loans, as well as from its investment in copper mining company Freeport-McMoran Copper & Gold. Freeport completed its acquisition of Phelps Dodge in March creating the world's largest copper company. Subsequent to the acquisition, the company launched a new public stock offering and earmarked a portion of the proceeds for repayment of debt incurred in the buyout. This announcement of the company's intention to de-leverage its balance sheet benefited the outstanding debt issues.

Among corporate credit holdings, my investment in energy utility TXU Energy contributed to the Fund's performance. However, the company recently announced a leveraged buyout that we think could result in higher balance sheet leverage, to the detriment of its outstanding debt. We believe the holdings in the Short-Term Bond Fund would be required to be tendered to facilitate the private transaction.

Focus on Treasury Holdings Hindered Results

During a period in which lower quality, high-yielding bonds tended to outperform the broader fixed-income category, the Fund's more conservative positions hindered performance. In particular, the Fund suffered from its overweight to U.S. Treasury bonds, which struggled as yields were range-bound and spread-based products (products designed to generate income based on the difference between investment returns on the supporting assets and the returns credited to customers) outperformed. Despite these results, I stand by my efforts to preserve capital in what I felt was an uncertain investment climate.

Outlook

Looking ahead, I expect Treasury yields to remain range-bound, while investors await more clarity on the strength of the economy, the risks of inflation and the likely response of Federal Reserve policymakers. In this environment, I will continue to carefully monitor economic developments, while relying on disciplined, bottom-up fundamental research to uncover opportunities for a moderate out-of-benchmark allocation to floating rate bank loans.

In closing, I recently announced that, in addition to my responsibilities as co-chief investment officer for the firm and portfolio manager of the Janus high yield strategies and co-manager of the Janus balanced strategies, I will also co-manage the flexible bond strategies. This means I will now entrust the Janus Short-Term Bond Fund to two of my very capable colleagues.

34 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

I am pleased to announce that Darrell Watters, a 14-year veteran of the fixed income team with 21 years of professional investment experience, and Jason Groom, a seasoned fixed income professional with 13 years of investment experience, will succeed me and will serve as co-managers of the Fund.

I have worked closely with Darrell and Jason and I am confident in their ability to successfully manage the Fund. I believe that their combined experience and market knowledge should make them ideally suited to take over the Fund. In addition, they will work closely in managing the Fund with the strong fixed income team that we have built over the years. You will find that both Darrell and Jason embrace the same disciplined principles that I hold dear to the entire fixed income group, with a cornerstone of in-depth fundamental research and a focus on delivering solid risk adjusted returns.

It has been a privilege to have worked on your behalf. Thank you for all your support over the years.

Janus Short-Term Bond Fund At a Glance

Fund Profile

April 30, 2007
Weighted Average Maturity	3.0 Years
Average Modified Duration*	1.2 Years
30-Day Current Yield**
With Reimbursement	4.66%
Without Reimbursement	4.30%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	65

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2007
AAA	66.5%
A	0.5%
BBB	6.1%
BB	5.1%
B	7.2%
Other	14.6%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of April 30, 2007	As of April 30, 2007

Emerging markets comprised 1.0% of total net assets.

Janus Bond & Money Market Funds April 30, 2007 35

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007										Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Short-Term Bond Fund	2.54%	4.98%		3.16%		4.56%		4.68%		1.07%	0.66%
Lehman Brothers Government/ Credit 1-3 Year Index	2.42%	5.33%		3.40%		5.01%		5.09	%**
Lipper Quartile	–	3	rd	2	nd	2	nd	3	rd
Lipper Ranking - based on total return for Short Investment Grade Debt Funds	–	126/237		65/142		32/79		13/24

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Darrell Watters and Jason Groom will become Co-Portfolio Managers of Janus Short-Term Bond Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – September 1, 1992

**The Lehman Brothers Government/Credit 1-3 Year Index's since inception returns are calculated from August 31, 1992.

36 Janus Bond & Money Market Funds April 30, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,025.40	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2007 37

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Corporate Bonds - 29.5%
Apparel Manufacturers - 1.0%
$1,690,000	Hanesbrands, Inc., 8.735% senior notes, due 12/15/14 (144A)‡	$1,736,475
Auction House - Art Dealer - 1.0%
1,693,958	Adesa, Inc., 0% bank loan, due 10/20/13‡	1,704,020
Automotive - Cars and Light Trucks - 0.3%
458,850	General Motors Corp., 7.725% bank loan, due 11/29/13‡	462,007
Brewery - 0.9%
1,620,000	SABMiller PLC, 5.66% company guaranteed notes due 7/1/09 (144A)‡	1,622,552
Cable Television - 0.8%
1,365,000	Comcast Corp., 5.66% company guaranteed notes, due 7/14/09‡	1,367,087
Casino Hotels - 0.7%
795,000	Green Valley Ranch Gaming, 7.36% bank loan, due 2/16/14‡	798,315
420,000	Seminole Hard Rock Entertainment, 7.8475% secured notes, due 3/15/14 (144A)‡	430,500
		1,228,815
Cellular Telecommunications - 0.5%
850,000	Rogers Wireless Communications, Inc. 8.47988%, company guaranteed notes due 12/15/10‡	867,000
Diversified Operations - Commercial Services - 1.0%
1,685,000	Aramark Corp., 8.86% senior notes, due 2/1/15 (144A)‡	1,731,338
Drug Delivery Systems - 1.0%
1,675,000	Hospira, Inc., 5.83% senior notes, due 3/30/10‡	1,680,149
Educational Software - 0.8%
1,361,564	Riverdeep Interactive Learning, 8.10% bank loan, due 12/20/13‡	1,367,800
Electric - Integrated - 1.9%
3,370,000	TXU Energy Company LLC, 5.85% senior unsecured notes due 9/16/08 (144A)‡	3,370,272
Electronic Components - Semiconductors - 0.8%
1,316,000	Spansion LLC, 8.36% bank loan, due 11/1/12‡	1,322,580
Food - Canned - 1.0%
1,675,000	Birds Eye Foods, Inc., 7.09% bank loan, due 3/22/13‡	1,677,630
Independent Power Producer - 1.4%
760,000	LS Power Funding, 0% bank loan, 5/4/14‡	760,000
	NRG Energy, Inc.:
485,240	7.35%, bank loan, due 2/1/13‡	488,515
1,096,685	7.35%, bank loan, due 2/1/13‡	1,105,141
		2,353,656
Machinery - Electrical - 0.4%
779,625	Baldor Electric Co., 7.125% bank loan, due 1/31/14‡	782,353

Shares or Principal Amount		Value
Medical - Hospitals - 0.7%
$1,239,893	HCA, Inc., 7.60% bank loan, due 11/18/13‡	$1,252,849
Medical Products - 0.5%
900,000	Cardinal Health 409, Inc., 7.60% bank loan, due 4/10/14‡	901,872
Metal - Diversified - 1.0%
	Freeport-McMoRan Copper & Gold, Inc.:
434,784	0%, bank loan, due 3/19/14‡	436,075
1,280,000	8.56438%, senior unsecured notes due 4/1/15‡	1,350,400
		1,786,475
Office Automation and Equipment - 0.9%
1,640,000	Xerox Corp., 6.10% senior unsecured notes, due 12/18/09‡	1,650,260
Oil Refining and Marketing - 1.0%
1,815,000	Enterprise Products Operating L.P., 4.00% company guaranteed notes, due 10/15/07	1,803,353
Photo Equipment and Supplies - 0.8%
	Eastman Kodak Co.:
381,246	7.57%, bank loan, due 10/18/12‡	381,616
490,995	7.57%, bank loan, due 10/18/12‡	491,471
500,613	7.57%, bank loan, due 10/18/12‡	501,099
38,963	9.50%, bank loan, due 10/18/12‡	39,000
		1,413,186
Publishing - Periodicals - 0.5%
915,705	Idearc, Inc., 7.35% bank loan, due 11/17/14‡	921,556
Reinsurance - 2.1%
3,823,000	Berkshire Hathaway, Inc., 3.375% notes, due 10/15/08	3,729,920
Retail - Computer Equipment - 0.5%
834,000	GameStop Corp., 9.235% company guaranteed notes, due 10/1/11‡	864,233
Retail - Pet Food and Supplies - 0.9%
	Petco Animal Supplies, Inc.:
813,628	7.855%, bank loan, due 10/28/13‡	819,983
809,560	8.10%, bank loan, due 10/28/13‡	815,882
		1,635,865
Retail - Restaurants - 0.5%
825,000	Sbarro, Inc., 7.84813% bank loan, due 1/31/14‡	832,219
Rubber - Tires - 0.2%
305,000	Goodyear Tire & Rubber Co., 9.14% senior notes, due 12/1/09 (144A)‡	308,050
Satellite Telecommunications - 1.1%
	INTELSAT Bermuda, Ltd.:
1,110,000	7.86%, bank loan, due 2/1/14‡	1,113,330
820,000	8.87188%, company guaranteed notes due 1/15/15	838,450
		1,951,780
Special Purpose Entity - 1.7%
1,685,000	KAR Holdings, Inc., 9.35813% senior notes, due 5/1/14 (144A)‡	1,722,913
1,142,139	Wimar Opco LLC, 7.85% bank loan, due 1/3/12‡	1,152,921
		2,875,834

See Notes to Schedules of Investments and Financial Statements.
38 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Shares or Principal Amount		Value
Specified Purpose Acquisition Company - 0.3%
$466,705	Solar Capital Corp., 7.36% bank loan, due 2/28/14‡	$470,159
Telecommunication Services - 0.5%
880,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	872,190
Telephone - Integrated - 1.3%
1,000,000	Level 3 Communications, Inc., 7.605% bank loan, due 3/13/14‡	1,004,580
1,305,000	Mountain States Telephone & Telegraph Co. 6.00%, debentures, due 8/1/07	1,305,000
		2,309,580
Transportation - Railroad - 1.0%
1,655,000	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., 12.50% senior notes, due 6/15/12	1,767,540
Wire and Cable Products - 0.5%
840,000	General Cable Corp., 7.725% senior notes, due 4/1/15 (144A)	848,400
Total Corporate Bonds (cost $51,251,541)		51,469,055
U.S. Treasury Notes/Bonds - 64.3%
8,290,000	4.625%, due 3/31/08#	8,264,417
3,320,000	4.875%, due 4/30/08	3,317,407
1,067,000	3.75%, due 5/15/08#	1,054,537
583,000	4.875%, due 5/31/08#	582,909
3,376,000	5.00%, due 7/31/08#	3,382,857
827,000	4.875%, due 8/31/08	827,452
3,440,000	4.625%, due 9/30/08#	3,432,879
6,107,000	4.875%, due 10/31/08#	6,116,539
3,010,000	4.375%, due 11/15/08#	2,993,773
14,712,000	4.75%, due 12/31/08#	14,722,343
16,398,000	4.875%, due 1/31/09#	16,450,523
16,058,000	4.50%, due 2/15/09#	16,011,576
4,130,000	4.75%, due 2/28/09#	4,136,129
845,000	4.50%, due 3/31/09#	843,085
2,692,000	4.00%, due 6/15/09#	2,661,295
2,468,000	3.50%, due 8/15/09#	2,410,639
21,480,000	4.625%, due 11/15/09#	21,514,412
3,298,000	4.75%, due 2/15/10#	3,316,294
Total U.S. Treasury Notes/Bonds (cost $111,887,529)		112,039,066
Money Markets - 5.7%
1,054,850	Janus Institutional Cash Management Fund - Institutional Shares, 5.32%	1,054,850
8,950,000	Janus Institutional Money Market Fund - Institutional Shares, 5.26%	8,950,000
Total Money Markets (cost $10,004,850)		10,004,850
Other Securities - 25.5%
44,397,740	State Street Navigator Securities Lending Prime Portfolio† (cost $44,397,740)	44,397,740
Short-Term Floating Rate Note - 1.0%
1,679,199	Wachovia Asset Securitization, Inc., 5.46% 7/25/37 (cost $1,679,199)	1,679,199

Shares or Principal Amount		Value
Short-Term Taxable Variable Rate Demand Note - 0.7%
$1,217,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 5.42%, 4/1/24 (cost $1,217,425)	$1,217,425
Total Investments (total cost $220,438,284) – 126.7%		220,807,335
Liabilities, net of Cash, Receivables and Other Assets – (26.7)%		(46,602,907)
Net Assets – 100%		$174,204,428

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$838,450	0.4%
Canada	867,000	0.4%
Mexico	1,767,540	0.8%
United Kingdom	1,622,552	0.7%
United States††	215,711,793	97.7%
Total	$220,807,335	100.0%

††Includes Short-Term Securities and Other Securities (71.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 39

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2007	Portfolio Managers J. Eric Thorderson Craig Jacobson
Investor Shares
Fiscal Year-to-Date	2.41%
1 Year	4.85%
5 Year	2.28%
10 Year	3.52%
Since Inception (February 14, 1995)	3.83%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.81%
Without Reimbursement	4.71%
Expense Ratios For the Fiscal Year ended October 31, 2006
Investor Shares
Total Annual Fund Operating Expenses	0.70%

Ticker: JATXX

Janus Tax-Exempt Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2007	Portfolio Manager Craig Jacobson
Investor Shares
Fiscal Year-to-Date	1.55%
1 Year	3.10%
5 Year	1.55%
10 Year	2.24%
Since Inception (February 14, 1995)	2.43%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	3.35%
Without Reimbursement	3.25%
Expense Ratios For the Fiscal Year ended October 31, 2006
Investor Shares
Total Annual Fund Operating Expenses	0.75%

Ticker: JAGXX

Janus Government Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2007	Portfolio Managers J. Eric Thorderson Craig Jacobson
Investor Shares
Fiscal Year-to-Date	2.37%
1 Year	4.78%
5 Year	2.21%
10 Year	3.43%
Since Inception (February 14, 1995)	3.74%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.72%
Without Reimbursement	4.62%
Expense Ratios For the Fiscal Year ended October 31, 2006
Investor Shares
Total Annual Fund Operating Expenses	0.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total returns would have been lower.

Each Fund's expense ratios were determined based on average assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Total return includes reinvestment of dividends and capital gains.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

The Funds will invest at least 80% of their net assets in the type of securities described by their name.

Income may be subject to state or local taxes and to a limited extent certain federal tax.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Money Market Fund.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Government Money Market Fund.

Effective April 16, 2007, Craig Jacobson became Portfolio Manager of Janus Tax-Exempt Money Market Fund.

See Notes to Schedules of Investments and Financial Statements.

See "Explanations of Charts, Tables and Financial Statements."

40 Janus Bond & Money Market Funds April 30, 2007

Janus Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,024.10	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of voluntary waivers by Janus Capital.

Janus Government Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,023.70	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06

*Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of voluntary waivers by Janus Capital.

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,015.50	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

*Expenses are equal to the annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of voluntary waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2007 41

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Principal Amount		Value
Certificates of Deposit - 4.7%
$10,664,000	Deutsche Bank Securities, Inc. 5.40%, 11/21/07	$10,664,000
10,665,000	Natexis Banques Populaires, New York 5.40%, 1/14/08	10,665,000
	Norinchunkin Bank, New York:
10,665,000	5.36%, 5/14/07	10,665,000
10,665,000	5.355%, 6/12/07	10,665,000
5,120,000	5.37%, 7/17/07	5,120,000
	Shinkin Central Bank, New York:
7,465,000	5.335%, 5/23/07	7,465,000
4,270,000	5.37%, 7/20/07	4,270,000
7,465,000	Societe Generale, New York 5.45%, 6/4/07	7,465,000
	Sumitomo Trust and Bank:
5,332,000	5.32%, 5/21/07	5,332,000
3,839,000	5.37%, 7/20/07	3,839,000
Total Certificates of Deposit (cost $76,150,000)		76,150,000
Commercial Paper - 23.9%
48,000,000	Banco Bilbao Vizcaya Argentaria, Puerto Rico 5.27%, 6/15/07 (Section 4(2))	47,683,800
	Check Point Charlie LLC:
27,500,000	5.29%, 5/10/07 (Section 4(2))	27,463,631
20,000,000	5.30%, 5/16/07 (Section 4(2))	19,955,833
	Davis Square Funding IV Corp.:
8,500,000	5.31%, 5/2/07 (Section 4(2))	8,498,746
30,000,000	5.31%, 5/3/07 (Section 4(2))	29,991,150
15,000,000	Davis Square Funding V Corp. 5.30%, 5/3/07 (Section 4(2))	14,995,583
13,500,000	Gotham Funding Corp. 5.30% - 5.4625%, 5/15/07 (Section 4(2))	13,472,175
20,169,000	Klio Funding Corp. 5.26%, 7/24/07 (144A)	19,921,459
48,000,000	Klio II Funding Corp. 5.26%, 7/25/07 (144A)	47,403,867
48,000,000	Klio III Funding Corp. 5.26%, 7/24/07 (144A)	47,410,880
	La Fayette Asset Securitization LLC:
7,000,000	5.30%, 5/14/07 (Section 4(2))	6,986,603
32,000,000	5.28%, 5/23/07 (Section 4(2))	31,896,747
8,267,000	5.29%, 5/29/07 (Section 4(2))	8,232,986
	Morrigan TRR Funding LLC:
28,000,000	5.31%, 5/15/07 (144A)	27,942,180
20,000,000	5.29%, 6/1/07 (144A)	19,908,894
	Stanfield Victoria Funding LLC:
8,212,000	5.20%, 5/15/07 (144A)	8,195,394
6,825,000	5.17%, 6/12/07 (144A)	6,783,834
Total Commercial Paper (cost $386,743,762)		386,743,762
Floating Rate Notes - 29.7%
15,996,000	Ares VII CLO, Ltd., Class A-1A 5.41%, 5/8/15§	15,996,000
7,466,000	Banco Santander Totta SA 5.32%, 7/16/11 (144A)	7,466,000
48,000,000	Bank of America Securities LLC (same day put), 5.3725%, 5/1/07	48,000,000
20,000,000	BCP Finance Bank, Ltd. 5.36983%, 5/2/12§	20,000,000
45,000,000	CAM US Finance S.A. Unipersonal 5.36%, 4/3/12 (144A)	45,000,000

Principal Amount		Value
Floating Rate Notes - (continued)
$4,266,000	Dekabank, New York 5.39988%, 11/19/15 (144A)	$4,266,000
53,000,000	EMC Mortgage Corp. (same day put) 5.4325%, 5/8/26	53,000,000
	HSH Nordbank A.G., New York:
6,399,000	5.33%, 11/21/11 (144A)	6,399,000
19,195,000	5.35%, 6/23/15 (144A)	19,195,000
5,332,000	K2 (USA) LLC, 5.32% 5.32%, 12/3/07 (144A)	5,331,674
51,000,000	Lehman Brothers, Inc. (90 day put) 5.38% - 5.4625%, 4/5/27 ß	51,000,000
6,399,000	Natixis 5.33%, 10/15/10 (144A)	6,399,000
	Putnam Structured Product Funding 2003-1 LLC:
21,487,240	Class A-1A, 5.34%, 10/15/38	21,487,240
8,744,188	Class A-1B, 5.34%, 10/15/38	8,744,188
15,000,000	Shiprock Finance SPC - SF-1, Series 2007-3A 5.39%, 4/11/08§	15,000,000
	Sumitomo Trust and Banking Co. Ltd.:
5,332,000	5.32%, 5/14/07	5,332,000
10,664,000	5.32%, 5/15/07	10,664,000
16,000,000	5.32%, 9/12/07	16,000,000
21,328,000	Totta (Ireland) PLC 5.32%, 3/7/12 (144A)	21,328,000
	Unicredito Italiano Bank (Ireland):
17,916,000	5.34%, 3/9/11 (144A)	17,916,000
30,000,000	5.34%, 5/10/12 (144A)	30,000,000
	Union Hamilton Special Purpose Funding LLC:
6,399,000	5.35488%, 6/15/07 (144A)	6,399,000
15,996,000	5.35%, 6/21/07 (144A)	15,996,000
29,859,000	Westdeutsche Landesbank A.G. 5.38%, 3/10/15 (144A)	29,859,000
Total Floating Rate Notes (cost $480,778,102)		480,778,102
Repurchase Agreements - 26.5%
6,000,000	Citigroup Financial Products, Inc., 5.4625% dated 4/30/07, maturing 5/1/07 to be repurchased at $6,000,910 collateralized by $8,370,634 in Trust Receipts 0.001%, 11/24/34 - 9/22/36 with a value of $6,966,332	6,000,000
42,000,000	Credit Suisse Securities (USA) LLC, 5.3925% dated 4/30/07, maturing 5/1/07 to be repurchased at $42,006,291 collateralized by $852,183,523 in Collateralized Mortgage Obligations 0% - 8.00%, 5/31/17 - 12/28/42 with a value of $44,100,076	42,000,000
6,000,000	Credit Suisse Securities (USA) LLC, 5.4125% dated 4/30/07, maturing 5/1/07 to be repurchased at $6,000,902 collateralized by $8,849,304 in Collateralized Mortgage Obligations 0% - 6.55%, 3/25/11 - 10/17/38 with a value of $6,301,567	6,000,000

See Notes to Schedules of Investments and Financial Statements.
42 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Principal Amount		Value
Repurchase Agreements - (continued)
$6,000,000	Deutsche Bank Securities, Inc., 5.4125% dated 4/30/07, maturing 5/1/07 to be repurchased at $6,000,902 collateralized by $39,567,207 in U.S. Government Agencies 0%, 7/25/31; with a value of $6,120,000	$6,000,000
22,000,000	Dresdner Kleinwort Securities LLC, 5.3625% dated 4/30/07, maturing 5/1/07 to be repurchased at $22,003,277 collateralized by $56,790,000 in Asset Backed Securities 0% - 5.695%, 6/25/34 - 12/20/36 with a value of $23,104,354	22,000,000
44,000,000	Goldman Sachs & Co., 5.4125% dated 4/30/07, maturing 5/1/07 to be repurchased at $44,006,615 collateralized by $31,300,000 in Certificates of Deposit 0% - 5.50%, 10/3/07 - 4/1/13 $10,000,000 in Collateralized Mortgage Obligations; 5.96526%, 3/10/39 $3,856,970 in Corporate Notes 8.50%, 3/1/23; with respective values of $31,157,437, $9,281,311 and $4,844,858	44,000,000
32,000,000	Greenwich Capital Markets, Inc., 5.4625% dated 4/30/07, maturing 5/1/07 to be repurchased at $32,004,856 collateralized by $34,637,314 in Trust Receipts 0% - 11.203%, 10/20/36 - 4/14/37 with a value of $33,707,512	32,000,000
500,000	ING Financial Markets LLC, 5.26% dated 4/30/07, maturing 5/1/07 to be repurchased at $500,073 collateralized by $993,269 in U.S. Government Agencies 0% - 7.0002%, 5/18/27 - 12/1/34 with a value of $510,032	500,000
48,000,000	J.P. Morgan Securities, Inc., 5.4025% dated 4/30/07, maturing 5/1/07 to be repurchased at $48,007,203 collateralized by $57,639,142 in Corporate Notes, 0% - 12.375% 2/1/06 - 10/15/49; $570,000 in Medium Term Notes; 3.85%, 11/6/08; with respective values of $49,832,886 and $568,380	48,000,000
48,000,000	Merrill Lynch, Pierce, Fenner & Smith 5.4825%; dated 4/30/07, maturing 5/1/07 to be repurchased at $48,007,310 collateralized by $112,535,000 in Asset Backed Securities 0.04% - 9.71%, 7/2/07 - 12/5/46 with a value of $50,770,441	48,000,000
48,000,000	Morgan Stanley & Co., Inc., 5.3625% dated 4/30/07, maturing 5/1/07 to be repurchased at $48,007,150 collateralized by $1,899,328,829 in Collateralized Mortgage Obligations 0% - 5.78781%, 8/11/16 - 1/20/47 with a value of $50,532,557	48,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$48,000,000	RBC Capital Markets Corp., 5.3825% dated 4/30/07, maturing 5/1/07 to be repurchased at $48,007,177 collateralized by $49,206,031 in Commercial Paper; 0%, 5/29/07 with a value of $48,960,001	$48,000,000
61,000,000	Societe Generale, New York, 5.3125% dated 4/30/07, maturing 5/1/07 to be repurchased at $61,009,002 collateralized by $262,686,407 in U.S. Government Agencies 0% - 7.423%, 12/15/13 - 6/1/40 with a value of $62,220,000	61,000,000
19,000,000	Wachovia Capital Markets LLC, 5.38% dated 4/30/07, maturing 5/1/07 to be repurchased at $19,002,839 collateralized by $19,609,352 in Corporate Notes; 2.875% - 9.375% 6/1/07 - 12/16/36; with a value of $19,941,433	19,000,000
Total Repurchase Agreements (cost $430,500,000)		430,500,000
Short-Term Corporate Notes - 2.3%
20,000,000	Cullinan Finance Corp. 5.37%, 3/25/08 (144A)	20,000,000
10,664,000	Sedna Finance, Inc. 5.60%, 6/20/07 (144A)	10,664,000
6,399,000	Stanfield Victoria Funding LLC 5.45%, 2/1/08	6,399,000
Total Short-Term Corporate Notes (cost $37,063,000)		37,063,000
Taxable Variable Rate Demand Notes - 5.5%
2,400,000	Arbor Properties, Inc., Series 2004 5.32%, 11/1/24	2,400,000
590,000	Aurora Colorado CenterTech Metropolitan District, Series B, 5.55%, 12/1/17	590,000
	Breckenridge Terrace LLC:
3,195,000	1999 A, 5.37%, 5/1/39	3,195,000
790,000	1999 B, 5.37%, 5/1/39	790,000
2,160,000	City of Irondale, Alabama 5.32%, 10/1/35	2,160,000
3,420,000	Colorado Natural Gas, Inc., Series 2002 5.36%, 7/1/32	3,420,000
6,800,000	Cook County, Illinois, Series A 5.34%, 11/1/23	6,800,000
	Cornerstone Funding Corp. I:
2,021,000	Series 2003C, 5.40%, 4/1/13	2,021,000
1,742,000	Series 2003E, 5.40%, 7/1/30	1,742,000
2,353,000	Series 2003B, 5.35% - 5.4125%, 12/1/30	2,353,000
2,713,000	Custom Window Systems 5.37%, 11/1/26	2,713,000
1,940,000	Edison Chouest Offshore LLC 5.35%, 3/1/14	1,940,000
487,000	First United Pentecostal 5.39%, 3/1/23	487,000
1,105,000	FJM Properties-Wilmar 5.33%, 10/1/24	1,105,000
3,345,000	HHH Supply and Investment Co. 5.37%, 7/1/29	3,345,000
3,085,000	Hillcrest Medical Plaza 5.32%, 9/1/23	3,085,000

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 43

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$1,840,000	Holston Medical Group 5.35%, 1/1/13	$1,840,000
1,025,000	J&E Land Co. 5.35%, 6/1/23	1,025,000
1,155,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 5.40%, 9/1/09	1,155,000
4,410,000	Louisiana Health Systems Corp. Revenue Series B, 5.32%, 10/1/22	4,410,000
1,195,000	Luxor Management Company 5.35%, 4/1/18	1,195,000
1,345,000	McElroy Metal Mill, Inc., Series 2003 5.35%, 7/1/18	1,345,000
1,895,000	Medical Clinic Board, Mobile, Alabama 5.33%, 9/1/11	1,895,000
3,645,000	Mississippi Business Finance Corp. 5.33%, 10/1/18	3,645,000
830,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue, (Surgical Center) 5.32%, 3/1/24	830,000
1,945,000	Nautical Transport LLC 5.36%, 10/15/10 (144A)	1,945,000
6,500,000	Olympic Club, California Revenue Series 2002, 5.36%, 10/1/32	6,500,000
1,880,000	Patrick Schaumburg Automobiles, Inc. 5.32%, 7/1/08 (144A)	1,880,000
2,300,000	Racetrac Capital LLC, Series 1998-A 5.32%, 4/1/18	2,300,000
5,400,000	Rehau, Inc. 5.49%, 10/1/19	5,400,000
2,840,000	Russell Lands, Inc., Series 2002 5.35%, 8/1/12	2,840,000
2,600,000	Shoosmith Brothers, Inc. 5.32%, 3/1/15	2,600,000
2,115,000	Robinette Co. 5.32%, 1/1/17	2,115,000
4,060,000	Timber Ridge County Affordable Housing Corp., Series 2003 5.42%, 12/1/32	4,060,000
910,000	Union City, Tennessee Industrial Development Board (Cobank LLC Project) 5.36%, 1/1/25	910,000
2,700,000	Village Green Finance Co. 5.32%, 11/1/22	2,700,000
Total Taxable Variable Rate Demand Notes (cost $88,736,000)		88,736,000
Time Deposits – 7.2%
48,000,000	BNP Paribas, Grand Cayman 5.32%, 5/1/07	48,000,000
48,300,000	Calyon, Grand Cayman 5.32%, 5/1/07	48,300,000
21,000,000	Dexia Credit Local, Grand Cayman 5.32% - 5.3625%, 5/1/07	21,000,000
Total Time Deposits (cost $117,300,000)		117,300,000
Total Investments (total cost $1,617,270,864) – 99.8%		1,617,270,864
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		3,150,828
Net Assets – 100%		$1,620,421,692

See Notes to Schedules of Investments and Financial Statements.
44 Janus Bond & Money Market Funds April 30, 2007

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Principal Amount		Value
U.S. Government Agency Notes - 11.8%
$2,000,000	Army & Air Force Exchange 5.31%, 5/30/07ß	$2,000,000
	Fannie Mae:
878,000	5.27%, 6/1/07	874,016
4,390,000	5.11%, 6/29/07	4,353,235
1,756,000	5.011%, 12/28/07	1,697,093
	Federal Home Loan Bank System:
880,000	5.32%, 1/11/08	880,000
1,000,000	5.40%, 4/9/08	1,000,000
	Freddie Mac:
878,000	5.003%, 5/1/07	878,000
878,000	5.03%, 5/29/07	874,565
878,000	5.075%, 6/22/07	871,564
878,000	5.11%, 6/29/07	870,647
2,634,000	4.96%, 9/18/07	2,583,193
878,000	4.965%, 10/16/07	857,657
878,000	4.995%, 11/30/07	852,052
1,756,000	5.03%, 12/11/07	1,701,041
Total U.S. Government Agency Notes (cost $20,293,063)		20,293,063
U.S. Government Agency Variable Notes - 11.6%
1,054,000	Fannie Mae 5.21%, 6/21/07	1,053,962
	Federal Farm Credit Bank:
878,000	5.116%, 7/11/07	877,956
878,000	5.235%, 8/1/07	877,967
659,000	5.245%, 9/24/07	659,101
1,756,000	5.17%, 1/18/08	1,755,615
878,000	5.23%, 1/24/08	877,875
878,000	5.23%, 2/21/08	877,863
1,756,000	5.23%, 3/26/08	1,755,692
	Federal Home Loan Bank System:
1,760,000	5.24%, 7/18/07	1,759,952
880,000	5.176%, 11/15/07	880,000
2,635,000	5.165%, 3/14/08	2,634,107
	Freddie Mac:
2,633,000	5.22%, 6/19/07	2,632,897
270,000	5.215%, 7/6/07	269,990
1,756,000	5.1725%, 9/27/07	1,755,721
1,263,784	5.32%, 1/15/42	1,263,784
Total U.S. Government Agency Variable Notes (cost $19,932,482)		19,932,482
Repurchase Agreements - 76.6%
16,000,000	Bear Stearns & Company, Inc., 5.26% dated 4/30/07, maturing 5/1/07 to be repurchased at $16,002,338 collateralized by $22,105,000 in U.S. Government Agencies 0%, 12/15/36 with a value of $16,322,076	16,000,000
26,300,000	Bear Stearns & Company, Inc., 5.3625% dated 4/30/07, maturing 5/1/07 to be repurchased at $26,303,918 collateralized by $50,050,000 in U.S. Government Agencies 0%, 10/1/35 with a value of $26,826,270	26,300,000

Principal Amount		Value
Repurchase Agreements - (continued)
$30,700,000	Credit Suisse Securities (USA) LLC, 5.3325% dated 4/30/07, maturing 5/1/07 to be repurchased at $30,704,547 collateralized by $48,621,295 in U.S. Government Agencies 1.36% - 5.50%, 8/25/35 - 4/25/37 with a value of $31,317,990	$30,700,000
10,000,000	ING Financial Markets LLC, 5.25% dated 4/30/07, maturing 5/1/07 to be repurchased at $10,001,458 collateralized by $138,880,000 in U.S. Government Agencies 0%, 4/1/32 - 12/1/34 with a value of $10,200,184	10,000,000
7,000,000	ING Financial Markets LLC, 5.26% dated 4/30/07, maturing 5/1/07 to be repurchased at $7,001,023 collateralized by $13,905,769 in U.S. Government Agencies 0% - 7.0002%, 5/18/27 - 12/1/34 with a value of $7,140,455	7,000,000
42,000,000	Societe Generale, New York Branch, 5.3125%; dated 4/30/07, maturing 5/1/07 to be repurchased at $42,006,198 collateralized by $180,866,051 in U.S. Government Agencies 0% - 7.423%, 12/15/13 - 6/1/40 with a value of $42,840,000	42,000,000
Total Repurchase Agreements (cost $132,000,000)		132,000,000
Total Investments (total cost $172,225,545) – 100.0%		172,225,545
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(58,790)
Net Assets – 100%		$172,166,755

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 45

Janus Tax-Exempt Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2007

Principal Amount		Value
Municipal Securities - 99.3%
Alaska - 0.7%
$560,000	North Slope Borough, Alaska, General Obligation Refunding Bonds (MBIA Insured), Series A Variable Rate, 3.08%, 6/30/10	$560,000
Colorado - 31.0%
800,000	Arvada, Colorado Variable Rate, 2.00%, 11/1/20	800,000
340,000	Aspen Valley Hospital District, Colorado Variable Rate, 2.37%, 10/15/33	340,000
1,540,000	Aurora, Colorado, Centretech Metropolitan District, Series A Variable Rate, 2.30%, 12/1/28	1,540,000
3,000,000	Brighton Crossing Metropolitan District No.4 Variable Rate, 2.01%, 12/1/34	3,000,000
7,000,000	Colorado Educational and Cultural Facilities Authority Revenue (California Baptist University Project) Variable Rate, 2.53%, 9/1/35	7,000,000
1,990,000	Commerce City, Colorado, Northern Infrastructure General Improvement District, Variable Rate, 3.61%, 12/1/31	1,990,000
200,000	Denver, Colorado, City and County Certificates of Participation (Wellington E. Webb), Series C2 Variable Rate, 1.88%, 12/1/29	200,000
	Ebert Metropolitan District Securitization Trust:
4,000,000	Series 2004-S1 Variable Rate, 2.01%, 12/1/34	4,000,000
1,300,000	Series 2005-S1 Variable Rate, 3.66%, 12/1/09	1,300,000
1,000,000	Four Mile Ranch Metropolitan District No. 1, Colorado Variable Rate, 2.80%, 12/1/35	1,000,000
2,750,000	NBC Metropolitan District, Colorado Variable Rate, 1.96%, 12/1/30	2,750,000
		23,920,000
Delaware - 0.3%
200,000	Delaware Economic Development Authority, (Archmere Academy Inc. Project) Variable Rate, 3.99%, 7/1/36	200,000
Florida - 2.6%
2,000,000	Jacksonville, Florida, Educational Facilities Revenue, (Edward Waters College Project) Variable Rate, 3.97%, 12/1/29	2,000,000
Georgia - 2.6%
2,000,000	Atlanta, Georgia, Subordinate Lien Tax Allocation Bonds, (Atlantic Station Project), Variable Rate, 3.90%, 12/1/24	2,000,000
Illinois - 20.8%
2,300,000	Chicago, Illinois, Tax Increment, Series B Variable Rate, 1.95%, 12/1/14	2,300,000

Principal Amount		Value
Illinois - (continued)
	Illinois Development Finance Authority Revenue:
$8,025,000	(Illinois Central College) Series A, Variable Rate, 4.12%, 6/1/33	$8,025,000
850,000	(St. Anthony's Health Center) Program E-1, Variable Rate 3.06%, 10/1/29	850,000
2,800,000	(Shelby Memorial Hospital Association, Inc.), Series B-1 Variable Rate, 3.84%, 10/1/29	2,800,000
2,035,000	Illinois Health Facilities Authority Revenue (Blessing Hospital), (FSA Insured) Series B, Variable Rate, 3.51%, 11/15/29	2,035,000
		16,010,000
Indiana - 5.1%
1,300,000	Indiana Health and Educational Facility Financing Authority Revenue, (Charity Obligated Group), Series D Variable Rate, 5.00%, 11/1/26	1,316,555
2,600,000	Logansport, Indiana, Economic Development Revenue, (Modine Manufacturing Co.) Variable Rate, 2.14%, 1/1/08	2,600,000
		3,916,555
Iowa - 8.5%
5,250,000	Buffalo, Iowa, Pollution Control Revenue (LaFarge Corp.), Series B Variable Rate, 2.12%, 10/1/10	5,250,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association), Variable Rate, 2.02%, 3/1/22	1,275,000
		6,525,000
Maryland - 0.1%
100,000	Maryland State Health and Higher Educational Facilities Authority Revenue (Edenwald Project), Series B Variable Rate, 3.65%, 1/1/37	100,000
Minnesota - 3.4%
1,090,000	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue (Goodwill/Easter Seals) Variable Rate, 2.02%, 8/1/25	1,090,000
1,500,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance Corporation Project) Variable Rate, 2.02%, 12/1/22	1,500,000
		2,590,000
Nebraska - 2.5%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.) Variable Rate, 1.98%, 11/1/14	1,900,000
Nevada - 2.5%
1,900,000	Clark County, Nevada, Economic Development Revenue, (Lutheran Secondary School Association) Variable Rate, 2.07%, 2/1/30	1,900,000
Ohio - 2.6%
2,000,000	Hilliard, Ohio, School District Bond Anticipation Notes Variable Purpose, 4.50%, 6/14/07	2,001,932

See Notes to Schedules of Investments and Financial Statements.
46 Janus Bond & Money Market Funds April 30, 2007

Schedule of Investments (unaudited)

As of April 30, 2007

Principal Amount		Value
Pennsylvania - 6.2%
$1,200,000	Cumberland County, Pennsylvania Municipal Authority Revenue (Messiah Village Project)
	Variable Rate, 3.19%, 7/1/27	$1,200,000
1,800,000	Delaware County Pennsylvania (Dunwoody Village) Variable Rate, 3.65%, 4/1/30	1,800,000
1,800,000	Washington County, Pennsylvania, Hospital Authority Revenue Variable Rate, 1.80%, 7/1/31	1,800,000
		4,800,000
South Carolina - 0.7%
	Piedmont, South Carolina, Municipal Power Agency Electric Revenue Bonds:
300,000	Subseries B-6 Variable Rate, 3.64%, 1/1/31	300,000
260,000	Series B Variable Rate, 1.86%, 1/1/34	260,000
		560,000
Texas - 3.7%
500,000	Duncanville, Texas, Independant School District, 4.50%, 2/15/08	503,254
2,300,000	Texas State Tax and Revenue Anticipation Notes, 4.50%, 8/31/07	2,305,819
		2,809,073
Virginia - 0.5%
400,000	Arlington County, Virginia (Ballston Public Parking) Variable Rate, 3.93%, 8/1/17	400,000
Washington - 4.8%
1,720,000	Washington State Economic Development Revenue, (Benaroya Research) Variable Rate, 3.72%, 12/1/24	1,720,000
2,000,000	Washington State Housing Finance Community Revenue (Eastside Catholic School) Variable Rate, 3.69%, 7/1/38	2,000,000
		3,720,000
Wyoming - 0.7%
500,000	Sweetwater County, Wyoming, Hospital Revenue, (Memorial Hospital Project) Series B, Variable Rate, 3.52%, 9/1/37	500,000
Total Investments (total cost $76,412,560) – 99.3%		76,412,560
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		514,539
Net Assets – 100%		$76,927,099

FSA - Financial Security Assurance, Inc.

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 47

Statements of Assets and Liabilities – Bond Funds

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Assets:
Investments at cost(1)	$99,110	$889,784	$702,466	$220,438
Investments at value(1)	$99,182	$890,775	$716,071	$220,807
Cash	–	–	3,288	94
Receivables:
Investments sold	3,120	12,309	3,955	1,123
Fund shares sold	130	912	2,041	334
Dividends	–	–	2	–
Interest	1,125	7,380	11,518	1,874
Other assets	13	237	16	326
Variation margin	–	30	–	–
Total Assets	103,570	911,643	736,891	224,558
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	122,427	116,210	44,398
Due to Custodian	8	3,525	–	–
Investments purchased	7,698	25,980	17,948	5,517
Fund shares repurchased	37	1,228	817	288
Dividends and distributions	52	207	268	18
Advisory fees	2	322	287	40
Transfer agent fees and expenses	27	192	123	54
Professional fees	8	16	12	8
Non-interested Trustees' fees and expenses	2	5	5	3
Accrued expenses	18	65	26	28
Forward currency contracts	–	60	–	–
Total Liabilities	7,852	154,027	135,696	50,354
Net Assets	$95,718	$757,616	$601,195	$174,204
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$98,565	$776,871	$607,249	$176,650
Undistributed net investment income/(loss)*	(1)	868	246	28
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,919)	(21,001)	(19,905)	(2,843)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	73	878	13,605	369
Total Net Assets	$95,718	$757,616	$601,195	$174,204
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,708	80,134	60,434	60,215
Net Asset Value Per Share	$6.98	$9.45	$9.95	$2.89

 *  See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $119,997,565, $113,833,835 and $43,509,242 of securities loaned for Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.
48 Janus Bond & Money Market Funds April 30, 2007

Statements of Operations - Bond Funds

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Investment Income:
Interest	$2,207	$20,793	$21,815	$4,161
Securities lending income	–	38	125	17
Dividends	–	291	62	–
Dividends from affiliates	–	270	712	117
Total Investment Income	2,207	21,392	22,714	4,295
Expenses:
Advisory fees	238	1,953	1,638	546
Transfer agent fees and expenses	111	854	587	214
Registration fees	19	17	24	13
Postage and mailing expenses	8	49	23	14
Custodian fees	4	–	9	5
Professional fees	8	16	12	8
Non-interested Trustees' fees and expenses	3	13	11	4
Printing expenses	27	76	42	33
System fees	25	13	12	11
Other expenses	6	16	13	8
Non-recurring costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	449	3,007	2,371	856
Expense and Fee Offset	(4)	(28)	(16)	(8)
Net Expenses	445	2,979	2,355	848
Less: Excess Expense Reimbursement	(183)	–	–	(302)
Net Expenses after Expense Reimbursement	262	2,979	2,355	546
Net Investment Income/(Loss)	1,945	18,413	20,359	3,749
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	274	1,937	6,963	(290)
Net realized gain/(loss) from short sales	–	17	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(982)	580	6,842	1,016
Payment from affiliate (Note 2)	–	1	–	–
Net Gain/(Loss) on Investments	(708)	2,535	13,805	726
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,237	$20,948	$34,164	$4,475

See Notes to Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 49

Statements of Changes in Net Assets - Bond Funds

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$1,945	$4,062	$18,413	$36,164	$20,359	$36,181	$3,749	$6,644
Net realized gain/(loss) from investment and foreign currency transactions	274	(1,066)	1,937	(13,156)	6,963	(159)	(290)	(1,521)
Net realized gain/(loss) from futures contracts	–	–	–	29	–	–	–	(35)
Net realized gain/(loss) from short sales	–	–	17	(6)	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(982)	2,474	580	14,557	6,842	11,443	1,016	2,235
Payment from affiliate (Note 2)	–	–	1	4	–	1	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,237	5,470	20,948	37,592	34,164	47,466	4,475	7,324
Dividends and Distributions to Shareholders:
Net investment income*	(1,945)	(4,063)	(18,498)	(37,948)	(20,337)	(36,157)	(3,741)	(6,649)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(1,945)	(4,063)	(18,498)	(37,948)	(20,337)	(36,157)	(3,741)	(6,649)
Capital Share Transactions:
Shares sold	6,980	12,089	69,865	100,728	116,474	123,966	21,660	35,262
Redemption fees	N/A	N/A	N/A	N/A	61	110	N/A	N/A
Reinvested dividends and distributions	1,633	3,446	17,034	34,502	18,429	32,287	3,609	6,407
Shares repurchased	(10,006)	(31,067)	(98,596)	(303,179)	(59,215)	(179,236)	(27,057)	(68,579)
Net Increase/(Decrease) from Capital Share Transactions	(1,393)	(15,532)	(11,697)	(167,949)	75,749	(22,873)	(1,788)	(26,910)
Net Increase/(Decrease) in Net Assets	(2,101)	(14,125)	(9,247)	(168,305)	89,576	(11,564)	(1,054)	(26,235)
Net Assets:
Beginning of period	97,819	111,944	766,863	935,168	511,619	523,183	175,258	201,493
End of period	$95,718	$97,819	$757,616	$766,863	$601,195	$511,619	$174,204	$175,258
Undistributed net investment income/(loss)*	$(1)	$(1)	$868	$953	$246	$224	$28	$20

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
50 Janus Bond & Money Market Funds April 30, 2007

Financial Highlights - Bond Funds

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Federal Tax-Exempt Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$7.03		$6.94		$7.12		$7.07		$7.05		$7.01
Income from Investment Operations:
Net investment income/(loss)	.14		.27		.26		.23		.26		.27
Net gain/(loss) on securities (both realized and unrealized)	(.05)		.09		(.18)		.05		.02		.04
Total from Investment Operations	.09		.36		.08		.28		.28		.31
Less Distributions and Other:
Dividends (from net investment income)*	(.14)		(.27)		(.26)		(.23)		(.26)		(.27)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–		–		–	(1)	–		–		–
Total Distributions and Other	(.14)		(.27)		(.26)		(.23)		(.26)		(.27)
Net Asset Value, End of Period	$6.98		$7.03		$6.94		$7.12		$7.07		$7.05
Total Return**	1.32%		5.31%		1.12	%(2)	4.07%		3.97%		4.56%
Net Assets, End of Period (in thousands)	$95,718		$97,819		$111,944		$132,267		$183,669		$230,077
Average Net Assets for the Period (in thousands)	$95,936		$104,293		$121,027		$151,433		$228,760		$148,070
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.56	%(5)	0.56	%(5)	0.56	%(5)	0.62	%(5)	0.65	%(5)	0.66	%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.55%		0.55%		0.55%		0.62%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.09%		3.89%		3.67%		3.30%		3.58%		3.83%
Portfolio Turnover Rates***	210%		112%		149%		52%		39%		58%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Flexible Bond Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$9.42		$9.41		$9.76		$9.74		$9.51		$9.49
Income from Investment Operations:
Net investment income/(loss)	.23		.42		.40		.46		.46		.49
Net gain/(loss) on securities (both realized and unrealized)	.03		.02		(.34)		.01		.21		.02
Total from Investment Operations	.26		.44		.06		.47		.67		.51
Less Distributions and Other:
Dividends (from net investment income)*	(.23)		(.43)		(.41)		(.45)		(.44)		(.49)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–		–
Total Distributions and Other	(.23)		(.43)		(.41)		(.45)		(.44)		(.49)
Net Asset Value, End of Period	$9.45		$9.42		$9.41		$9.76		$9.74		$9.51
Total Return**	2.79	%(2)	4.80	%(2)	0.60	%(2)	4.97	%(2)	7.12%		5.63%
Net Assets, End of Period (in thousands)	$757,616		$766,863		$935,168		$1,159,921		$1,533,940		$1,585,108
Average Net Assets for the Period (in thousands)	$760,049		$827,407		$1,037,336		$1,288,903		$1,731,995		$1,347,054
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.80%		0.83%		0.78%		0.85%		0.83%		0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%		0.82%		0.77%		0.85%		0.83%		0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.89%		4.37%		4.01%		4.27%		4.47%		5.24%
Portfolio Turnover Rates***	122%		144	%(6)	174	%(6)	149%		163%		243%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(5)  The ratio was 0.94% in 2007, 0.97% in 2006, 0.87% in 2005, 0.99% in 2004, 0.90% in 2003 and 0.92% in 2002 before waiver of certain fees incurred by the Fund.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2006 and 180% in 2005.

See Notes to Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 51

Financial Highlights - Bond Funds (continued)

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus High-Yield Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$9.69		$9.48		$9.86		$9.55		$8.82		$9.28
Income from Investment Operations:
Net investment income/(loss)	.36		.71		.65		.67		.64		.65
Net gain/(loss) on securities (both realized and unrealized)	.26		.20		(.38)		.31		.72		(.46)
Total from Investment Operations	.62		.91		.27		.98		1.36		.19
Less Distributions and Other:
Dividends (from net investment income)*	(.36)		(.70)		(.65)		(.67)		(.64)		(.65)
Distributions (from capital gains)*	–		–		–		–		–		–
Redemption fees	–	(1)	–	(1)	–	(1)	–	(1)	.01		–	(1)
Payment from affiliate	–		–	(2)	–	(2)	–		–		–
Total Distributions and Other	(.36)		(.70)		(.65)		(.67)		(.63)		(.65)
Net Asset Value, End of Period	$9.95		$9.69		$9.48		$9.86		$9.55		$8.82
Total Return**	6.53%		10.00	%(3)	2.76	%(3)	10.62%		16.00%		1.97%
Net Assets, End of Period (in thousands)	$601,195		$511,619		$523,183		$557,836		$768,033		$573,388
Average Net Assets for the Period (in thousands)	$551,068		$490,849		$548,993		$582,992		$842,175		$490,524
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.87%		0.91	%(6)	0.88%		0.96%		0.95%		0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.86%		0.90%		0.87%		0.96%		0.95%		0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.45%		7.37%		6.65%		6.96%		6.90%		7.02%
Portfolio Turnover Rates***	110%		119%		102%		133%		203%		161%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Short-Term Bond Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$2.88		$2.87		$2.94		$2.97		$2.93		$2.97
Income from Investment Operations:
Net investment income/(loss)	.06		.11		.08		.08		.08		.10
Net gain/(loss) on securities (both realized and unrealized)	.01		.01		(.06)		.01		.04		(.04)
Total from Investment Operations	.07		.12		.02		.09		.12		.06
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		(.11)		(.08)		(.08)		(.08)		(.10	)(7)
Distributions (from capital gains)*	–		–		(.01)		(.04)		–		–
Payment from affiliate	–		–	(2)	–	(2)	–		–		–
Total Distributions and Other	(.06)		(.11)		(.09)		(.12)		(.08)		(.10)
Net Asset Value, End of Period	$2.89		$2.88		$2.87		$2.94		$2.97		$2.93
Total Return**	2.54%		4.08	%(3)	0.65	%(3)	2.94%		4.12%		2.22%
Net Assets, End of Period (in thousands)	$174,204		$175,258		$201,493		$270,761		$366,037		$492,557
Average Net Assets for the Period (in thousands)	$172,674		$182,285		$233,536		$299,461		$456,695		$499,807
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.65	%(8)
Ratio of Net Expenses to Average Net Assets***(4)	0.64%		0.64%		0.64%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.38%		3.65%		2.75%		2.64%		2.68%		3.55%
Portfolio Turnover Rates***	197%		120%		97%		110%		238%		164%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(6)  The ratio was 0.93% in 2006 before waiver of certain fees incurred by the Fund.

(7)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(8)  The ratio was 1.00% in 2007, 1.06% in 2006, 0.97% in 2005, 1.00% in 2004, 0.91% in 2003 and 0.88% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
52 Janus Bond & Money Market Funds April 30, 2007

Statements of Assets and Liabilities - Money Market Funds

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Assets:
Investments at amortized cost	$1,186,771	$40,226	$76,413
Repurchase agreements	$430,500	$132,000	$–
Receivables
Fund shares sold	7,152	351	260
Interest	5,145	126	441
Total Assets	1,629,568	172,703	77,114
Liabilities:
Payables:
Due to Custodian	1,948	35	8
Fund shares repurchased	5,684	389	124
Dividends and distributions	700	9	7
Advisory fees	132	14	6
Administrative services fees	663	71	32
Professional fees	14	8	8
Non-interested Trustees' fees and expenses	5	10	2
Total Liabilities	9,146	536	187
Net Assets	$1,620,422	$172,167	$76,927
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,620,432	$172,164	$76,948
Undistributed net investment income/(loss)*	–	1	–
Undistributed net realized gain/(loss) from investments*	(10)	2	(21)
Total Net Assets	$1,620,422	$172,167	$76,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,620,424	172,165	76,948
Net Asset Value Per Share	$1.00	$1.00	$1.00

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 53

Statements of Operations - Money Market Funds

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Investment Income:
Interest	$39,562	$4,578	$1,425
Total Investment Income	39,562	4,578	1,425
Expenses:
Advisory fees	1,463	172	76
Professional fees	6	4	8
Non-interested Trustees' fees and expenses	22	6	3
Administrative services fees	3,658	429	190
Non-recurring costs (Note 2)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	5,149	611	277
Less: Excess Expense Reimbursement	(732)	(86)	(38)
Net Expenses after Expense Reimbursement	4,417	525	239
Net Investment Income/(Loss)	35,145	4,053	1,186
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	(10)	2	–
Net Gain/(Loss) on Investments	(10)	2	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$35,135	$4,055	$1,186

See Notes to Financial Statements.
54 Janus Bond & Money Market Funds April 30, 2007

Statements of Changes in Net Assets - Money Market Funds

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal year ended October 31, 2006	Janus Money Market Fund			Janus Government Money Market Fund			Janus Tax-Exempt Money Market Fund
(all numbers in thousands)	2007(1)		2006	2007(1)		2006	2007(1)		2006
Operations:
Net investment income/(loss)	$35,145		$289,288	$4,053		$44,525	$1,186		$2,308
Net realized gain/(loss) from investment transactions	(10)		12	2		–	–		(9)
Net Increase/(Decrease) in Net Assets Resulting from Operations	35,135		289,300	4,055		44,525	1,186		2,299
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(35,147)		(58,753)	(4,053)		(7,454)	(1,186)		(2,176)
Institutional Shares	(10)		(229,324)	N/A		(30,687)	N/A		(132)
Service Shares	–		(1,199)	N/A		(6,384)	N/A		–
Net realized gain/(loss) from investment transactions*
Investor Shares	–		(2)	–		–	–		–
Institutional Shares	N/A		(10)	N/A		–	N/A		–
Service Shares	N/A		–	N/A		–	N/A		–
Net Decrease from Dividends and Distributions	(35,157)		(289,288)	(4,053)		(44,525)	(1,186)		(2,308)
Capital Share Transactions:
Shares sold
Investor Shares	699,842		991,952	39,243		73,414	28,104		45,857
Institutional Shares	22,247,144		38,462,494	1,611,593		6,103,342	124,711		76,977
Service Shares	13,984		55,553	164,498		758,324	–		–
Reinvested dividends and distributions
Investor Shares	33,021		57,565	3,971		7,318	1,160		2,120
Institutional Shares	44,041		89,719	1,865		11,032	50		92
Service Shares	169		424	740		2,391	–		–
Shares repurchased
Investor Shares	(525,356)		(997,589)	(47,237)		(90,905)	(28,627)		(57,473)
Institutional Shares	(28,608,178	)(2)	(35,873,239)	(2,149,520	)(2)	(6,095,962)	(132,699	)(3)	(71,135)
Service Shares	(48,559	)(2)	(48,419)	(330,717	)(2)	(724,319)	(11	)(3)	–
Net Increase/(Decrease) from Capital Share Transactions	(6,143,892)		2,738,460	(705,564)		44,635	(7,312)		(3,562)
Net Increase/(Decrease) in Net Assets	(6,143,914)		2,738,472	(705,562)		44,635	(7,312)		(3,571)
Net Assets:
Beginning of period	7,764,336		5,025,864	877,729		833,094	84,239		87,810
End of period	$1,620,422		$7,764,336	$172,167		$877,729	$76,927		$84,239
Undistributed net investment income/(loss)*	$–		$12	$1		$–	$–		$–

(1) Period from November 1, 2006 through February 23, 2007 for Institutional Shares and Service Shares.

(2) A reorganization of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

(3) A liquidation of the Institutional Shares and Service Shares occured at the close of business on February 23, 2007. See Note 1 in Notes to Financial Statements.

* See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 55

Financial Highlights - Money Market Funds

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Money Market Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.04		.02		.01		.01		.02
Net gain/(loss) on investments (both realized and unrealized)	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.02		.04		.02		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.04)		(.02)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.02)		(.04)		(.02)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.41%		4.39%		2.41%		0.75%		0.79%		1.53%
Net Assets, End of Period (in thousands)	$1,620,422		$1,412,927		$1,360,997		$1,588,804		$2,197,167		$3,041,637
Average Net Assets for the Period (in thousands)	$1,475,548		$1,362,170		$1,449,569		$1,790,472		$2,658,402		$3,180,307
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.80%		4.31%		2.36%		0.74%		0.80%		1.53%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Government Money Market Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.04		.02		.01		.01		.01
Net gains/(losses) on securities	–	(1)	–		–	(1)	–	(1)	–		–	(1)
Total from Investment Operations	.02		.04		.02		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.02)		(.04)		(.02)		(.01)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–		–	(1)
Total Distributions	(.02)		(.04)		(.02)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.37%		4.31%		2.34%		0.68%		0.72%		1.49%
Net Assets, End of Period (in thousands)	$172,167		$176,188		$186,361		$224,084		$313,691		$447,313
Average Net Assets for the Period (in thousands)	$172,884		$176,580		$198,231		$253,183		$388,077		$431,132
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.61	%(5)	0.61	%(5)	0.61	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)
Ratio of Net Expenses to Average Net Assets***(2)	0.61%		0.61%		0.61%		0.60%		0.60%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.73%		4.22%		2.29%		0.66%		0.73%		1.48%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(4)  The ratio was 0.70% in 2007, 0.70% in 2006, 0.70% in 2005, 0.70% in 2004, 0.70% in 2003 and 0.70% in 2002 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.71% in 2007, 0.71% in 2006, 0.71% in 2005, 0.70% in 2004, 0.70% in 2003 and 0.70% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
56 Janus Bond & Money Market Funds April 30, 2007

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Tax-Exempt Money Market Fund
and through each fiscal year ended October 31	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.02		.01		.01		.01
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)	–
Total from Investment Operations	.02		.03		.02		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.02)		(.03)		(.02)		(.01)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–		–	(1)	–	(1)	–
Total Distributions	(.02)		(.03)		(.02)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.55%		2.81%		1.63%		0.59%		0.64%		1.09%
Net Assets, End of Period (in thousands)	$76,927		$76,295		$85,799		$107,386		$140,087		$187,272
Average Net Assets for the Period (in thousands)	$76,744		$78,564		$96,230		$120,544		$173,152		$192,498
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.63	%(4)	0.65	%(4)	0.62	%(4)	0.61	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.63%		0.65%		0.62%		0.61%		0.60%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.12%		2.77%		1.60%		0.59%		0.65%		1.08%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(4)  The ratio was 0.73% in 2007, 0.75% in 2006, 0.72% in 2005, 0.71% in 2004, 0.70% in 2003 and 0.70% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Bond & Money Market Funds April 30, 2007 57

Notes to Schedules of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit 1-3 Year Index	The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lehman Brothers Municipal Bond Index	The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds, 60% of which are revenue bonds and 40% of which are state government obligations.

Lipper General Municipal Debt Funds	Funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2007.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

58 Janus Bond & Money Market Funds April 30, 2007

ºº  Schedule of Fair Valued Securities (as of April 30, 2007)

	Value	Value as a % of Net Assets
Janus High-Yield Fund
Progressive Gaming Corp. - expires 8/15/08	$120,940	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Federal Tax-Exempt Fund
Spanish Fork City, Utah, Charter School Revenue
(American Leadership Academy), 5.55% due 11/15/21	11/6/06	$1,007,620	$1,030,360	1.1%
Janus Flexible Bond Fund
Americo Life, Inc., 7.875%
notes, due 5/1/13 (144A)	4/25/03 - 10/5/06	$1,342,577	$1,379,084	0.2%
Idearc, Inc., 8.00% senior notes, due 11/15/16 (144A)	11/1/06	879,000	916,358	0.1%
Liberty Mutual Group, 7.00% bonds, due 3/15/34 (144A)	3/7/07	1,782,960	1,760,806	0.3%
Liberty Mutual Group, 7.50% bonds, due 8/15/36 (144A)	2/5/07 - 2/7/07	990,699	975,794	0.1%
Source Gas LLC., 5.90% senior notes, due 4/1/17 (144A)	4/11/07	1,335,779	1,341,970	0.2%
		$6,331,015	$6,374,012	0.9%
Janus High-Yield Fund
Innophos Holdings, Inc., 9.50%
senior unsecured notes, due 4/15/12 (144A)	4/11/07	$1,550,000	$1,573,250	0.3%
Progressive Gaming Corp. - expires 8/15/08ºº	9/26/03	167	120,940	0.0%
Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)	9/13/06 - 12/19/06	2,825,371	2,842,290	0.5%
Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes, due 3/18/12 (144A)	3/10/05 - 11/1/06	1,047,575	1,020,712	0.2%
		$5,423,113	$5,557,192	1.0%
Janus Money Market Fund
Ares VII CLO, Ltd., Class A-1A
5.41%, 5/8/15 (144A)	4/23/03	$15,996,000	$15,996,000	1.0%
BCP Finance Bank, Ltd. 5.36983%, 5/2/12	4/4/07	20,000,000	20,000,000	1.2%
Shiprock Finance SPC - SF - 1, Series 2007-3A 5.39%, 4/11/08 (144A)	3/14/07	15,000,000	15,000,000	0.9%
		$50,996,000	$50,996,000	3.1%

The Funds have registration rights for certain restricted securities held as of April 30, 2007. The issuer incurs all registration costs.

Janus Bond & Money Market Funds April 30, 2007 59

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, when-issued securities and/or securities with extended settlement dates as of April 30, 2007 are noted below.

Fund	Aggregate Value
Bond
Janus Federal Tax-Exempt Fund	$5,534,496
Janus Flexible Bond Fund	6,008,188
Janus High-Yield Fund	2,626,125

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2007.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

60 Janus Bond & Money Market Funds April 30, 2007

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually a "Fund") are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The Institutional Shares and Service Shares of Janus Tax-Exempt Money Market Fund were liquidated from the Trust. Accordingly, Institutional Shares and Service Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund are no longer offered for sale.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of new assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Bond & Money Market Funds April 30, 2007 61

Notes to Financial Statements (unaudited) (continued)

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2007
Bond
Janus Flexible Bond Fund	$119,997,565
Janus High-Yield Fund	113,833,835
Janus Short-Term Bond Fund	43,509,242

As of April 30, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2007
Bond
Janus Flexible Bond Fund	$122,427,015
Janus High-Yield Fund	116,209,915
Janus Short-Term Bond Fund	44,397,740

As of April 30, 2007, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2007, there were no securities lending arrangements for Janus Federal Tax-Exempt Fund or the Money Market Funds.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. As of April 30, 2007, the Funds were not invested in short sales.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated

62 Janus Bond & Money Market Funds April 30, 2007

rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

As of April 30, 2007, Janus Flexible Bond Fund was invested in forward currency transactions.

Futures Contracts

The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of April 30, 2007, Janus Flexible Bond Fund was invested in futures contracts.

Mortgage Dollar Rolls

The Bond Funds may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The Bond Funds were not invested in dollar rolls during the six-month period ended April 30, 2007.

Bank Loans

The Bond Funds may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements during the six-month period ended April 30, 2007 are noted in the table below.

Fund	Average Monthly Value	Rates
Bond
Janus Flexible Bond Fund	$20,193,318	2.10%-8.60988%
Janus High-Yield Fund	26,726,401	0.500%-12.36%
Janus Short-Term Bond Fund	15,785,004	7.06250%-9.50%

Janus Bond & Money Market Funds April 30, 2007 63

Notes to Financial Statements (unaudited) (continued)

Securities Traded on a To-Be-Announced Basis

The Bond Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2007, the Bond Funds were not invested in TBA securities.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of April 30, 2007, the Funds were not invested in when-issued securities.

Foreign Currency Translation

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of April 30, 2007, the Funds were not invested in equity-linked structured notes.

Initial Public Offerings

The Bond Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk

Janus High-Yield Fund, Janus Flexible Bond Fund and Janus Short-Term Bond Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the Money Market Funds' net investment income are declared daily and generally distributed monthly. Capital gains, if any, are declared and distributed in December. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at

64 Janus Bond & Money Market Funds April 30, 2007

the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Bond Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below.

Fund	Average Daily Net Assets of Fund	Management Fee %
Janus Federal Tax-Exempt Fund	First $300 Million Over $300 Million	0.50% 0.45%
Janus Flexible Bond Fund	First $300 Million Over $300 Million	0.58% 0.48%
Janus High-Yield Fund	First $300 Million Over $300 Million	0.65% 0.55%
Janus Short-Term Bond Fund	First $300 Million Over $300 Million	0.64% 0.54%

Until at least March 1, 2008, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit Fee %
Bond
Janus Federal Tax-Exempt Fund	0.55%
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pays Janus Capital an administrative services fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. Effective with purchases on and after May 15, 2007, a 2% redemption fee may be imposed on shares held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus High-Yield Fund were $61,141 for the six-month period ended April 30, 2007.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Bond Fund's total net assets sold directly and the proportion of each Bond Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each Bond Fund for transfer agent services.

During the six-month period ended April 30, 2007, Janus Services reimbursed the following Fund as a result of dilutions

Janus Bond & Money Market Funds April 30, 2007 65

Notes to Financial Statements (unaudited) (continued)

caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Bond
Janus Flexible Bond Fund	$974

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Bond
Janus Flexible Bond Fund	$3,786
Janus High-Yield Fund	798
Janus Short-Term Bond Fund	727

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Bond
Janus High-Yield Fund	$6

For the six-month period ended April 30, 2007, Janus Capital assumed $18,145 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Global Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2007.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $59,081 was paid by the Trust during the six-month period ended April 30, 2007. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

66 Janus Bond & Money Market Funds April 30, 2007

Other Funds managed by Janus Capital may invest in the Money Market Funds. During the six-month period ended April 30, 2007, the following funds recorded distributions from affiliated investment companies as affiliated dividend income, and the had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/07
Janus Institutional Cash Management Fund - Institutional Shares
Janus Flexible Bond Fund	$31,001,405	$23,462,585	$45,410	$7,538,820
Janus High-Yield Fund	44,507,961	26,408,871	194,029	18,099,090
Janus Short-Term Bond Fund	5,373,891	4,319,041	12,062	1,054,850
	$80,883,257	$54,190,497	$251,501	$26,692,760
Janus Institutional Cash Reserves Fund
Janus Flexible Bond Fund	$42,368,031	$45,972,031	$75,949	$–
Janus High-Yield Fund	33,606,971	39,708,950	245,673	–
Janus Short-Term Bond Fund	19,347,163	21,293,163	27,366	–
	$95,322,165	$106,974,144	$348,988	$–
Janus Institutional Money Market Fund - Institutional Shares
Janus Flexible Bond Fund	$79,548,061	$70,139,861	$49,213	$9,408,200
Janus High-Yield Fund	58,439,879	40,498,129	46,591	17,941,750
Janus Short-Term Bond Fund	30,925,959	21,975,959	38,742	8,950,000
	$168,913,899	$132,613,949	$134,546	$36,299,950
Janus Money Market Fund - Institutional Shares
Janus Flexible Bond Fund	$87,051,625	$90,785,625	$99,565	$–
Janus High-Yield Fund	75,884,597	87,068,964	225,308	–
Janus Short-Term Bond Fund	26,968,576	31,052,475	38,653	–
	$189,904,798	$208,907,064	$363,526		$–

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Bond
Janus Federal Tax-Exempt Fund	$99,849,915	$102,700,450	$–	$–
Janus Flexible Bond Fund	209,824,866	203,206,781	237,650,581	250,679,570
Janus High-Yield Fund	342,435,917	281,961,002	3,537,519	3,527,829
Janus Short-Term Bond Fund	54,480,473	44,519,368	109,141,756	125,456,935

Janus Bond & Money Market Funds April 30, 2007 67

Notes to Financial Statements (unaudited) (continued)

4. FEDERAL INCOME TAX

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2007 are also noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Bond
Janus Federal Tax- Exempt Fund	$99,109,517	$425,145	$(352,348)	$72,797
Janus Flexible Bond Fund	890,910,331	5,892,766	(6,027,613)	(134,847)
Janus High-Yield Fund	702,659,854	16,875,350	(3,464,633)	13,410,717
Janus Short-Term Bond Fund	220,462,053	588,969	(243,687)	345,282
Money Market
Janus Money Market Fund	1,617,270,864	–	–	–
Janus Government Money Market Fund	172,225,545	–	–	–
Janus Tax-Exempt Money Market Fund	76,412,560	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2006

Fund	October 31, 2008	October 31, 2010	October 31, 2012	October 31, 2013	October 31, 2014	Accumulated Capital Losses
Bond
Janus Federal Tax- Exempt Fund	$(2,127,380)	$–	$–	$–	$(1,065,562)	$(3,192,942)
Janus Flexible Bond Fund	–	(7,014,730)	–	–	(15,306,508)	(22,321,238)
Janus High-Yield Fund	–	(26,150,148)	–	–	–	(26,150,148)
Janus Short-Term Bond Fund	–	–	(681,569)	–	(1,853,016)	(2,534,585)
Money Market
Janus Money Market Fund	–	–	–	–	–	–
Janus Government Money	–	–	–	–	–	–
Market Fund	–	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	–	(12,220)	(8,370)	(20,590)

During the year ended October 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus High-Yield Fund	$368,401

5. CAPITAL SHARES TRANSACTIONS

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
Bond Funds	2007	2006	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	996	1,741	7,397	10,779	11,797	12,957	7,504	12,298
Reinvested dividends and distributions	233	495	1,804	3,691	1,867	3,373	1,251	2,232
Shares repurchased	(1,428)	(4,467)	(10,449)	(32,466)	(6,003)	(18,750)	(9,378)	(23,906)
Net Increase/(Decrease) in Capital Share Transactions	(199)	(2,231)	(1,248)	(17,996)	7,661	(2,420)	(623)	(9,376)
Shares Outstanding, Beginning of Period	13,907	16,138	81,382	99,378	52,773	55,193	60,838	70,214
Shares Outstanding, End of Period	13,708	13,907	80,134	81,382	60,434	52,773	60,215	60,838

68 Janus Bond & Money Market Funds April 30, 2007

For the six-month period ended April 30, 2007 (unaudited) and the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
Money Market Funds	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares – Investor Shares
Shares sold	699,835	991,952	39,243	73,414	28,104	45,857
Reinvested dividends and distributions	33,021	57,566	3,971	7,318	1,160	2,120
Shares repurchased	(525,357)	(997,589)	(47,237)	(90,905)	(28,627)	(57,474)
Net Increase/(Decrease) in Capital Share Transactions	207,499	51,929	(4,023)	(10,173)	637	(9,497)
Shares Outstanding, Beginning of Period	1,412,925	1,360,996	176,188	186,361	76,311	85,808
Shares Outstanding, End of Period	1,620,424	1,412,925	172,165	176,188	76,948	76,311
Transactions in Fund Shares – Institutional Shares
Shares sold	22,247,144	38,462,494	1,611,593	6,103,342	124,711	76,977
Reinvested dividends and distributions	44,041	89,719	1,865	11,032	50	92
Shares repurchased	(28,608,178)	(35,873,238)	(2,149,520)	(6,095,962)	(132,699)	(71,135)
Net Increase/(Decrease) in Fund Shares	(6,316,993)	2,678,975	(536,062)	18,412	(7,938)	5,934
Shares Outstanding, Beginning of Period	6,316,993	3,638,018	536,062	517,650	7,938	2,004
Shares Outstanding, End of Period	–	6,316,993	–	536,062	–	7,938
Transactions in Fund Shares – Service Shares
Shares sold	13,983	55,553	164,498	758,324	–	–
Reinvested dividends and distributions	169	424	740	2,391	–	–
Shares repurchased	(48,559)	(48,419)	(330,717)	(724,319)	(10)	–
Net Increase/(Decrease) in Fund Shares	(34,407)	7,558	(165,479)	36,396	(10)	–
Shares Outstanding, Beginning of Period	34,407	26,849	165,479	129,083	10	10
Shares Outstanding, End of Period	–	34,407	–	165,479	–	10

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

Janus Bond & Money Market Funds April 30, 2007 69

Notes to Financial Statements (unaudited) (continued)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. That appeal is still pending. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A hearing is currently scheduled for June 28, 2007. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. The parties are now awaiting a decision on the matter from the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

70 Janus Bond & Money Market Funds April 30, 2007

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2007 through February 1, 2008 (January 1, 2007 through January 1, 2008 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

Janus Bond & Money Market Funds April 30, 2007 71

Additional Information (unaudited) (continued)

serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that, under the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees noted that, in addition to the previously approved performance fee structure for Janus Worldwide Fund and certain other Funds that would become operative in February 2007, they also had negotiated with Janus Capital a temporary waiver of a portion of the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark index performance over the applicable performance measurement period.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the

72 Janus Bond & Money Market Funds April 30, 2007

Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, these Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital's past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting those Funds and/or other clients of Janus Capital, as well as Janus Capital's prior agreement not to use any Fund's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus Bond & Money Market Funds April 30, 2007 73

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed

74 Janus Bond & Money Market Funds April 30, 2007

but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to certain Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets

Janus Bond & Money Market Funds April 30, 2007 75

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

76 Janus Bond & Money Market Funds April 30, 2007

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Janus Bond & Money Market Funds April 30, 2007 77

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on February 16, 2007. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The result of the Special Meeting of Shareholders is noted below.

Proposal 1

To approve the transactions contemplated under an Agreement and Plan of Reorganization.

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Affirmative	Against	Abstain	Affirmative	Against	Abstain
Janus Money Market Fund – Investor Shares	9,217,486,425	4,667,332,486	61,080,440	56,864,335	50.64%	0.66%	0.62%	97.54%	1.28%	1.18%
Janus Money Market Fund – Institutional Shares	7,785,595,300	4,274,430,895	3,716,508	13,529,383	54.90%	0.05%	0.17%	99.60%	0.09%	0.31%
Janus Money Market Fund – Service Shares	35,069,354	26,475,292	–	–	75.49%	–	–	100.00%	–	–

Proposal 2

To approve the transactions contemplated under an Agreement and Plan of Reorganization.

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Affirmative	Against	Abstain	Affirmative	Against	Abstain
Janus Government Money Market Fund – Investor Shares	900,895,265	460,770,245	8,326,377	5,654,346	51.15%	0.92%	0.62%	97.06%	1.75%	1.19%
Janus Government Money Market Fund – Institutional Shares	567,547,749	299,234,746	–	–	52.72%	–	–	100.00%	–	–
Janus Government Money Market Fund – Service Shares	158,304,676	114,329,286	1,495,136	–	72.22%	0.94%	–	98.71%	1.29%	–

78 Janus Bond & Money Market Funds April 30, 2007

Janus Bond & Money Market Funds April 30, 2007 79

Notes

80 Janus Bond & Money Market Funds April 30, 2007

Notes

Janus Bond & Money Market Funds April 30, 2007 81

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/07)

C-0507-333  111-24-102 06-07

2007 Semiannual Report

Janus Smart Portfolios

Janus Smart Portfolio - Growth

Janus Smart Portfolio - Moderate

Janus Smart Portfolio - Conservative

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Smart Portfolios

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Portfolio Report	4

Management Commentaries and Schedules of Investments

Janus Smart Portfolio - Growth	5

Janus Smart Portfolio - Moderate	10

Janus Smart Portfolio - Conservative	15

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Schedules of Investments	25

Notes to Financial Statements	26

Additional Information	38

Explanations of Charts, Tables and Financial Statements	41

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers' Letter to the Shareholders

Dear Shareholders,

We would like to thank you for your investment in the Janus Funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets delivered healthy gains during the six months ended April 30, 2007, amid continued evidence of strong U.S. economic growth with modest inflation. Despite a brief bout of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide valuation support to equities in the U.S. and around the globe.

Continued Strong Performance

We are pleased to report that several fund managers continued to deliver strong performance compared to their peers. For the one-year period ended April 30, 2007, 81% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the three-year period, 68% of our retail funds achieved first- or second- quartile Lipper rankings, and 67% ranked in Lipper's top two quartiles for the five-year period. (See complete rankings on page 3).

Investment Team Depth

We're proud of the depth we've built in our investment team over the past few years. Recently, we said farewell to several long-term Janus portfolio managers who announced their retirements. In transitioning the leadership of their portfolios, we're confident that our investment team bench strength will ensure smooth transitions.

Management of Janus Global Life Sciences Fund will reside in the capable hands of Andy Acker. Barney Wilson will assume sole portfolio management responsibilities for Janus Global Technology Fund. In addition, Gibson Smith and Darrell Watters, with more than 33 years of combined investment experience, will co-manage Janus Flexible Bond Fund. Jason Groom, a seasoned fixed-income professional with 13 years of investment experience, will assume co-portfolio management responsibilities with Darrell Watters for Janus Short-Term Bond Fund, previously managed by Gibson Smith. Lastly, Craig Jacobson will join Eric Thorderson as Co-Portfolio Manager of all Janus money market funds, with the exception of Janus Tax-Exempt Money Market Fund for which he will be sole Portfolio Manager.

It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

Outlook

Looking ahead, with most U.S. equity indexes near all-time highs at the end of the period, we will closely monitor several fundamental factors for directional cues. First, despite the weakness in the U.S. housing sector and the associated credit quality issues in the subprime mortgage market, the U.S. unemployment rate was near historic lows. We intend to watch the labor market closely for any sign of a slowdown that could impact consumer sentiment and economic growth. Similarly, we plan to monitor the higher-quality prime mortgage market and other areas of consumer lending for any indication of credit quality deterioration.

Second, U.S. corporate profit growth has experienced double-digit gains for several years, which, combined with strong liquidity from corporate M&A and private equity transactions, has supported higher equity valuations. We will continue to watch both the future path of corporate earnings and the overall liquidity in the markets to determine whether current valuations can be sustained.

In summary, while there are both positive and negative factors that could influence the markets in the coming months, we view the fundamental economic outlook as positive. While inflationary concerns and questions

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Janus Smart Portfolios April 30, 2007 1

Continued

about the strength of consumer spending abound, we feel valuations for equities are reasonable by historic standards. In fact, as overall economic growth slows, investors could place an increasing premium on the shares of companies with strong growth prospects. We believe Janus' fundamental research can be beneficial in such an environment. Regardless of the macroeconomic climate, we remain dedicated to rewarding your confidence in Janus with strong, consistent fund performance.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Smart Portfolios April 30, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 4/30/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Fund
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	5	34/723	19	117/620	29	147/506	38	74/195	10	2/20
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	5	26/628	11	53/499	6	21/393	45	72/161	34	17/49
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	13	62/497	2	5/395	5	13/317	N/A	N/A	29	66/232
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	1	1/723	2	9/620	3	11/506	1	1/195	2	1/81
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	33	178/536	N/A	N/A	N/A	N/A	N/A	N/A	4	21/476
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	2	9/723	1	3/620	1	3/506	3	4/195	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	3	11/536	7	29/437	10	33/364	27	39/147	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	79	134/169	50	75/151	56	74/132	N/A	N/A	38	18/47
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/287	32	83/260	52	125/241	N/A	N/A	27	20/75
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	25	102/423	17	53/319	39	81/212	6	6/113	4	1/29
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2/897	1	1/661	1	2/479	N/A	N/A	11	31/323
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	90	713/795	1	10/670	7	41/567	1	2/255	1	1/212
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	97	772/795	12	79/670	28	159/567	4	9/255	6	4/76
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	49	434/897	22	144/661	N/A	N/A	N/A	N/A	32	172/548
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	43	128/300	63	147/232	41	73/178	N/A	N/A	6	4/68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	14	98/713	74	410/556	81	350/432	11	16/145	16	21/132
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	56	135/241	71	164/230	72	155/216	79	109/137	80	55/68
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	38	198/530	52	226/442	18	65/380	31	54/174	24	6/24
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	40	174/443	39	146/378	68	209/308	16	20/127	5	5/99
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	53	126/237	51	101/199	46	65/142	41	32/79	54	13/24
Janus Global Opportunities Fund(1) (6/01)	Global Funds	33	132/399	94	281/301	85	198/234	N/A	N/A	24	49/209
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15/497	N/A	N/A	N/A	N/A	N/A	N/A	1	4/424
Janus Overseas Fund(1) (5/94)	International Funds	1	1/987	1	1/803	2	12/661	4	11/280	1	1/117
Janus Worldwide Fund(1) (5/91)	Global Funds	7	25/399	90	270/301	96	225/234	69	66/96	32	5/15
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	11	64/609	N/A	N/A	N/A	N/A	N/A	N/A	7	41/598
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	18	73/423	N/A	N/A	N/A	N/A	N/A	N/A	9	35/417
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	8	28/365	N/A	N/A	N/A	N/A	N/A	N/A	4	11/344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Smart Portfolios April 30, 2007 3

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios' manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios' manager in the Management Commentaries are just that: opinions. They are a reflection of his best judgment at the time this report was compiled, which was April 30, 2007. As the investing environment changes, so could his opinions. These views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio's Expense Example, which appears in each Portfolio's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, such as underlying funds' redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from November 1, 2006 to April 30, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Portfolio's total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2008. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolios' prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds' redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Smart Portfolios April 30, 2007

Janus Smart Portfolio – Growth (unaudited)

Ticker: JSPGX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital with approximately 80% allocated to stocks and 20% to bonds and money markets.

Janus Smart Portfolio – Growth gained 10.95% for the six-month period ending April 30, 2007, compared to the S&P 500® Index's return of 8.60% for the same period. The Portfolio outpaced its secondary benchmark, the internally calculated, hypothetical Growth Allocation Index, which returned 9.87%. These results were consistent with the Portfolio's objective, which is to provide exposure to both stocks and bonds with a clear emphasis on growth of capital.

Dan Scherman
portfolio manager

Market Review

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve. While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

Portfolio Strategy

There were no substantial changes to the portfolio's composition or strategy during the period. Janus Smart Portfolio – Growth is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with a clear emphasis on growth. The Portfolio is also designed to blend the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. I believe that combining these two very different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

Our investment process involves setting return expectations for a broad range of possible Janus mutual funds that the analyst team and I believe best represents the full opportunity set available to today's investor. Then, acting in conjunction with an outside consultant, we establish an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select our desired exposure.

At period end, approximately 81.3% of the Portfolio was allocated to the equity funds, with the remaining 18.7% of the Portfolio invested in the fixed-income funds. Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that an all-stock portfolio might ordinarily bear. The allocations assigned to each selected underlying fund were consistent with our view of market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Portfolio Review

The majority of the equity fund holdings gained. One standout was the position in Janus Overseas Fund, which benefited from strength in international markets – particularly in developing countries such as China, India and South Korea. Just as with the bond fund holdings, we invested in Janus Overseas Fund for very specific reasons that have as much to do with our desired asset allocation targets as they did with its ability to potentially generate returns. As the Portfolio's primary source of non-U.S. exposure, I felt it was critical that Janus Overseas Fund maintain a return profile that was more in synch with international markets than it was with U.S. markets, thereby providing the geographical diversification I feel is necessary for the Portfolio to deliver on its intended asset allocation goals. This period, Janus Overseas Fund proved up to that task. The investments in Janus Twenty Fund and Janus Research Fund also posted strong numbers in the period.

While positions in Janus Flexible Bond Fund and Janus High-Yield Fund performed well for us in previous periods, these positions were among our weaker performers this period. This is not altogether surprising given the current environment for bonds, which is characterized by an inverted yield curve and lingering unease about the direction of interest rates in general. More specific to the high-yield market, unusually tight credit spreads also acted as a headwind for this specialized and sometimes challenging segment of the fixed-income market. Given all this, however, the Fund's allocation to bonds continued to fulfill its primary purpose, which is to act as a counter-balance to the natural volatility that our equity positions introduce into returns. For that reason, I intend for them to continue to play an important role in the portfolio.

Janus Smart Portfolios April 30, 2007 5

Janus Smart Portfolio – Growth (unaudited)

Investment Strategy and Outlook

We plan to continue to monitor market conditions as well as the performance and composition of the underlying funds in which we invest for directional cues. However, all Janus Smart Portfolios (including this one) are designed to be long-term investment vehicles, and we firmly believe that excessive trading in response to short-term market conditions or to chase the latest investment fad almost always proves counter-productive. Accordingly, we expect to make only relatively modest changes to the portfolio in coming months.

Instead, we will remain focused on trying to ensure that the Portfolio fulfills its mandate of delivering access to some of the best strategies Janus has to offer while at the same time maintaining broad exposure to a wide range of asset classes. It remains a primary goal to provide these things in a professionally allocated, systematically re-balanced and risk-controlled investment vehicle.

In closing, thank you for your investment in Janus Smart Portfolio – Growth.

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Overseas Fund	24.5%
Janus Flexible Bond Fund	15.8%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	13.4%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	13.2%
Janus Growth and Income Fund	9.7%
Janus Twenty Fund	8.1%
Janus Research Fund(1)	7.3%
Janus Orion Fund	5.1%
Janus High-Yield Fund	2.9%

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolio – Growth At a Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2007

6 Janus Smart Portfolios April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007						Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Smart Portfolio - Growth	10.95%	15.11%		18.82%		1.14%	1.00%
S&P 500® Index	8.60%	15.24%		15.89%
Growth Allocation Index	9.87%	14.60%		17.14%
Lipper Quartile	–	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Growth Funds	–	64/609		41/598

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds' shares held for three months or less may be subject to an underlying fund's 2.00% redemption fee, if any. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waiver is detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 30, 2005

Janus Smart Portfolios April 30, 2007 7

Janus Smart Portfolio – Growth (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,109.50	$1.31
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25

*Expenses are equal to the annualized expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

8 Janus Smart Portfolios April 30, 2007

Janus Smart Portfolio – Growth

Schedule of Investments (unaudited)

As of April 30, 2007

Shares		Value
Mutual Funds(1) - 100.0%
Equity Funds - 81.3%
1,209,826	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$17,736,042
1,465,287	Janus Adviser INTECH Risk-Managed Value Fund - I Shares	18,023,032
324,631	Janus Growth and Income Fund	13,076,141
642,424	Janus Orion Fund	6,893,207
661,936	Janus Overseas Fund	33,017,344
348,923	Janus Research Fund	9,780,320
185,804	Janus Twenty Fund	10,856,506
		109,382,592
Fixed-Income Funds - 18.7%
2,245,428	Janus Flexible Bond Fund	21,219,295
388,615	Janus High-Yield Fund	3,866,726
		25,086,021
Total Investments (total cost $121,875,076) – 100.0%		134,468,613
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(17,089)
Net Assets – 100%		$134,451,524

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.
Janus Smart Portfolios April 30, 2007 9

Janus Smart Portfolio – Moderate (unaudited)

Ticker: JSPMX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital and income with approximately 60% allocated to stocks and 40% to bonds and money markets.

Performance Overview

Janus Smart Portfolio – Moderate gained 8.67% for the six-month period ended April 30, 2007. This compares to a return of 8.60% by the S&P 500® Index, the Portfolio's benchmark for the same period. The Portfolio outpaced the 7.80% return by its secondary benchmark, the internally calculated, hypothetical Moderate Allocation Index. These results were consistent with the Portfolio's objective, which is to provide exposure to both stocks and bonds while emphasizing the potential downside protection and income typically offered by fixed-income securities.

Dan Scherman
portfolio manager

It is important to me that the Portfolio outperform the Moderate Allocation Index, a benchmark that more closely resembles the target asset allocation established for the Portfolio. We accomplished that goal during the period, and we will strive to continue to do so in the future.

Market Review

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

Portfolio Strategy

There were no substantial changes to the Portfolio's composition or strategy during the period. Janus Smart Portfolio – Moderate is structured as a "fund of funds" portfolio that attempts to provide investors with broad, diversified exposure to various types of investments with an emphasis on modest growth. Our investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today's investor. Then, acting in conjunction with an outside consultant, we establish an ideal "model" portfolio based on the specific risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select appropriate Janus funds that replicate our desired exposure.

Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that a stock-only portfolio might ordinarily bear. The allocations assigned to each selected underlying fund were consistent with our view of market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

At period-end, about 62% of the Portfolio was allocated to stocks, with the remaining 38% of the Portfolio invested in bonds, cash and other fixed-income securities. Under normal market conditions, this allocation of assets should buffer the risk that an all-stock portfolio might ordinarily bear and is intended to be consistent with our view on both market conditions and long-term risk-reward profiles.

Portfolio Review

The majority of our equity fund holdings reported gains during the period. One standout was our position in Janus Overseas Fund, which benefited from strength in international markets – particularly in developing countries such as China, India and South Korea. Just as with the bond fund holdings, the Portfolio invested in Janus Overseas Fund for very specific reasons that had as much to do with the desired asset allocation targets as with its ability to generate potential returns. As the Portfolio's primary source of non-U.S. exposure, I felt it was critical for Janus Overseas Fund to maintain a return profile that was more in synch with international markets than with U.S. markets, thereby providing the geographical diversification I feel is necessary for the Portfolio to deliver on its intended asset allocation goals. This year, Janus Overseas Fund proved up to that task. Janus Research Fund and Janus Twenty Fund, which have larger-cap holdings, also posted strong numbers in the period.

The Portfolio's returns reflected some of the market's broader themes during the period. While our positions in

10 Janus Smart Portfolios April 30, 2007

(unaudited)

Janus Flexible Bond Fund, Janus Short-Term Bond Fund and Janus High-Yield Fund performed well for us in past periods, in the most recent environment the bond funds were collectively our weaker performers. Performance among the bond holdings lived up to expectations, however, and we believe these funds will continue to play an important role in the Portfolio.

Finally, investors continued to favor large-cap value-oriented stocks at the expense of large-cap growth stocks. That trend was visible in the calendar year-to-date outperformance of Janus Adviser INTECH Risk-Managed Value Fund over Janus Adviser INTECH Risk-Managed Growth Fund. By maintaining similar exposures to each of these funds, we hope to participate equally, whether investors continue to prefer large-cap value stocks or if – as some investors expect – the pendulum ultimately swings back toward large-cap growth stocks.

Investment Strategy and Outlook

We will continue to monitor market conditions as well as the performance and composition of the underlying funds in which we invest for directional cues. However, all Janus Smart Portfolios (including this one) are designed to be long-term investment vehicles, and we firmly believe that excessive trading in response to short-term market conditions or to chase the latest investment fad almost proves counter-productive. Accordingly, we expect to make only relatively modest changes to the Portfolio in coming months.

Instead, we will remain focused on trying to ensure that the Portfolio fulfills its mandate of delivering access to some of the best strategies Janus has to offer while at the same time maintaining broad exposure to a wide range of asset classes. It remains a primary goal to provide these things in a professionally allocated, systematically re-balanced and risk-controlled investment vehicle.

Thank you for your investment in Janus Smart Portfolio – Moderate.

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund	30.2%
Janus Overseas Fund	18.6%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	11.0%
Janus Growth and Income Fund	10.9%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	10.2%
Janus Short-Term Bond Fund	4.7%
Janus Research Fund(1)	4.3%
Janus Twenty Fund	4.1%
Janus Orion Fund	3.2%
Janus High-Yield Fund	2.9%

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolio – Moderate At a Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2007

*Includes cash and cash equivalents of (0.1)%

Janus Smart Portfolios April 30, 2007 11

Janus Smart Portfolio – Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2007						Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Smart Portfolio - Moderate	8.67%	12.43%		14.65%		1.16%	0.95%
S&P 500® Index	8.60%	15.24%		15.89%
Moderate Allocation Index	7.80%	12.68%		13.67%
Lipper Quartile	–	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Moderate Funds	–	73/423		35/417

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds' shares held for three months or less may be subject to an underlying fund's 2.00% redemption fee, if any. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waiver is detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 30, 2005

12 Janus Smart Portfolios April 30, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,086.70	$1.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.75	$1.05

*Expenses are equal to the annualized expense ratio of 0.21% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Smart Portfolios April 30, 2007 13

Janus Smart Portfolio – Moderate

Schedule of Investments (unaudited)

As of April 30, 2007

Shares		Value
Mutual Funds(1) - 100.1%
Equity Funds - 62.2%
691,186	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$10,132,786
761,174	Janus Adviser INTECH Risk-Managed Value Fund - I Shares	9,362,444
249,810	Janus Growth and Income Fund	10,062,339
270,807	Janus Orion Fund	2,905,764
344,936	Janus Overseas Fund	17,205,399
139,889	Janus Research Fund	3,921,098
65,214	Janus Twenty Fund	3,810,436
		57,400,266
Fixed-Income Funds - 37.9%
2,953,480	Janus Flexible Bond Fund	27,910,387
272,082	Janus High-Yield Fund	2,707,215
1,500,832	Janus Short-Term Bond Fund	4,337,404
		34,955,006
Total Investments (total cost $85,388,566) – 100.1%		92,355,272
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(53,867)
Net Assets – 100%		$92,301,405

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.
14 Janus Smart Portfolios April 30, 2007

Janus Smart Portfolio – Conservative (unaudited)

Ticker: JSPCX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Performance Overview

Janus Smart Portfolio – Conservative gained 7.10% for the six-month period ending April 30, 2007. This compares to a return of 8.60% for the S&P 500® Index, the Portfolio's benchmark, for the same period. The Portfolio beat a 5.92% return by its secondary benchmark, the Conservative Allocation Index. These results are consistent with the Portfolio's objective, which is to provide exposure to both stocks and bonds while emphasizing the downside protection typically offered by fixed-income securities.

Dan Scherman
portfolio manager

Market Review

Equity markets delivered healthy gains during the period amid continued evidence of strong U.S. economic growth with modest inflation. After a brief period of market volatility in late February and early March, markets rebounded quickly on hopes of monetary easing by the Federal Reserve (Fed). While U.S. corporate profit growth showed signs of slowing, robust mergers and acquisitions (M&A) and private equity transactions continued to provide key valuation support to equities in the U.S. and around the globe.

Investment Process

There were no substantial changes to the Portfolio's composition or strategy during the period. Janus Smart Portfolio – Conservative is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the two core competencies that Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of possible Janus mutual funds that we believe best represent the full opportunity set available to today's investor. Then, acting in conjunction with an outside consultant, we establish an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Portfolio Review

The Portfolio's returns reflected some of the market's broader themes during the period. While our positions in Janus Flexible Bond Fund, Janus Short-Term Bond Fund and Janus High-Yield Fund performed well for us in past periods, in the most recent environment the bond funds were collectively our weaker performers. Performance among our bond holdings continued to live up to our expectations, however, and we believe these funds will continue to play an important role in the Portfolio.

The equity portion of the Portfolio also mirrored broader market trends. For example, international stocks continued to outshine domestic stocks as they had done for several years running. In particular, stocks domiciled in emerging markets such as Brazil and India were among the best performers. The investment in Janus Overseas Fund, which was the Portfolio's largest equity holding during the period, gained substantially in part due to its exposure to these rapidly growing regions. Similarly, the Portfolio benefited from its investment in Janus Contrarian Fund, which held a sizable portion of its assets in companies located outside the United States.

Finally, investors continued to favor large-cap value-oriented stocks at the expense of large-cap growth stocks. That trend was visible in the calendar year-to-date outperformance of Janus Adviser INTECH Risk-Managed Value Fund over Janus Adviser INTECH Risk-Managed Growth Fund. By maintaining similar exposures to each of these funds, we

Janus Smart Portfolios April 30, 2007 15

Janus Smart Portfolio – Conservative (unaudited)

hope to participate equally, whether investors continue to prefer large-cap value stocks or if – as some investors expect – the pendulum ultimately swings back toward large-cap growth stocks.

Investment Strategy and Outlook

We plan to continue to monitor market conditions as well as the performance and composition of the underlying funds in which we invest for directional cues. However, all Janus Smart Portfolios (including this one) are designed to be long-term investment vehicles, and we firmly believe that excessive trading in response to short-term market conditions or to chase the latest investment fad almost always proves counter-productive. Accordingly, we expect to make only relatively modest changes to the Portfolio in coming months.

Instead, we will remain focused on trying to ensure that the Portfolio fulfills its mandate of delivering access to some of the best strategies Janus has to offer while at the same time maintaining broad exposure to a wide range of asset classes. It remains a primary goal to provide these things in a professionally allocated, systematically re-balanced and risk-controlled investment vehicle.

In closing, thank you for your investment in Janus Smart Portfolio – Conservative.

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund	45.5%
Janus Overseas Fund	9.9%
Janus Short-Term Bond Fund	9.2%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	8.3%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	8.1%
Janus Growth and Income Fund	5.1%
Janus Contrarian Fund	4.5%
Janus Orion Fund	3.2%
Janus Research Fund(1)	3.2%
Janus High-Yield Fund	3.0%

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolio – Conservative At a Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2007

16 Janus Smart Portfolios April 30, 2007

(unaudited)

Performance

Average Annual Total Return – for the period ended April 30, 2007						Expense Ratios – for the fiscal year ended October 31, 2006
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Smart Portfolio - Conservative	7.10%	11.00%		11.71%		1.42%	0.91%
S&P 500® Index	8.60%	15.24%		15.89%
Conservative Allocation Index	5.92%	10.85%		10.50%
Lipper Quartile	–	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Conservative Funds	–	28/365		11/344

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds' shares held for three months or less may be subject to an underlying fund's 2.00% redemption fee, if any. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waiver is detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 30, 2005

Janus Smart Portfolios April 30, 2007 17

Janus Smart Portfolio – Conservative (unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period (11/1/06-4/30/07)*
Actual	$1,000.00	$1,071.00	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$0.90

*Expenses are equal to the annualized expense ratio of 0.18% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

18 Janus Smart Portfolios April 30, 2007

Janus Smart Portfolio – Conservative

Schedule of Investments (unaudited)

As of April 30, 2007

Shares		Value
Mutual Funds(1) - 100.0%
Equity Funds - 42.3%
240,666	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$3,528,169
290,786	Janus Adviser INTECH Risk-Managed Value Fund - I Shares	3,576,664
101,314	Janus Contrarian Fund	1,936,112
54,509	Janus Growth and Income Fund	2,195,641
128,838	Janus Orion Fund	1,382,426
86,302	Janus Overseas Fund	4,304,724
49,884	Janus Research Fund	1,398,249
		18,321,985
Fixed-Income Funds - 57.7%
2,082,282	Janus Flexible Bond Fund	19,677,571
130,090	Janus High-Yield Fund	1,294,396
1,375,127	Janus Short-Term Bond Fund	3,974,116
		24,946,083
Total Investments (total cost $41,124,752) – 100.0%		43,268,068
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(14,683)
Net Assets – 100%		$43,253,385

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.
Janus Smart Portfolios April 30, 2007 19

Statements of Assets and Liabilities

As of April 30, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Smart Portfolio - Growth	Janus Smart Portfolio - Moderate	Janus Smart Portfolio - Conservative
Assets:
Investments at cost	$121,875	$85,389	$41,125
Investments at value	$134,469	$92,355	$43,268
Receivables:
Fund shares sold	623	775	790
Due from adviser	–	5	6
Other assets	102	99	92
Total Assets	135,194	93,234	44,156
Liabilities:
Payables:
Due to custodian	77	–	–
Investments purchased	559	700	828
Fund shares repurchased	79	206	54
Dividends and distributions	–	–	–
Advisory fees	4	4	2
Transfer agent fees and expenses	9	7	4
Non-interested Trustees' fees and expenses	3	3	2
Accrued expenses	11	13	13
Total Liabilities	742	933	903
Net Assets	$134,452	$92,301	$43,253
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$121,572	$84,907	$40,723
Undistributed net investment income/(loss)*	342	458	392
Undistributed net realized gain/(loss) from investments transactions*	(56)	(31)	(5)
Unrealized appreciation/(depreciation) of investments	12,594	6,967	2,143
Total Net Assets	$134,452	$92,301	$43,253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,847	7,815	3,807
Net Asset Value Per Share	$12.40	$11.81	$11.36

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
20 Janus Smart Portfolios April 30, 2007

Statements of Operations

For the six-month period ended April 30, 2007 (unaudited) (all numbers in thousands)	Janus Smart Portfolio - Growth	Janus Smart Portfolio - Moderate	Janus Smart Portfolio - Conservative
Investment Income:
Dividends from affiliates	$1,077	$985	$599
Total Investment Income	1,077	985	599
Expenses:
Advisory fees	25	17	7
Transfer agent fees and expenses	59	38	18
Postage and mailing expenses	2	–	–
Professional fees	13	13	13
Non-interested Trustees' fees and expenses	3	2	1
Printing expenses	28	24	19
Legal expenses	3	4	4
Total Expenses	133	98	62
Expense and Fee Offset	(3)	(2)	(1)
Net Expenses	130	96	61
Less: Excess Expense Reimbursement	(12)	(26)	(37)
Net Expenses after Expense Reimbursement	118	70	24
Net Investment Income/(Loss)	959	915	575
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	–	–	–
Change in net unrealized appreciation or depreciation of investments	9,168	4,889	1,466
Payment from affiliate (Note 2)	–	–	1
Net Gain/(Loss) on Investments	9,168	4,889	1,467
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,127	$5,804	$2,042

See Notes to Financial Statements.
Janus Smart Portfolios April 30, 2007 21

Statements of Changes in Net Assets

For the six-month period ended April 30, 2007 (unaudited) and for the fiscal period ended October 31, 2006	Janus Smart Portfolio - Growth		Janus Smart Portfolio - Moderate		Janus Smart Portfolio - Conservative
(all numbers in thousands)	2007	2006(1)	2007	2006(1)	2007	2006(1)
Operations:
Net investment income/(loss)	$959	$279	$915	$415	$575	$233
Net realized gain/(loss) from investment transactions	–	237	–	51	–	41
Change in unrealized net appreciation/(depreciation) of investments	9,168	3,426	4,889	2,078	1,466	677
Payment from affiliate	–	–	–	–	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,127	3,942	5,804	2,544	2,042	951
Dividends and Distributions to Shareholders:
Net investment income *	(896)	–	(872)	–	(416)	–
Net realized gain/(loss) from investment transactions*	(292)	–	(82)	–	(46)	–
Net Decrease from Dividends and Distributions	(1,188)	–	(954)	–	(462)	–
Capital Share Transactions:
Shares sold	71,652	71,396	44,074	55,258	26,652	22,867
Reinvested dividends and distributions	1,183	–	940	–	458	–
Shares repurchased	(14,116)	(8,544)	(8,829)	(6,536)	(4,926)	(4,329)
Net Increase/(Decrease) from Capital Share Transactions	58,719	62,852	36,185	48,722	22,184	18,538
Net Increase/(Decrease) in Net Assets	67,658	66,794	41,035	51,266	23,764	19,489
Net Assets:
Beginning of period	66,794	–	51,266	–	19,489	–
End of period	$134,452	$66,794	$92,301	$51,266	$43,253	$19,489
Undistributed net investment income/(loss)*	$342	$279	$458	$415	$392	$233

*  See Note 4 in Notes to Financial Statements.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

See Notes to Financial Statements.
22 Janus Smart Portfolios April 30, 2007

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Smart Portfolio - Growth
and through the fiscal period ended October 31, 2006	2007		2006(1)
Net Asset Value, Beginning of Period	$11.34		$10.00
Income from Investment Operations:
Net investment income/(loss)	.11		.05
Net gains/(losses) on securities (both realized and unrealized)	1.12		1.29
Total from Investment Operations	1.23		1.34
Less Distributions:
Dividends (from net investment income)*	(.13)		–
Distributions (from capital gains)*	(.04)		–
Total Distributions	(.17)		–
Net Asset Value, End of Period	$12.40		$11.34
Total Return**	10.95%		13.40%
Net Assets, End of Period (in thousands)	$134,452		$66,794
Average Net Assets for the Period (in thousands)	$99,079		$34,131
Ratio of Gross Expenses to Average Net Assets***(2)	0.25	%(3)	0.25	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.24%		0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.95%		0.98%
Portfolio Turnover Rates***	0%		28%
For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Smart Portfolio - Moderate
and through the fiscal period ended October 31, 2006	2007		2006(1)
Net Asset Value, Beginning of Period	$11.04		$10.00
Income from Investment Operations:
Net investment income/(loss)	.13		.09
Net gains/(losses) on securities (both realized and unrealized)	.82		.95
Total from Investment Operations	.95		1.04
Less Distributions and Other:
Dividends (from net investment income)*	(.16)		–
Distributions (from capital gains)*	(.02)		–
Payment from affiliate	–		–	(4)
Total Distributions and Other	(.18)		–
Net Asset Value, End of Period	$11.81		$11.04
Total Return**	8.67%		10.40	%(5)
Net Assets, End of Period (in thousands)	$92,301		$51,266
Average Net Assets for the Period (in thousands)	$70,381		$25,078
Ratio of Gross Expenses to Average Net Assets***(2)	0.21	%(6)	0.21	%(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.20%		0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.62%		1.97%
Portfolio Turnover Rates***	0%		16%

  *  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The ratio was 0.27% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(5)  During the fiscal period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  The ratio was 0.28% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.
Janus Smart Portfolios April 30, 2007 23

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2007 (unaudited)	Janus Smart Portfolio - Conservative
and through the fiscal period ended October 31, 2006	2007		2006(1)
Net Asset Value, Beginning of Period	$10.82		$10.00
Income from Investment Operations:
Net investment income/(loss)	.17		.13
Net gains/(losses) on securities (both realized and unrealized)	.59		.69
Total from Investment Operations	.76		.82
Less Distributions and Other:
Dividends (from net investment income)*	(.20)		–
Distributions (from capital gains)*	(.02)		–
Payment from affiliate	–	(2)	–
Total Distributions and Other	(.22)		–
Net Asset Value, End of Period	$11.36		$10.82
Total Return**	7.10	%(3)	8.20%
Net Assets, End of Period (in thousands)	$43,253		$19,489
Average Net Assets for the Period (in thousands)	$28,853		$9,992
Ratio of Gross Expenses to Average Net Assets***(4)	0.18	%(5)	0.18	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.17%		0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.02%		2.78%
Portfolio Turnover Rates***	0%		20%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The ratio was 0.44% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.
24 Janus Smart Portfolios April 30, 2007

Notes to Schedules of Investments (unaudited)

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Lehman Brothers Aggregate Bond Index (20%) and the MSCI Emerging Markets (Free) IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	The Lipper Mixed-Asset Target Allocation Moderate Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Moderate Funds for the respective time periods.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets (Free) IndexSM (2%).

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

Janus Smart Portfolios April 30, 2007 25

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, (collectively the "Portfolios" and individually a "Portfolio") are series Portfolios. The Portfolios each operate as a "fund of funds," meaning substantially all of the Portfolios' assets will be invested in other Janus mutual funds (the "underlying funds"). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty funds. Each of the Portfolios in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Underlying Funds

Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio - Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio - Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio - Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

INVESTMENTS IN EQUITY SECURITIES

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity

26 Janus Smart Portfolios April 30, 2007

securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (a) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (b) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (a) domestic and foreign common stocks; (b) preferred stocks; (c) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (d) other securities with equity characteristics. The fund may invest in companies of any size.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the fund's income component may consist of structured securities such as equity-linked structured notes.

INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

JANUS MID CAP VALUE FUND - INVESTOR SHARES seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in

Janus Smart Portfolios April 30, 2007 27

Notes to Financial Statements (unaudited) (continued)

the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly.

JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

INVESTMENTS IN FIXED-INCOME SECURITIES

JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary investment objectives. The fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

28 Janus Smart Portfolios April 30, 2007

INVESTMENTS IN CASH EQUIVALENTS

JANUS MONEY MARKET FUND - INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

A Portfolio's net asset value ("NAV") is calculated based upon the NAV of each underlying fund in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sale price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds that are traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds' Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the underlying money market fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities held by the underlying funds may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

Expenses

Each Portfolio bears expenses incurred specifically on its behalf. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

Janus Smart Portfolios April 30, 2007 29

Notes to Financial Statements (unaudited) (continued)

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral of the underlying funds in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities of the underlying funds that are denominated in U.S. dollars and 105% of the market value of the loaned securities of the underlying funds that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the underlying funds may be party to an interfund lending agreement between the underlying funds and other Janus Capital sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The underlying funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. Gains or losses arise from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract.

Forward currency contracts held by the underlying funds are fully collateralized by other securities. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the underlying fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying fund.

The underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying fund is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the underlying fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in

30 Janus Smart Portfolios April 30, 2007

GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying fund, normally 15 to 45 days later. Beginning on the date the underlying fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Bank Loans

The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").

The underlying fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying fund utilizes an independent third party to value individual bank loans on a daily basis.

Futures Contracts

The underlying funds, except Janus Money Market Fund, may enter into futures contracts. The underlying funds intend to use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, some of the underlying funds may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable. When a contract is closed, a realized gain or loss is recorded by the underlying funds equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities of the underlying funds are segregated as collateral for market value on futures contracts. Such collateral is in the possession of the underlying funds' custodian.

Options Contracts

The underlying funds, except Janus Money Market Fund, may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid by the underlying funds. Securities are segregated to cover outstanding written options.

The risk in writing a call option is that the underlying funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the underlying funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the underlying funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the

Janus Smart Portfolios April 30, 2007 31

Notes to Financial Statements (unaudited) (continued)

market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Short Sales

The underlying funds, with the exception of INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund and Janus Adviser INTECH Risk-Managed Value Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the underlying funds own, or a security equivalent in kind and amount to the security sold short that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Money Market Fund – Investor Shares, may also engage in "naked" short sales. Naked short sales involve an underlying fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the underlying fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the underlying fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that an underlying fund may recognize upon termination of a short sale.

Foreign Currency Translations

The underlying funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds' custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes

The underlying funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

Certain underlying funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. The underlying funds may not experience similar performance as their assets grow.

32 Janus Smart Portfolios April 30, 2007

Additional Investment Risk

Certain underlying funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities my be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of an underlying fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends and net realized capital gains (if any) are generally declared and distributed annually. The majority of dividends and net realized capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Portfolio's financial position or results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.05%.

Janus Capital has agreed until at least March 1, 2008 to reimburse the Portfolios by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as "Excess Expense Reimbursement" on the Statement of Operations.

Portfolio	Expense Limit Fee %
Janus Smart Portfolio - Growth	0.24
Janus Smart Portfolio - Moderate	0.20
Janus Smart Portfolio - Conservative	0.17

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to any of the Portfolios, with the exceptions noted above, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of

Janus Smart Portfolios April 30, 2007 33

Notes to Financial Statements (unaudited) (continued)

reimbursement upon termination of the current advisory agreements. For the six-month period ended April 30, 2007, total reimbursement by Janus Capital and the recoupment that may be potentially made to Janus Capital are indicated in the table below:

Portfolio	Reimbursement	Total Recoupment
Janus Smart Portfolio - Growth	$12,316	$52,692
Janus Smart Portfolio - Moderate	26,139	71,042
Janus Smart Portfolio - Conservative	37,173	80,208

The Portfolios' expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolios could have employed the assets used by the transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. For transfer agency and other services, Janus Services receives a fee at an annual rate of 0.05% of the Portfolio's total net assets. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (''Wilshire''), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2007.

During the six-month period ended April 30, 2007, Janus Services reimbursed Janus Smart Portfolio - Conservative $716 as a result of dilutions caused by incorrectly processed shareholder activity.

During the period ended October 31, 2006, Janus Services reimbursed Janus Smart Portfolio - Moderate $222 as a result of dilutions caused by incorrectly processed shareholder activity.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer. Effective January 1, 2006, the Portfolios began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Portfolios. Total compensation of $56,756 was paid by the Trust during the six-month period ended April 30, 2007. The Portfolios' portion is reported as part of "Other Expenses" on the Statement of Operations.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Smart Portfolio - Growth	$58,505,694	$–	$–	$–
Janus Smart Portfolio - Moderate	36,182,709	–	–	–
Janus Smart Portfolio - Conservative	22,309,642	–	–	–

34 Janus Smart Portfolios April 30, 2007

4. FEDERAL INCOME TAX

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2007 are also noted below.

The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Smart Portfolio - Growth	$121,931,134	$12,567,748	$(30,269)	$12,537,479
Janus Smart Portfolio - Moderate	85,419,505	6,967,663	(31,896)	6,935,767
Janus Smart Portfolio - Conservative	41,130,210	2,161,965	(24,107)	2,137,858

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2007 (unaudited) and the fiscal period ended October 31, 2006	Janus Smart Portfolio - Growth		Janus Smart Portfolio - Moderate		Janus Smart Portfolio - Conservative
(all numbers are in thousands)	2007	2006(1)	2007	2006(1)	2007	2006(1)
Transactions in Portfolio Shares
Shares sold	6,045	6,692	3,861	5,267	2,409	2,219
Reinvested dividends and distributions	101	–	84	–	42	–
Shares repurchased	(1,188)	(803)	(773)	(624)	(445)	(418)
Net Increase/(Decrease) in Portfolio Shares	4,958	5,889	3,172	4,643	2,006	1,801
Shares Outstanding, Beginning of Period	5,889	–	4,643	–	1,801	–
Shares Outstanding, End of Period	10,847	5,889	7,815	4,643	3,807	1,801

(1) Period from December 30, 2005 (inception date) through October 31, 2006.

6. AFFILIATED FUND OF FUNDS TRANSACTIONS

The Portfolios invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. All of the realized gain/(loss) recognized by the Portfolios is derived from affiliates. Portfolio's investment in any of the underlying funds may exceed 25% of such Portfolio's total assets. In such instances, the financial statements for the underlying fund may be obtained on the underlying fund's website at www.janus.com. During the six-month period ended April 30, 2007, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/07
Janus Smart Portfolio - Growth
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	550,105	7,803,964	–	–	–	$51,130	$17,736,042
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	674,805	7,928,440	–	–	–	175,606	18,023,032
Janus Flexible Bond Fund	1,076,243	10,152,284	–	–	–	389,561	21,219,295
Janus Growth and Income Fund	151,039	5,814,668	–	–	–	71,828	13,076,141
Janus High-Yield Fund	185,421	1,829,723	–	–	–	106,870	3,866,726
Janus Orion Fund	285,149	2,880,670	–	–	–	9,250	6,893,207
Janus Overseas Fund	288,368	13,440,514	–	–	–	231,983	33,017,344
Janus Research Fund(1)	155,814	4,024,096	–	–	–	4,109	9,780,320
Janus Twenty Fund	83,511	4,631,335	–	–	–	37,064	10,856,506
Total		$58,505,694		$–	$–	$1,077,401	$134,468,613

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolios April 30, 2007 35

Notes to Financial Statements (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/07
Janus Smart Portfolio - Moderate
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	274,730	3,899,981	–	–	–	$32,030	$10,132,786
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	307,516	3,616,326	–	–	–	100,007	9,362,444
Janus Flexible Bond Fund	1,248,066	11,779,367	–	–	–	530,811	27,910,387
Janus Growth and Income Fund	101,825	3,924,897	–	–	–	17,582	10,062,339
Janus High-Yield Fund	114,687	1,131,842	–	–	–	77,342	2,707,215
Janus Orion Fund	104,689	1,059,184	–	–	–	4,288	2,905,764
Janus Overseas Fund	130,945	6,110,219	–	–	–	132,477	17,205,399
Janus Research Fund(1)	54,399	1,408,342	–	–	–	1,814	3,921,098
Janus Short-Term Bond Fund	634,875	1,831,705	–	–	–	74,018	4,337,404
Janus Twenty Fund	25,577	1,420,846	–	–	–	14,319	3,810,436
Total		$36,182,709		$–	$–	$984,688	$92,355,272

(1) Formerly named Janus Mercury Fund.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/07
Janus Smart Portfolio - Conservative
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	123,260	1,745,739	–	–	–	$8,938	$3,528,169
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	150,282	1,767,462	–	–	–	30,661	3,576,664
Janus Contrarian Fund	54,983	973,571	–	–	–	18,530	1,936,112
Janus Flexible Bond Fund	1,114,903	10,527,876	–	–	–	323,951	19,677,571
Janus Growth and Income Fund	28,545	1,096,931	–	–	–	11,767	2,195,641
Janus High-Yield Fund	69,209	683,522	–	–	–	32,074	1,294,396
Janus Orion Fund	64,498	652,959	–	–	–	1,659	1,382,426
Janus Overseas Fund	42,414	1,981,043	–	–	–	27,140	4,304,724
Janus Research Fund(1)	25,037	651,828	–	–	–	527	1,398,249
Janus Short-Term Bond Fund	772,117	2,228,711	–	–	–	57,576	3,974,116
Total		$22,309,642		$–	$–	$512,823	$43,268,068

(1) Formerly named Janus Mercury Fund.

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims

36 Janus Smart Portfolios April 30, 2007

by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. That appeal is still pending. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A hearing is currently scheduled for June 28, 2007.

JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

In addition to the "market timing" actions described above, Janus Capital was a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs sought declaratory and injunctive relief and an unspecified amount of damages. In April 2007, the parties in the litigation jointly filed a Stipulation Regarding Dismissal of Claims With Prejudice ("Stipulation of Dismissal"), and on May 2, 2007, the Colorado District Court approved the Stipulation of Dismissal and dismissed the case.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. The U.S. Supreme Court granted the Petition for a Writ of Certiorari and heard argument on the matter on March 27, 2007. The parties are now awaiting a decision on the matter from the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Smart Portfolios April 30, 2007 37

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as "Fund" and collectively as "Funds."

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2007 through February 1, 2008 (January 1, 2007 through January 1, 2008 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services

38 Janus Smart Portfolios April 30, 2007

Additional Information (unaudited) (continued)

had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, in some cases after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that, under the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees noted that, in addition to the previously approved performance fee structure for Janus Worldwide Fund and certain other Funds that would become operative in February 2007, they also had negotiated with Janus Capital a temporary waiver of a portion of the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark index performance over the applicable performance measurement period.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing

Janus Smart Portfolios April 30, 2007 39

comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, these Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital's past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting those Funds and/or other clients of Janus Capital, as well as Janus Capital's prior agreement not to use any Fund's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

40 Janus Smart Portfolios April 30, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Janus Smart Portfolios April 30, 2007 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios' net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect a Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the average shareholder account size and the frequency of dividend payments.

The Portfolios' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by changes in the target allocation. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

42 Janus Smart Portfolios April 30, 2007

Notes

Janus Smart Portfolios April 30, 2007 43

Notes

44 Janus Smart Portfolios April 30, 2007

Notes

Janus Smart Portfolios April 30, 2007 45

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0507-333  111-24-106 06-07

Item 2 -	Code of Ethics
Not applicable to semiannual reports.

Item 3 -	Audit Committee Financial Expert
Not applicable to semiannual reports.

Item 4 -	Principal Accountant Fees and Services
Not applicable to semiannual reports.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits

	(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

	(a)(3)	Not applicable to open-end companies.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: June 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: June 22, 2007

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: June 22, 2007